                                                                annual report
                                            LIQUIDITY PLUS MONEY MARKET FUND  --
                                                           December 31, 2001  --


                                                                    "The goal of this Fund is to
                                                                    provide shareholders with a
                                                                    competitive money market return
                                                                    consistent with stability of
                                                                    principal."

LETTER TO SHAREHOLDERS

DEAR SHAREHOLDERS:

       The goal of this Fund is to provide shareholders with a competitive money market return consistent with stability of principal. Purchases are targeted at those money market securities and maturities that offer the most attractive yields.

       The Fund generally was well-positioned for the many interest rate cuts during the year that significantly reduced money market yields. For example, when the Federal Reserve cut rates in the aftermath of September 11, the Fund's longer-term purchases made in late August benefited the Fund. During the fourth quarter, issuers kept the maturity structure of their securities relatively short in anticipation of further rates cuts. As a result, purchases in the Fund were concentrated in the one-month to three-month maturity range. Six-month and one-year securities were added to the Fund, however, as buying opportunities arose.

       On the following pages, you will find the most recent financial information for the Liquidity Plus Money Market Fund for the year ended December 31, 2001. If you have any questions about this Fund, please contact your financial advisor. You may also contact us through our website at www.munder.com. Thank you for your confidence in Munder Capital Management. We value the opportunity to work with you toward meeting your investment objectives.

       Very truly yours,

       /s/ James C. Robinson
       James C. Robinson, Chairman and CEO
       Munder Capital Management

         Liquidity Plus Money Market Fund
              Portfolio of Investments, December 31, 2001
--------------------------------------------------------------------------------

                                                                                       RATING (UNAUDITED)
        PRINCIPAL                                                                      ------------------
        AMOUNT                                                         S&P              MOODY'S               VALUE
-------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT -- 15.1%
$       5,000,000     Canadian Imperial Commerce Bank
                        3.840% due 06/21/2002                            A-1+/AA-         P1/Aa3          $     4,999,771
        5,000,000     Societe Generale
                        2.460% due 09/27/2002                            A1+/AA-          P1/Aa3                5,000,000
        5,000,000     Toronto-Dominion Bank
                        4.730% due 04/22/2002                            A1+/AA-          P1/Aa3                4,999,853
        5,000,000     UBS AG
                        3.560% due 08/21/2002                            A-1+/AA+         P1/Aa2                4,999,534
        5,000,000     Westdeutsche Landesbank
                        2.190% due 11/05/2002                            A-1+/AA+         P1/Aa1                4,999,581
                                                                                                           ---------------
                      TOTAL CERTIFICATES OF DEPOSIT
                        (Cost $24,998,739)                                                                     24,998,739
                                                                                                           ---------------
COMMERCIAL PAPER -- 50.0%
        5,000,000     Asset Securitization Cooperative Corporation
                        2.100% due 01/11/2002                            A1+/NR           P1/NR                 4,997,083
        8,000,000     Corporate Receivables Corporation
                        1.950% due 01/23/2002                            A1+/NR           P1/NR                 7,990,467
        5,000,000     Falcon Asset Securitization Corporation
                        1.850% due 01/28/2002                            A-1/NR           P-1/NR                4,993,062
        5,000,000     Fleet Funding Corporation
                        1.790% due 02/06/2002                            A-1+/NR          P-1/NR                4,991,050
        4,000,000     Golden Funding Corporation
                        1.830% due 03/11/2002                            A-1/NR           P-1/Aa2               3,985,970
        4,000,000     Golden Funding Corporation
                        1.850% due 03/11/2002                            A-1/NR           P-1/Aa2               3,985,817
        5,000,000     International Lease Finance Corporation
                        2.220% due 02/04/2002                            A1+/AA-          P1/A1                 4,989,517
        5,000,000     J.P. Morgan Chase & Company, Inc.
                        2.300% due 01/15/2002                            A1+/AA-          P1/Aa3                4,995,528
        5,000,000     Lexington Parker Capital Corporation
                        1.840% due 02/15/2002                            A-1/NR           NR/NR                 4,988,500
        5,000,000     Liberty Street Funding Corporation
                        1.880% due 01/11/2002                            A-1/NR           P-1/NR                4,997,389
        5,000,000     Park Avenue Receivables Corporation
                        1.930% due 01/17/2002                            A1/NR            P1/NR                 4,995,711
        5,000,000     Preferred Receivables Funding Corporation
                        1.850% due 02/06/2002                            A-1/NR           P-1/NR                4,990,750
        5,000,000     Procter & Gamble Company
                        1.970% due 02/04/2002                            A1+/AA-          P1/Aa3                4,990,697
        5,000,000     Receivables Capital Corporation
                        2.340% due 01/14/2002                            NR               NR                    4,995,775
        5,000,000     Transamerica Finance Corporation
                        2.000% due 02/04/2002                            A1+/A-           P1/A3                 4,990,556
        7,000,000     Tyco International Group SA
                        2.030% due 01/10/2002                            A-1/A            P-2/Baa1              6,996,447
                                                                                                           ---------------
                      TOTAL COMMERCIAL PAPER
                      (Cost $82,874,319)                                                                      82,874,319
                                                                                                           ---------------

                       See Notes to Financial Statements.

         Liquidity Plus Money Market Fund
                Portfolio of Investments, December 31, 2001
                     (Continued)
--------------------------------------------------------------------------------

                                                                           RATING (UNAUDITED)
        PRINCIPAL                                                      ------------------------
        AMOUNT                                                         S&P              MOODY'S               VALUE
-----------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES-- 9.0%
$       5,000,000      Beta Finance, Inc. 144A,
                         3.960% due 03/08/2002 +, +++                    A1+/AAA          P1/Aaa           $    5,000,000
        5,000,000      LaSalle Bank NA
                         4.220% due 05/22/2002                           A1+/AA           P1/Aa2                4,999,812
        5,000,000      Sigma Finance, Inc.
                         1.900% due 10/18/2002 +                         A-1+/AAA         P-1/Aaa               5,000,000
                                                                                                           ---------------
TOTAL CORPORATE BONDS AND NOTES
        (Cost $14,999,812)                                                                                     14,999,812
                                                                                                           ---------------
REPURCHASE AGREEMENTS -- 24.8%
       39,059,505      Agreement with Lehman Brothers Holdings, Inc., 1.670%
                       dated 12/31/2001, to be repurchased at $39,063,128 on
                       01/02/2002, collateralized by $6,260,000 U.S. Treasury
                       Strip, 5.280%++, maturing 05/15/2009 (value $4,262,997)
                       and $89,879,000 U.S. Treasury Bond, 8.750%, maturing
                       05/15/2017 (value $35,580,403)                                                          39,059,505
        2,000,000      Agreement with State Street Bank and Trust Company,
                       1.550% dated 12/31/2001, to be repurchased at
                       $2,000,172 on 01/02/2002, collateralized by $2,060,000
                       U.S. Treasury Bill, 1.790%, maturing 06/20/2002 (value
                       $2,042,490)                                                                             2,000,000
                                                                                                           ---------------
                              TOTAL REPURCHASE AGREEMENTS
                              (Cost $41,059,505)                                                               41,059,505
                                                                                                           ---------------
TOTAL INVESTMENTS (Cost $163,932,375*)                                                  98.9%                 163,932,375
OTHER ASSETS AND LIABILITIES (NET)                                                       1.1                    1,801,233
                                                                                      --------             ---------------
NET
ASSETS                                                                                 100.0%              $   165,733,608
                                                                                      ========             ===============

---------------

*    Aggregate cost for Federal tax purposes.
+ Variable rate security. The interest rate shown reflects the rate currently in effect.
++   Rate represents annualized yield at date of purchase.
+++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified Institutional buyers.

                       See Notes to Financial Statements.

        Liquidity Plus Money Market Fund
                Statement of Assets and Liabilities, December 31, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (Cost $163,932,375)
  See accompanying schedule:
    Securities .......................................................................            $ 122,872,870
    Repurchase agreements ............................................................               41,059,505
                                                                                                  -------------
Total investments ....................................................................              163,932,375
Receivable for Fund shares sold ......................................................                1,415,769
Interest receivable ..................................................................                  546,646
Prepaid expenses .....................................................................                    4,163
Unamortized organization costs .......................................................                    1,130
                                                                                                  -------------
  Total Assets .......................................................................              165,900,083
                                                                                                  -------------

LIABILITIES:
Investment advisory fee payable ......................................................                   49,501
Distribution and shareholder servicing fees payable ..................................                   49,329
Administration fees payable ..........................................................                   18,346
Due to custodian .....................................................................                    8,418
Custodian fee payable ................................................................                    4,692
Accrued Director's fees and expenses .................................................                    4,476
Transfer agent fee payable ...........................................................                    4,212
Accrued expenses and other payables ..................................................                   27,501
                                                                                                  -------------
  Total Liabilities ..................................................................                  166,475
                                                                                                  -------------

NET ASSETS ...........................................................................            $ 165,733,608
                                                                                                  =============

NET ASSETS consist of:
Accumulated net realized loss on investments sold ....................................            $        (660)
Par value ............................................................................                  165,734
Paid-in capital in excess of par value ...............................................              165,568,534
                                                                                                  -------------
Total Net Assets .....................................................................            $ 165,733,608
                                                                                                  =============

NET ASSET VALUE, offering price and redemption price per share
  ($165,733,608 / 165,734,267 shares outstanding) ....................................            $        1.00
                                                                                                  =============



                       See Notes to Financial Statements.

         Liquidity Plus Money Market Fund
                Statement of Operations, Year Ended December 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest .................................................................                 $ 6,133,224
                                                                                           -----------
    Total Investment Income ..............................................                   6,133,224
                                                                                           -----------
EXPENSES:
Investment advisory fee ..................................................                     507,202
Distribution and shareholder servicing fees ..............................                     507,202
Administration fee .......................................................                     143,793
Custodian fees ...........................................................                      28,346
Directors' fees and expenses .............................................                       8,878
Legal and audit fee ......................................................                       8,215
Registration and filing fees .............................................                       3,698
Transfer agent fee .......................................................                       3,605
Amortization of organizational costs .....................................                       2,256
Other ....................................................................                       4,599
                                                                                           -----------
      Total Expenses .....................................................                   1,217,794
                                                                                           -----------
NET INVESTMENT INCOME ....................................................                   4,915,430
                                                                                           -----------
NET REALIZED LOSS ON INVESTMENTS:
Net realized loss from security transactions .............................                        (537)
                                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....................                 $ 4,914,893
                                                                                           ===========


                       See Notes to Financial Statements.

         Liquidity Plus Money Market Fund
                Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                         -------------------------------------------
                                                                                               YEAR                       YEAR
                                                                                               ENDED                      ENDED
                                                                                               12/31/01                   12/31/00
                                                                                         -------------------------------------------
Net investment income ..........................................................            $   4,915,430             $   6,293,757
Net realized loss ..............................................................                     (537)                     --
                                                                                            -------------             -------------
Net increase in net assets resulting from operations ...........................                4,914,893                 6,293,757

Distributions to shareholders from net investment income .......................               (4,915,430)               (6,293,757)
Net increase in net assets from Fund share transactions ........................               35,359,382                20,824,000
                                                                                            -------------             -------------
Net increase in net assets .....................................................               35,358,845                20,824,000

NET ASSETS:
Beginning of year ..............................................................              130,374,763               109,550,763
                                                                                            -------------             -------------
End of year ....................................................................            $ 165,733,608             $ 130,374,763
                                                                                            =============             =============



                       See Notes to Financial Statements.

        Liquidity Plus Money Market Fund (a)
            Financial Highlights, For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                           -----------------------------------------------------------------------
                                                              YEAR            YEAR           YEAR        YEAR        PERIOD
                                                              ENDED           ENDED          ENDED       ENDED       ENDED
                                                              12/31/01        12/31/00       12/31/99    12/31/98    12/31/97
                                                           -----------------------------------------------------------------------
Net asset value, beginning of period ..................    $     1.00        $    1.00     $   1.00     $   1.00     $   1.00
                                                            ---------        ---------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .................................         0.035            0.054        0.043        0.050        0.030
                                                            ---------        ---------     --------     --------     --------
Total from investment operations ......................         0.035            0.054        0.043        0.050        0.030
                                                            ---------        ---------     --------     --------     --------
LESS DISTRIBUTIONS:
Distributions from net investment income ..............        (0.035)          (0.054)      (0.043)      (0.050)      (0.030)
                                                            ---------        ---------     --------     --------     --------
Total distributions ...................................        (0.035)          (0.054)      (0.043)      (0.050)      (0.030)
                                                            ---------        ---------     --------     --------     --------
Net asset value, end of period ........................    $     1.00        $    1.00     $   1.00     $   1.00     $   1.00
                                                            =========        =========     ========     ========     ========
TOTAL RETURN (b) ......................................         3.52%             5.54%        4.35%        4.68%        2.59%
                                                            =========        =========     ========     ========     ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..................    $ 165,734         $ 130,375     $109,551     $ 76,965       56,636
Ratio of operating expenses to average net assets .....         0.84%             1.00%        0.96%        0.97%        0.86%(c)
Ratio of net investment income to average net assets...         3.39%             5.41%        4.28%        4.58%        4.29%(c)
Ratio of operating expenses to average net assets
   without expenses reimbursed ........................         0.84%             1.00%        0.96%        0.97%        0.86%(c)


-------------
(a)  Liquidity Plus Money Market Fund commenced operations on June 4, 1997.
(b)  Total return represents aggregate total return for the period indicated.
(c)  Annualized.

                       See Notes to Financial Statements.

         Liquidity Plus Money Market Fund
               Notes To Financial Statements, December 31, 2001
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Liquidity Plus Money Market Fund (the "Fund") is a diversified portfolio of St. Clair Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company was organized as a Maryland Corporation on May 23, 1984.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

     Security Valuation: Securities are valued on an amortized cost basis, which approximates current market value. Under this method, securities are valued initially at cost when purchased. Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Regular review and monitoring of the valuation of securities held by the Fund is performed pursuant to procedures established by the Board of Directors. The Fund seeks to maintain a net asset value per share of $1.00.

     Repurchase Agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the Fund seeks to assert its rights. Munder Capital Management (the "Advisor") reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

     Security Transactions and Investment Income: Security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis.

     Dividends and Distributions to Shareholders: Dividends from net investment income are declared daily and paid monthly. The Funds' net realized capital gains (including net short-term capital gains), if any, will be declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of certain expenses of the Fund. As determined at December 31, 2001, permanent differences resulting from different book and tax accounting for organization costs were reclassified at year-end. These reclassifications had no effect on net investment income, net assets or net asset value per share.

     Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

         Liquidity Plus Money Market Fund
                Notes To Financial Statements, December 31, 2001
                     (Continued)
--------------------------------------------------------------------------------

2.   INVESTMENT ADVISOR AND OTHER RELATED PARTY TRANSACTIONS

     For its advisory services, the Advisor is entitled to receive a fee, computed daily and payable monthly, at an annual rate 0.35% of the value of its average daily net assets.

     Each Director of the Company is paid an aggregate fee for services provided as a Board member of the Company, The Munder Funds Trust, The Munder Funds, Inc., and The Munder Framlington Funds Trust. The fee consists of a $68,000 annual retainer ($90,000 for the Chairman) for services in such capacity plus out-of-pocket expenses related to attendance Board and Committee meetings. Each Trustee of the Munder @Vantage Fund is paid an annual retainer of $4,000 for services as a Board member plus out-of-pocket expenses related to expenses at Board and Committee meetings. A Board member who is Chairman of a Committee (Audit Committee, Board Process and Compliance Oversight Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such services. No officer, director or employee of the Advisor Comerica, Inc. ("Comerica") received any compensation from the Company. Comerica, through its wholly-owned subsidiary Comerica Bank, owns approximately 94% of the Advisor.

3.   DISTRIBUTION AND SERVICE PLAN

     The Fund has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1, adopted by the Securities and Exchange Commission under the 1940 Act. Under the Plan service fees are used primarily to pay securities dealers and other financial institutions and organizations (collectively, the "Service Organizations") who provide shareholder services for Fund. The Plan also permits payments to be made by the Fund to the Distributor or directly to other service providers in connection with the distribution of Fund shares to investors and provision of certain shareholder services. The annual rate, as a percentage of average daily net assets, under the Plan is 0.35%.

     Comerica Securities, a wholly-owned subsidiary of Comerica, is among the Service Organizations who receive fees from the Fund under the Plan. For the year ended December 31, 2001, the Fund paid $814 to Comerica Securities for shareholder services provided to shareholders of the Fund.

 4.  COMMON STOCK

     At December 31, 2001, two billion shares of $.001 par value common stock were authorized for the Fund.

     Since the Fund has sold, issued as reinvestment of dividends and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments, and redemptions is the same as the amounts shown below for such transactions.

     Changes in common stock for the Fund were as follows:

                                                             YEAR ENDED                      YEAR ENDED
                                                               12/31/01                        12/31/00
                                                                 AMOUNT                          AMOUNT
                                                                 ------                          ------
Sold ........................................              $ 153,234,986                  $ 155,527,630
Issued as reinvestment of dividends .........                  4,915,391                      6,293,140
Redeemed ....................................               (122,790,995)                  (140,996,770)
                                                           -------------                  -------------
Net increase ................................              $  35,359,382                  $  20,824,000
                                                           =============                  =============


5.   ORGANIZATIONAL COSTS

     Expenses incurred prior to June 30, 1998 in connection with the organization of the Fund, including the fees and expenses of registering and qualifying its shares for distribution under Federal securities regulations, have been capitalized and are being amortized on a straight-line basis over a period of 5 years from commencement of operations.

         Liquidity Plus Money Market Fund
                Notes To Financial Statements, December 31, 2001
                         (Continued)
--------------------------------------------------------------------------------

6.   DISTRIBUTIONS TO SHAREHOLDERS

     The tax character of distributions was the same for both book and tax purposes.

7.   INCOME TAX INFORMATION

     As determined at December 31, 2001, the Fund had available for Federal income tax purposes $660 of unused capital losses of which $123 expires in December 2007 and $537 expires in December 2009.

8.   DIRECTORS AND OFFICERS' INFORMATION (UNAUDITED)

     The directors and executive officers of the Company, and their business addresses, ages and principal occupations during the past five years are as set forth below. A cross (+) indicates a director who may be deemed to be an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of St. Clair Funds, Inc.

                                                                                                       NUMBER OF
                                                                                                       PORTFOLIOS
                           POSITION(S)     TERM OF OFFICE                                              IN FUND      OTHER
NAME,                      WITH ST.        AND LENGTH OF                                               COMPLEX      DIRECTORSHIPS
ADDRESS                    CLAIR           TIME SERVED     PRINCIPAL OCCUPATION(S)                     OVERSEEN     HELD BY
AND AGE                    FUNDS, INC.                     DURING PAST 5 YEARS                         BY DIRECTOR  DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Charles W. Elliott         Director and    Indefinite*/    Consultant, self-employed (July 1995        41           Director,
c/o The Munder Funds       Chairman        since 2/94      to present); Senior Advisor to the                       Steelcase
480 Pierce Street                                          President, Western Michigan                              Financial
Suite 300                                                  University (July 1995 through                            Corporation
Birmingham, MI 48009                                       December 1998); Director/Trustee and                     (since 1995).
Age 70.                                                    Chairman of The Munder Funds (5);
                                                           Director, Enesco Corp. (1995 to
                                                           1999).


John Rakolta, Jr.          Director and    Indefinite*/    Chairman and Chief Executive Officer,       41           None
c/o The Munder Funds       Vice            since 4/95      Walbridge Aldinger Company
480 Pierce Street          Chairman                        (construction company) (1991 to
Suite 300                                                  present); Director/Trustee and Vice
Birmingham, MI 48009                                       Chairman of The Munder Funds (5).
Age 54.


David J. Brophy            Director        Indefinite*/    Professor, University of Michigan           41           Director, River
c/o The Munder Funds                       since 4/95      (since August 1966); Director/Trustee                    Place
480 Pierce Street                                          of The Munder Funds (5).                                 Financial
Suite 300                                                                                                           Corporation
Birmingham, MI 48009                                                                                                (since 1982).
Age 65.


-------------------
* Pursuant to the By-Laws, any director shall retire as director at the end of the calendar year in which the director attains the age of 72 years.

        Liquidity Plus Money Market Fund
                Notes To Financial Statements, December 31, 2001
                         (Continued)
--------------------------------------------------------------------------------

                                                                                                     NUMBER OF
                                                                                                     PORTFOLIOS
                            POSITION(S)   TERM OF OFFICE                                             IN FUND      OTHER
NAME,                       WITH ST.      AND LENGTH OF                                              COMPLEX      DIRECTORSHIPS
ADDRESS                     CLAIR         TIME SERVED      PRINCIPAL OCCUPATION(S)                   OVERSEEN     HELD BY
AND AGE                     FUNDS, INC.                    DURING PAST 5 YEARS                       BY DIRECTOR  DIRECTOR
---------------------------------------------------------------------------------------------------------------------------------
Dr. Joseph E. Champagne     Director      Indefinite*/     Vice President, Macomb College            41           Chairman of
c/o The Munder Funds                      since 2/94       (since 2001); Dean, Macomb College                     Board of
480 Pierce Street                                          (since September 1997);                                Directors,
Suite 300                                                  Director/Trustee of The Munder Funds                   Ross Controls
Birmingham, MI 48009                                       (5).                                                   of Troy,
Age 63.                                                                                                           Michigan
                                                                                                                  (manufacturing
                                                                                                                  and
                                                                                                                  engineering
                                                                                                                  corporation)
                                                                                                                  (since April
                                                                                                                  1989).

Thomas D. Eckert            Director      Indefinite*/     President and Chief Executive  Officer,   41           Director,
c/o The Munder Funds                      since 4/95       Capital Automotive REIT (real estate                   Capital
480 Pierce Street                                          investment trust specializing in retail                Automotive
Suite 300                                                  automotive properties) (since October                  REIT (real
Birmingham, MI 48009                                       1997); President, Mid-Atlantic Region                  estate
Age 53.                                                    of Pulte Home Corporation (developer                   investment
                                                           of residential land and construction of                trust
                                                           housing units) (August 1983 to                         specializing in
                                                           October 1997); Director/Trustee of                     retail
                                                           The Munder Funds (5); Director, FBR                    automotive
                                                           Group-Funds (June 1996 to October                      properties)
                                                           1997); Director , Celotex Corp. (April                 (since October
                                                           1997 to November 2000); Director,                      1997).
                                                           PHM Mortgage (May 1996 to October
                                                           1997).

Dr. Arthur T. Porter        Director      Indefinite*/     President and Chief Executive Officer     41           None
3990 John R.                              since 2/01       of the Detroit Medical Center (March
Detroit, MI 48201                                          1999 to present); Professor with
Age 45.                                                    Tenure and Chairman of Radiation
                                                           Oncology of Wayne State University
                                                           School of Medicine (March 1991 to
                                                           March 1999); Director/Trustee of The
                                                           Munder Funds (5).

* Pursuant to the By-Laws, any director shall retire as director at the end of the calendar year in which the director attains the age of 72 years.

         Liquidity Plus Money Market Fund
                Notes To Financial Statements, December 31, 2001
                         (Continued)
--------------------------------------------------------------------------------

                                                                                                        NUMBER OF
                                                                                                        PORTFOLIOS
                             POSITION(S)  TERM OF OFFICE                                                IN FUND      OTHER
NAME,                        WITH ST.     AND LENGTH OF                                                 COMPLEX      DIRECTORSHIPS
ADDRESS                      CLAIR        TIME SERVED      PRINCIPAL OCCUPATION(S)                      OVERSEEN     HELD BY
AND AGE                      FUNDS, INC.                   DURING PAST 5 YEARS                          BY DIRECTOR  DIRECTOR
----------------------------------------------------------------------------------------------------------------------------------
Michael T. Monahan+          Director     Indefinite*/     President of Monahan Enterprises,            41           Director,
3707 West Maple Rd.                       since 8/00       LLC (consulting company) (June 1999                       Jacobson
Suite 102                                                  to present); Chairman of Munder                           Stores, Inc.
Bloomfield Hills, MI 48301                                 Capital Management (October 1999 to                       (since June
Age 63.                                                    December 2000); Chief Executive                           1990).
                                                           Officer of Munder Capital Management
                                                           (October 1999 to December 1999);
                                                           President of Comerica Incorporated
                                                           (June 1992 to June 1999);
                                                           Director/Trustee of The Munder Funds
                                                           (5); Director, Comerica Incorporated
                                                           (June 1993 to June 1999); Director,
                                                           Hertz Corporation (October 1997 to
                                                           March 2001).

James C. Robinson            President    through 2/03/    Chairman and Chief Executive Officer         Not          Not applicable
480 Pierce St.                            since 5/00       of Munder Capital Management                 applicable
Suite 300                                                  (January 2000 to present); Chief
Birmingham, MI 48009                                       Investment Officer/Fixed Income of
Age 40.                                                    Munder Capital Management (January
                                                           1990 to January 2000); President of
                                                           The Munder Funds (5).

Stephen J. Shenkenberg       Vice         through 2/03/    General Counsel to Munder Capital            Not          Not applicable
480 Pierce St.               President    since 8/00       Management (July 2000 to present);           applicable
Suite 300                    and                           Deputy General Counsel of Strong
Birmingham, MI 48009         Secretary                     Capital Management, Inc. (November
Age 43.                                                    1996 to July 2000); Vice President
                                                           and Secretary of The Munder Funds (5).

Elyse G. Essick              Vice         through 2/03/    Chief Marketing Officer of Munder            Not          Not applicable
480 Pierce St.               President    since 4/95       Capital Management (September 1988           applicable
Suite 300                                                  to present); Vice President of Munder
Birmingham, MI 48009                                       Funds (5).
Age 43.

Peter K. Hoglund             Vice         through 2/03/    Chief Administration Officer of              Not          Not applicable
480 Pierce St.               President    since 2/01       Munder Capital Management (May               applicable
Suite 300                                                  2000 to present); Associate of
Birmingham, MI 48009                                       Heartland Industrial Partners, a private
Age 35.                                                    equity group (October 1999 to May
                                                           2000); Sr. Portfolio Manager of
                                                           Munder Capital Management (January
                                                           1995 to October 1999); Vice
                                                           President of The Munder Funds (5).

+ "Interested director" as defined in the 1940 Act. Mr. Monahan owns stock in Comerica, Inc., the indirect parent company of Munder Capital Management.
* Pursuant to the By-Laws, any director shall retire as director at the end of the calendar year in which the director attains the age of 72 years.

         Liquidity Plus Money Market Fund
                Notes To Financial Statements, December 31, 2001
                         (Continued)
--------------------------------------------------------------------------------

                                                                                                      NUMBER OF
                                                                                                      PORTFOLIOS
                           POSITION(S)    TERM OF OFFICE                                              IN FUND      OTHER
NAME,                      WITH ST.       AND LENGTH OF                                               COMPLEX      DIRECTORSHIPS
ADDRESS                    CLAIR          TIME SERVED      PRINCIPAL OCCUPATION(S)                    OVERSEEN     HELD BY
AND AGE                    FUNDS, INC.                     DURING PAST 5 YEARS                        BY DIRECTOR  DIRECTOR
----------------------------------------------------------------------------------------------------------------------------------
Cherie Ugorowski           Treasurer      through 2/03/    Controller of Munder Capital               Not          Not applicable
480 Pierce St.                            since 8/01       Management (June 2001 to present);         applicable
Suite 300                                                  Corporate Accounting Manager,
Birmingham, MI 48009                                       DaimlerChrysler Corporation
Age 33.                                                    (September 1999 to June 2001);
                                                           Manager, Audit and Business
                                                           Advisory Practice, Arthur Andersen
                                                           LLP (September 1990 to September
                                                           1999); Treasurer of The Munder Funds
                                                           (5).

David Rumph                Assistant      through 2/03/    Analyst of Munder Capital                  Not          Not applicable
480 Pierce St.             Treasurer      since 8/01       Management (April 2001 to present);        applicable
Suite 300                                                  Analyst, Controller's Group, Delphi
Birmingham, MI 48009                                       Automotive Corp. (June 1999 to April
Age 30.                                                    2001); Manager, Mutual Fund
                                                           Operations, Banc One (April 1997 to
                                                           June 1999); Audit Senior, Arthur
                                                           Andersen LLP (September 1993 to
                                                           April 1997); Assistant Treasurer of
                                                           The Munder Funds (5).

Bradford E. Smith          Assistant      through 2/03/    Director of Mutual Fund Operations of      Not          Not applicable
480 Pierce St.             Treasurer      since 5/00       Munder Capital Management (March           applicable
Suite 300                                                  2001 to present); Manager of Mutual
Birmingham, MI 48009                                       Fund Operations of Munder Capital
Age 29.                                                    Management (March 2000 to present);
                                                           Administrator of Mutual Fund
                                                           Operations of Munder Capital
                                                           Management (August 1999 to February
                                                           2000); Assistant Vice President,
                                                           Madison Mosaic, LLC (advisor to the
                                                           Mosaic Funds) (September 1998 to
                                                           July 1999); Assistant Director of
                                                           Shareholder Service, Madison Mosaic,
                                                           LLC (April 1997 to August 1998);
                                                           Cash Manager, GIT Funds (n.k.a.
                                                           Mosaic Funds); (June 1996 to March
                                                           1997); Assistant Treasurer of The
                                                           Munder Funds (5).

Melanie Mayo West          Assistant      through 2/03/    Associate General Counsel of Munder        Not          Not applicable
480 Pierce St.             Secretary      since 2/02       Capital Management (November 2001          applicable
Suite 300                                                  to present); Associate, Dykema
Birmingham, MI 48009                                       Gossett PLLC (August 1998 to
Age 34.                                                    November 2001); Associate, Hertz,
                                                           Schram & Saretsky, P.C. (March 1998
                                                           to August 1998); Associate, Howard &
                                                           Howard Attorneys, P.C. (May 1995 to
                                                           March 1998); Assistant Secretary of
                                                           The Munder Funds (5).

         Liquidity Plus Money Market Fund
                Notes To Financial Statements, December 31, 2001
                         (Continued)
--------------------------------------------------------------------------------

                                                                                                       NUMBER OF
                                                                                                       PORTFOLIOS
                           POSITION(S)    TERM OF OFFICE                                               IN FUND      OTHER
NAME,                      WITH ST.       AND LENGTH OF                                                COMPLEX      DIRECTORSHIPS
ADDRESS                    CLAIR          TIME SERVED      PRINCIPAL OCCUPATION(S)                     OVERSEEN     HELD BY
AND AGE                    FUNDS, INC.                     DURING PAST 5 YEARS                         BY DIRECTOR  DIRECTOR
----------------------------------------------------------------------------------------------------------------------------------
Mary Ann Shumaker          Assistant      through 2/03/    Associate General Counsel of Munder         Not          Not applicable
480 Pierce St.             Secretary      since 8/99       Capital Management (March 1998 to           applicable
Suite 300                                                  present); Associate, Miro Weiner &
Birmingham, MI 48009                                       Kramer (law firm) (September 1991 to
Age 47.                                                    July 1997); Assistant Secretary of
                                                           The Munder Funds (5).

The St. Clair SAI includes additional information about Fund directors and is available, without charge, upon request, by calling (800) 438-5789 toll free.

                Report of Ernst & Young LLP, Independent Auditors



To the Board of Directors
St. Clair  Funds, Inc, and Shareholders of
Liquidity Plus Money Market Fund

We have audited the accompanying statement of assets and liabilities of the Liquidity Plus Money Market Fund (one of the portfolios constituting St. Clair Funds, Inc.) (the "Fund"), including the portfolio of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years then ended and for the period from June 4, 1997 (commencement of operations) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Liquidity Plus Money Market Fund of St. Clair Funds, Inc. at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years then ended and for the period from June 4, 1997 (commencement of operations) to December 31, 1997, in conformity with accounting principles generally accepted in the United States.



                                        /s/ ERNEST & YOUNG LLP




Boston, Massachusetts
February 13, 2002

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]


BOARD OF DIRECTORS
            Charles W. Elliott, Chairman
            John Rakolta, Jr., Vice Chairman
            David J. Brophy
            Joseph E. Champagne
            Thomas D. Eckert
            Michael T. Monahan
            Arthur T. Porter
OFFICERS
            James C. Robinson, President
            Peter K. Hoglund, Vice President
            Elyse G. Essick, Vice President
            Stephen J. Shenkenberg, Vice President and Secretary
            Mary Ann Shumaker, Assistant Secretary
            Melanie Mayo West, Assistant Secretary
            Cherie N. Ugorowski, Treasurer
            David W. Rumph, Assistant Treasurer
            Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISOR
            Munder Capital Management
            Munder Capital Center
            480 Pierce Street
            Birmingham, MI 48009
TRANSFER AGENT
            PFPC, Inc.
            4400 Computer Drive
            Westborough, MA 01581
ADMINISTRATOR & CUSTODIAN
            State Street Bank & Trust Company
            225 Franklin Street
            Boston, MA 02110
DISTRIBUTOR
            Funds Distributor, Inc.
            60 State Street
            Boston, MA 02109
LEGAL COUNSEL
            Dechert
            1775 Eye Street, N.W.
            Washington, D.C. 20006
INDEPENDENT AUDITORS
            Ernst & Young LLP
            200 Clarendon Street
            Boston, MA 02116

ANNSTCL1201

INVESTMENT ADVISOR: Munder Capital Management

[MUNDER FUNDS BE FOCUSED LOGO]                                     Annual Report
                                                               December 31, 2001

                                                  THE MUNDER INSTITUTIONAL FUNDS
                                                                  CLASS K SHARES

                                              INSTITUTIONAL S&P 500 INDEX EQUITY
                                           INSTITUTIONAL S&P MIDCAP INDEX EQUITY
                                         INSTITUTIONAL S&P SMALLCAP INDEX EQUITY


                                                                    "The Munder Institutional Funds
                                                                    were created with the special
                                                                    requirements of the large
                                                                    institutional investor in mind."

THE MUNDER FUNDS LETTER TO SHAREHOLDERS

DEAR MUNDER FUND SHAREHOLDERS:

       The past year has been difficult for the financial markets and for our nation. For the stock market, the events of September 11 were particularly troubling. That event had such a profound impact on the nation, the economy and the financial markets that any discussion of the past year has to be divided into pre- and post-September 11.

       The stock market had been weak prior to September 11. In the first quarter of the year, the S&P 500 had fallen 11.86%, slightly rebounding in the second quarter with a 5.85% return. In the early part of the third quarter, prior to September 11, the S&P 500 was declining again. When the stock market reopened on September 17, an initial wave of emotional selling drove the S&P 500 to its 2001 low. At that point, investors became more rational and fundamentals once again mattered. Investors knew that the economic disruptions immediately following September 11 would be hard on corporate earnings. They also knew, however, that the increased monetary and fiscal policy stimulus following September 11 might result in an economic recovery that was sharper and swifter than previously anticipated and the market began to move up. These sentiments were reflected in the third quarter drop in the S&P 500 of 14.67% and in the fourth quarter rebound of 10.69%.

       During the year, small-cap stocks generated the best relative returns. The S&P SmallCap 600 Index managed a positive return of 6.54%, while the S&P MidCap 400 fell 0.61% and the large-cap S&P 500 had negative returns of 11.88%.

       The Munder Institutional Funds were created with the special requirements of the large institutional investor in mind. We are pleased that you have chosen The Munder Funds to help you meet your investment needs and objectives.

       On the following pages, you will find information and commentary on the relative and absolute performance of the Munder Institutional Funds for the year ended December 31, 2001. If you have any questions about these Funds, please contact your financial advisor. You can also contact the Funds at 1-800-4MUNDER or through our website at www.munder.com.

       Very truly yours,

       /s/ James C. Robinson
       James C. Robinson, President
       The Munder Funds

Table of
        Contents

--------------------------------------------------------------------------------

                 MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

                                II          Munder Institutional S&P 500 Index Equity Fund
                                III         Munder Institutional S&P MidCap Index Equity Fund
                                IV          Munder Institutional S&P SmallCap Index Equity Fund
                                            HYPOTHETICALS AND TOTAL RETURNS

                 PORTFOLIO OF INVESTMENTS --

                                1           Munder Institutional S&P 500 Index Equity Fund
                                10          Munder Institutional S&P MidCap Index Equity Fund
                                18          Munder Institutional S&P SmallCap Index Equity Fund
                                28          FINANCIAL STATEMENTS
                                33          FINANCIAL HIGHLIGHTS
                                36          NOTES TO FINANCIAL STATEMENTS
                                            REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

           ---------------------------------------------------------------------
           MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE
           NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY
           OTHER AGENCY. ALL MUTUAL FUND SHARES INVOLVE CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Management's Discussion of
        Fund Performance

--------------------------------------------------------------------------------

THE INVESTMENT ENVIRONMENT
   The economic disruptions that resulted from September 11 removed any doubts that the economy would fall into a recession. In fact, the National Bureau of Economic Research (NBER) announced in December that a recession had begun in March 2001. By the time the NBER had pronounced that the economy was officially in a recession, however, investors were already anticipating an economic rebound in 2002. Reasons for this optimism included the increased liquidity provided by the Federal Reserve throughout 2001 and the increased fiscal stimulus given the sizeable spending bills that Congress passed in the wake of September 11.

   The National Association of Purchasing Management recently changed its name to the Institute for Supply Management (ISM), but its widely followed indices remain unchanged. Since its plunge to 39.8 in October, the ISM Index for manufacturing activity rebounded to 47.0 in November and stood at 48.2 in December. Both the production and new orders components rose above 50 in December, indicating expansion in these key categories. Historically, any reading over 42.7 tends to point to an expansion of the overall economy. The ISM's index for non-manufacturing activity stood at 54.2 in December, well into the range indicating expansion.

   The University of Michigan's index of consumer sentiment, which plunged from
91.5 in August to 81.8 in the aftermath of September 11, had moved back up to
88.8 by December. The Conference Board's consumer confidence index surged more dramatically, rising from 84.9 in November to 93.7 in December.

THE STOCK MARKET
   The S&P 500 Index earned a -11.88% return for the one-year time period ending December 31, 2001. This was its lowest annual return since 1974. For the year, small stocks outperformed larger capitalization stocks by a significant margin. The S&P Small Cap 600 Index earned a return of 6.54% and the S&P MidCap 400 Index generated a return of -0.61%, both higher than the -11.88% return for the larger-cap S&P 500 Index.

   Broad international stock indices lagged the U.S. stock market for the year, with the widely followed MSCI EAFE Index generating a -21.21% return.

[THE RETURNS FOR THE FUNDS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR UPON THE REDEMPTION OF FUND SHARES. PLEASE NOTE THAT IN SOME OF THE FOLLOWING COMMENTARY, THE MUNDER FUNDS ARE COMPARED TO VARIOUS STOCK MARKET INDICES. IT IS IMPORTANT TO REMEMBER THAT THE RETURNS FOR THE MUNDER FUNDS ARE REPORTED AFTER THE DEDUCTION OF ALL EXPENSES. SINCE THE MARKET INDICES ARE NOT ACTUAL FUNDS, THERE ARE NO EXPENSES NETTED AGAINST THEIR RETURNS. PLEASE NOTE THAT YOU CANNOT INVEST DIRECTLY IN AN INDEX.]

MUNDER INSTITUTIONAL S&P 500 INDEX EQUITY FUND

FUND MANAGERS: KEN A. SCHLUCHTER AND DARIN MCBRIDE
   The Fund earned a return of -12.25% for the one-year period ending December 31, compared to the -11.88% return for the S&P 500 Index.

--------------------------------------------------------------------------------

   The S&P 500 Index earned negative returns in the first and third quarters of the year and positive returns during the second and fourth quarters. The first and third quarter returns were pulled down by a combination of poor earnings reports and concern over economic weakness. Uncertainty during the third quarter was exacerbated by the terrorists' attacks of September 11. During the second and fourth quarter, positive returns were due to at least a temporary increase in optimism about the investment environment. During the second quarter, investors were encouraged by the decline in interest rates engineered by the Federal Reserve. In the fourth quarter, investors again looked past current economic weakness to an expected economic rebound in 2002. Growing optimism about economic recovery was due in part to the increase in both fiscal and monetary stimulus in the wake of September 11.

   During the one-year period ending December 31, 2001, eight of the ten sectors of the S&P 500 Index generated a negative return. The weakest sectors were utilities (-30.72%) and information technology (-26.41%). The only two sectors with positive returns for the one-year period were materials (+3.25%) and consumer discretionary (+3.05%).

   For the one-year time period ending December 31, the Fund again met its goal of closely tracking the total return of the S&P 500 Index. The weight of each of the 500 holdings in the Fund is monitored closely relative to its weight in the S&P 500 universe. Cash flows are invested promptly to minimize their impact on returns. The difference between the returns for the Fund and the S&P 500 Index is due primarily to the fact that expenses are deducted from the Fund before its return is calculated. Since the S&P 500 Index is not an actual fund, there are no expenses charged against its return.

MUNDER INSTITUTIONAL S&P MIDCAP INDEX EQUITY FUND

FUND MANAGERS: KEN A. SCHLUCHTER AND DARIN MCBRIDE
   The Fund earned a return of -1.57% for the one-year time period ending December 31, compared to the -0.61% return for the S&P MidCap 400 Index.

   The S&P MidCap 400 Index experienced the same volatility as the broad stock market during the one-year period ending December 31, with its quarterly returns ranging from a low of -16.57% in the third quarter to a high of 17.99% in the fourth quarter. During the year ending December 31, five of the ten sectors of the S&P MidCap 400 universe generated a negative return. The weakest sectors included telecommunication services (-24.57%) and energy (-12.91%). Among the strongest sectors were consumer staples (+20.58%) and consumer discretionary (+16.14%).

   For the one year period ending December 31, the Fund again met its goal of closely tracking the total return of the S&P MidCap 400 Index. The weight of each of the 400 holdings in the Fund is monitored closely relative to its weight in the S&P MidCap 400 universe. Cash flows are invested promptly to minimize their impact on returns. The difference between the returns for the Fund and the S&P MidCap 400 Index is due primarily to the fact that expenses are deducted from the Fund before its return is calculated. Since the S&P MidCap 400 Index is not an actual fund, there are no expenses charged against its return.

--------------------------------------------------------------------------------

MUNDER INSTITUTIONAL S&P SMALLCAP INDEX EQUITY FUND

FUND MANAGERS: KEN A. SCHLUCHTER AND BRIAN KOZELISKI
   The Fund earned a return of 6.26% for the one-year period ending December 31, compared to the 6.54% return for the S&P SmallCap 600 Index.

   The small-capitalization segment of the stock market fared relatively well over the one year period ending December 31, with the 6.54% return of the S&P SmallCap 600 Index significantly ahead of the -11.88% return for the larger-cap S&P 500 Index. For the one-year time period, six of the ten sectors of the S&P SmallCap 600 Index generated a positive return while four sectors earned a negative return. Among the weakest sectors were energy (-24.30%), and telecommunication services (-17.06%). The strongest sectors included consumer staples (+41.75%), consumer discretionary (+26.72%) and materials (+10.85%).

   For the one year ending December 31, the Fund again met its goal of closely tracking the total return of the S&P SmallCap 600 Index. The weight of each of the 600 holdings in the Fund is monitored closely relative to its weight in the S&P SmallCap 600 universe. Cash flows are invested promptly to minimize their impact on returns. The difference between the returns for the Fund and the S&P SmallCap 600 Index is due primarily to the fact that expenses are deducted from the Fund before its return is calculated. Since the S&P SmallCap 600 Index is not an actual fund, there are no expenses charged against its return.

Hypotheticals and Total Returns

--------------------------------------------------------------------------------
The following graphs represent the performance of the Munder Institutional Funds since inception. The table following each line graph sets forth performance information and the growth of a hypothetical $10,000 investment for the class of the Fund shown in the line graphs. The information contained in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost. Total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

INSTITUTIONAL S&P 500 INDEX EQUITY
                                CLASS K SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                          CLASS K                         S&P 500 INDEX
                                                                          -------                         -------------
11/4/99                                                                     10000                              10000
                                                                            10250                            10203.3
12/31/99                                                                    10836                            10804.3
                                                                          10291.2                            10261.5
                                                                          10095.8                            10067.2
                                                                            11085                            11052.1
                                                                          10744.7                            10719.5
                                                                          10517.8                            10499.6
                                                                          10780.3                            10758.4
                                                                          10604.4                            10590.2
                                                                          11256.2                              11248
                                                                            10654                            10654.2
                                                                          10602.1                            10609.1
                                                                          9761.82                            9772.72
12/31/00                                                                  9814.09                            9820.51
                                                                          10119.3                            10169.1
                                                                           9202.5                            9241.71
                                                                          8643.91                            8655.79
                                                                          9306.03                            9328.34
                                                                          9367.45                            9390.84
                                                                          9139.82                            9162.64
                                                                          9041.11                            9072.85
                                                                          8475.14                            8504.89
                                                                          7786.11                            7817.69
                                                                          7934.82                            7967.01
                                                                          8541.04                            8578.08
12/31/01                                                                  8610.22                            8653.57

               GROWTH OF A $10,000 INVESTMENT                  AVERAGE ANNUAL TOTAL RETURNS
               -------------------------------         ---------------------------------------------
                  INSTITUTIONAL
CLASS K                 S&P 500                                         ONE       SINCE
INCEPTION DATE     INDEX EQUITY       S&P 500#                         YEAR   INCEPTION
----------------------------------------------------------------------------------------------------
11/4/99          $      8,610        $8,654                         -12.25%      -6.69%

INSTITUTIONAL MIDCAP INDEX EQUITY
                                CLASS K SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                          CLASS K                      S&P MIDCAP 400 INDEX
                                                                          -------                      --------------------
11/4/99                                                                   10000.00                           10000.00
                                                                          10370.00                           10524.90
12/31/99                                                                  10977.00                           11150.40
                                                                          10672.10                           10836.40
                                                                          11440.50                           11594.70
                                                                          12439.60                           12565.10
                                                                          11962.60                           12126.30
                                                                          11791.30                           11975.00
                                                                          11925.60                           12150.90
                                                                          12109.60                           12342.90
                                                                          13459.20                           13721.00
                                                                          13358.00                           13627.00
                                                                          12890.60                           13164.90
                                                                          11943.50                           12171.20
12/31/00                                                                  12881.10                           13102.30
                                                                          13138.80                           13394.50
                                                                          12426.60                           12629.70
                                                                          11493.40                           11690.00
                                                                          12755.40                           12979.40
                                                                          13043.60                           13281.80
                                                                          12978.40                           13228.70
                                                                          12779.80                           13031.60
                                                                          12368.30                           12605.50
                                                                          10826.00                           11037.30
                                                                          11289.40                           11525.20
                                                                          12123.70                           12382.70
12/31/01                                                                  12680.10                           13022.90

               GROWTH OF A $10,000 INVESTMENT                    AVERAGE ANNUAL TOTAL RETURNS
               -------------------------------         ------------------------------------------------
               INSTITUTIONAL
CLASS K               MIDCAP                                             ONE       SINCE
INCEPTION DATE  INDEX EQUITY   S&P MIDCAP 400#                          YEAR   INCEPTION
-------------------------------------------------------------------------------------------------------
11/4/99        $     12,680    $        13,023                        -1.57%      11.62%

--------------------------------------------------------------------------------

 # The S&P 500 Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The S&P MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

--------------------------------------------------------------------------------

INSTITUTIONAL S&P SMALLCAP INDEX EQUITY
                                CLASS K SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                          CLASS K                     S&P SMALLCAP 600 INDEX
                                                                          -------                     ----------------------
11/4/99                                                                   10000.00                           10000.00
                                                                          10000.00                            9974.90
                                                                          10210.00                           10392.00
12/31/99                                                                  11031.00                           11246.20
                                                                          10686.90                           10897.60
                                                                          12103.70                           12357.10
                                                                          11650.80                           11900.20
                                                                          11428.00                           11696.20
                                                                          11083.50                           11349.60
                                                                          11698.70                           12020.70
                                                                          11414.90                           11725.60
                                                                          12398.20                           12764.90
                                                                          12062.60                           12417.30
                                                                          12133.60                           12495.10
                                                                          10865.50                           11194.20
12/31/00                                                                  12194.40                           12573.20
                                                                          12717.60                           13112.60
                                                                          11939.30                           12310.10
                                                                          11385.30                           11745.10
                                                                          12254.00                           12640.10
                                                                          12477.00                           12881.50
                                                                          12949.90                           13353.00
                                                                          12705.10                           13130.00
                                                                          12404.00                           12830.60
                                                                          10741.90                           11095.90
                                                                          11314.40                           11687.30
                                                                          12131.30                           12542.80
12/31/01                                                                  12959.90                           13392.00

                  GROWTH OF A $10,000 INVESTMENT                    AVERAGE ANNUAL TOTAL RETURNS
               ------------------------------------         ---------------------------------------------
               INSTITUTIONAL
                         S&P
CLASS K             SMALLCAP                                                ONE       SINCE
INCEPTION DATE  INDEX EQUITY      S&P SMALLCAP 600#                        YEAR   INCEPTION
---------------------------------------------------------------------------------------------------------
11/4/99        $     12,960    $             13,392                       6.26%      12.63%

--------------------------------------------------------------------------------

 # The S&P SmallCap 600 Index is a capitalization-weighted index that measures the performance of the small-cap sector of the U.S. stock market.

               Munder Institutional S&P 500 Index Equity Fund
                      Portfolio of Investments, December 31, 2001
               -----------------------------------------------------------------


SHARES                                              VALUE
-------------------------------------------------------------
COMMON STOCKS -- 99.9%
     ADVERTISING -- 0.3%
    6,940 Interpublic Group of
            Companies, Inc.              $        205,008
    3,400 Omnicom, Inc.                           303,790
    2,000 TMP Worldwide, Inc. +                    85,800
                                         ----------------
                                                  594,598
                                         ----------------

     AEROSPACE & DEFENSE -- 1.5%
   15,440 Boeing Company                          598,763
    3,700 General Dynamics Corporation            294,668
   14,972 Honeywell International, Inc.           506,353
    8,140 Lockheed Martin Corporation             379,894
    2,000 Northrop Grumman
            Corporation                           201,620
    7,200 Raytheon Company                        233,784
    3,400 Rockwell Collins, Inc.                   66,300
    8,613 United Technologies
            Corporation                           556,658
                                         ----------------
                                                2,838,040
                                         ----------------

     AIRLINES -- 0.2%
    2,800 AMR Corporation +                        62,076
    2,300 Delta Air Lines, Inc.                    67,298
   14,090 Southwest Airlines Company              260,383
    1,300 US Airways Group, Inc. +                  8,242
                                         ----------------

                                                 397,999
                                         ----------------

     AUTOMOBILES -- 0.7%
   33,353 Ford Motor Company                      524,309
   10,250 General Motors Corporation              498,150
    5,600 Harley-Davidson, Inc.                   304,136
    1,100 Navistar International
            Corporation                            43,450
                                         ----------------
                                                1,370,045
                                         ----------------

     AUTOMOBILE PARTS AND
          EQUIPMENT -- 0.5%
    2,000 AutoZone, Inc. +                        143,600
      800 Cummins Engine, Inc.                     30,832
    2,757 Dana Corporation                         38,267
    2,600 Danaher Corporation                     156,806
   10,265 Delphi Automotive Systems
            Corporation                           140,220
    3,200 Genuine Parts Company                   117,440
    1,600 Johnson Controls, Inc.                  129,200
    1,100 Snap-On, Inc.                            37,026
    2,310 TRW, Inc.                                85,562
    2,425 Visteon Corporation                      36,472
                                         ----------------
                                                  915,425
                                         ----------------

     BANKS -- 6.7%
    6,700 AmSouth Bancorporation            $     126,630
   28,959 Bank of America Corporation           1,822,969
   13,510 Bank of New York, Inc.                  551,208
   21,460 Bank One Corporation                    838,013
    8,340 BB&T Corporation                        301,157
    4,095 Charter One Financial, Inc.             111,179
    3,250 Comerica, Inc.                          186,225
   10,651 Fifth Third Bancorporation              653,226
   19,240 FleetBoston Financial
            Corporation                           702,260
    4,590 Huntington Bancshares, Inc.              78,902
    7,760 KeyCorp                                 188,878
   15,660 MBNA Corporation                        551,232
    8,630 Mellon Financial Corporation            324,661
   20,190 Morgan Stanley, Dean Witter
            and Company                         1,129,429
   11,120 National City Corporation               325,149
    4,100 Northern Trust Corporation              246,902
    5,200 PNC Financial Services Group            292,240
    6,300 Southtrust Corporation                  155,421
    6,020 State Street Corporation                314,545
    5,300 SunTrust Banks, Inc.                    332,310
    5,400 Synovus Financial Corporation           135,270
   35,958 U.S. Bancorp                            752,601
   25,058 Wachovia Corporation                    785,819
   16,136 Washington Mutual, Inc.                 527,647
   31,160 Wells Fargo & Company                 1,353,902
    1,700 Zions Bancorporation                     89,386
                                         ----------------
                                               12,877,161
                                         ----------------

     BIOTECHNOLOGY -- 0.4%
    3,900 Applera Corporation-- Applied
            Biosystems Group                      153,153
    3,510 Chiron Corporation +                    153,878
    3,900 Genzyme Corporation +                   233,454
   10,000 Immunex Corporation +                   277,100
                                         ----------------
                                                  817,585
                                         ----------------


     BROADCASTING -- 0.4%
   10,976 Clear Channel
            Communications +                      558,788
      900 Meredith Corporation                     32,085
    3,900 Univision Communications,
              Inc. +                              157,794
                                         ----------------
                                                  748,667
                                         ----------------

               Munder Institutional S&P 500 Index Equity Fund
                      Portfolio of Investments, December 31, 2001
                                    (Continued)
               -----------------------------------------------------------------


SHARES                                              VALUE
------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
     BUILDING MATERIALS -- 1.4%
    1,100 Centex Corporation                 $      62,799
    1,100 Crane Company                             28,204

   43,180 Home Depot, Inc.                       2,202,612
      900 KB HOME                                   36,090
    8,410 Masco Corporation                        206,045
    1,068 Pulte Corporation                         47,707
    1,900 Vulcan Materials Company                  91,086
                                             -------------
                                                 2,674,543
                                             -------------

     BUSINESS EQUIPMENT AND
          SUPPLIES -- 2.2%
    2,000 Avery Dennison Corporation               113,060
   31,750 International Business Machines
            Corporation                          3,840,480
    4,470 Pitney Bowes, Inc.                       168,117
   13,250 Xerox Corporation                        138,065
                                             -------------
                                                 4,259,722
                                             -------------

     BUSINESS SERVICES -- 1.0%
   18,062 Cendant Corporation +                    354,196
    3,130 Cintas Corporation                       150,240
    3,200 Convergys Corporation +                  119,968
    1,200 Deluxe Corporation                        49,896
    5,480 FedEx Corporation +                      284,302
    1,500 Fluor Corporation                         56,100
    1,800 NCR Corporation +                         66,348
    6,925 Paychex, Inc.                            241,336
    5,540 PeopleSoft, Inc. +                       222,708
    3,250 Robert Half International, Inc. +         86,775
    2,456 Sabre Holdings Corporation,
            Class A +                              104,012
   10,490 Yahoo!, Inc. +                           186,093
                                             -------------
                                                 1,921,974
                                             -------------

     CHEMICALS AND PLASTICS -- 2.2%
    4,200 Air Products & Chemicals, Inc.           197,022
   16,603 Dow Chemical Company                     560,849
   18,896 dupont (E.I.) de Nemours &
            Company                                803,269
    1,400 Eastman Chemical Company                  54,628
    2,400 Ecolab, Inc.                              96,600
    2,420 Engelhard Corporation                     66,986
      900 Great Lakes Chemical
            Corporation                             21,852
    2,000 Hercules, Inc.                            20,000
    1,852 Kerr-McGee Corporation                   101,490

      CHEMICALS AND PLASTICS -- (CONTINUED)
     7,230 Minnesota Mining &
             Manufacturing Company           $     854,658
    23,776 Pharmacia Corporation                 1,014,046

     3,000 Praxair, Inc.                           165,750
     3,400 Rockwell International
             Corporation                            60,724
     4,095 Rohm & Haas Company                     141,810
     1,400 Sigma-Aldrich Corporation                55,174
                                             -------------
                                                 4,214,858
                                             -------------

      COAL -- 0.1%
     3,900 CSX Corporation                         136,695
                                             -------------

      COMMUNICATIONS EQUIPMENT -- 0.5%
     6,000 CIENA Corporation +                      85,860
    40,936 Motorola, Inc.                          614,859
     3,210 National Semiconductor
             Corporation +                          98,836
     2,910 Scientific-Atlanta, Inc.                 69,665
     7,570 Tellabs, Inc. +                         113,247
                                             -------------
                                                   982,467
                                             -------------

      COMPUTER HARDWARE, SOFTWARE OR
           SERVICES -- 9.0%
     4,400 Adobe Systems, Inc.                     136,620
     6,300 Advanced Micro Devices,
             Inc. +                                 99,918
     6,500 Apple Computer, Inc. +                  142,350
     1,000 Autodesk, Inc.                           37,270
    11,350 Automatic Data Processing,
             Inc.                                  668,515
     4,500 BMC Software, Inc. +                     73,665
   135,030 Cisco Systems, Inc. +                 2,445,393
     3,420 Citrix Systems, Inc. +                   77,497
    31,155 Compaq Computer Corporation             304,073
    10,560 Computer Associates
             International, Inc.                   364,214
     3,120 Computer Sciences
             Corporation +                         152,818
     6,810 Compuware Corporation +                  80,290
    48,030 Dell Computer Corporation +           1,305,456
     8,760 Electronic Data Systems
             Corporation                           600,498
     5,980 Gateway 2000, Inc. +                     48,079
    35,750 Hewlett Packard Company                 734,305
     3,900 Intuit +                                166,842
     1,500 Mercury Interactive
             Corporation +                          50,970



                       See Notes to Financial Statements.

               Munder Institutional S&P 500 Index Equity Fund
                      Portfolio of Investments, December 31, 2001
                                    (Continued)
               ----------------------------------------------------------------


SHARES                                              VALUE
------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
     COMPUTER HARDWARE, SOFTWARE OR
          SERVICES -- (CONTINUED)
   99,090 Microsoft Corporation +           $   6,564,713
    6,120 Network Appliance, Inc. +               133,844
    6,660 Novell, Inc. +                           30,569
  102,370 Oracle Corporation +                  1,413,730
    4,800 Parametric Technology
            Corporation +                          37,488
    2,300 Sapient Corporation +                    17,756
    8,480 Siebel Systems, Inc. +                  237,270
   15,090 Solectron Corporation +                 170,215
   59,660 Sun Microsystems, Inc. +                733,818
    4,250 Symbol Technologies, Inc.                67,490
    5,900 Unisys Corporation +                     73,986
    7,350 VERITAS Software
            Corporation +                         329,501
                                            -------------
                                               17,299,153
                                            -------------

     COMPUTERS-- SEMICONDUCTORS-- 2.6%
    7,060 Altera Corporation +                    149,813
   40,740 EMC Corporation   +                     547,546
  123,540 Intel Corporation                     3,885,333
    6,800 LSI Logic Corporation +                 107,304
   11,030 Micron Technology, Inc. +               341,930
                                            -------------
                                                5,031,926
                                            -------------

     CONSUMER NON-DURABLES -- 4.3%
   17,408 Corning, Inc.                           155,280
  182,700 General Electric Company              7,322,616
    1,700 Grainger (W.W.), Inc.                    81,600
   14,230 Lowes Companies, Inc.                   660,414
                                            -------------
                                                8,219,910
                                            -------------

     CONTAINERS -- 0.1%
      500 Ball Corporation                         35,350
    2,940 Pactiv Corporation +                     52,185
    1,506 Sealed Air Corporation +                 61,475
                                            -------------
                                                  149,010
                                            -------------

     COSMETICS -- TOILETRY -- 0.1%
    1,000 Alberto-Culver Company,
            Class B                                44,740
    4,300 Avon Products, Inc.                     199,950
                                            -------------
                                                  244,690
                                            -------------

     DIVERSIFIED -- 1.7%
    2,730 Fortune Brands, Inc.              $     108,081
    3,550 Loews Corporation                       196,599
    2,610 Textron, Inc.                           108,211
    3,300 Thermo Electron Corporation              78,738
   36,732 Tyco International Ltd.               2,163,515
   10,478 Unilever NV, NYR                        603,637
                                            -------------
                                                3,258,781
                                            -------------

     ELECTRIC UTILITIES -- 0.0% #
    2,600 TECO Energy, Inc.                        68,224
                                            -------------

     ELECTRICAL EQUIPMENT -- 0.6%
    3,600 American Power Conversion
            Corporation +                          52,056
    1,700 Cooper Industries, Inc.                  59,364
    3,600 Molex, Inc.                             111,420
   10,491 Palm, Inc. +                             40,705
    1,500 Power-One, Inc. +                        15,615
    1,700 Tektronix, Inc. +                        43,826
   31,920 Texas Instruments, Inc.                 893,760
    1,100 Thomas & Betts Corporation               23,265
                                            -------------
                                                1,240,011
                                            -------------

     ELECTRONIC EQUIPMENT &
          INSTRUMENTS -- 0.0% #
    2,400 Waters Corporation +                     93,000
                                            -------------

     ELECTRONICS -- 2.0%
    8,451 Agilent Technologies, Inc. +            240,938
    6,700 Analog Devices, Inc. +                  297,413
   15,050 Applied Materials, Inc. +               603,505
    5,500 Applied Micro Circuits
            Corporation +                          62,260
    4,800 Broadcom Corporation,
            Class A +                             196,176
    4,700 Conexant Systems, Inc. +                 67,492
    1,300 Eaton Corporation                        96,733
    7,830 Emerson Electric Company                447,093
    3,640 Jabil Circuit, Inc. +                    82,701
   24,460 JDS Uniphase Corporation +              212,313
    3,430 KLA-Tencor Corporation +                169,991
    2,400 Lexmark International Group,
            Inc., Class A +                       141,600
    5,800 Linear Technology Corporation           226,432
    5,916 Maxim Integrated Products,
            Inc. +                                310,649
    2,600 Novellus Systems, Inc. +                102,570


                       See Notes to Financial Statements.

               Munder Institutional S&P 500 Index Equity Fund
                      Portfolio of Investments, December 31, 2001
                                    (Continued)
               -----------------------------------------------------------------


SHARES                                              VALUE
---------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
     ELECTRONICS -- (CONTINUED)
    1,700 QLogic Corporation +              $      75,667
    9,620 Sanmina Corporation +                   191,438
    3,330 Teradyne, Inc. +                        100,366
    3,500 Vitesse Semiconductor
            Corporation +                          43,505
    6,150 Xilinx, Inc. +                          240,157
                                            -------------
                                                3,908,999
                                            -------------

     ENERGY AND RESOURCES -- 0.2%
    3,715 Burlington Resources, Inc.              139,461
    4,900 TXU Corporation                         231,035
                                            -------------
                                                  370,496
                                            -------------

     ENTERTAINMENT -- 1.9%
   81,480 AOL Time Warner, Inc. +               2,615,508
    1,600 Brunswick Corporation                    34,816
   37,570 Disney (Walt) Company                   778,450
    3,200 Hasbro, Inc.                             51,936
    7,970 Mattel, Inc.                            137,084
                                            -------------
                                                3,617,794
                                            -------------

     FINANCIAL SERVICES -- 7.2%
   24,580 American Express Company                877,260
    1,782 Bear Stearns Companies, Inc.            104,496
    3,400 Block (H & R), Inc.                     151,980
    4,000 Capital One Financial
            Corporation                           215,800
   25,150 Charles Schwab Corporation              389,071
   94,743 Citigroup, Inc.                       4,782,627
    9,320 Concord EFS, Inc. +                     305,510
    2,200 Countrywide Credit Industries,
            Inc.                                   90,134
    1,600 Dow Jones & Company, Inc.                87,568
    2,700 Equifax, Inc.                            65,205
   18,410 Fannie Mae                            1,463,595
   12,820 Federal Home Loan Mortgage
            Corp.                                 838,428
    7,050 First Data Corporation                  553,072
    3,450 Fiserv, Inc. +                          146,004
    4,800 Franklin Resources, Inc.                169,296
    8,386 Household International, Inc.           485,885
   36,330 J. P. Morgan Chase &
            Company                             1,320,595
    4,360 Lehman Brothers Holdings, Inc.          291,248
   15,530 Merrill Lynch & Company, Inc.           809,424

     FINANCIAL SERVICES-- (CONTINUED)
    2,900 Moody's Corporation               $     115,594
    4,200 Regions Financial Corporation           125,748
    4,060 Stilwell Financial, Inc.                110,513
    2,300 T. Rowe Price Group, Inc.                79,879
      900 Temple-Inland, Inc.                      51,057
    2,500 Union Planters Corporation              112,825
    2,920 USA Education, Inc.                     245,338
                                            -------------
                                               13,988,152
                                            -------------

     FOOD & BEVERAGES -- 4.4%
    7,497 Albertson's, Inc.                       236,081
   16,310 Anheuser-Busch Companies, Inc.          737,375
    7,560 Campbell Soup Company                   225,817
   45,730 Coca-Cola Company                     2,156,169
    8,140 Coca-Cola Enterprises, Inc.             154,172
    9,840 ConAgra, Inc.                           233,897
      700 Coors (Adolph) Company,
            Class B                                37,380
    6,450 Heinz (H.J.) Company                    265,224
    2,500 Hershey Foods Corporation               169,250
    7,510 Kellogg Company                         226,051
    5,200 Pepsi Bottling Group, Inc.              122,200
   32,180 PepsiCo, Inc.                         1,566,844
   39,900 Philip Morris Companies, Inc.         1,829,415
   14,450 Sara Lee Corporation                    321,223
    3,020 UST, Inc.                               105,700
    4,100 Wrigley (Wm) Jr. Company                210,617
                                            -------------
                                                8,597,415
                                            -------------

     FOOD & DRUG RETAILING -- 0.6%
    7,200 CVS Corporation                         213,120
    9,250 Safeway, Inc. +                         386,188
   18,740 Walgreen Company                        630,788
                                            -------------
                                                1,230,096
                                            -------------

     FOOD DISTRIBUTION -- 0.6%
   12,182 Archer-Daniels-Midland
            Company                               174,812
    6,700 General Mills, Inc.                     348,467
   14,800 Kroger Company +                        308,876
    2,500 Supervalu, Inc.                          55,300
   12,240 Sysco Corporation                       320,933
    2,600 Winn Dixie Stores, Inc.                  37,050
                                            -------------
                                                1,245,438
                                            -------------

                       See Notes to Financial Statements.

               Munder Institutional S&P 500 Index Equity Fund
                      Portfolio of Investments, December 31, 2001
                                    (Continued)
               -----------------------------------------------------------------

SHARES                                              VALUE
------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
     GAS AND PIPELINE UTILITIES -- 0.4%
    6,430 Dynegy, Inc., Class A             $     163,965
    9,420 El Paso Corporation                     420,226
    2,100 Kinder Morgan, Inc.                     116,949
    3,847 NiSource, Inc.                           88,712
                                            -------------
                                                  789,852
                                            -------------

     GLASS PRODUCTS -- 0.1%
    3,120 PPG Industries, Inc.                    161,366
                                            -------------

     HEALTH CARE EQUIPMENT &
          SUPPLIES -- 0.1%
    3,596 Zimmer Holdings, Inc. +                 109,822
                                            -------------

     HEALTH CARE PRODUCTS -- 4.9%
   28,560 Abbott Laboratories                   1,592,220
    2,400 Allergan, Inc.                          180,120
    1,000 Bausch & Lomb, Inc.                      37,660
    4,800 Becton, Dickinson & Company             159,120
    2,700 Biogen, Inc. +                          154,845
    3,900 MedImmune, Inc. +                       180,765
   41,830 Merck & Company, Inc.                 2,459,604
  115,710 Pfizer, Inc.                          4,611,044
    2,000 Watson Pharmaceuticals, Inc. +           62,780
                                            -------------
                                                9,438,158
                                            -------------

     HEALTH CARE PROVIDERS &
          SERVICES -- 1.4%
    2,600 Aetna, Inc.                              85,774
    1,900 AmerisourceBergen Corporation           120,745
    8,252 Cardinal Health, Inc.                   533,574
    2,700 CIGNA Corporation                       250,155
    9,450 HCA-The Healthcare Company              364,203
    4,500 Health Management Associates,
            Inc., Class A +                        82,800
    7,210 HEALTHSOUTH
            Corporation +                         106,852
    3,140 Humana, Inc. +                           37,021
    1,900 Manor Care, Inc. +                       45,049
    5,284 McKesson HBOC, Inc.                     197,622
    2,200 Quintiles TransNational
            Corporation +                          35,310
    6,000 Tenet Healthcare Corporation +          352,320
    5,700 UnitedHealth Group, Inc.                403,389
    1,200 Wellpoint Health Networks,
            Inc., Class A +                       140,220
                                            -------------
                                                2,755,034
                                            -------------
     HOLDING COMPANIES -- 0.1%
    5,200 Providian, LLC                    $      18,460
    3,800 Public Service Enterprise               160,322
                                            -------------
                                                  178,782
                                            -------------

     HOME APPLIANCES -- 0.1%
    1,500 Black & Decker Corporation               56,595
    1,400 Maytag Corporation                       43,442
    1,200 Whirlpool Corporation                    87,996
                                            -------------
                                                  188,033
                                            -------------

     HOME FURNISHINGS AND
          HOUSEWARES -- 0.9%
   24,320 American Home Products Corporation    1,492,275
    3,630 Leggett & Platt, Inc.                    83,490
    4,888 Newell Rubbermaid, Inc.                 134,762
    1,100 Tupperware Corporation                   21,175
                                            -------------
                                                1,731,702
                                            -------------

     HOTELS, RESTAURANTS & LEISURE-- 1.0%
   10,820 Carnival Corporation, Class A           303,826
    2,100 Darden Restaurants, Inc.                 74,340
    2,100 Harrah's Entertainment, Inc. +           77,721
    6,820 Hilton Hotels Corporation                74,474
    1,600 International Game
            Technology +                          109,280
    4,400 Marriott International, Inc.            178,860
   23,630 McDonald's Corporation                  625,486
    7,030 Starbucks Corporation +                 133,922
    3,600 Starwood Hotels & Resorts
            Worldwide, Inc.                       107,460
    2,720 Tricon Global Restaurants,
             Inc. +                               133,824
    1,900 Wendy's International, Inc.              55,423
                                            -------------
                                                1,874,616

     INDUSTRIAL MACHINERY -- 0.1%
    9,850 AES Corporation +                       161,048
                                            -------------

     INSURANCE -- 4.2%
    9,630 AFLAC, Inc.                             236,513
   13,100 Allstate Corporation                    441,470
    1,900 Ambac Financial Group, Inc.             109,934
   48,081 American International Group, Inc.    3,817,631
    5,000 AON Corporation                         177,600
    3,143 Chubb Corporation                       216,867



                       See Notes to Financial Statements.

               Munder Institutional S&P 500 Index Equity Fund
                      Portfolio of Investments, December 31, 2001
                                    (Continued)
               -----------------------------------------------------------------

SHARES                                              VALUE
----------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
     INSURANCE -- (CONTINUED)
    3,000 Cincinnati Financial
            Corporation                  $        114,450
    6,348 Conseco, Inc. +                          28,312
    4,500 Hartford Financial Services
           Group, Inc.                            282,735
    2,800 Jefferson-Pilot Corporation             129,556
    5,500 John Hancock Financial
            Services, Inc.                        227,150
    3,500 Lincoln National Corporation            169,995
    5,100 Marsh & McLennan Companies,
            Inc.                                  547,995
    2,750 MBIA, Inc.                              147,482
   13,370 MetLife, Inc.                           423,562
    2,000 MGIC Investment Corporation             123,440
    1,300 Progressive Corporation                 194,090
    2,400 SAFECO Corporation                       74,760
    3,866 St. Paul Companies, Inc.                169,988
    2,300 Torchmark, Inc.                          90,459
    4,457 UnumProvident Corporation               118,155
    2,450 XL Capital Ltd., Class A                223,832
                                         ----------------
                                                8,065,976
                                         ----------------

     MACHINERY AND HEAVY
          EQUIPMENT -- 0.5%
    6,300 Caterpillar, Inc.                       329,175
    4,300 Deere & Company                         187,738
    3,760 Dover Corporation                       139,383
    3,100 Ingersoll-Rand Company                  129,611
    2,200 Parker-Hannifin Corporation             101,002
    1,600 Stanley Works                            74,512
                                         ----------------
                                                  961,421
                                         ----------------

     MANUFACTURING -- 0.4%
    5,910 Alcan Aluminum Ltd.                     212,346
    7,430 Boston Scientific Corporation +         179,212
    1,300 Brown-Forman Corporation,
            Class B                                81,380
    1,400 PACCAR, Inc.                             91,868
    2,200 Pall Corporation                         52,932
    2,800 Sherwin-Williams Company                 77,000
                                         ----------------
                                                  694,738
                                         ----------------

     MEDICAL INSTRUMENTS, SERVICES,
          AND SUPPLIES -- 3.1%
      900 Bard (C.R.), Inc.                        58,050
   10,860 Baxter International, Inc.              582,422
    4,965 Biomet, Inc.                            153,418

     MEDICAL INSTRUMENTS, SERVICES,
          AND SUPPLIES -- (CONTINUED)
    5,600 Guidant Corporation +             $     278,880
    5,400 IMS Health, Inc.                        105,354
   56,428 Johnson & Johnson                     3,334,895
   22,260 Medtronic, Inc.                       1,139,935
    1,600 St. Jude Medical, Inc. +                124,240
    3,600 Stryker Corporation                     210,132
                                         ----------------
                                                5,987,326
                                         ----------------

     METAL FABRICATING -- 0.2%
    5,623 Illinois Tool Works, Inc.               380,790
                                         ----------------

     METALS & MINING -- 0.5%
   15,674 Alcoa, Inc.                             557,211
    9,827 Barrick Gold Corporation                156,740
    2,700 Freeport McMoRan Copper &
            Gold, Class B +                        36,153
    3,300 Inco Ltd. +                              55,902
    3,600 Newmont Mining Corporation               68,796
    1,445 Phelps Dodge Corporation                 46,818
    6,000 Placer Dome, Inc.                        65,460
                                         ----------------
                                                  987,080
                                         ----------------

     MULTILINE RETAIL -- 3.8%
    2,100 Big Lots, Inc. +                         21,840
    8,330 Costco Wholesale
            Corporation +                         369,685
    1,500 Dillard's, Inc.                          24,000
    6,120 Dollar General Corporation               91,188
    3,200 Family Dollar Stores, Inc.               95,936
    3,560 Federated Department Stores +           145,604
    9,170 K-mart Corporation +                     50,068
    6,200 Kohls Corporation +                     436,728
    5,500 May Department Stores
            Company                               203,390
    2,500 Nordstrom, Inc.                          50,575
    4,900 Penney (J.C.) Company, Inc.             131,810
    5,900 Sears, Roebuck & Company                281,076
   16,640 Target Corporation                      683,072
   82,030 Wal-Mart Stores, Inc.                 4,720,827
                                         ----------------
                                                7,305,799
                                         ----------------

     NATURAL GAS -- 0.1%
      800 NICOR, Inc.                              33,312
    3,852 Sempra Energy                            94,567
                                         ----------------
                                                  127,879
                                         ----------------


                       See Notes to Financial Statements.

               Munder Institutional S&P 500 Index Equity Fund
                      Portfolio of Investments, December 31, 2001
                                    (Continued)
               -----------------------------------------------------------------

SHARES                                              VALUE
--------------------------------------------------------------

COMMON STOCKS -- (CONTINUED)
     NEWS AND PUBLISHING -- 0.4%
    4,900 Gannett Company, Inc.             $     329,427
    1,500 Knight-Ridder, Inc.                      97,395
    2,800 New York Times Company,
            Class A                               121,100
    5,500 Tribune Company                         205,865
                                            -------------
                                                  753,787
                                            -------------
     OIL EQUIPMENT AND SERVICES-- 0.5%
    2,620 Nabors Industries, Inc. +                89,944
    2,400 Noble Drilling Corporation +             81,696
   10,604 Schlumberger Ltd.                       582,690
    5,885 Transocean Sedco Forex, Inc.            199,031
                                            -------------
                                                  953,361
                                            -------------

     OIL & GAS -- 5.7%
    1,600 Amerada Hess Corporation                100,000
    2,475 Apache Corporation                      123,453
    1,300 Ashland, Inc.                            59,904
    6,210 Baker Hughes, Inc.                      226,479
   19,616 ChevronTexaco Corporation             1,757,790
   11,559 Conoco, Inc.                            327,120
    2,343 Devon Energy Corporation                 90,557
    2,100 EOG Resources, Inc.                      82,131
  125,872 Exxon Mobil Corporation               4,946,769
    7,940 Halliburton Company                     104,014
    1,900 Louisiana Land & Exploration
            Company                                16,036
    1,100 McDermott International, Inc. +          13,497
    6,860 Occidental Petroleum
            Corporation                           181,996
    7,040 Phillips Petroleum Company              424,230
   39,080 Royal Dutch Petroleum
            Company, NYR                        1,915,702
    1,400 Sunoco, Inc.                             52,276
    4,600 Union Pacific Corporation               262,200
    4,500 Unocal Corporation                      162,315
    5,710 USX-Marathon Group                      171,300
                                            -------------
                                               11,017,769
                                            -------------

     PAPER AND FOREST PRODUCTS-- 0.3%
    9,652 Kimberly-Clark Corporation              577,190
                                            -------------

     PAPER & FOREST PRODUCTS -- 0.5%
    1,000 Bemis Company, Inc.                      49,180
    1,100 Boise Cascade Corporation                37,411
    4,228 Georgia-Pacific Group                   116,735
    8,841 International Paper Company             356,734
    1,800 Mead Corporation                         55,602

     PAPER & FOREST PRODUCTS-- (CONTINUED)
    4,000 Weyerhaeuser Company              $     216,320
    2,000 Willamette Industries, Inc.             104,240
                                            -------------
                                                  936,222
                                            -------------

     PERSONAL ITEMS -- 1.6%
   10,180 Colgate-Palmolive Company               587,895
   19,410 Gillette Company                        648,294
    1,700 International Flavors &
            Fragrances, Inc.                       50,507
   23,870 Procter & Gamble Company              1,888,833
                                            -------------
                                                3,175,529
                                            -------------

     PETROLEUM REFINING -- 0.3%
    4,546 Anadarko Petroleum
            Corporation                           258,440
    1,700 Rowan Companies, Inc. +                  32,929
    9,500 Williams Companies, Inc.                242,440
                                            -------------
                                                  533,809
                                            -------------

     PHARMACEUTICALS -- 2.5%
   35,660 Bristol-Myers Squibb Company          1,818,660
    3,300 Forest Laboratories, Inc. +             270,435
    4,483 King Pharmaceuticals, Inc. +            188,869
   20,700 Lilly (Eli) & Company                 1,625,778
   26,970 Schering-Plough Corporation             965,795
                                            -------------
                                                4,869,537
                                            -------------

     PHOTOGRAPHIC EQUIPMENT AND
          SUPPLIES -- 0.1%
    5,400 Eastman Kodak Company                   158,922
                                            -------------

     PRINTING AND PUBLISHING -- 0.2%
    1,200 American Greetings
            Corporation, Class A                   16,536
    2,100 Donnelley (R.R.) & Sons
            Company                                62,349
    3,600 McGraw-Hill, Inc.                       219,528
    1,900 Westvaco Corporation                     54,055
                                            -------------
                                                  352,468
                                            -------------

     RAILROADS -- 0.1%
    7,120 Norfolk Southern Corporation            130,510
                                            -------------

     REAL ESTATE -- 0.2%
    7,600 Equity Office Properties Trust          228,608
    5,000 Equity Residential Properties
            Trust                                 143,550
                                            -------------
                                                  372,158
                                            -------------



                       See Notes to Financial Statements.

               Munder Institutional S&P 500 Index Equity Fund
                      Portfolio of Investments, December 31, 2001
                                    (Continued)
               -----------------------------------------------------------------



SHARES                                              VALUE
-------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
     RESEARCH AND DEVELOPMENT -- 0.6%
   19,200 Amgen, Inc. +                     $   1,083,648
                                            -------------
     SAVINGS AND LOAN -- 0.1%
    2,940 Golden West Financial
            Corporation                           173,019
                                            -------------
     SEMICONDUCTOR EQUIPMENT &
          PRODUCTS -- 0.0% #
    3,000 PMC-Sierra, Inc. +                       63,780
                                            -------------
     SOAPS AND DETERGENTS -- 0.1%
    4,308 Clorox Company                          170,381
                                            -------------
     SOFTWARE -- 0.1%
    2,700 NVIDIA Corporation +                    180,630
                                            -------------
     SPECIALTY RETAIL -- 0.8%
    5,300 Bed Bath & Beyond, Inc. +               179,670
    3,900 Best Buy Company, Inc. +                290,472
    3,800 Circuit City Stores-- Circuit
            City Group                             98,610
   15,907 Gap, Inc.                               221,744
    7,890 Limited, Inc.                           116,141
    5,610 Office Depot, Inc. +                    104,009
    3,330 RadioShack Corporation                  100,233
    8,540 Staples, Inc. +                         159,698
    2,700 Tiffany & Company                        84,969
    5,000 TJX Companies, Inc.                     199,300
    3,660 Toys R Us, Inc. +                        75,908
                                            -------------
                                                1,630,754
                                            -------------
     STEEL -- 0.1%
    1,450 Allegheny Technologies, Inc.             24,288
    1,400 Nucor Corporation                        74,144
    1,600 USX-U.S.Steel Group, Inc.                28,976
    1,600 Worthington Industries, Inc.             22,720
                                            -------------
                                                  150,128
                                            -------------

     TECHNOLOGY -- 0.1%
    1,600 ITT Industries, Inc.                     80,800
      900 Millipore Corporation                    54,630
    2,300 PerkinElmer, Inc.                        80,546
                                            -------------
                                                  215,976
                                            -------------

     TELECOMMUNICATIONS -- 7.1%
   14,560 ADC Telecommunications,
            Inc. +                          $      66,976
    5,696 ALLTEL Corporation                      351,614
    1,500 Andrew Corporation +                     32,835
   65,145 AT&T Corporation                      1,181,730
    5,309 Avaya, Inc. +                            64,504
   34,580 BellSouth Corporation                 1,319,227
    2,610 CenturyTel, Inc.                         85,608
    5,180 Citizens Communications
            Company +                              55,219
   17,390 Comcast Corporation,
             Class A +                            626,040
    3,400 Comverse Technology, Inc. +              76,058
   62,820 Lucent Technologies, Inc.               395,138
   14,660 Nextel Communications, Inc. +           160,674
   58,960 Nortel Networks Corporation             442,200
   14,110 Qualcomm, Inc. +                        712,555
   30,642 Qwest Communications
            International, Inc.                   432,971
   61,922 SBC Communications                    2,425,485
   16,300 Sprint Corporation                      327,304
   18,140 Sprint PCS +                            442,797
   49,950 Verizon Communications, Inc.          2,370,627
   32,638 Viacom, Inc., Class B +               1,440,968
   54,245 WorldCom, Inc. +                        763,770
                                            -------------
                                               13,774,300
                                            -------------

     TEXTILES & APPAREL -- 0.3%
    2,300 Jones Apparel Group, Inc. +              76,291
    1,000 Liz Claiborne, Inc.                      49,750
    4,900 NIKE, Inc., Class B                     275,576
    1,100 Reebok International Ltd. +              29,150
    2,000 V.F. Corporation                         78,020
                                            -------------
                                                  508,787
                                            -------------

     TIRE AND RUBBER -- 0.1%
    1,300 Cooper Tire & Rubber
            Company                                20,748
    1,900 Goodrich (B.F.) Company                  50,578
    3,040 Goodyear Tire & Rubber
            Company                                72,382
                                            -------------
                                                  143,708
                                            -------------

     TRANSPORTATION -- 0.1%
    7,150 Burlington Northern Santa Fe            203,990
    1,100 Ryder System, Inc.                       24,365
                                            -------------
                                                  228,355
                                            -------------



                       See Notes to Financial Statements.

               Munder Institutional S&P 500 Index Equity Fund
                      Portfolio of Investments, December 31, 2001
                                    (Continued)
               -----------------------------------------------------------------


SHARES                                              VALUE
------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
     UTILITIES -- 2.2%
    2,300 Allegheny Energy, Inc.            $      83,306
    2,500 Ameren Corporation                      105,750
    5,900 American Electric Power
            Company, Inc.                         256,827
    5,600 Calpine Corporation +                    94,024
    2,900 Cinergy Corporation                      96,947
    2,400 CMS Energy Corporation                   57,672
    3,900 Consolidated Edison Company             157,404
    3,030 Constellation Energy Group               80,447
    4,889 Dominion Resources, Inc.                293,829
    3,000 DTE Energy Company                      125,820
   14,280 Duke Energy Corporation                 560,633
    6,030 Edison International                     91,053
    4,100 Entergy Corporation                     160,351
    5,932 Exelon Corporation                      284,024
    5,435 FirstEnergy Corporation                 190,116
    3,200 FPL Group, Inc.                         180,480
    2,600 KeySpan Corporation                      90,090
    7,412 Mirant Corporation +                    118,740
    2,900 Niagara Mohawk Holdings,
            Inc. +                                 51,417
      700 People's Energy Corporation              26,551
    7,160 PG & E Corporation                      137,758
    1,600 Pinnacle West Capital
            Corporation                            66,960
    2,700 PPL Corporation                          94,095
    4,000 Progress Energy, Inc.                   180,120
    5,500 Reliant Energy, Inc.                    145,860
   12,780 Southern Company                        323,973
    6,355 Xcel Energy, Inc.                       176,288
                                             ------------
                                                4,230,535
                                             ------------

     WASTE MANAGEMENT -- 0.2%
    3,650 Allied Waste Industries, Inc. +          51,319
   11,577 Waste Management, Inc.                  369,422
                                             ------------
                                                  420,741
                                             ------------

     WIRELESS TELECOMMUNICATION
          SERVICES -- 0.3%
   46,618 AT&T Wireless Services, Inc. +          669,901
                                             ------------

TOTAL COMMON STOCKS
   (Cost  $215,738,610)                       192,688,201

 PRINCIPAL
 AMOUNT                                             VALUE
-----------------------------------------------------------
 U.S. TREASURY BILL-- 0.2%
    (Cost  $497,148)
  $500,000 3.430%++, due 2/28/2002   **       $    497,147
                                              ------------

 REPURCHASE AGREEMENT-- 2.5%
    (Cost  $4,811,000)
 4,811,000    Agreement with State Street
              Bank and Trust Company,
              1.550% dated 12/31/2001, to
              be repurchased at $4,811,414
              on 01/02/2002,
              collateralized by $4,950,000
              U.S. Treasury Bill, 1.790%
              maturing 06/20/2002 (value
              $4,907,925)                        4,811,000
                                              ------------

 TOTAL INVESTMENTS
    (Cost  $221,046,758*)           102.6%     197,996,348
 OTHER ASSETS AND
 LIABILITIES (NET)                   (2.6)      (5,078,241)
                                  -------     ------------
 NET ASSETS                         100.0%    $192,918,107
                                  =======     ============


 ---------------------
    * Aggregate cost for Federal tax purposes is $222,876,434.
    ** Securities pledged as collateral for futures contracts.
    +  Non-income producing security.
    ++ Rate represents annualized yield at date of purchase.
    #  Percentage rounds to less than 0.1% of net assets.


 ABBREVIATIONS:
 GDR - Global Depository Receipt
 NYR- New York Registered Shares


            See Notes to Financial Statements.

               Munder Institutional S&P MidCap Index Equity Fund
                      Portfolio of Investments, December 31, 2001

               -----------------------------------------------------------------


SHARES                                              VALUE
-------------------------------------------------------------
COMMON STOCKS -- 94.5%
     AGRICULTURAL MACHINERY -- 0.1%
    2,500 Agco Corporation                  $      39,450
                                            -------------

     AIR TRAVEL -- 0.1%
      900 Alaska Air Group, Inc. +                 26,190
                                            -------------

     APPAREL AND TEXTILES -- 1.1%
    1,114 Albany International
            Corporation                            24,174
    2,400 American Eagle Outfitters,
            Inc. +                                 62,808
    1,500 Coach, Inc. +                            58,470
    1,800 Mohawk Industries, Inc. +                98,784
      900 Rayonier, Inc.                           45,423
    1,300 The Timberland Company,
            Class A +                              48,204
    1,800 Unifi, Inc. +                            13,050
                                            -------------
                                                  350,913
                                            -------------

     AUTOMOBILES -- 0.1%
    1,500 Federal Signal Corporation               33,405
                                            -------------

     AUTOMOBILE PARTS AND
          EQUIPMENT -- 0.9%
    2,225 ArvinMeritor, Inc.                       43,699
      900 Borg Warner, Inc.                        47,025
    2,200 Lear Corporation +                       83,908
    1,100 Modine Manufacturing
            Company                                25,663
    2,728 Pennzoil-Quaker State
            Company                                39,420
      900 Superior Industries
            International, Inc.                    36,225
                                            -------------
                                                  275,940
                                            -------------

     BANKS -- 5.9%
    5,150 Banknorth Group, Inc.                   115,978
    1,600 City National Corporation                74,960
    4,300 Compass Bancshares, Inc.                121,690
    4,300 First Tennessee National
            Corporation                           155,918
    1,600 First Virginia Banks, Inc.               81,216
    5,400 Hibernia Corporation                     96,066
    2,000 Independence Community Bank
             Corporation                           45,520
    3,200 M&T Bank Corporation                    233,120
    3,600 Marshall & Ilsley Corporation           227,808
    2,400 Mercantile Bankshares
            Corporation                     $     103,296
    5,550 North Fork Bancorporation,
            Inc.                                  177,544
    2,600 Pacific Century Financial
            Corporation                            67,314
    3,000 Roslyn Bancorp, Inc.                     52,500
    1,600 Silicon Valley Bancshares +              42,768
    3,900 The Colonial BancGroup, Inc.             54,951
    1,700 Webster Financial Corporation            53,601
    1,200 Westamerica Bancorp                      47,484
    1,100 Wilmington Trust Corporation             69,641
                                            -------------
                                                1,821,375
                                            -------------

     BANKING AND FINANCIAL
          SERVICES -- 2.9%
    2,900 AmeriCredit Corporation +                91,495
    2,300 Certegy, Inc. +                          78,706
    2,900 FirstMerit Corporation                   78,561
    4,600 Golden State Bancorp, Inc.              120,290
    1,700 Greater Bay Bancorp                      48,586
    3,400 GreenPoint Financial
             Corporation                          121,550
    1,100 Investors Financial Services
             Corporation                           72,831
    6,980 National Commerce Financial
             Corporation                          176,594
    2,400 Neuberger Berman, Inc.                  105,360
                                            -------------
                                                  893,973
                                            -------------

     BIOTECHNOLOGY -- 1.8%
    3,300 Gilead Sciences, Inc. +                 216,876
    2,300 Incyte Genomics, Inc. +                  44,988
    7,580 Millennium Pharmaceuticals,
             Inc. +                               185,786
    3,000 Protein Design Labs, Inc. +              98,400
                                            -------------
                                                  546,050
                                            -------------

     BROADCASTING -- 1.3%
    3,800 Belo (A.H.) Corporation                  71,250
    1,600 Emmis Communications
            Corporation, Class A +                 37,824
    1,500 Entercom Communications
            Corporation +                          75,000
    3,700 Hispanic Broadcasting
             Corporation +                         94,350
    3,700 Westwood One, Inc. +                    111,185
                                            -------------
                                                  389,609
                                            -------------



                       See Notes to Financial Statements.

               Munder Institutional S&P MidCap Index Equity Fund
                      Portfolio of Investments, December 31, 2001
                                    (Continued)
               -----------------------------------------------------------------


SHARES                                             VALUE
-------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
     BUILDING CONSTRUCTION -- 0.6%
    1,500 Dycom Industries, Inc. +            $   25,065
    1,400 Harsco Corporation                      48,020
    2,200 Lennar Corporation                     103,004
                                              ----------
                                                 176,089
                                              ----------

     BUSINESS SERVICES -- 6.4%
    3,000 Acxiom Corporation +                    52,410
    3,900 Apollo Group, Inc. +                   175,539
    1,527 Avocent Corporation +                   37,030
      800 Banta Corporation                       23,616
    1,900 Catalina Marketing
            Corporation +                         65,930
    5,000 Ceridian Corporation +                  93,750
    2,600 CheckFree Corporation +                 46,800
    2,150 ChoicePoint, Inc. +                    108,983
    1,800 CSG Systems International,
           Inc. +                                 72,810
    2,400 DeVry, Inc. +                           68,280
    2,700 Dun & Bradstreet
            Corporation +                         95,310
    2,900 Gartner Group, Inc., Class B +          32,480
      950 Gtech Holdings Corporation +            43,026
      900 Jacobs Engineering Group,
            Inc. +                                59,400
    1,200 Kelly Services, Inc.                    26,268
    1,300 Korn/Ferry International +              13,845
    2,600 Manpower, Inc.                          87,646
    3,300 Modis Professional Services,
            Inc                                   23,562
      900 NCO Group, Inc. +                       20,610
    3,100 Polycom, Inc. +                        106,640
    2,100 Quanta Services, Inc. +                 32,403
    1,900 RSA Security, Inc. +                    33,174
    2,100 Sothebys Holdings, Inc. +               34,881
    9,500 Sun Guard Data Systems +               274,835
    1,300 Sylvan Learning Systems,
            Inc. +                                28,691
    2,000 The BISYS Group, Inc. +                127,980
    2,371 Titan Corporation +                     59,156
    2,500 United Rentals, Inc. +                  56,750
    3,000 Viad Corporation                        71,040
                                              ----------

                                               1,972,845
                                              ----------

     CHEMICALS -- 2.4%
    1,500 Albemarle Corporation               $   36,000
    2,100 Cabot Corporation                       74,970
      780 Cabot Microelectronics
            Corporation +                         61,815
    3,854 Crompton Corporation                    34,686
    1,400 Cytec Industries, Inc. +                37,800
    1,200 Ferro Corporation                       30,960
    1,100 FMC Corporation +                       65,450
    1,000 Fuller (H.B.) Company                   28,770
    3,900 IMC Global, Inc.                        50,700
    1,700 Lubrizol Corporation                    59,653
      700 Minerals Technologies, Inc.             32,648
    1,500 Olin Corporation                        24,210
    3,500 R.P.M., Inc.                            50,610
    1,000 Schulman (A.), Inc.                     13,650
    3,600 Solutia, Inc.                           50,472
    1,700 Valspar Corporation                     67,320
                                              ----------

                                                 719,714
                                              ----------

     COAL -- 0.1%
    1,800 Arch Coal, Inc.                         40,860
                                              ----------

     COMMERCIAL SERVICES &
          SUPPLIES -- 0.4%
    5,800 Republic Services, Inc. +              115,826
                                              ----------

     COMMUNICATION EQUIPMENT -- 0.8%
    2,300 Harris Corporation                      70,173
    1,600 Plantronics, Inc. +                     41,024
    2,200 Powerwave Technologies,
            Inc. +                                38,016
    5,700 RF Micro Devices, Inc. +               109,611
                                              ----------

                                                 258,824
                                              ----------

     COMPUTERS AND BUSINESS
          EQUIPMENT -- 1.2%
    2,400 Diebold, Inc.                           97,056
    5,300 Quantum Corporation-- DLT
            & Storage Systems +                   52,205
    3,600 Storage Technology
            Corporation +                         74,412
    3,400 Sybase, Inc. +                          53,584
    1,900 Tech Data Corporation +                 82,232
    1,300 Transaction Systems Architects,
            Inc., Class A +                       15,938
                                              ----------

                                                 375,427
                                              ----------



                       See Notes to Financial Statements.

               Munder Institutional S&P MidCap Index Equity Fund
                      Portfolio of Investments, December 31, 2001
                                    (Continued)
               -----------------------------------------------------------------

SHARES                                              VALUE
------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
     COMPUTER HARDWARE, SOFTWARE OR
          SERVICES -- 7.7%
   11,900 3Com Corporation                   $   75,922
    1,200 Advent Software, Inc. +                59,940
    2,100 Affiliated Computer Services,
            Inc., Class A +                     222,873
    8,800 Ascential Software
            Corporation +                        35,640
    8,300 Cadence Design Systems, Inc. +        181,936
    4,100 DST Systems, Inc. +                   204,385
    4,700 Electronic Arts +                     281,765
    6,600 Enterasys Networks, Inc. +             58,410
    1,200 Imation Corporation +                  25,896
    1,300 InFocus Corporation +                  28,626
    1,600 Internet Security Systems,
            Inc. +                               51,296
    3,000 Jack Henry & Associates, Inc.          65,520
    2,600 Keane, Inc. +                          46,878
    3,000 Legato Systems, Inc. +                 38,910
    2,000 Macromedia, Inc. +                     35,600
    1,700 Macrovision Corporation +              59,874
    3,800 McDATA Corporation,
            Class A +                            93,100
    2,200 Mentor Graphics Corporation +          51,854
    1,700 National Instruments
            Corporation +                        63,682
    4,750 Networks Assocs, Inc. +               122,787
    6,600 Rational Software
            Corporation +                       128,700
    1,700 Retek, Inc. +                          50,779
    2,300 SanDisk Corporation +                  33,120
    1,400 Sykes Enterprises, Inc. +              13,076
    2,400 Symantec Corporation +                159,192
    2,000 Synopsys, Inc. +                      118,140
    2,650 Wind River Systems, Inc. +             47,462
                                             ----------
                                              2,355,363
                                             ----------

     CONSTRUCTION MATERIALS -- 0.7%
    1,300 Fastenal Company                       86,359
    1,450 Granite Construction, Inc.             34,916
    1,700 Martin Marietta Materials, Inc.        79,220
                                             ----------
                                                200,495
                                             ----------

     CONSUMER PRODUCTS AND
          SERVICES -- 0.2%
    1,600 Blyth, Inc.                            37,200
    1,000 Rollins, Inc.                          20,000
                                             ----------
                                                 57,200
                                             ----------

     DIVERSIFIED -- 0.5%
    2,400 American Standard Companies,
            Inc. +                           $  163,752
       58 Curtiss-Wright Corporation,
            Class B                               2,697
                                             ----------
                                                166,449
                                             ----------

     DOMESTIC OIL -- 1.3%
    1,500 Murphy Oil Corporation                126,060
    1,900 Noble Affiliates, Inc.                 67,051
    2,500 Ultramar Diamond Shamrock
            Corporation                         123,700
    2,100 Valero Energy Corporation              80,052
                                             ----------
                                                396,863
                                             ----------

     DRUGS AND HEALTH CARE -- 6.5%
    1,900 Apria Healthcare Group, Inc. +         47,481
    1,400 Barr Laboratories, Inc. +             111,104
    1,900 COR Therapeutics, Inc. +               45,467
    2,000 Covance, Inc. +                        45,400
    2,700 Express Scripts, Inc., Class A +      126,252
    4,200 Health Net, Inc. +                     91,476
    2,800 ICN Pharmaceuticals, Inc.              93,800
    5,200 IDEC Pharmaceuticals
            Corporation +                       358,436
    6,700 Ivax Corporation +                    134,938
    3,700 Lincare Holdings, Inc. +              106,005
    4,300 Mylan Labs, Inc.                      161,250
    3,200 Omnicare, Inc.                         79,616
    3,100 Oxford Health Plans, Inc. +            93,434
    1,200 PacifiCare Health Systems, Inc.
            +                                    19,200
    2,500 Perrigo Company +                      29,550
    3,300 Quest Diagnostics, Inc. +             236,643
    2,700 Sepracor, Inc. +                      154,062
    2,600 Vertex Pharmaceuticals,
            Inc. +                               63,934
                                             ----------

                                              1,998,048
                                             ----------

     ELECTRIC UTILITIES -- 1.5%
    2,800 ALLETE                                 70,560
    1,500 Cleco Corporation                      32,955
    4,300 DPL, Inc.                             103,544
    1,900 DQE, Inc.                              35,967
    2,100 Great Plains Energy, Inc.              52,920
    2,400 MDU Resources Group, Inc.              67,560
    3,436 Sierra Pacific Resources               51,712
    2,400 Western Resources, Inc.                41,280
                                             ----------

                                                456,498
                                             ----------






                       See Notes to Financial Statements.

               Munder Institutional S&P MidCap Index Equity Fund
                      Portfolio of Investments, December 31, 2001
                                    (Continued)
               -----------------------------------------------------------------

SHARES                                           VALUE
-----------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
     ELECTRICAL EQUIPMENT -- 1.7%
    1,100 AMETEK, Inc.                      $   35,079
    3,400 Arrow Electronics, Inc. +            101,660
   15,900 Atmel Corporation +                  117,183
    2,050 Credence Systems Corporation +        38,068
    1,800 Dentsply International, Inc.          90,360
    3,100 Energizer Holdings, Inc. +            59,055
    2,000 Hubbell, Inc.                         58,760
    1,875 Ucar International, Inc. +            20,063
                                            ----------

                                               520,228
                                            ----------

     ELECTRONICS -- 4.9%
    1,300 ADTRAN, Inc. +                        33,176
    3,974 Avnet, Inc.                          101,218
    2,750 Cirrus Logic, Inc. +                  36,355
    4,100 Cypress Semiconductor
            Corporation +                       81,713
      900 DSP Group, Inc. +                     20,934
    3,600 Integrated Device Technology,
            Inc. +                              95,724
    2,200 International Rectifier
            Corporation +                       76,736
    2,900 KEMET Corporation +                   51,475
    1,375 L-3 Communications Holding,
            Inc. +                             123,750
    4,300 Lam Research Corporation +            99,846
    3,700 Lattice Semiconductor
            Corporation +                       76,109
    1,700 LTX Corporation +                     35,598
    3,125 Micrel, Inc. +                        81,969
    4,524 Microchip Technology, Inc. +         175,260
    1,300 MIPS Technologies, Inc.,
            Class B +                           10,374
    1,200 Newport Corporation                   23,136
    1,400 Plexus Corporation +                  37,184
    2,400 Semtech Corporation +                 85,656
      400 Sequa Corporation +                   19,008
    1,300 Teleflex, Inc.                        61,503
    3,100 TranSwitch Corporation +              13,950
    4,475 TriQuint Semiconductor, Inc. +        54,863
    5,427 Vishay Intertechnology, Inc. +       105,826
                                            ----------
                                             1,501,363
                                            ----------

     ENERGY AND RESOURCES -- 0.3%
    1,700 Covanta Energy Corporation +           7,684
    2,200 Equitable Resources, Inc.             74,954
                                            ----------
                                                82,638
                                            ----------

     ENERGY EQUIPMENT &
          SERVICES -- 0.1%
    2,200 FMC Technologies, Inc. +          $   36,190
                                            ----------

     FINANCIAL SERVICES -- 3.4%
    2,300 American Financial Group, Inc.        56,465
    2,227 Associated Banc Corporation           78,591
   12,650 E*TRADE Group, Inc. +                129,662
    2,700 Edwards (A.G.), Inc.                 119,259
    2,100 IndyMac Bancorp, Inc. +               49,098
    1,700 Investment Technology Group,
            Inc. +                              66,419
    2,000 LaBranche & Company, Inc. +           68,920
    2,300 Legg Mason, Inc.                     114,954
    2,200 Metris Companies, Inc.                56,562
    1,700 Provident Financial Group, Inc.       44,676
    3,700 SEI Investments Company              166,907
    2,700 Waddell & Reed Financial, Inc.,
            Class A                             86,940
                                            ----------
                                             1,038,453
                                            ----------

     FOOD & BEVERAGES -- 2.4%
    1,200 Bob Evans Farms, Inc.                 29,484
    1,900 Dole Food, Inc.                       50,977
    1,200 Dreyers Grand Ice Cream, Inc.         46,212
    4,700 Hormel Foods Corporation             126,289
    1,700 Interstate Bakeries Corporation       41,106
    2,400 Mccormick & Company, Inc.            100,728
    5,350 PepsiAmericas, Inc.                   73,830
    1,600 Sensient Technologies
            Corporation                         33,296
      800 Smucker (J.M.) Company                28,304
    1,717 Tootsie Roll Industries, Inc.         67,100
   11,850 Tyson Foods, Inc.                    136,868
                                            ----------
                                               734,194
                                            ----------

     FOOD PRODUCTS -- 0.6%
    1,514 Dean Foods Company +                 103,255
    3,800 Smithfield Foods, Inc. +              83,752
                                            ----------
                                               187,007
                                            ----------

     GAS AND PIPELINE UTILITIES-- 1.8%
    1,900 AGL Resources, Inc.                   43,738
    3,400 American Water Works, Inc.           141,950
    2,700 National Fuel Gas Company             66,690
    2,000 ONEOK, Inc.                           35,680
    2,800 Questar Corporation                   70,140
    3,600 SCANA Corporation                    100,188
    1,100 Western Gas Resources, Inc.           35,552
    1,700 WGL Holdings, Inc.                    49,419
                                            ----------
                                               543,357
                                            ----------




                       See Notes to Financial Statements.

               Munder Institutional S&P MidCap Index Equity Fund
                      Portfolio of Investments, December 31, 2001
                                    (Continued)
               -----------------------------------------------------------------


SHARES                                              VALUE
-------------------------------------------------------------

COMMON STOCKS -- (CONTINUED)
     HOME FURNISHINGS AND
          HOUSEWARES -- 0.2%
    1,700 Furniture Brands International,
            Inc. +                            $   54,434
                                              ----------

     HOTELS AND RESTURANTS -- 1.2%
    3,350 Brinker International, Inc. +           99,696
    1,900 CBRL Group, Inc.                        55,936
    3,200 Extended Stay America, Inc. +           52,480
    2,400 Mandalay Resort Group +                 51,360
    2,650 Outback Steakhouse, Inc. +              90,763
      800 Papa John's International, Inc. +       21,984
                                              ----------
                                                 372,219
                                              ----------

     HOUSEHOLD PRODUCTS -- 0.7%
    1,300 Church & Dwight, Inc.                   34,619
    3,200 Dial Corporation                        54,880
    2,100 Hillenbrand Industries, Inc.           116,067
                                              ----------
                                                 205,566
                                              ----------

     INDUSTRIAL MACHINERY -- 1.9%
    2,400 Airgas, Inc. +                          36,288
    1,500 Donaldson Company, Inc.                 58,260
    3,775 Grant Pride, Inc. +                     43,413
    1,000 Kaydon Corporation                      22,680
    1,100 Kennametal, Inc.                        44,297
    1,100 Nordson Corporation                     29,051
    1,380 SPX Corporation +                      188,922
    1,000 Stewart & Stevenson Services,
            Inc                                   18,810
      600 Tecumseh Products Company,
            Class A                               30,378
    3,240 Varco International, Inc. +             48,535
    1,300 York International Corporation          49,569
                                              ----------
                                                 570,203
                                              ----------

     INSURANCE -- 3.8%
    1,800 Allmerica Financial
            Corporation                           80,190
    2,900 Arthur J. Gallagher & Company          100,021
    1,600 Everest Re Group, Ltd.                 113,120
    2,900 Fidelity National Financial, Inc.       71,920
    2,100 HCC Insurance Holdings, Inc.            57,855
    1,400 Horace Mann Educators
            Corporation                           29,708
    1,900 Leucadia National Corporation           54,853
    2,000 Ohio Casualty Corporation               32,100

     INSURANCE -- (CONTINUED)
    4,050 Old Republic International
            Corporation                       $  113,440
    1,550 PMI Group, Inc.                        103,866
    2,300 Protective Life Corporation             66,539
    3,200 Radian Group, Inc.                     137,440
    1,000 StanCorp Financial Group, Inc.          47,250
    1,600 The MONY Group, Inc.                    55,312
    2,300 Unitrin, Inc.                           90,896
                                              ----------
                                               1,154,510
                                              ----------

     IT CONSULTING & SERVICES -- 0.3%
    2,400 Eaton Vance Corporation                 85,320
                                              ----------

     LEISURE TIME -- 0.9%
    2,700 Callaway Golf Company                   51,705
    1,800 International Speedway
            Corporation, Class A                  70,380
   10,300 Park Place Entertainment
            Corporation +                         94,451
    3,100 Six Flags, Inc. +                       47,678
                                              ----------
                                                 264,214
                                              ----------

     MEDICAL INSTRUMENTS -- 1.6%
    3,600 Apogent Technologies, Inc. +            92,880
    2,100 Beckman Coulter, Inc.                   93,030
    4,000 Cytyc Corporation +                    104,400
    2,000 Edwards Lifesciences
            Corporation +                         55,260
    2,300 Patterson Dental Company +              94,139
    2,400 STERIS Corporation +                    43,848
                                              ----------
                                                 483,557
                                              ----------

     MEDICAL SERVICES -- 1.5%
    3,400 First Health Group
            Corporation +                         84,116
    1,500 Henry Schein, Inc. +                    55,545
    1,300 LifePoint Hospitals, Inc. +             44,252
    2,469 Triad Hospitals, Inc. +                 72,465
    1,200 Trigon Healthcare, Inc. +               83,340
    2,100 Universal Health Services, Inc.,
            Class B +                             89,838
    1,900 VISX, Inc. +                            25,175
                                              ----------
                                                 454,731
                                              ----------

     MOBILE HOMES -- 0.3%
    4,699 Clayton Homes, Inc.                     80,353
                                              ----------









                       See Notes to Financial Statements.

               Munder Institutional S&P MidCap Index Equity Fund
                      Portfolio of Investments, December 31, 2001
                                    (Continued)
               -----------------------------------------------------------------

SHARES                                              VALUE
------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
     NEWSPAPERS -- 0.9%
    1,500 Lee Enterprises, Inc.               $   54,555
      800 Media General, Inc.                     39,864
      317 Washington Post Company                168,010
                                              ----------
                                                 262,429
                                              ----------

     OFFICE FURNISHINGS AND
          SUPPLIES -- 0.7%
    2,000 Hon Industries, Inc.                    55,300
    2,600 Miller Herman, Inc.                     61,516
    2,400 Reynolds & Reynolds
            Company                               58,200
    1,400 Wallace Computer Series, Inc.           26,586
                                              ----------
                                                 201,602
                                              ----------

     OIL AND GAS -- 4.0%
    5,600 BJ Services Company +                  181,720
    1,800 Cooper Cameron Corporation +            72,648
    4,600 ENSCO International, Inc.              114,310
    1,500 Flowserve Corporation +                 39,915
    1,600 Forest Oil Corporation                  45,136
    2,200 Hanover Compressor
            Company +                             55,572
    1,700 Helmerich & Payne, Inc.                 56,746
    4,000 Lyondell Petrochemical
            Company                               57,320
    2,800 National-Oilwell, Inc. +                57,708
    5,888 Ocean Energy, Inc.                     113,050
    2,600 Patterson-UTI Energy, Inc. +            60,606
    3,300 Pioneer Natural Resources
            Company +                             63,558
    4,500 Pride International, Inc. +             67,950
    1,700 Smith International, Inc. +             91,154
    3,875 Weatherford International, Inc. +      144,382
                                              ----------
                                               1,221,775
                                              ----------

     PAPER -- 1.3%
    1,900 Bowater, Inc.                           90,630
    1,500 Glatfelter (P.H.) Company               23,370
    1,700 Longview Fibre Company                  20,077
    3,600 Packaging Corporation of
            America +                             65,340
    1,700 Pentair, Inc.                           62,067
    1,000 Potlatch Corporation                    29,320
    3,300 Sonoco Products Company                 87,714
    1,800 Wausau Mosinee Paper
            Corporation                           21,780
                                              ----------
                                                 400,298
                                              ----------

     PUBLISHING -- 0.9%
    2,100 Harte Hanks, Inc.                   $   59,157
    3,400 Readers Digest Association,
            Inc., Class A (non-voting)            78,472
    1,200 Scholastic Corporation +                60,396
    1,800 Valassis Communications,
             Inc. +                               64,116
                                              ----------
                                                 262,141
                                              ----------

     RAILROADS AND EQUIPMENT -- 0.3%
    1,700 GATX Corporation                        55,284
    1,500 Trinity Industries, Inc.                40,755
                                              ----------
                                                  96,039
                                              ----------

     REAL ESTATE -- 0.4%
    2,100 Hospitality Properties Trust            61,950
    3,000 New Plan Excel Realty Trust             57,150
                                              ----------
                                                 119,100
                                              ----------

     RETAIL -- 3.4%
    3,400 Abercrombie & Fitch
            Company +                             90,202
    2,300 Barnes & Noble, Inc. +                  68,080
    2,500 BJs Wholesale Club, Inc. +             110,250
    2,800 Borders Group, Inc. +                   55,552
    3,000 CDW Computer Centers, Inc. +           161,130
    1,700 Claire S Stores, Inc.                   25,670
    3,799 Dollar Tree Stores, Inc. +             117,427
    1,000 Lands End, Inc. +                       50,160
    1,300 Long's Drug Stores Company              30,394
    1,600 Neiman Marcus Group, Inc.,
            Class A +                             49,712
      800 Payless Shoesource, Inc. +              44,920
    2,700 Ross Stores, Inc.                       86,616
    1,600 Ruddick Corporation                     25,584
    4,792 Saks, Inc. +                            44,757
    1,900 Williams-Sonoma, Inc. +                 81,510
                                              ----------
                                               1,041,964
                                              ----------

     SAVINGS AND LOAN -- 1.7%
    3,100 Astoria Financial Corporation           82,026
    4,000 Dime Bancorp, Inc.                     144,320
    3,500 New York Community Bancorp,
            Inc                                   80,045
    8,400 Sovereign Bancorp, Inc.                102,816
    2,600 TCF Financial Corporation              124,748
                                              ----------
                                                 533,955
                                              ----------








                       See Notes to Financial Statements.

               Munder Institutional S&P MidCap Index Equity Fund
                      Portfolio of Investments, December 31, 2001
                                    (Continued)
               -----------------------------------------------------------------



SHARES                                              VALUE
-------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
     SCHOOLS -- 0.1%
    1,200 Education Management
            Corporation +                    $    43,500
                                             -----------

     SEMICONDUCTOR EQUIPMENT &
          PRODUCTS -- 0.5%
    2,400 Cree, Inc. +                            70,704
    3,400 Fairchild Semiconductor
            Corporation, Class A +                95,769
                                             -----------
                                                 166,473
                                             -----------

     STEEL -- 0.4%
    3,700 AK Steel Holding Corporation            42,106
      800 Carpenter Technology
            Corporation                           21,296
    1,800 Precision Castparts Corporation         50,850
                                             -----------
                                                 114,252
                                             -----------

     TECHNOLOGY -- 0.3%
    1,100 FEI Company +                           34,661
    2,600 Gentex Corporation +                    69,498
                                             -----------
                                                 104,159
                                             -----------

     TELECOMMUNICATIONS -- 1.2%
    2,800 Advanced Fibre
            Communications, Inc. +                49,476
    7,500 Broadwing, Inc. +                       71,250
    1,800 CommScope, Inc. +                       38,286
    1,900 Price Communications
            Corporation +                         36,271
    2,000 Telephone & Data Systems, Inc.         179,500
                                             -----------
                                                 374,783
                                             -----------

     TIRE AND RUBBER -- 0.3%
      700 Bandag, Inc.                            24,332
    1,000 Carlisle Companies, Inc.                36,980
    1,300 Lancaster Colony Corporation            46,163
                                             -----------
                                                 107,475
                                             -----------

     TOBACCO -- 0.7%
    3,300 R.J. Reynolds Tobacco
            Holdings, Inc.                       185,790
      900 Universal Corporation                   32,769
                                             -----------
                                                 218,559
                                             -----------

     TRUCKING AND FREIGHT
          FORWARDING -- 1.9%
    1,600 Airborne, Inc.                     $    23,728
    1,400 Alexander & Baldwin, Inc.               37,380
    1,300 Atlas Air, Inc. +                       19,045
    2,900 C.H. Robinson Worldwide, Inc.           83,853
    1,700 CNF Transportation, Inc.                57,035
    1,600 EGL, Inc. +                             22,320
    1,800 Expeditors International of
            Washington, Inc.                     102,510
    1,200 Hunt (J.B.) Transport Services,
            Inc. +                                27,840
    1,200 Overseas Shipholding Group,
            Inc.                                  27,000
    1,896 Pittston Brinks Group                   41,902
    2,950 Swift Transportation Co., Inc. +        63,455
    2,100 Tidewater, Inc.                         71,190
                                             -----------
                                                 577,258
                                             -----------

     UTILITIES -- 3.4%
    3,000 Alliant Energy Corporation              91,080
      900 Black Hills Corporation                 30,456
    2,975 Conectiv                                72,858
    4,000 Energy East Corporation                 75,960
    1,200 Hawaiian Electric Industries,
            Inc.                                  48,336
    1,300 Idacorp, Inc.                           52,780
    3,500 Montana Power Company                   20,125
    4,800 Northeast Utilities                     84,624
    1,800 NSTAR                                   80,730
    2,700 OGE Energy Corporation                  62,316
    3,700 Potomac Electric Power
            Company                               83,509
    1,300 Public Service Company of New
            Mexico                                36,335
    3,000 Puget Energy, Inc.                      65,670
    3,900 Utilicorp United, Inc.                  98,163
    2,266 Vectren Corporation                     54,338
    4,000 Wisconsin Energy Corporation            90,240
                                             -----------
                                               1,047,520
                                             -----------

TOTAL COMMON STOCKS
   (Cost $28,637,690)                         28,929,225
                                             -----------







                       See Notes to Financial Statements.

               Munder Institutional S&P MidCap Index Equity Fund
                      Portfolio of Investments, December 31, 2001
                                    (Continued)
               -----------------------------------------------------------------


PRINCIPAL
AMOUNT                                              VALUE
--------------------------------------------------------------
U.S. TREASURY BILL-- 0.7%
   (Cost  $198,866)
$ 200,000 3.430%++, due 2/28/2002 **        $     198,866
                                            -------------

REPURCHASE AGREEMENT-- 4.7%
   (Cost $1,427,000)

1,427,000    Agreement with State Street
             Bank and Trust Company,
             1.550% dated 12/31/2001, to
             be repurchased at
             $1,427,123 on 01/02/2002,
             collateralized by
             $1,459,803 U.S. Treasury
             Bill, 1.620% maturing
             01/03/2002(value
             $1,459,270)                        1,427,000
                                            -------------

OTHER INVESTMENTS***
   (Cost $442,668)                 1.4%           442,668
                                            -------------


TOTAL INVESTMENTS
   (Cost  $30,706,224*)          101.3%     $  30,997,759
OTHER ASSETS AND
LIABILITIES (NET)                 (1.3)          (393,666)
                                 -----      -------------

NET ASSETS                       100.0%     $  30,604,093
                                 =====      =============


--------------------
  * Aggregate cost for Federal tax purposes $30,961,775.
 ** Securities pledged as collateral for futures contracts.
*** As of December 31, 2001, the market value of the securities on loan is $420,090. Collateral received for securities loaned of $422,668 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
  + Non-income producing security.
 ++ Rate represents annualized yield at date of purchase.





                       See Notes to Financial Statements.

               Munder Institutional S&P SmallCap Index Equity Fund
                      Portfolio of Investments, December 31, 2001

               -----------------------------------------------------------------

SHARES                                           VALUE
----------------------------------------------------------------

COMMON STOCKS -- 99.5%
     ADVERTISING -- 0.3%
    4,760 ADVO, Inc. +                      $  204,680
    7,500 Penton Media, Inc.                    46,950
                                            ----------
                                               251,630
                                            ----------

     AEROSPACE AND DEFENSE -- 1.5%
    6,310 AAR Corporation                       56,853
    5,845 Alliant Techsystems, Inc. +          451,234
    7,150 Armor Holdings, Inc. +               192,978
    8,290 BE Aerospace, Inc. +                  76,019
   10,090 Gencorp, Inc.                        142,370
    7,450 Teledyne Technologies, Inc. +        121,361
    3,700 Triumph Group, Inc. +                120,250
    2,600 Woodward Governor Company            151,450
                                            ----------
                                             1,312,515
                                            ----------

     AGRICULTURAL MACHINERY -- 0.6%
    8,470 AptarGroup, Inc.                     296,704
    8,950 Delta & Pine Land Company            202,538
    2,830 Lindsay Manufacturing
            Company                             54,761
                                            ----------
                                               554,003
                                            ----------

     AIR TRAVEL -- 0.9%
   10,320 Atlantic Coast Airlines
            Holdings, Inc. +                   240,353
    6,600 Frontier Airlines, Inc. +            112,200
    7,560 Mesa Air Group, Inc. +                56,851
    3,190 Midwest Express Holdings,
            Inc. +                              46,574
   13,400 SkyWest, Inc.                        341,030
                                            ----------
                                               797,008
                                            ----------

     APPAREL AND TEXTILES -- 1.7%
    2,060 Angelica Corporation                  22,330
    3,180 Ashworth, Inc. +                      25,090
    5,700 Christopher & Banks
            Corporation +                      195,225
    4,830 G & K Services                       156,009
    1,630 Haggar Corporation                    17,686
    2,240 K-Swiss, Inc.                         74,480
    5,320 Kellwood Company                     127,733
    7,840 Nautica Enterprises, Inc. +          100,274
    2,840 Oshkosh B' Gosh, Inc.                119,110
    1,830 Oxford Industries, Inc.               43,188
    6,400 Phillips Van Heusen
            Corporation                         69,760

     APPAREL AND TEXTILES-- (CONTINUED)
    5,500 Quiksilver, Inc. +                $   94,600
    7,500 Russell Corporation                  112,575
    9,870 Stride Rite Corporation               64,648
    7,500 Wellman, Inc.                        116,175
    9,760 Wolverine World Wide, Inc.           146,888
                                            ----------
                                             1,485,771
                                            ----------

     AUTOMOBILES -- 0.3%
    5,460 Group 1 Automotive, Inc. +           155,665
    3,050 Standard Motor Products, Inc.         42,395
    5,330 Wabash National Corporation           41,574
                                            ----------
                                               239,634
                                            ----------

     AUTOMOBILE PARTS AND
          EQUIPMENT -- 1.9%
    5,670 Clarcor, Inc.                        153,941
   14,090 Copart, Inc. +                       512,453
    2,870 Insurance Auto Auctions, Inc. +       41,644
    3,500 Midas, Inc.                           40,250
   12,440 O'Reilly Automotive, Inc. +          453,687
   12,100 Pep Boys-- Manny, Moe &
            Jack                               207,515
    6,890 Standard Pacific Corporation         167,565
    4,860 TBC Corporation +                     65,075
   11,380 Tower Automotive, Inc. +             102,761
                                            ----------
                                             1,744,891
                                            ----------

     BANKS -- 0.1%
    4,000 Dime Community Bancshares            112,240
                                            ----------

     BANKING AND FINANCIAL
          SERVICES -- 6.7%
    4,900 American Financial Holdings,
             Inc.                              124,509
    5,820 Anchor Bancorp Wisconsin,
             Inc.                              103,247
    5,100 Boston Private Financial
            Holdings, Inc.                     112,557
    7,612 Chittenden Corporation               210,091
   15,452 Commerce Bancorp, Inc.               607,882
    9,440 Community First Bankshares,
             Inc.                              242,514
   12,150 Cullen Frost Bankers, Inc.           375,192
    5,400 East West Bancorp, Inc.              139,050
    3,800 Financial Federal Corporation +      118,750
    6,170 First BanCorp                        175,845
   11,537 First Midwest Bancorp, Inc.          336,765
    3,300 First Republic Bank +                 79,695





                       See Notes to Financial Statements.

               Munder Institutional S&P SmallCap Index Equity Fund
                      Portfolio of Investments, December 31, 2001
                                    (Continued)
               -----------------------------------------------------------------

SHARES                                              VALUE
-------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
     BANKING AND FINANCIAL
          SERVICES -- (CONTINUED)
    4,000 FirstFed Financial
             Corporation +                    $  102,520
    2,700 GBC Bancorp                             79,650
   10,878 Hudson United Bancorp                  312,199
    5,870 Jefferies Group, Inc.                  248,360
    5,270 MAF Bancorp, Inc.                      155,465
    5,979 Provident Bankshares
            Corporation                          145,290
    6,640 Riggs National Corporation              92,761
    9,730 South Financial Group, Inc.            172,707
    7,800 Southwest Bancorporation of
            Texas, Inc. +                        236,106
   14,900 Staten Island Bancorp, Inc.            243,019
    9,925 Sterling Bancshares, Inc.              124,261
    9,290 Susquehanna Bancshares, Inc.           193,696
   16,841 TrustCo Bank Corporation NY            211,691
    4,600 UCBH Holdings, Inc.                    130,824
   10,640 United Bankshares, Inc.                307,070
   13,600 Washington Federal, Inc.               350,608
    6,130 Whitney Holding Corporation            268,800
                                              ----------
                                               6,001,124
                                              ----------

     BROADCASTING -- 0.1%
   12,930 General Communication, Inc. +          110,293
                                              ----------

     BUILDING CONSTRUCTION -- 1.5%
    6,620 Apogee Enterprises, Inc.               104,728
   18,163 D.R. Horton, Inc.                      589,571
    5,550 Hughes Supply, Inc.                    171,329
    1,800 NVR, Inc. +                            367,200
    6,280 Sturm Ruger & Company, Inc.             75,234
                                              ----------
                                               1,308,062
                                              ----------

     BUILDING MATERIALS -- 1.5%
    5,700 ABM Industries, Inc.                   178,695
    3,130 Building Materials Holdings
            Corporation +                         33,961
    1,530 Butler Manufacturing Company            42,381
    3,850 Commonwealth Industries, Inc.           18,095
    4,490 Elcor Chemical Corporation             124,777
    3,500 EMCOR Group, Inc. +                    158,900
    7,700 Fleetwood Enterprises                   87,241
    6,555 Florida Rock Industries, Inc.          239,782
    2,330 Lawson Products, Inc.                   60,580
   13,222 Lennox International, Inc.             128,253
    2,910 Simpson Manufacturing
            Company, Inc. +                      166,743
    4,640 Universal Forest Products, Inc.         97,115
                                              ----------
                                               1,336,523
                                              ----------

     BUSINESS SERVICES -- 3.8%
    4,660 Aaron Rents, Inc.                   $   75,958
    6,400 Administaff, Inc. +                    175,424
    4,600 Advanced Marketing Services,
            Inc.                                  83,950
    7,790 Bowne & Company, Inc.                   99,712
    8,480 Central Parking Corporation            166,547
    3,800 CUNO, Inc. +                           115,900
    2,900 Davox Corporation +                     28,043
    5,170 Fair, Issac & Company, Inc.            325,814
    9,600 Foster Wheeler Ltd. +                   48,960
    4,630 Franklin Covey Company +                27,919
    8,518 Global Payments, Inc.                  293,019
    6,690 Gymboree Corporation +                  79,812
    3,200 Hall, Kinion & Associates,
            Inc. +                                30,016
    6,850 Harland (John H.) Company              151,385
    4,200 Heidrick & Struggles
            International, Inc. +                 76,230
    5,000 Information Holdings, Inc. +           141,550
    6,830 Information Resources, Inc. +           56,689
    7,890 Intervoice, Inc. +                     100,992
    4,345 Kronos, Inc. +                         210,211
    9,420 Labor Ready, Inc. +                     48,136
    5,450 MAXIMUS, Inc. +                        229,227
    5,300 On Assignment, Inc. +                  121,741
    9,980 Paxar Corporation +                    141,716
    5,700 Pegasus Solutions, Inc. +               80,940
   11,510 Profit Recovery Group
            International, Inc. +                 93,807
    3,760 QRS Corporation +                       53,016
   13,640 Spherion Corporation +                 133,126
    6,500 Standard Register Company              120,445
    4,130 URS Corporation +                      113,203
                                              ----------
                                               3,423,488
                                              ----------

     CHEMICALS -- 2.1%
    5,200 Arch Chemicals, Inc.                   120,640
    6,000 Cambrex Corporation                    261,600
    3,430 Chemfirst, Inc.                         82,217
    7,500 Georgia Gulf Corporation               138,750
    7,610 Macdermid, Inc.                        128,989
    6,050 Mississippi Chemical
             Corporation                          17,122
    5,570 OM Group, Inc.                         368,678
    9,190 Omnova Solutions, Inc.                  62,492
    1,840 Penford Corporation                     22,908
   22,100 PolyOne Corporation                    216,580
    2,170 Quaker Chemical                         44,702
    6,740 Scotts Company +                       320,824
    3,730 WD-40 Company                           99,405
                                              ----------
                                               1,884,907
                                              ----------




                       See Notes to Financial Statements.

               Munder Institutional S&P SmallCap Index Equity Fund
                      Portfolio of Investments, December 31, 2001
                                    (Continued)
               -----------------------------------------------------------------

SHARES                                           VALUE
-------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
     COMMERCIAL SERVICES -- 0.7%
    4,000 F.Y.I., Inc. +                      $134,000
    3,600 MemberWorks, Inc. +                   50,436
    5,030 Pre-Paid Legal Services, Inc. +      110,157
    3,400 StarTek, Inc. +                       64,430
   12,300 Tetra Tech, Inc. +                   244,893
                                              --------
                                               603,916
                                              --------

     COMMERCIAL SERVICES &
          SUPPLIES -- 0.8%
    4,700 Imagistics International, Inc. +      58,045
    5,200 Kroll, Inc. +                         78,520
    3,400 Mobile Mini, Inc. +                  133,008
    7,960 NDCHealth Corporation                275,018
    6,500 Waste Connections, Inc. +            201,435
                                              --------
                                               746,026
                                              --------

     COMMUNICATION EQUIPMENT -- 0.5%
    2,800 Brooktrout, Inc. +                    18,200
   19,370 DMC Stratex Networks, Inc. +         150,698
    6,540 Proxim, Inc. +                        64,877
    3,200 Tollgrade Communications,
             Inc. +                            106,720
    5,300 ViaSat, Inc. +                        82,680
                                              --------
                                               423,175
                                              --------

     COMMUNICATION SERVICES -- 0.6%
    6,800 Arbitron, Inc. +                     232,220
   12,210 Aspect Communications
            Corporation +                       47,375
    4,000 Boston Communications Group,
             Inc. +                             45,400
   13,150 Brightpoint, Inc. +                   41,291
    7,600 Captaris, Inc. +                      28,044
   13,300 Pinnacle Systems, Inc. +             105,602
                                              --------
                                               499,932
                                              --------

     COMPUTERS AND BUSINESS
          EQUIPMENT -- 1.1%
    9,790 American Management Systems,
            Inc. +                             177,003
    7,200 Cymer, Inc. +                        192,456
    3,510 Digi International, Inc. +            22,359
    5,200 Elantec Semiconductor,Inc. +         199,680
    5,100 Gerber Scientific, Inc.               47,430
    9,795 Insight Enterprises, Inc. +          240,957
    3,730 Standard Microsystems
            Corporation +                       57,889
    3,520 Volt Information Sciences,
             Inc. +                             60,192
                                              --------
                                               997,966
                                              --------

     COMPUTER HARDWARE, SOFTWARE OR
          SERVICES -- 6.4%
   24,900 Adaptec, Inc.                       $361,050
    5,620 Analysts International
            Corporation                         23,211
    7,400 Aspen Technology, Inc. +             124,320
    8,800 Avant! Corporation +                 180,312
    6,070 Avid Technology, Inc. +               73,751
    5,120 BARRA, Inc. +                        241,101
    3,950 Bell Microproducts, Inc. +            49,849
    4,720 Black Box Corporation +              249,594
    5,500 CACI, Inc., Class A +                217,167
    5,100 Carreker Corporation +                30,090
    3,000 Catapult Communications
            Corporation +                       78,180
    8,250 Cerner Corporation +                 411,922
   14,250 Ciber, Inc. +                        134,662
    4,850 Computer Task Group, Inc. +           19,109
    3,890 Concord Communications,
            Inc. +                              80,329
    5,400 ePresence, Inc. +                     22,626
    7,760 FactSet Research Systems, Inc.       271,212
    8,300 FileNET Corporation +                168,407
   13,900 Harmonic, Inc. +                     167,078
    8,380 HNC Software, Inc.                   172,628
    5,800 Hutchinson Technology, Inc. +        134,676
    7,640 Hyperion Solutions
             Corporation +                     151,730
    6,220 Insituform Technologies, Inc. +      159,108
    5,740 Inter-Tel, Inc.                      110,323
    6,400 Manhattan Associates, Inc. +         186,560
    3,400 MapInfo Corporation +                 53,346
    5,100 Mercury Computer Systems,
            Inc. +                             199,461
    4,050 MICROS Systems, Inc. +               101,655
    5,200 MRO Software, Inc. +                 121,576
    6,500 NYFIX, Inc. +                        130,130
    4,500 PC-Tel, Inc. +                        43,695
    5,900 Phoenix Technologies Ltd. +           68,676
    8,380 Progress Software
            Corporation +                      144,806
    6,500 Radiant Systems, Inc. +               74,750
    4,000 RadiSys Corporation +                 78,640
    6,100 Rainbow Technologies, Inc. +          45,140
   28,200 Read-Rite Corporation +              186,402
    4,000 Roxio, Inc. +                         66,200
    3,600 SCM Microsystems, Inc. +              52,704
    3,900 SPSS, Inc. +                          69,225
    7,800 Systems & Computer
            Technology Corporation +            80,652




                       See Notes to Financial Statements.

               Munder Institutional S&P SmallCap Index Equity Fund
                      Portfolio of Investments, December 31, 2001
                                    (Continued)
               -----------------------------------------------------------------

SHARES                                              VALUE
-------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
     COMPUTER HARDWARE, SOFTWARE OR
          SERVICES -- (CONTINUED)
    8,775 Take-Two Interactive Software,
                 Inc. +                       $  141,892
    8,370 Verity, Inc. +                         169,492
    7,400 Visual Networks, Inc. +                 34,188
    4,120 ZixIt Corporation +                     20,847
                                              ----------
                                               5,702,472
                                              ----------

     CONGLOMERATES -- 0.1%
    4,830 Triarc Companies, Inc. +               117,369
                                              ----------

     CONSTRUCTION AND MINING
          EQUIPMENT -- 0.4%
    4,470 CDI Corporation +                       84,930
    5,260 Kaman Corporation                       82,056
    3,420 Material Sciences
               Corporation +                      34,610
    4,850 Regal Beloit Corporation               105,730
    5,780 Valmont Industries, Inc.                83,579
                                              ----------
                                                 390,905
                                              ----------

     CONTRACT SALES AND RESEARCH
          ORGANIZATIONS -- 0.4%
   12,200 Pharmaceutical Product
             Development, Inc. +                 394,182
                                              ----------

     DIVERSIFIED FINANCIALS -- 0.1%
    4,015 SWS Group, Inc.                        102,182
                                              ----------

     DIVERSIFIED INDUSTRIAL -- 1.0%
    9,600 Acuity Brands, Inc. +                  116,160
    4,825 Esterline Technologies
             Corporation +                        77,248
    7,752 Griffon Corporation                    116,280
   10,280 JLG Industries, Inc.                   109,482
    7,220 Roper Industries, Inc.                 357,390
    3,030 SPS Technologies, Inc. +               105,808
                                              ----------
                                                 882,368
                                              ----------

     DRUGS AND HEALTH CARE -- 8.9%
    6,050 Accredo Health, Inc. +                 240,185
   21,700 AdvancePCS +                           636,895
   10,040 Alpharma, Inc.                         265,558
    4,700 ArQule, Inc. +                          79,900

     DRUGS AND HEALTH CARE-- (CONTINUED)
    5,400 ArthroCare Corp. +                  $   96,822
   13,720 Bio Technology General
            Corporation +                        112,916
   11,940 Cephalon, Inc. +                       902,485
    2,430 Chemed Corporation                      82,377
    3,580 Cooper Companies, Inc.                 178,928
   15,480 Coventry Health Care, Inc. +           308,826
    4,350 CryoLife, Inc. +                       130,500
    7,770 Cygnus, Inc. +                          40,792
    6,400 Enzo Biochem, Inc.                     150,400
    6,200 Haemonetics Corporation +              210,304
    7,790 Idexx Laboratories, Inc. +             222,093
    3,700 IMPATH, Inc. +                         164,687
    4,800 INAMED Corporation +                   144,336
    7,250 Invacare Corporation                   244,397
    7,140 Medicis Pharmaceutical
            Corporation, Class A +               461,173
    5,480 Mentor Corporation                     156,509
    5,700 MGI Pharma, Inc. +                      87,096
    3,810 Natures Sunshine Products, Inc.         44,729
   15,400 NBTY, Inc. +                           180,180
    5,170 Noven Pharmaceuticals, Inc. +           91,767
    8,730 Organogenesis, Inc. +                   41,904
   11,740 Orthodontic Centers of America,
            Inc. +                               358,070
    3,390 Osteotech, Inc. +                       18,815
    7,920 Owens & Minor, Inc.                    146,520
    5,710 PAREXEL International
            Corporation +                         81,938
    5,780 Pediatrix Medical Group, Inc. +        196,058
   10,480 Prime Hospitality Corporation +        115,804
    7,400 Province Healthcare
            Company +                            228,364
   10,260 Regeneron Pharmaceuticals,
              Inc. +                             288,922
   11,590 Renal Care Group, Inc. +               372,039
    7,130 Respironics, Inc. +                    246,983
    6,480 Sierra Health Services, Inc. +          52,488
    2,390 Spacelabs, Inc. +                       29,039
    8,950 Sybron Dental Specialties,
              Inc. +                             193,141
    5,700 Syncor International
             Corporation +                       163,248
    5,170 Ultratech Stepper, Inc. +               85,408
    3,120 Vital Signs, Inc.                      108,888
                                              ----------
                                               7,961,484
                                              ----------


                       See Notes to Financial Statements.

               Munder Institutional S&P SmallCap Index Equity Fund
                      Portfolio of Investments, December 31, 2001
                                    (Continued)
               ----------------------------------------------------------------

SHARES                                              VALUE
-------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
     ELECTRIC UTILITIES -- 1.5%
   11,200 Avista Corporation                  $  148,512
    2,670 Central Vermont Public Service          44,589
    3,780 CH Energy Group, Inc.                  164,317
   12,000 El Paso Electric Company +             174,000
    1,370 Green Mountain Power
            Corporation                           25,550
    6,540 NorthWestern Corporation               137,667
    8,200 RGS Energy Group, Inc.                 308,320
    3,490 UIL Holdings Corporation               179,037
    7,900 UniSource Energy Corporation           143,701
                                              ----------

                                               1,325,693
                                              ----------

     ELECTRICAL EQUIPMENT -- 3.7%
    7,500 Advanced Energy Industries,
            Inc. +                               199,800
    8,650 Anixter International, Inc. +          250,936
    3,400 AstroPower, Inc. +                     137,462
    7,100 ATMI, Inc. +                           169,335
    5,300 Aware, Inc. +                           43,990
   23,000 Axcelis Technologies, Inc. +           296,470
    7,960 Baldor Electric Company                166,364
    4,290 Barnes Group, Inc.                     102,917
    2,600 Bel Fuse, Inc.                          65,130
    5,680 Belden, Inc.                           133,764
    4,560 Benchmark Electronics, Inc. +           86,458
    6,080 C&D Technologies, Inc.                 138,928
   10,395 Cable Design Technologies
            Corporation +                        142,204
    6,670 Coherent, Inc. +                       206,236
    5,210 Helix Technology Corporation           117,486
    5,300 MagneTek, Inc. +                        47,753
    4,495 Park Electrochemical
            Corporation                          118,668
    6,500 Power Integrations, Inc. +             148,460
    3,000 Supertex, Inc. +                        52,530
    5,265 Symmetricom, Inc. +                     40,067
    7,920 Technitrol, Inc.                       218,750
    3,540 Thomas Industries, Inc.                 88,500
    7,600 Varian Semiconductor
            Equipment Associates, Inc. +         262,884
    6,260 Watsco, Inc.                            88,892
                                              ----------
                                               3,323,984
                                              ----------

     ELECTRONIC EQUIPMENT -- 0.2%
    3,900 Rudolph Technologies, Inc. +           133,848
    5,600 Therma-Wave, Inc. +                     83,552
                                              ----------
                                                 217,400
                                              ----------

     ELECTRONIC EQUIPMENT &
          INSTRUMENTS -- 0.3%
    6,700 Veeco Instruments, Inc. +              241,535
                                              ----------

     ELECTRONICS -- 5.6%
    5,700 Actel Corporation +                 $  113,487
   14,050 Aeroflex, Inc. +                       265,967
   10,100 Alliance Semiconductor
            Corporation +                        122,008
   10,430 Alpha Industries, Inc. +               227,374
    3,140 Analogic Corporation                   120,922
    9,010 Artesyn Technologies, Inc. +            83,883
    5,300 Audiovox Corporation +                  39,538
    5,200 AXT, Inc.                               75,036
    3,500 BEI Technologies, Inc.                  61,040
    6,400 BMC Industries, Inc.                    13,184
    7,620 C Cor Electronics, Inc. +              111,023
    7,420 Checkpoint Systems, Inc. +              99,428
    4,800 Cohu, Inc.                              94,800
    6,810 CTS Corporation                        108,279
    5,210 Dionex Corporation +                   132,907
    4,200 DuPont Photomasks, Inc. +              182,490
    6,300 Electro Scientific Industries, Inc.    189,063
    4,900 Electroglas, Inc. +                     72,373
    9,800 ESS Technology, Inc.                   208,348
   12,030 Input/Output, Inc. +                    98,766
    3,867 Intermagnetics General
            Corporation                          100,155
    3,610 Itron, Inc. +                          109,383
    3,700 Keithley Instruments, Inc.              62,530
   15,300 Kopin Corporation +                    214,200
   11,600 Kulicke & Soffa Industries,
              Inc. +                             198,940
    3,800 Meade Instruments
            Corporation +                         13,604
    8,430 Methode Electronics, Inc.,
            Class A                               67,440
    6,500 Microsemi Corporation +                193,050
    5,260 Network Equipment
            Technologies +                        28,667
    5,900 Pericom Semiconductor
            Corporation +                         85,550
    3,300 Photon Dynamics, Inc. +                150,645
    6,970 Photronic, Inc. +                      218,510
    7,490 Pioneer-Standard Electronics,
            Inc.                                  95,123
    3,600 Rogers Corporation +                   109,080
    3,300 SBS Technologies, Inc. +                48,081
    7,840 SLI, Inc.                               20,462
   15,138 Stratos Lightwave, Inc. +               93,099
    5,009 Three-Five Systems, Inc. +              79,693
    4,840 Titan International, Inc.               22,942
    5,920 Trimble Navigation Ltd. +               95,963
   10,720 Valence Technology, Inc. +              36,126
    9,970 Vicor Corporation +                    161,514
    7,460 Zebra Technologies
             Corporation +                       414,105
                                              ----------
                                               5,038,778
                                              ----------



                       See Notes to Financial Statements.

               Munder Institutional S&P SmallCap Index Equity Fund
                      Portfolio of Investments, December 31, 2001
                                    (Continued)
               -----------------------------------------------------------------


SHARES                                              VALUE
-------------------------------------------------------------

COMMON STOCKS -- (CONTINUED)
     ENERGY EQUIPMENT &
          SERVICES -- 0.1%
    8,500 Unit Corporation +                  $  109,650
                                              ----------

     ENTERTAINMENT -- 0.3%
    2,800 4Kids Entertainment, Inc. +             56,084
   10,030 Midway Games, Inc. +                   150,550
    6,050 Pinnacle Entertainment, Inc. +          36,482
                                              ----------
                                                 243,116
                                              ----------

     FOOD & BEVERAGES -- 1.9%
    4,100 American Italian Pasta Company +       172,323
    2,160 Coca-Cola Bottling Company              81,778
   10,260 Constellation Brands, Inc.,
            Class A +                            439,641
    8,300 Corn Products International,
             Inc.                                292,575
    7,900 Hain Celestial Group, Inc. +           216,934
    4,400 International Multifoods
            Corporation                          105,160
    4,050 Ionics, Inc. +                         121,621
    2,070 J&J Snack Foods Corporation +           50,612
    2,690 Nash Finch Company                      83,659
    7,030 Ralcorp Holdings, Inc. +               159,581
                                              ----------
                                               1,723,884
                                              ----------

     FOOD PRODUCTS -- 0.1%
    6,800 Lance, Inc.                             97,172
                                              ----------

     FOOD DISTRIBUTION -- 0.5%
   10,340 Performance Food Group
            Company +                            363,658
    4,340 United Natural Foods, Inc. +           108,500
                                              ----------
                                                 472,158
                                              ----------

     FOREST PRODUCTS -- 0.1%
    2,900 Deltic Timber Corporation               79,460
                                              ----------

     GAS UTILITIES -- 0.1%
    4,400 Laclede Group, Inc.                    105,160
                                              ----------

     HEALTH MANAGEMENT
          SYSTEMS -- 0.3%
   11,400 Mid Atlantic Medical Services,
            Inc. +                               258,780
                                              ----------

     HOMEBUILDERS -- 1.1%
   11,250 Champion Enterprises, Inc. +           138,488
    6,180 M.D.C. Holdings, Inc.                  233,542
    3,110 Ryland Group, Inc.                     227,652
    8,180 Toll Brothers, Inc. +                  359,102
                                              ----------
                                                 958,784
                                              ----------

    HOTELS AND RESTURANTS -- 3.7%
   8,725 Applebee's International, Inc.       $  298,395
   6,700 Argosy Gaming Company +                 217,884
   8,600 Aztar Corporation +                     157,380
   6,490 CEC Entertainment, Inc. +               281,601
  11,445 Cheesecake Factory +                    397,943
   4,910 IHOP Corporation +                      143,863
   9,240 Jack in the Box, Inc. +                 254,470
   5,030 Landry's Seafood Restaurants,
           Inc                                    93,810
   5,600 Lone Star Steakhouse & Saloon,
           Inc.                                   83,048
   5,210 Luby's Cafeterias, Inc.                  29,749
   6,900 Marcus Corporation                       97,635
   4,250 O 'Charley's Inc. +                      78,668
   2,900 P. F. Chang's China Bistro,
            Inc. +                               137,170
   3,220 Panera Bread Company +                  167,569
   5,000 Rare Hospitality International,
           Inc. +                                112,700
  14,980 Ruby Tuesday, Inc.                      309,037
   7,190 Ryans Family Steak Houses,
           Inc. +                                155,663
   6,190 Sonic Corporation +                     222,840
   6,737 The Steak n Shake Company +              74,376
                                              ----------
                                               3,313,801
                                              ----------

    HOUSEHOLD APPLIANCES AND HOME
         FURNISHINGS -- 1.6%
   5,400 Applica, Inc. +                          48,654
   2,830 Bassett Furniture Industries,
            Inc.                                  39,648
   9,150 Ethan Allen Interiors, Inc.             380,549
   7,250 Fedders USA, Inc.                        22,040
   7,540 Harman International Industries,
           Inc.                                  340,054
  11,840 Interface, Inc.                          66,422
  14,200 La-Z-Boy, Inc.                          309,844
   3,560 Libbey, Inc.                            116,234
   1,640 National Presto Industries, Inc.         45,510
   3,340 Royal Appliance Manufacturing
           Company +                              16,667
   2,600 Salton, Inc. +                           49,088
                                              ----------
                                               1,434,710
                                              ----------

    INDUSTRIAL MACHINERY -- 2.7%
   5,540 A.O. Smith Corporation                  108,030
   5,050 Briggs & Stratton Corporation           215,635
   4,300 Brooks Automation, Inc. +               174,881
  10,250 Cognex Corporation +                    262,503
   3,490 Flow International
            Corporation +                         43,171
   3,610 Gardner Denver, Inc. +                   80,575






                       See Notes to Financial Statements.

               Munder Institutional S&P SmallCap Index Equity Fund
                      Portfolio of Investments, December 31, 2001
                                    (Continued)
               -----------------------------------------------------------------

SHARES                                              VALUE
-------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
     INDUSTRIAL MACHINERY -- (CONTINUED)
    7,230 Graco, Inc.                         $  282,331
    7,190 IDEX Corporation                       248,055
    5,650 Manitowoc, Inc.                        175,715
    7,900 Milacron, Inc.                         124,899
    3,900 Oshkosh Truck Corporation              190,125
    2,680 Robbins & Myers, Inc.                   62,739
    2,940 Standex International
           Corporation                            63,945
   14,000 Timken Company                         226,520
    6,170 Watts Industries, Inc.                  92,550
    4,960 X-Rite, Inc.                            42,210
                                              ----------
                                               2,393,884
                                              ----------

     INSURANCE -- 2.1%
    4,738 Delphi Financial Group, Inc.           157,775
   16,230 First American Financial Corporation   304,150
   16,720 Fremont General Corporation            130,750
    3,350 Hilb, Rogal and Hamilton Company       187,768
    4,400 LandAmerica Financial Group, Inc.      126,280
    9,850 Mutual Risk Management Ltd.             71,905
    5,000 Philadelphia Consolidated
            Holding Corporation +                188,550
    6,800 Presidential Life Corporation          139,808
    2,400 RLI Corporation                        108,000
    2,300 SCPIE Holdings, Inc.                    67,275
    5,920 Selective Insurance Group, Inc.        128,642
    4,200 Stewart Information Services
            Corporation +                         82,950
    8,700 Trenwick Group Ltd.                     88,479
    4,100 Zenith National Insurance
            Corporation                          114,554
                                              ----------
                                               1,896,886
                                              ----------

     INTERNET SOFTWARE &
          SERVICES -- 0.2%
    7,950 Netegrity, Inc. +                      153,912
                                              ----------

     INVESTMENT COMPANIES -- 0.4%
   11,310 Raymond James Financial, Inc.          401,731
                                              ----------

     LEISURE TIME -- 0.8%
    3,990 Action Performance Companies,
            Inc. +                               122,134
    4,170 K2, Inc. +                              30,066
    6,025 SCP Pool Corporation +                 165,386
    5,750 THQ, Inc. +                            278,702
    7,500 WMS Industries, Inc. +                 150,000
                                              ----------
                                                 746,288
                                              ----------
     MACHINERY -- 0.2%
    4,560 Applied Industrial
           Technologies, Inc.                 $   85,044
    4,470 Astec Industries, Inc. +                64,636
                                              ----------
                                                 149,680
                                              ----------

     MACHINERY -- TOOLS -- 0.1%
    2,940 Toro Company                           132,300
                                              ----------

     MEDICAL INSTRUMENTS AND
          SUPPLIES -- 3.1%
    5,900 CONMED Corporation +                   117,764
    3,420 Datascope Corporation                  116,007
    6,540 Diagnostic Products
            Corporation                          287,433
    4,320 Hologic, Inc. +                         40,133
    2,900 Polymedica Corporation +                48,140
   10,680 Priority Healthcare
            Corporation +                        375,829
    7,400 ResMed, Inc. +                         399,008
    5,700 Sola International, Inc. +             110,580
    3,900 SurModics, Inc. +                      142,194
    9,800 Techne Corporation +                   361,130
    6,990 Theragenics Corporation +               68,921
    7,830 Varian Medical Systems, Inc. +         557,966
    6,100 Viasys Healthcare, Inc. +              123,281
                                              ----------
                                               2,748,386
                                              ----------

     MEDICAL SERVICES -- 0.7%
   17,210 Advanced Tissue Sciences,
            Inc. +                                75,036
    1,710 Curative Health Services, Inc. +        23,085
    9,360 Dendrite International, Inc. +         131,321
   15,120 Hooper Holmes, Inc.                    135,324
    4,000 RehabCare Group, Inc. +                118,400
   22,340 US Oncology, Inc. +                    168,443
                                              ----------
                                                 651,609
                                              ----------

     METALS & MINING -- 0.1%
    5,800 Ryerson Tull, Inc.                      63,800
                                              ----------

     MINING -- 0.7%
    3,860 Brush Wellman, Inc.                     54,966
    2,500 Cleveland-Cliffs, Inc.                  45,750
   17,500 Massey Energy Company                  362,775
    9,120 Stillwater Mining Company +            168,720
                                              ----------
                                                 632,211
                                              ----------

     MOBILE HOMES -- 0.6%
    3,680 Coachmen Industries, Inc.               44,160
    6,690 Monaco Coach Corporation +             146,310
    2,070 Skyline Corporation                     66,758
    3,320 Thor Industries, Inc.                  123,006
    4,800 Winnebago Industries, Inc.             177,312
                                              ----------
                                                 557,546
                                              ----------




                       See Notes to Financial Statements.

               Munder Institutional S&P SmallCap Index Equity Fund
                      Portfolio of Investments, December 31, 2001
                                    (Continued)
               ----------------------------------------------------------------

SHARES                                              VALUE
-------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
     NON-FERROUS METALS -- 0.2%
    3,000 Commercial Metals Company           $  104,940
    3,470 Imco Recycling, Inc.                    24,811
    4,840 RTI International Metals, Inc. +        48,158
    2,960 Wolverine Tube, Inc. +                  33,596
                                              ----------
                                                 211,505
                                              ----------

     OFFICE FURNISHINGS AND
          SUPPLIES -- 0.6%
    3,970 A.T. Cross Company +                    23,423
    2,890 New England Business Service,
            Inc.                                  55,343
    7,900 United Stationers, Inc. +              265,835
    5,320 W.H. Brady Company                     194,712
                                              ----------
                                                 539,313
                                              ----------

     OIL AND GAS -- 6.0%
    9,550 Atmos Energy Corporation               202,937
    7,390 Cabot Oil & Gas Corporation,
             Class A                             177,730
    2,550 Cascade Natural Gas
            Corporation                           56,228
    7,300 Energen Corporation                    179,945
    4,300 Evergreen Resources, Inc. +            166,023
    3,400 Key Production Company,
            Inc. +                                57,800
    4,120 New Jersey Resources
            Corporation                          192,816
   10,370 Newfield Exploration
            Company +                            368,239
    5,810 Northwest Natural Gas Company          148,155
    3,900 Nuevo Energy Company +                  58,500
    3,200 NUI Corporation                         75,840
    5,610 Oceaneering International,
            Inc. +                               124,093
    5,000 Patina Oil & Gas Corporation           137,500
   16,115 Philadelphia Suburban
            Corporation                          363,393
    7,550 Piedmont Natural Gas, Inc.             270,290
    5,490 Plains Resources, Inc. +               135,109
   12,620 Pogo Producing Company                 331,527
    3,100 Prima Energy Corporation +              67,425
    5,260 Remington Oil & Gas
            Corporation +                         90,998
    5,890 Seitel, Inc. +                          80,104
   12,309 Southern Union Company +               232,148
    7,540 Southwest Gas Corporation              168,519
    5,900 Southwestern Energy
            Company +                             61,360

     OIL AND GAS -- (CONTINUED)
    6,620 St. Mary Land & Exploration
            Company                           $  140,278
    6,040 Stone Energy Corporation +             238,580
    5,800 Swift Energy Company +                 117,160
    9,200 Tom Brown, Inc. +                      248,492
    6,300 UGI Corporation                        190,260
   14,910 Vintage Petroleum, Inc.                215,449
   29,160 XTO Energy, Inc.                       510,300
                                              ----------
                                               5,407,198
                                              ----------

     OIL EQUIPMENT AND SERVICES-- 1.1%
    3,200 Atwood Oceanics, Inc. +                111,520
    7,600 Cal Dive International, Inc. +         187,568
    3,500 CARBO Ceramics, Inc.                   137,060
    4,000 Dril-Quip, Inc. +                       96,400
    5,800 Lone Star Technologies, Inc. +         102,080
    4,715 SEACOR SMIT, Inc. +                    218,776
    7,250 Veritas DGC, Inc. +                    134,125
                                              ----------
                                                 987,529
                                              ----------
     PAPER -- 0.4%
    8,030 Buckeye Technologies, Inc. +            92,345
    6,510 Caraustar Industries, Inc.              45,114
    3,500 Chesapeake Corporation                  97,335
    3,840 Lydall, Inc. +                          38,400
    3,660 Pope & Talbot, Inc.                     52,155
                                              ----------
                                                 325,349
                                              ----------

     PHOTOGRAPHY -- 0.1%
    6,400 Concord Camera Corporation +            50,688
    1,910 CPI Corporation                         31,706
                                              ----------
                                                  82,394
                                              ----------

     PLASTICS -- 0.2%
    9,000 Tredegar Industries, Inc.              171,000
                                              ----------

     POLLUTION CONTROL -- 0.1%
    3,360 Tetra Technologies, Inc. +              70,392
                                              ----------

     PUBLISHING -- 0.1%
    3,140 Consolidated Graphics, Inc. +           60,445
    3,490 Nelson Thomas, Inc.                     38,739
                                              ----------
                                                  99,184
                                              ----------

     RAILROADS AND EQUIPMENT -- 0.2%
   13,900 Kansas City Southern Industries,
            Inc. +                               196,407
                                              ----------



                       See Notes to Financial Statements.

               Munder Institutional S&P SmallCap Index Equity Fund
                      Portfolio of Investments, December 31, 2001
                                    (Continued)
               -----------------------------------------------------------------

SHARES                                              VALUE
-------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
     REAL ESTATE -- 0.6%
    5,000 Colonial Properties Trust           $  155,750
    6,400 Kilroy Realty Corporation              168,128
    7,600 Shurgard Storage Centers, Inc.,
            Class A                              243,200
                                              ----------

                                                 567,078
                                              ----------

     RECREATION -- 0.8%
    5,540 Arctic Cat, Inc.                        94,180
    6,800 Bally Total Fitness Holding
           Corporation +                         146,608
    2,520 Huffy Corporation +                     16,128
    5,510 Polaris Industries, Inc.               318,202
    4,640 Russ Berrie & Company, Inc.            139,200
                                              ----------
                                                 714,318
                                              ----------

     RETAIL -- 5.5%
   12,149 99 Cents Only Stores +                 462,877
    6,760 AnnTaylor Stores
             Corporation +                       236,600
    4,040 Brown Shoe Company, Inc.                65,610
   10,500 Burlington Coat Factory
            Warehouse Corporation                176,400
    5,730 Cash America International,
             Inc.                                 48,705
    5,970 Cato Corporation                       112,833
    6,250 Chico's FAS, Inc. +                    248,125
    4,930 Cost Plus, Inc. +                      130,645
    3,000 Department 56, Inc. +                   25,800
    3,170 Enesco Group, Inc. +                    19,971
    3,100 Factory 2-U Stores, Inc. +              62,124
    4,670 Footstar, Inc. +                       146,171
    7,090 Fossil, Inc. +                         148,890
    5,100 Genesco, Inc. +                        105,876
    7,640 Goody's Family Clothing, Inc. +         32,088
    4,180 Hancock Fabrics, Inc.                   54,967
    4,900 Hot Topic, Inc. +                      153,811
    4,240 Jo-Ann Stores, Inc. +                   30,316
    9,590 Linens 'N Things, Inc. +               244,545
   15,320 Michaels Stores, Inc. +                504,794
    7,640 Pacific Sunwear of California +        156,009
   21,990 Pier 1 Imports, Inc.                   381,306
    9,760 Regis Corporation                      251,613
    4,100 School Specialty, Inc. +                93,808
    6,700 Shopko Stores, Inc. +                   63,650
    9,700 Stein Mart, Inc. +                      81,092
    4,310 The Dress Barn +                       107,793
    9,690 The Men's Wearhouse, Inc. +            200,098
    4,655 The Wet Seal, Inc. +                   109,625
    2,700 Ultimate Electronics, Inc. +            81,000
    8,270 Zale Corporation +                     346,348
                                              ----------

                                               4,883,490
                                              ----------

     RETAIL GROCERY -- 1.3%
   11,720 Casey's General Stores, Inc.        $  174,628
   10,360 Fleming Companies, Inc.                191,660
    8,900 Great Atlantic & Pacific Tea
            Company, Inc.                        211,642
   12,620 Whole Foods Market, Inc. +             549,727
                                              ----------
                                               1,127,657
                                              ----------

     SAVINGS AND LOAN -- 0.6%
   10,940 Commercial Federal
            Corporation                          257,090
    6,630 Downey Financial Corporation           273,488
                                              ----------
                                                 530,578
                                              ----------
     SCHOOLS -- 0.4%
    4,900 Corinthian Colleges, Inc. +            200,361
    5,500 ITT Educational Services,
              Inc. +                             202,785
                                              ----------
                                                 403,146
                                              ----------

     SEMICONDUCTOR EQUIPMENT &
          PRODUCTS -- 0.2%
    9,200 Exar Corporation +                     191,820
                                              ----------

     SPECIALTY RETAIL -- 0.2%
    7,200 Too, Inc. +                            198,000
                                              ----------

     STEEL -- 1.4%
    3,280 Castle A M Company                      26,896
    4,800 Century Aluminum Company                64,128
    5,920 Intermet Corporation                    19,832
    7,840 Mueller Industries, Inc. +             260,680
    3,090 Quanex Corporation                      87,447
    7,470 Reliance Steel & Aluminum
            Company                              196,087
    9,700 Shaw Group, Inc. +                     227,950
   10,800 Steel Dynamics, Inc. +                 125,388
    2,460 Steel Technologies, Inc.                22,337
    4,850 Texas Industries, Inc.                 178,965
                                              ----------
                                               1,209,710
                                              ----------

     TELECOMMUNICATIONS -- 0.3%
    6,610 Allen Group, Inc. +                     56,185
    5,750 Metro One
            Telecommunications, Inc. +           173,938
                                              ----------
                                                 230,123
                                              ----------

     TIRE AND RUBBER -- 0.1%
    5,557 Myers Industries, Inc.                  75,853
                                              ----------


                       See Notes to Financial Statements.

               Munder Institutional S&P SmallCap Index Equity Fund
                      Portfolio of Investments, December 31, 2001
                                    (Continued)
               -----------------------------------------------------------------


SHARES                                              VALUE
-------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
     TOBACCO -- 0.2%
   10,490 Dimon, Inc.                         $    75,528
    3,440 Schweitzer-Mauduit
            International, Inc.                    81,700
                                              -----------
                                                  157,228
                                              -----------

     TOYS -- 0.1%
    4,400 JAKKS Pacific, Inc. +                    83,380
                                              -----------

     TRUCKING AND FREIGHT
          FORWARDING -- 1.9%
    5,800 Arkansas Best Corporation +             167,156
    5,000 Forward Air Corporation +               169,600
    7,512 Heartland Express, Inc. +               208,608
    5,590 Kirby Corporation +                     154,004
    1,910 Landstar Systems, Inc. +                138,494
    5,160 Offshore Logistics, Inc. +               91,642
    4,500 Roadway Express, Inc.                   165,150
    6,170 US Freightways Corporation              193,738
   11,110 Werner Enterprises, Inc.                269,973
    5,800 Yellow Corporation +                    145,580
                                              -----------
                                                1,703,945
                                              -----------

     UTILITIES -- WATER -- 0.1%
    2,470 American States Water
           Company                                 86,327
                                              -----------

TOTAL COMMON STOCKS
   (Cost $80,897,071)                          89,109,288
                                              -----------


PRINCIPAL
AMOUNT                                             VALUE
----------------------------------------------------------
U.S. TREASURY BILL-- 0.2%
   (Cost $198,866)
 $200,000 3.430% ++, due 2/28/2002**          $   198,866
                                              -----------

REPURCHASE AGREEMENT-- 0.4%
   (Cost $304,000)

  304,000  Agreement with State Street
           Bank and Trust Company,
           1.550% dated 12/31/2001, to
           be repurchased at $304,026 on
           01/02/2002, collateralized by
           $205,000 U.S. Treasury Bond,
           13.250% maturing 05/15/2014
           (value $310,831)                       304,000
                                              -----------

OTHER INVESTMENTS***
   (Cost $11,931,199)               13.3%      11,931,199
                                              -----------

TOTAL INVESTMENTS
   (Cost $93,331,136*)             113.4%     101,543,353
OTHER ASSETS AND
LIABILITIES (NET)                  (13.4)     (12,000,136)
                                 -------      -----------

NET ASSETS                         100.0%     $89,543,217
                                   =====      ===========


----------------
* Aggregate cost for Federal tax purposes is $95,741,960.
**  Securities pledged as collateral for
    futures contracts.
*** As of December 31, 2001, the market value of the securities on loan is $11,305,193. Collateral received for securities loaned is invested as follows: $45,101 in U.S. government securities and the remaining
    $11,886,098 in State Street Navigator Securities
    Lending Trust-Prime Portfolio.
  + Non-income producing security.
 ++ Rate represents annualized yield at date of purchase.


                       See Notes to Financial Statements.

                   Munder Institutional Funds
                      Statements of Assets and Liabilities, December 31, 2001

                   -------------------------------------------------------------


                                                                        MUNDER           MUNDER          MUNDER
                                                                        INSTITUTIONAL    INSTITUTIONAL   INSTITUTIONAL
                                                                        S&P 500          S&P MIDCAP      S&P SMALLCAP
                                                                        INDEX EQUITY     INDEX EQUITY    INDEX EQUITY
                                                                        FUND             FUND            FUND
                                                                        -----------------------------------------------
ASSETS:
Investments, at value See accompanying schedule:
       Securities.................................................      $ 193,185,348    $  29,570,759   $  101,239,353
       Repurchase agreements......................................          4,811,000        1,427,000          304,000
                                                                        -------------    -------------   --------------
Total Investments.................................................        197,996,348       30,997,759      101,543,353
Cash..............................................................                530              854              915
Interest receivable...............................................                207               61               13
Dividends receivable..............................................            196,413           10,715           56,488
Receivable from investment advisor................................             20,789            3,600               51
Receivable for investment securities sold.........................             35,699          188,662          256,702
Receivable for Fund shares sold...................................            745,897           74,806           52,371
Unamortized organization costs....................................              5,871            1,251                -
Prepaid expenses and other assets.................................                252              267              222
                                                                        -------------    -------------   --------------
    Total Assets..................................................        199,002,006       31,277,975      101,910,115
                                                                        -------------    -------------   --------------

LIABILITIES:
Payable for Fund shares redeemed..................................          5,787,513            2,100           16,345
Payable for investment securities purchased.......................            113,994          197,409          336,496
Payable upon return of securities loaned..........................                  -          442,668       11,931,199
Variation margin..................................................             55,550           14,400            4,700
Custodian fees payable............................................             17,198            9,661           20,824
Transfer agent fee payable........................................             15,038            1,153            8,881
Accrued Director's fees and expenses..............................              5,748              358            1,798
Shareholder servicing fees payable................................              5,739            2,646           24,505
Administration fee payable........................................              5,554              426            2,468
Accrued expenses and other payables...............................             77,565            3,061           19,682
                                                                        -------------    -------------   --------------
    Total Liabilities.............................................          6,083,899          673,882       12,366,898
                                                                        -------------    -------------   --------------
NET ASSETS........................................................      $ 192,918,107    $  30,604,093   $   89,543,217
                                                                        =============    =============   ==============
Investments, at cost..............................................      $ 221,046,758    $  30,706,224   $   93,331,136
                                                                        =============    =============   ==============




                       See Notes to Financial Statements.

                           Munder Institutional Funds
                      Statements of Assets and Liabilities, December 31, 2001
                                    (Continued)
                      ----------------------------------------------------------


                                                                        -----------------------------------------------
                                                                        MUNDER           MUNDER          MUNDER
                                                                        INSTITUTIONAL    INSTITUTIONAL   INSTITUTIONAL
                                                                        S&P 500          S&P MIDCAP      S&P SMALLCAP
                                                                        INDEX EQUITY     INDEX EQUITY    INDEX EQUITY
                                                                        FUND             FUND            FUND
                                                                        -----------------------------------------------
NET ASSETS consist of:
Undistributed net investment income...............................      $     248,841   $       35,351  $       114,439
Accumulated net realized loss on
    investments sold and futures contracts .......................         (4,640,094)        (556,289)      (5,098,679)
Net unrealized appreciation/(depreciation) of
    investments and future contracts..............................        (23,002,565)         306,996        8,224,454
Par value.........................................................             21,209            3,578            8,071
Paid-in capital in excess of par value............................        220,290,716       30,814,457       86,294,932
                                                                        -------------   --------------  ---------------
Total Net Assets..................................................      $ 192,918,107   $   30,604,093  $    89,543,217
                                                                        =============   ==============  ===============

NET ASSETS:
Class K Shares....................................................      $  27,129,401   $   21,180,303  $    81,406,870
                                                                        =============   ==============  ===============
Class Y Shares....................................................      $ 165,788,706   $    9,423,790  $     8,136,347
                                                                        =============   ==============  ===============

SHARES OUTSTANDING:
Class K Shares....................................................          3,907,272        2,578,832        7,336,567
                                                                        =============   ==============  ===============
Class Y Shares....................................................         17,302,011          999,575          734,088
                                                                        =============   ==============  ===============

CLASS K SHARES:
Net asset value, offering price and redemption
    price per share...............................................      $        6.94   $         8.21  $         11.10
                                                                        =============   ==============  ===============

CLASS Y SHARES:
Net asset value, offering price and redemption
    price per share...............................................      $        9.58   $         9.43  $         11.08
                                                                        =============   ==============  ===============




                       See Notes to Financial Statements.

                  Munder Institutional Funds
                      Statements of Operations, Year Ended December 31, 2001

                  --------------------------------------------------------------


                                                                        -----------------------------------------------
                                                                        MUNDER           MUNDER          MUNDER
                                                                        INSTITUTIONAL    INSTITUTIONAL   INSTITUTIONAL
                                                                        S&P 500          S&P MIDCAP      S&P SMALLCAP
                                                                        INDEX EQUITY     INDEX EQUITY    INDEX EQUITY
                                                                        FUND             FUND            FUND
                                                                        -----------------------------------------------
INVESTMENT INCOME:
Interest..........................................................      $     195,310    $      57,003   $       49,054
Dividends (a).....................................................          2,263,705          112,163          632,158
Securities lending................................................                  -            8,807           91,235
                                                                        -------------    -------------   --------------
    Total Investment Income.......................................          2,459,015          177,973          772,447
                                                                        -------------    -------------   --------------

EXPENSES:
Custodian fees....................................................            121,894           65,175          144,892
Investment advisory fee...........................................            122,672           18,589          126,643
Shareholder servicing fees:
Class K Shares....................................................             55,796           11,542          188,916
Transfer agent fee................................................             68,654            3,560           29,102
Legal and audit fees..............................................             47,446            3,846           28,337
Administration fee................................................             35,384            2,481           17,668
Registration and filing fees......................................             32,177              890            4,570
Directors' fees and expenses......................................             12,334              859            6,090
Printing fees.....................................................             12,090              839            5,235
Amortization of organization costs................................              7,005            1,071                -
Other.............................................................             20,134              331           10,081
                                                                        -------------    -------------   --------------
    Total Expenses................................................            535,586          109,183          561,534
Fees waived and/or expenses reimbursed by
       investment advisor ........................................           (320,276)         (75,276)        (224,663)
                                                                        -------------    -------------   --------------
    Net Expenses..................................................            215,310           33,907          336,871
                                                                        -------------    -------------   --------------
NET INVESTMENT INCOME.............................................          2,243,705          144,066          435,576
                                                                        -------------    -------------   --------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
INVESTMENTS:
Net realized loss from:
    Security transactions.........................................         (2,919,631)         (68,592)      (2,576,443)
    Futures contracts.............................................           (584,157)        (238,703)        (405,472)
Net change in unrealized appreciation/(depreciation) of:
    Securities....................................................        (13,724,500)         427,118        7,002,836
    Futures contracts.............................................             96,067           30,881           12,237
                                                                        -------------    -------------   --------------
Net realized and unrealized gain/(loss) on investments............        (17,132,221)         150,704        4,033,158
                                                                        -------------    -------------   --------------

NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS.........................................      $ (14,888,516)   $     294,770   $    4,468,734
                                                                        =============    =============   ==============





-------------------------
(a) Net of foreign withholding tax of $11,122 and $331 for Munder Institutional S&P 500 Index Equity Fund and Munder Institutional S&P SmallCap Index Equity Fund, respectively.





                       See Notes to Financial Statements.

                  Munder Institutional Funds
                      Statements of Changes in Net Assets, December 31, 2001

                  --------------------------------------------------------------



                                                                        -----------------------------------------------
                                                                        MUNDER           MUNDER          MUNDER
                                                                        INSTITUTIONAL    INSTITUTIONAL   INSTITUTIONAL
                                                                        S&P 500          S&P MIDCAP      S&P SMALLCAP
                                                                        INDEX EQUITY     INDEX EQUITY    INDEX EQUITY
                                                                        FUND             FUND            FUND
                                                                        -----------------------------------------------
Net investment income.................................................  $   2,243,705   $      144,066  $       435,576
Net realized loss on investments sold.................................     (3,503,788)        (307,295)      (2,981,915)
Net change in unrealized appreciation/(depreciation) of investments...    (13,628,433)         457,999        7,015,073
                                                                        -------------    -------------   --------------
Net increase/(decrease) in net assets resulting from operations.......    (14,888,516)         294,770        4,468,734

Dividends to shareholders from net investment income:
       Class K Shares.................................................       (284,747)         (35,854)        (274,665)
       Class Y Shares.................................................     (1,715,018)         (73,594)         (46,469)
Distributions to shareholders from net realized gains:
       Class K Shares.................................................        (41,387)         (32,185)      (2,987,526)
       Class Y Shares.................................................       (303,994)         (59,360)        (322,082)
Net increase/(decrease) in net assets from Fund share transactions:
       Class K Shares.................................................     13,611,745       17,864,367       12,505,187
       Class Y Shares.................................................     89,663,418        1,490,301       (1,243,938)
                                                                        -------------    -------------   --------------
Net increase in net assets............................................     86,041,501       19,448,445       12,099,241

NET ASSETS:
Beginning of period...................................................    106,876,606       11,155,648       77,443,976
                                                                        -------------    -------------   --------------

End of period.........................................................  $ 192,918,107   $   30,604,093  $    89,543,217
                                                                        =============   ==============  ===============

Undistributed net investment income ..................................  $     248,841   $       35,351  $       114,439
                                                                        =============   ==============  ===============








                       See Notes to Financial Statements.

           Munder Institutional Funds
               Statements of Changes in Net Assets, Year Ended December 31, 2000

           ---------------------------------------------------------------------


                                                                        -----------------------------------------------
                                                                        MUNDER           MUNDER          MUNDER
                                                                        INSTITUTIONAL    INSTITUTIONAL   INSTITUTIONAL
                                                                        S&P 500          S&P MIDCAP      S&P SMALLCAP
                                                                        INDEX EQUITY     INDEX EQUITY    INDEX EQUITY
                                                                        FUND             FUND            FUND
                                                                        -----------------------------------------------
Net investment income.................................................  $   1,436,433    $     171,928   $      257,943
Net realized gain on investments sold.................................     20,913,332        2,396,448        9,248,360
Net change in unrealized appreciation/(depreciation) of investments...    (36,137,580)        (569,863)      (2,591,070)
                                                                        -------------    -------------   --------------

Net increase/(decrease) in net assets resulting from operations.......    (13,787,815)       1,998,513        6,915,233

Dividends to shareholders from net investment income:
       Class K Shares.................................................       (140,146)         (41,673)        (193,057)
       Class Y Shares.................................................     (1,035,229)        (122,625)         (39,063)
Distributions to shareholders from net realized gains:
       Class K Shares.................................................     (2,999,116)        (651,333)      (6,061,579)
       Class Y Shares.................................................    (13,640,892)      (1,466,065)        (782,260)
Net increase/(decrease) in net assets from Fund share transactions:
       Class K Shares.................................................     17,089,207        2,014,497       38,684,325
       Class Y Shares.................................................     (1,582,384)      (1,071,490)     (14,734,298)
                                                                        -------------    -------------   --------------
Net increase/(decrease) in net assets.................................    (16,096,375)         659,824       23,789,301

NET ASSETS:
Beginning of period...................................................    122,972,981       10,495,824       53,654,675
                                                                        -------------    -------------   --------------

End of period.........................................................  $ 106,876,606    $  11,155,648   $   77,443,976
                                                                        =============    =============   ==============

Undistributed net investment income ..................................  $           -    $           -   $        3,648
                                                                        =============    =============   ==============


                       See Notes to Financial Statements.

        Munder Institutional S&P 500 Index Equity Fund (a)
            Financial Highlights, For a Share Outstanding Throughout Each Period
        ------------------------------------------------------------------------


                                                                                        K SHARES
                                                                        -----------------------------------------------
                                                                        YEAR            YEAR            PERIOD
                                                                        ENDED           ENDED           ENDED
                                                                        12/31/01        12/31/00        12/31/99(D)
                                                                        -----------------------------------------------
Net asset value, beginning of period...............................     $    8.03       $   10.54       $  10.00
                                                                        ---------       ---------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............................................          0.08            0.09           0.02
Net realized and unrealized gain/(loss) on investments.............         (1.07)          (1.08)          0.81
                                                                        ----------      ---------       --------
Total from investment operations...................................         (0.99)          (0.99)          0.83
                                                                        ----------      ---------       --------
LESS DISTRIBUTIONS:
Distributions from net investment income...........................         (0.09)          (0.10)         (0.05)
Distributions from net realized gains..............................           (0.01)                    (1.42)
(0.23)
Distributions from capital.........................................              -             -           (0.01)
                                                                        ----------      --------        --------
Total distributions................................................         (0.10)          (1.52)         (0.29)
                                                                        ----------      ---------       --------
Net asset value, end of period.....................................     $    6.94       $    8.03       $  10.54
                                                                        =========       =========       ========
TOTAL RETURN (B)...................................................        (12.25)%         (9.43)%         8.36%
                                                                        ==========      ==========      ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...............................     $  27,129       $  16,482       $  4,212
Ratio of operating expenses to average net assets..................          0.34%           0.34%          0.34%(c)
Ratio of net investment income to average net assets...............          1.06%           0.90%          1.01%(c)
Portfolio turnover.................................................             2%             65%            10%
Ratio of operating expenses to average net assets
    without expenses reimbursed....................................          0.54%           0.52%          1.35%(c)


---------------------

(a) The Munder Institutional S&P 500 Index Equity Fund Class K Shares commenced operations on November 4, 1999.
(b)     Total return represents aggregate total return for the period indicated.
(c)     Annualized.
(d)     Per share numbers have been calculated using the average shares method.


                       See Notes to Financial Statements.

      Munder Institutional S&P MidCap Index Equity Fund (a)
            Financial Highlights, For a Share Outstanding Throughout Each Period

      --------------------------------------------------------------------------




                                                                                        K SHARES
                                                                        -----------------------------------------------
                                                                        YEAR            YEAR            PERIOD
                                                                        ENDED           ENDED           ENDED
                                                                        12/31/01        12/31/00        12/31/99(D)
                                                                        -----------------------------------------------
Net asset value, beginning of period...............................     $    8.50       $    9.00       $  10.00
                                                                        ---------       ---------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............................................          0.08            0.11           0.02
Net realized and unrealized gain/(loss) on investments.............         (0.24)           1.36           0.82
                                                                        ----------      ---------       --------
Total from investment operations...................................         (0.16)           1.47           0.84
                                                                        ----------      ---------       --------
LESS DISTRIBUTIONS:
Distributions from net investment income...........................         (0.07)          (0.12)         (0.06)
Distributions in excess of net investment income...................             -              -           (0.02)
Distributions from net realized gains..............................         (0.06)          (1.85)         (1.76)
                                                                        ----------      ----------      ---------
Total distributions................................................         (0.13)          (1.97)         (1.84)
                                                                        ----------      ---------       --------
Net asset value, end of period.....................................     $    8.21       $    8.50       $   9.00
                                                                        =========       =========       ========
TOTAL RETURN (B)...................................................         (1.57)%         17.35%          9.77%
                                                                        ==========      =========       ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...............................     $  21,180       $   3,015        $ 1,232
Ratio of operating expenses to average net assets..................          0.43%           0.43%          0.43%(c)
Ratio of net investment income to average net assets...............          1.00%           1.11%          1.21%(c)
Portfolio turnover.................................................            22%             86%            36%
Ratio of operating expenses to average net assets
    without expenses reimbursed....................................          0.99%           1.08%          1.29%(c)


---------------------
(a) The Munder Institutional S&P MidCap Index Equity Fund Class K Shares commenced operations on November 4, 1999.
(b)   Total return represents aggregate total return for the period indicated.
(c)   Annualized.
(d)   Per share numbers have been calculated using the average shares method.


                       See Notes to Financial Statements.

      Munder Institutional S&P SmallCap Index Equity Fund (a)
             Financial Highlights, For a Share Outstanding Throughout The Period

      --------------------------------------------------------------------------


                                                                                        K SHARES
                                                                        -----------------------------------------------
                                                                        YEAR            YEAR            PERIOD
                                                                        ENDED           ENDED           ENDED
                                                                        12/31/01        12/31/00        12/31/99(D)
                                                                        -----------------------------------------------

Net asset value, beginning of period...............................     $   10.96       $   10.90       $  10.00
                                                                        ---------       ---------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............................................          0.05            0.04           0.02
Net realized and unrealized gain on investments....................          0.53            1.05           1.00
                                                                        ---------       ---------       --------
Total from investment operations...................................          0.58            1.09           1.02
                                                                        ---------       ---------       --------
LESS DISTRIBUTIONS:
Distributions from net investment income...........................         (0.04)          (0.04)         (0.01)
Distributions from net realized gains..............................         (0.40)          (0.99)             -
Distributions from capital.........................................             -              -           (0.11)
                                                                        ---------       --------        --------
Total distributions................................................         (0.44)          (1.03)         (0.12)
                                                                        ----------      ---------       --------
Net asset value, end of period.....................................     $   11.10       $   10.96       $  10.90
                                                                        =========       =========       ========
TOTAL RETURN (B)...................................................          6.26%          10.55%         10.31%
                                                                        =========       =========       ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...............................     $  81,407       $ 68,263        $ 30,820
Ratio of operating expenses to average net assets..................          0.43%          0.43%           0.43%(c)
Ratio of net investment income to average net assets...............          0.49%          0.37%           0.89%(c)
Portfolio turnover.................................................            23%           101%              3%
Ratio of operating expenses to average net assets
    without expenses reimbursed....................................          0.69%          0.82%           0.76%(c)


---------------------
(a) The Munder Institutional S&P SmallCap Index Equity Fund Class K Shares commenced operations on November 4, 1999.
(b)  Total return represents aggregate total return for the period indicated.
(c)  Annualized.
(d)  Per share numbers have been calculated using the average shares method.


                       See Notes to Financial Statements.

                  The Munder Institutional Funds
                           Notes to Financial Statements, December 31, 2001

               -----------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     St. Clair Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and was organized as a Maryland corporation on May 23, 1984. The Company consists of seven portfolios currently in operation.

     Information presented in this financial statement pertains only to the Munder Institutional S&P 500 Index Equity Fund, the Munder Institutional S&P MidCap Index Equity Fund and the Munder Institutional S&P SmallCap Index Equity Fund (each a "Fund" and collectively, the "Funds"). The financial statements for the other remaining funds of the Company are presented in separate reports.

     The Funds offer two classes of shares -- Class K and Class Y Shares. The Financial Highlights of Class Y Shares of the Funds are presented in a separate annual report. Each Fund is classified as a diversified management investment company under the 1940 Act.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

     Security Valuation: Securities (including financial futures, if any) traded on a recognized securities exchange or on the NASDAQ National Market System ("NASDAQ") are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market as of the close of business on the date of the valuation. Securities traded on a national securities exchange or on NASDAQ for which there were no sales on the date of valuation and securities traded on over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Restricted securities, and securities and assets for which market quotations are not readily available, are valued at fair value by a pricing committee, under the guidelines approved by supervision of the Board of Directors. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, unless the Board of Directors determines that such valuation does not constitute fair value at that time.

     Futures Contracts: Each of the Funds may enter into futures contracts for the purpose of hedging against changes in the value of the portfolio securities held and in the value of the securities it intends to purchase, or in order to maintain liquidity. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. A Fund recognizes a realized gain or loss when the contract is closed. The net unrealized appreciation/ (depreciation), if any, is shown in the financial statements.

     There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

     Repurchase Agreements: Each of the Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, a Fund has the right to use the collateral to satisfy the terms of the

                  The Munder Institutional Funds
                           Notes to Financial Statements, December 31, 2001
                                    (Continued)
                  --------------------------------------------------------------


repurchase agreement. However, there could be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while a Fund seeks to assert its rights. World Asset, a division of Munder Capital Management, reviews the value of the collateral and the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks.

     Loans of Portfolio Securities: Each of the Funds may lend portfolio securities, up to 25% of the value of a Fund's total assets. Each loan is secured by collateral adjusted daily to have a market value at least equal to the current market value of the securities loaned at the close of business on the preceding business day. These loans are terminable at any time and the Funds will receive any interest or dividends paid on the loaned securities. A Fund may share with the borrower some of the income received on the collateral for the loan or a Fund will be paid a premium for the loan. This income is reflected as securities lending income in the Statement of Operations. If the borrower defaults and the value of the portfolio securities increases in excess of the collateral received or if bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

     Security Transactions and Investment Income: Security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. General expenses of the Funds are allocated to each Fund based on relative net assets of each Fund. Operating expenses of each Fund are prorated between the share classes based on the relative average net assets of each class.

     Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid at least quarterly by the Funds. Each Fund's net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of certain expenses and income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund as a whole.

     As determined at December 31, 2001, permanent differences resulting from different book and tax accounting for organization expenses were reclassified at year-end. These reclassifications had no effect on net investment income, net assets or net asset value per share.

     Federal Income Taxes: Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

2.   INVESTMENT ADVISOR AND OTHER RELATED PARTY TRANSACTIONS

     For its advisory services, the Advisor is entitled to receive fees from the Funds computed daily and payable monthly, based on the average daily net assets of the respective Fund, at the following annual rates:

                                                                              FEES ON AVERAGE
                                                                             DAILY NET ASSETS
                                                                             ----------------
     Munder Institutional S&P 500 Index Equity Fund.....................           0.07%
     Munder Institutional S&P MidCap Index Equity Fund..................           0.15%
     Munder Institutional S&P SmallCap Index Equity Fund................           0.15%

                  The Munder Institutional Funds
                           Notes to Financial Statements, December 31, 2001
                                    (Continued)
                  --------------------------------------------------------------



     The Advisor voluntarily waived fees and reimbursed certain expenses, payable by the Funds, for the year ended December 31, 2001, as follows:

                                                                 FEES WAIVED         EXPENSES REIMBURSED
                                                                 -----------         -------------------
     Munder Institutional S&P 500 Index Equity Fund...........     $ 122,672                   $ 197,604
     Munder Institutional S&P MidCap Index Equity Fund........        18,589                      56,687
     Munder Institutional S&P SmallCap Index Equity Fund......       126,643                      98,020

     Comerica Inc. ("Comerica"), through its wholly-owned subsidiary Comerica Bank, owns approximately 94% of Munder Capital Management. Comerica Bank provides certain sub-transfer agency and other related services to the Funds. As compensation for the sub-transfer agency and other related services provided to the Funds, Comerica Bank receives a fee of 0.01% of the aggregate average daily net assets of the Funds beneficially owned by Comerica Bank and its customers. Comerica Bank earned $27,210 for its sub-transfer agency and other related services to the Funds for the year ended December 31, 2001.

     Each Director of the Company is paid an aggregate fee for services provided as a Board member of the Company, The Munder Funds Trust, The Munder Funds, Inc., and The Munder Framlington Funds Trust. The fee consists of a $68,000 annual retainer ($90,000 for the Chairman) for services in such capacity plus out-of-pocket expenses related to attendance at Board and Committee meetings. Each Trustee of the Munder @Vantage Fund is paid an annual retainer of $4,000 for services as a Board member plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Board member who is a chairman of a Committee (Audit Committee, Board Process and Compliance Oversight Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such services. No officer, director or employee of the Advisor or Comerica received any compensation from the Company.

3.   DISTRIBUTION AND SERVICE PLAN

     The Funds have adopted a Distribution and Service Plan (the "Plan") for the Class K Shares of each Fund. Under the Plan, the Funds are permitted to enter into agreements with institutions that provide shareholder services ("Service Organizations") to their customers. For the year ended December 31, 2001, the contractual rate payable under the Plan was 0.25% based on the average daily net assets of Class K shares of the respective Funds.

     Comerica Securities, a wholly-owned subsidiary of Comerica, is among the Service Organizations who receive fees from the Funds under the Plan. For the year ended December 31, 2001, the Funds did not pay any fees to Comerica Securities.

     Comerica Bank is among the Service Organizations who receive fees from the Funds under the Plan. For the year ended December 31, 2001, the Funds paid $255,948 to Comerica Bank for shareholder services provided to Class K shareholders of the Funds.

4.   SECURITIES TRANSACTIONS

     For the year ended December 31, 2001, cost of purchases and proceeds from sales of securities other than short-term investments and U.S. Government securities were as follows:

                                                                                       PURCHASES                SALES
                                                                                       ---------                -----
     Munder Institutional S&P 500 Index Equity Fund.....................           $ 109,452,637           $3,662,315
     Munder Institutional S&P MidCap Index Equity Fund..................              20,604,471            2,586,668
     Munder Institutional S&P SmallCap Index Equity Fund................              26,496,654           18,933,186

                  The Munder Institutional Funds
                           Notes to Financial Statements, December 31, 2001
                                    (Continued)
                  --------------------------------------------------------------



     At December 31, 2001, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value for Federal income tax purposes was as follows:

                                                                                       TAX BASIS            TAX BASIS
                                                                                      UNREALIZED           UNREALIZED
                                                                                    APPRECIATION        DEPRECIATION
                                                                                    ------------        ------------
     Munder Institutional S&P 500 Index Equity Fund...                              $ 12,110,826         $ 36,990,912
     Munder Institutional S&P MidCap Index Equity Fund...............                  2,032,859            1,996,875
     Munder Institutional S&P SmallCap Index Equity Fund..............                16,150,519           10,349,126

     At December 31, 2001, the following funds had open financial futures contracts:

                                                          NOTIONAL VALUE OF    MARKET VALUE OF      GROSS UNREALIZED
                                              CONTRACTS       CONTRACTS           CONTRACTS           APPRECIATION
                                             -----------------------------------------------------------------------
MUNDER INSTITUTIONAL S&P 500 INDEX
EQUITY FUND:
S&P 500 Index, March 2002................            22         $ 6,272,755        $ 6,320,600              $ 47,845
MUNDER INSTITUTIONAL S&P MIDCAP
INDEX EQUITY FUND:
S&P MidCap 400 Index, March 2002.........             6           1,511,839          1,527,300                15,461
MUNDER INSTITUTIONAL S&P SMALLCAP
INDEX EQUITY FUND:
Russell 2000 Index Futures, March 2002...             2             477,063            489,300                12,237

5.   ORGANIZATION COSTS

     Expenses incurred prior to June 30, 1998 in connection with the organization of the Funds, including the fees and expenses of registering and qualifying its shares for distribution under Federal securities regulations, have been capitalized and are being amortized on a straight-line basis over a period of 5 years from commencement of operations.

6.   COMMON STOCK

     At December 31, 2001, twenty-five million shares of $0.001 par value common stock were authorized for each share class of the Funds. Changes in common stock were as follows:

                                                        CLASS K SHARES                        CLASS K SHARES
                                                          YEAR ENDED                            YEAR ENDED
                                                           12/31/01                              12/31/00
                                                   ----------------------------          -----------------------------

MUNDER INSTITUTIONAL S&P 500 INDEX EQUITY FUND:
                                                       SHARES         AMOUNT                 SHARES           AMOUNT
                                                       ------         ------                 ------           ------
Sold........................................        2,875,493      $20,764,704            2,314,089       $23,084,551
Issued as reinvestment of dividends.........               29              193                1,403            11,030
Redeemed....................................       (1,022,061)      (7,153,152)            (661,148)       (6,006,374)
                                                   ----------      -----------            ---------       -----------
Net increase................................        1,853,461      $13,611,745            1,654,344       $17,089,207
                                                   ==========      ===========            =========       ===========

                  The Munder Institutional Funds
                       Notes to Financial Statements, December 31, 2001
                               (Continued)
                  --------------------------------------------------------------

                                                  CLASS Y SHARES                    CLASS Y SHARES
                                                    YEAR ENDED                        YEAR ENDED
                                                     12/31/01                          12/31/00
                                          ------------------------------    ------------------------------
MUNDER INSTITUTIONAL S&P 500 INDEX EQUITY
FUND:                                         SHARES           AMOUNT           SHARES           AMOUNT
                                          -------------    -------------    -------------    -------------
Sold ..................................      11,885,395    $ 116,976,764        6,503,748    $  88,529,484
Issued as reinvestment of dividends ...            --               --                412            6,137
Redeemed ..............................      (2,778,152)     (27,313,346)      (6,495,709)     (90,118,005)
                                          -------------    -------------    -------------    -------------
Net increase/(decrease) ...............       9,107,243    $  89,663,418            8,451    $  (1,582,384)
                                          =============    =============    =============    =============





                                                  CLASS K SHARES                    CLASS K SHARES
                                                    YEAR ENDED                        YEAR ENDED
                                                     12/31/01                          12/31/00
                                          ------------------------------    ------------------------------
MUNDER INSTITUTIONAL S&P MIDCAP INDEX
EQUITY FUND:                                     SHARES           AMOUNT           SHARES           AMOUNT
                                          -------------    -------------    -------------    -------------
Sold ..................................       2,344,344    $  18,834,655          417,084    $   3,973,913
Redeemed ..............................        (120,007)        (970,288)        (199,512)      (1,959,416)
                                          -------------    -------------    -------------    -------------
Net increase ..........................       2,224,337    $  17,864,367          217,572    $   2,014,497
                                          =============    =============    =============    =============


                                                  CLASS Y SHARES                    CLASS Y SHARES
                                                    YEAR ENDED                        YEAR ENDED
                                                     12/31/01                          12/31/00
                                          ------------------------------    ------------------------------
MUNDER INSTITUTIONAL S&P MIDCAP INDEX
EQUITY FUND:                                     SHARES           AMOUNT           SHARES           AMOUNT
                                          -------------    -------------    -------------    -------------
Sold ..................................         208,479    $   1,916,664          216,898    $   2,151,950
Redeemed ..............................         (44,482)        (426,363)        (281,490)      (3,223,440)
                                          -------------    -------------    -------------    -------------
Net increase/(decrease) ...............         163,997    $   1,490,301          (64,592)   $  (1,071,490)
                                          =============    =============    =============    =============




                                                  CLASS K SHARES                    CLASS K SHARES
                                                    YEAR ENDED                        YEAR ENDED
                                                     12/31/01                          12/31/00
                                          ------------------------------    ------------------------------
MUNDER INSTITUTIONAL S&P SMALLCAP INDEX
EQUITY FUND:                                     SHARES           AMOUNT           SHARES           AMOUNT
                                          -------------    -------------    -------------    -------------
Sold ..................................       2,485,890    $  26,958,327        4,021,640    $  45,788,598
Issued as reinvestment of dividends ...             373            3,346            1,706           11,146
Redeemed ..............................      (1,375,533)     (14,456,486)        (623,945)      (7,115,419)
                                          -------------    -------------    -------------    -------------
Net increase ..........................       1,110,730    $  12,505,187        3,398,771    $  38,684,325
                                          =============    =============    =============    =============




                                                  CLASS Y SHARES                    CLASS Y SHARES
                                                    YEAR ENDED                        YEAR ENDED
                                                     12/31/01                          12/31/00
                                          ------------------------------    ------------------------------
MUNDER INSTITUTIONAL S&P SMALLCAP INDEX
EQUITY FUND:                                     AMOUNT           SHARES           AMOUNT           SHARES
                                          -------------    -------------    -------------    -------------
Sold ..................................         261,680    $   2,827,801          877,095    $   9,883,438
Redeemed ..............................        (366,611)      (4,071,739)      (2,131,223)     (24,617,736)
                                          -------------    -------------    -------------    -------------
Net increase/(decrease) ...............        (104,931)   $  (1,243,938)      (1,254,128)   $ (14,734,298)
                                          =============    =============    =============    =============

                  The Munder Institutional Funds
                       Notes to Financial Statements, December 31, 2001
                               (Continued)
                  --------------------------------------------------------------

7.   REVOLVING LINE OF CREDIT

     Effective December 19, 2001, the Funds established a one-year revolving line of credit with State Street Bank and Trust Company in which each of the Funds, and other funds managed by the Advisor, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the value of the total assets of the fund for which a loan is extended. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.09% per annum through December 18, 2001 and 0.10% per annum through December 19, 2002 on the daily amount of the unused commitment. For the year ended December 31, 2001, the Funds did not utilize the revolving line of credit and total commitment fees were $2,397.

8.   DISTRIBUTIONS TO SHAREHOLDERS

     The tax character of distributions paid to shareholders during 2001 and 2000 were as follows:

                                                   2001                                         2000
                                    -------------------------------------       -----------------------------------------
                                                   Long-Term                                    Long-Term
                                     Ordinary       Capital                      Ordinary       Capital
                                      Income          Gain       Total            Income         Gain            Total
                                    -------------------------------------       -----------------------------------------
Munder Institutional S&P 500
Index Equity Fund.............      $2,000,070      $345,076   $2,345,146       $1,476,234    $16,339,149     $17,815,383
Munder Institutional S&P......
MidCap Index Equity Fund......         109,463        91,530      200,993        1,065,026      1,216,670       2,281,696
Munder Institutional S&P......
SmallCap Index Equity Fund....       1,737,974     1,892,768    3,630,742        7,075,959              -       7,075,959

     As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

                                        Undistributed       Post October Loss/     Unrealized
                                        Ordinary            Capital Loss           Appreciation
                                        Income              Carryover              (Depreciation)      Total
                                        ---------------     ------------------     -------------     --------------
Munder Institutional S&P 500 Index
      Equity Fund......................        $248,841           $(2,762,573)     $ (24,880,086)    $ (27,393,818)
Munder Institutional S&P MidCap
      Index Equity Fund...............           35,351              (285,280)             35,985         (213,945)
Munder Institutional S&P SmallCap
       Index Equity Fund..............          114,439            (2,675,618)          5,801,393         3,240,214

     For the Munder Institutional S&P 500 Index Equity Fund and the Munder Institutional S&P SmallCap Index Equity Fund the differences in distributable earnings was due to the reclass of post October losses, capital loss carryovers, 1256 contract mark-to-markets and wash sales.

     For the Munder Institutional S&P MidCap Index Equity Fund the difference between book and tax distributable earnings was due to capital loss carryovers, 1256 contract mark-to-market and wash sales

                  The Munder Institutional Funds
                       Notes to Financial Statements, December 31, 2001
                               (Continued)
                  --------------------------------------------------------------



9.   INCOME TAX INFORMATION

         As determined at December 31, 2001 the following Munder Funds had available for Federal income tax purposes, unused capital losses as follows:

                                                                                           EXPIRING
                                                                                             2009
                                                                                             ----
                Munder Institutional S&P 500 Index Equity Fund........................   $  1,999,114
                Munder Institutional S&P MidCap Index Equity Fund.....................        285,280
                Munder Institutional S&P SmallCap Index Equity Fund...................      2,558,383

     Certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The following Munder Funds have elected to defer net capital and currency losses arising between November 1, 2001 and December 31, 2001 as follows:

                                                                                              AMOUNT
                                                                                              ------
                Munder Institutional S&P 500 Index Equity Fund........................     $  763,459
                Munder Institutional S&P SmallCap Index Equity Fund...................        117,235


10.      DIRECTORS AND OFFICERS' INFORMATION (UNAUDITED)


         The directors and executive officers of the Company, and their business addresses, ages and principal occupations during the past five years are as set forth below. A cross (+) indicates a director who may be deemed to be an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of St. Clair Funds, Inc.

                                                                                              NUMBER OF
                                                                                              PORTFOLIOS
                             POSITION(S)   TERM OF                                            IN FUND      OTHER
NAME,                        WITH ST.      OFFICE AND                                         COMPLEX      DIRECTORSHIPS
ADDRESS                      CLAIR         LENGTH OF       PRINCIPAL OCCUPATION(S)            OVERSEEN     HELD BY
AND AGE                      FUNDS, INC.   TIME SERVED     DURING PAST 5 YEARS                BY DIRECTOR  DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
Charles W. Elliott           Director      Indefinite*/    Consultant, self-employed (July    41           Director,
c/o The Munder Funds         and Chairman  since 2/94      1995 to present); Senior Advisor                Steelcase
480 Pierce Street                                          to the President, Western                       Financial
Suite 300                                                  Michigan University (July 1995                  Corporation
Birmingham, MI 48009                                       through December 1998);                         (since 1995).
Age 70.                                                    Director/Trustee and Chairman of
                                                           The Munder Funds (5); Director,
                                                           Enesco Corp. (1995 to 1999).


John Rakolta, Jr.            Director      Indefinite*/    Chairman and Chief Executive       41           None
c/o The Munder Funds         and Vice      since 4/95      Officer, Walbridge Aldinger
480 Pierce Street            Chairman                      Company (construction company)
Suite 300                                                  (1991 to present);
Birmingham, MI 48009                                       Director/Trustee and Vice
Age 54.                                                    Chairman of The Munder Funds (5).


------------------------------
*Pursuant to the By-Laws, any director shall retire as director at the end of the calendar year in which the director attains the age of 72 years.

                  The Munder Institutional Funds
                       Notes to Financial Statements, December 31, 2001
                               (Continued)
                  --------------------------------------------------------------


                                                                                              NUMBER OF
                                                                                              PORTFOLIOS
                             POSITION(S)   TERM OF                                            IN FUND      OTHER
NAME,                        WITH ST.      OFFICE AND                                         COMPLEX      DIRECTORSHIPS
ADDRESS                      CLAIR         LENGTH OF       PRINCIPAL OCCUPATION(S)            OVERSEEN     HELD BY
AND AGE                      FUNDS, INC.   TIME SERVED     DURING PAST 5 YEARS                BY DIRECTOR  DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
David J. Brophy              Director      Indefinite*/    Professor, University of           41           Director,
c/o The Munder Funds                       since 4/95      Michigan (since August 1966);                   River Place
480 Pierce Street                                          Director/Trustee of The Munder                  Financial
Suite 300                                                  Funds (5).                                      Corporation
Birmingham, MI 48009                                                                                       (since 1982).
Age 65.

Dr. Joseph E. Champagne      Director      Indefinite*/    Vice President, Macomb College     41           Chairman of
c/o The Munder Funds                       since 2/94      (since 2001); Dean, Macomb                      Board of
480 Pierce Street                                          College (since September 1997);                 Directors,
Suite 300                                                  Director/Trustee of The Munder                  Ross
Birmingham, MI 48009                                       Funds (5).                                      Controls of
Age 63.                                                                                                    Troy, Michigan
                                                                                                           (manufacturing
                                                                                                           and engineering
                                                                                                           corporation)
                                                                                                           (since April
                                                                                                           1989).

Thomas D. Eckert             Director      Indefinite*/    President and Chief Executive      41           Director,
c/o The Munder Funds                       since 4/95      Officer, Capital Automotive REIT                Capital
480 Pierce Street                                          (real estate investment trust                   Automotive
Suite 300                                                  specializing in retail                          REIT (real
Birmingham, MI 48009                                       automotive properties) (since                   estate
Age 53.                                                    October 1997); President,                       investment
                                                           Mid-Atlantic Region of Pulte                    trust
                                                           Home Corporation (developer of                  specializing
                                                           residential land and                            in retail
                                                           construction of housing units)                  automotive
                                                           (August 1983 to October 1997);                  properties)
                                                           Director/Trustee of The Munder                  (since
                                                           Funds (5); Director, FBR                        October
                                                           Group-Funds (June 1996 to                       1997).
                                                           October 1997); Director ,
                                                           Celotex Corp. (April 1997 to
                                                           November 2000); Director, PHM
                                                           Mortgage (May 1996 to October
                                                           1997).

Dr. Arthur T. Porter         Director      Indefinite*/    President and Chief Executive      41           None
3990 John R.                               since 2/01      Officer of the Detroit Medical
Detroit, MI 48201                                          Center (March 1999 to present);
Age 45.                                                    Professor with Tenure and
                                                           Chairman of Radiation
                                                           Oncology of Wayne
                                                           State University
                                                           School of Medicine
                                                           (March 1991 to March
                                                           1999); Director/Trustee
                                                           of The Munder Funds (5).






--------
*Pursuant to the By-Laws, any director shall retire as director at the end of the calendar year in which the director attains the age of 72 years.

                  The Munder Institutional Funds
                       Notes to Financial Statements, December 31, 2001
                               (Continued)
                  --------------------------------------------------------------

                                                                                              NUMBER OF
                                                                                              PORTFOLIOS
                             POSITION(S)   TERM OF                                            IN FUND      OTHER
NAME,                        WITH ST.      OFFICE AND                                         COMPLEX      DIRECTORSHIPS
ADDRESS                      CLAIR         LENGTH OF       PRINCIPAL OCCUPATION(S)            OVERSEEN     HELD BY
AND AGE                      FUNDS, INC.   TIME SERVED     DURING PAST 5 YEARS                BY DIRECTOR  DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
Michael T. Monahan+          Director      Indefinite*/    President of Monahan               41           Director,
3707 West Maple Rd.                        since 8/00      Enterprises, LLC (consulting                    Jacobson
Suite 102                                                  company) (June 1999 to present);                Stores, Inc.
Bloomfield Hills, MI 48301                                 Chairman of Munder Capital                      (since June
Age 63.                                                    Management (October 1999 to                     1990).
                                                           December 2000); Chief Executive
                                                           Officer of Munder Capital
                                                           Management (October 1999 to
                                                           December 1999); President of
                                                           Comerica Incorporated (June 1992
                                                           to June 1999); Director/Trustee
                                                           of The Munder Funds (5);
                                                           Director, Comerica Incorporated
                                                           (June 1993 to June 1999);
                                                           Director, Hertz Corporation
                                                           (October 1997 to March 2001).

James C. Robinson            President     through 2/03/   Chairman and Chief Executive       Not          Not
480 Pierce St.                             since 5/00      Officer of Munder Capital          applicable   applicable
Suite 300                                                  Management (January 2000 to
Birmingham, MI 48009                                       present); Chief Investment
Age 40.                                                    Officer/Fixed Income of Munder
                                                           Capital Management (January 1990
                                                           to January 2000); President of
                                                           The Munder Funds (5).

Stephen J. Shenkenberg       Vice          through 2/03/   General Counsel to Munder          Not          Not
480 Pierce St.               President     since 8/00      Capital Management (July 2000 to   applicable   applicable
Suite 300                    and                           present); Deputy General Counsel
Birmingham, MI 48009         Secretary                     of Strong Capital Management,
Age 43.                                                    Inc. (November 1996 to July
                                                           2000); Vice President and
                                                           Secretary of The Munder Funds (5).

Elyse G. Essick              Vice          through 2/03/   Chief Marketing Officer of         Not          Not
480 Pierce St.               President     since 4/95      Munder Capital Management          applicable   applicable
Suite 300                                                  (September 1988 to present);
Birmingham, MI 48009                                       Vice President of Munder Funds
Age 43.                                                    (5).

Peter K. Hoglund             Vice          through 2/03/   Chief Administration Officer of    Not          Not
480 Pierce St.               President     since 2/01      Munder Capital Management (May     applicable   applicable
Suite 300                                                  2000 to present); Associate of
Birmingham, MI 48009                                       Heartland Industrial Partners, a
Age 35.                                                    private equity group (October
                                                           1999 to May 2000); Sr. Portfolio
                                                           Manager of Munder Capital
                                                           Management (January 1995 to
                                                           October 1999); Vice President of
                                                           The Munder Funds (5).

+"Interested director" as defined in the 1940 Act. Mr. Monahan owns stock in
  Comerica, Inc., the indirect parent company of Munder Capital Management. *Pursuant to the By-Laws, any director shall retire as director at the end of the calendar year in which the director attains the age of 72 years.

                  The Munder Institutional Funds
                       Notes to Financial Statements, December 31, 2001
                               (Continued)
                  --------------------------------------------------------------

                                                                                              NUMBER OF
                                                                                              PORTFOLIOS
                             POSITION(S)   TERM OF                                            IN FUND      OTHER
NAME,                        WITH ST.      OFFICE AND                                         COMPLEX      DIRECTORSHIPS
ADDRESS                      CLAIR         LENGTH OF       PRINCIPAL OCCUPATION(S)            OVERSEEN     HELD BY
AND AGE                      FUNDS, INC.   TIME SERVED     DURING PAST 5 YEARS                BY DIRECTOR  DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
Cherie Ugorowski             Treasurer     through 2/03/   Controller of Munder Capital       Not          Not
480 Pierce St.                             since 8/01      Management (June 2001 to           applicable   applicable
Suite 300                                                  present); Corporate Accounting
Birmingham, MI 48009                                       Manager, DaimlerChrysler
Age 33.                                                    Corporation (September 1999 to
                                                           June 2001); Manager,
                                                           Audit and Business
                                                           Advisory Practice,
                                                           Arthur Andersen LLP
                                                           (September 1990 to
                                                           September 1999);
                                                           Treasurer of The
                                                           Munder Funds (5).

David Rumph                  Assistant     through 2/03/   Analyst of Munder Capital          Not          Not
480 Pierce St.               Treasurer     since 8/01      Management (April 2001 to          applicable   applicable
Suite 300                                                  present); Analyst, Controller's
Birmingham, MI 48009                                       Group, Delphi Automotive Corp.
Age 30.                                                    (June 1999 to April 2001);
                                                           Manager, Mutual Fund
                                                           Operations, Banc One
                                                           (April 1997 to June
                                                           1999); Audit Senior,
                                                           Arthur Andersen LLP
                                                           (September 1993 to
                                                           April 1997);
                                                           Assistant Treasurer
                                                           of The Munder Funds
                                                           (5).

Bradford E. Smith            Assistant     through 2/03/   Director of Mutual Fund            Not          Not
480 Pierce St.               Treasurer     since 5/00      Operations of Munder Capital       applicable   applicable
Suite 300                                                  Management (March 2001 to
Birmingham, MI 48009                                       present); Manager of Mutual Fund
Age 29.                                                    Operations of Munder Capital
                                                           Management (March
                                                           2000 to present);
                                                           Administrator of
                                                           Mutual Fund
                                                           Operations of Munder
                                                           Capital Management
                                                           (August 1999 to
                                                           February 2000);
                                                           Assistant Vice
                                                           President, Madison
                                                           Mosaic, LLC (advisor
                                                           to the Mosaic Funds)
                                                           (September 1998 to
                                                           July 1999); Assistant
                                                           Director of
                                                           Shareholder Service,
                                                           Madison Mosaic, LLC
                                                           (April 1997 to August
                                                           1998); Cash Manager,
                                                           GIT Funds (n.k.a.
                                                           Mosaic Funds); (June
                                                           1996 to March 1997);
                                                           Assistant Treasurer
                                                           of The Munder Funds
                                                           (5).

Melanie Mayo West            Assistant     through 2/03/   Associate General Counsel of       Not          Not
480 Pierce St.               Secretary     since 2/02      Munder Capital Management          applicable   applicable
Suite 300                                                  (November 2001 to present);
Birmingham, MI 48009                                       Associate, Dykema Gossett PLLC
Age 34.                                                    (August 1998 to November 2001);
                                                           Associate, Hertz, Schram &
                                                           Saretsky, P.C. (March 1998 to
                                                           August 1998); Associate, Howard
                                                           & Howard Attorneys, P.C. (May
                                                           1995 to March 1998); Assistant
                                                           Secretary of The Munder Funds
                                                           (5).

                  The Munder Institutional Funds
                       Notes to Financial Statements, December 31, 2001
                               (Continued)
                  --------------------------------------------------------------

                                                                                              NUMBER OF
                                                                                              PORTFOLIOS
                             POSITION(S)   TERM OF                                            IN FUND      OTHER
NAME,                        WITH ST.      OFFICE AND                                         COMPLEX      DIRECTORSHIPS
ADDRESS                      CLAIR         LENGTH OF       PRINCIPAL OCCUPATION(S)            OVERSEEN     HELD BY
AND AGE                      FUNDS, INC.   TIME SERVED     DURING PAST 5 YEARS                BY DIRECTOR  DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
Mary Ann Shumaker            Assistant     through 2/03/   Associate General Counsel of       Not          Not
480 Pierce St.               Secretary     since 8/99      Munder Capital Management (March   applicable   applicable
Suite 300                                                  1998 to present); Associate,
Birmingham, MI 48009                                       Miro Weiner & Kramer (law firm)
Age 47.                                                    (September 1991 to July 1997);
                                                           Assistant Secretary of The
                                                           Munder Funds (5).



The St. Clair SAI includes additional information about Fund directors and is available, without charge, upon request, by calling (800) 438-5789 toll free.

                Report of Ernst & Young LLP, Independent Auditors



To the Board of Directors and Shareholders of St. Clair Funds, Inc,

We have audited the accompanying statements of assets and liabilities of the Munder Institutional S&P 500 Index Equity Fund, Munder Institutional S&P MidCap Index Equity Fund and Munder Institutional S&P SmallCap Index Equity Fund (three of the portfolios constituting St. Clair Funds, Inc.) (collectively, the "Funds"), including the portfolios of investments, as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period November 4, 1999 to December 31, 1999. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Munder Institutional S&P 500 Index Equity Fund, Munder Institutional S&P MidCap Index Equity Fund and Munder Institutional S&P SmallCap Index Equity Fund of St. Clair Funds, Inc., at December 31, 2001, the results of their operations for the year then ended, the changes in their net assets and their financial highlights for each of the two years in the period then ended and for the period November 4, 1999 to December 31, 1999, in conformity with accounting principles generally accepted in the United States.



                                                               Ernst & Young LLP


Boston, Massachusetts
February 13, 2002

                  The Munder Institutional Funds
                           Tax Information, December 31, 2001 (Unaudited)

                  --------------------------------------------------------------



     Of the distributions made by the following funds, the corresponding percentage represents the amount of each distribution which will qualify for the dividend received deduction available to corporate shareholders:

                    Munder Institutional S&P 500 Index Equity Fund.....................          96.7%
                    Munder Institutional S&P MidCap Index Equity Fund..................          74.2%
                    Munder Institutional S&P SmallCap Index Equity Fund................         100.0%

     The following amounts have been designated as capital gains dividends for the purposes of the dividends paid deduction:

                    Munder Institutional S&P 500 Index Equity Fund.....................     $  345,076
                    Munder Institutional S&P MidCap Index Equity Fund..................         91,530
                    Munder Institutional S&P SmallCap Index Equity Fund................      1,892,768

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]


                                                           THE MUNDER FUNDS

BOARD OF DIRECTORS
            Charles W. Elliott, Chairman
            John Rakolta, Jr., Vice Chairman
            David J. Brophy
            Joseph E. Champagne
            Thomas D. Eckert
            Michael T. Monahan
            Arthur T. Porter
OFFICERS
            James C. Robinson, President
            Peter K. Hoglund, Vice President
            Elyse G. Essick, Vice President
            Stephen J. Shenkenberg, Vice President and Secretary
            Mary Ann Shumaker, Assistant Secretary
            Melanie Mayo West, Assistant Secretary
            Cherie N. Ugorowski, Treasurer
            David W. Rumph, Assistant Treasurer
            Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISOR
            World Asset Management, a division of Munder Capital Management 225 East Brown Street, Suite 300
            Birmingham, MI 48009
TRANSFER AGENT
            PFPC, Inc.
            4400 Computer Drive
            Westborough, MA 01581
ADMINISTRATOR & CUSTODIAN
            State Street Bank & Trust Company
            225 Franklin Street
            Boston, MA 02110
DISTRIBUTOR
            Funds Distributor, Inc.
            60 State Street
            Boston, MA 02109
LEGAL COUNSEL
            Dechert
            1775 Eye Street, N.W.
            Washington, D.C. 20006
INDEPENDENT AUDITORS
            Ernst & Young, LLP
            200 Clarendon Street
            Boston, MA 02116

ANNINSTIK1201

INVESTMENT ADVISOR: World Asset Management
DISTRIBUTED BY: Funds Distributor, Inc.

[MUNDER FUNDS BE FOCUSED LOGO]                                     Annual Report
                                                               December 31, 2001

                                                  THE MUNDER INSTITUTIONAL FUNDS
                                                                  CLASS Y SHARES

                                              INSTITUTIONAL S&P 500 INDEX EQUITY
                                           INSTITUTIONAL S&P MIDCAP INDEX EQUITY
                                         INSTITUTIONAL S&P SMALLCAP INDEX EQUITY
                                               INSTITUTIONAL SHORT TERM TREASURY
                                           INSTITUTIONAL GOVERNMENT MONEY MARKET
                                                      INSTITUTIONAL MONEY MARKET


                                                                    "The Munder Institutional Funds
                                                                    were created with the special
                                                                    requirements of the large
                                                                    institutional investor in mind."

THE MUNDER FUNDS LETTER TO SHAREHOLDERS

DEAR MUNDER FUND SHAREHOLDERS:

       The past year has been difficult for the financial markets and for our nation. For both the stock and bond markets, the events of September 11 had such a profound impact on the nation, the economy and the financial markets that any discussion of the past year has to be divided into pre- and post-September 11.

       The stock market had been weak prior to September 11. In the first quarter of the year, the S&P 500 had fallen 11.86%, slightly rebounding in the second quarter with a 5.85% return. In the early part of the third quarter, prior to September 11, the S&P 500 was declining again. When the stock market reopened on September 17, an initial wave of emotional selling drove the S&P 500 to its 2001 low. At that point, investors became more rational and fundamentals once again mattered. Investors knew that the economic disruptions immediately following September 11 would be hard on corporate earnings. They also knew, however, that the increased monetary and fiscal policy stimulus following September 11 might result in an economic recovery that was sharper and swifter than previously anticipated and the market began to move up. These sentiments were reflected in the third quarter drop in the S&P 500 of 14.67% and in the fourth quarter rebound of 10.69%.

       During the year, small-cap stocks generated the best relative returns. The S&P SmallCap 600 Index managed a positive return of 6.54%, while the S&P MidCap 400 fell 0.61% and the large-cap S&P 500 had negative returns of 11.88%. Money market securities were also negatively impacted as yields fell in the wake of eleven interest rate cuts during the year.

       In contrast, the short-term Treasury market faired well in 2001. The blended Merrill Lynch 0-3 Year Treasury Index (one-third Merrill Lynch 0-1 Year U.S. Treasury Note and Bond Index, two-thirds Merrill Lynch 1-3 Year U.S. Treasury Index) posted a 7.30% return for the year, with its best quarterly return of 2.72% coming during the third quarter, the stock market's worst for the year.

       The Munder Institutional Funds were created with the special requirements of the large institutional investor in mind. We are pleased that you have chosen The Munder Funds to help you meet your investment needs and objectives.

       On the following pages, you will find information and commentary on the relative and absolute performance of the Munder Institutional Funds for the year ended December 31, 2001. If you have any questions about these Funds, please contact your financial advisor. You can also contact the Funds at 1-800-4MUNDER or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment objectives.

       Very truly yours,

       /s/ James C. Robinson
       James C. Robinson, President
       The Munder Funds

Table of
        Contents

--------------------------------------------------------------------------------

                 MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                                II          Munder Institutional S&P 500 Index Equity Fund
                                III         Munder Institutional S&P MidCap Index Equity Fund
                                IV          Munder Institutional S&P SmallCap Index Equity Fund
                                IV          Munder Institutional Short Term Treasury Fund
                                VI          HYPOTHETICALS AND TOTAL RETURNS

                 PORTFOLIO OF INVESTMENTS --

                                1           Munder Institutional S&P 500 Index Equity Fund
                                10          Munder Institutional S&P MidCap Index Equity Fund
                                17          Munder Institutional S&P SmallCap Index Equity Fund
                                27          Munder Institutional Short Term Treasury Fund
                                            Munder Institutional Government Money Market Fund
                                28          Munder Institutional Money Market Fund
                                31          FINANCIAL STATEMENTS
                                36          FINANCIAL HIGHLIGHTS
                                41          NOTES TO FINANCIAL STATEMENTS
                                            REPORT OF ERNST & YOUNG, LLP, INDEPENDENT AUDITORS

           ---------------------------------------------------------------------
           MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE
           NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY
           OTHER AGENCY. ALL MUTUAL FUND SHARES INVOLVE CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Management's Discussion of
        Fund Performance

--------------------------------------------------------------------------------

THE INVESTMENT ENVIRONMENT
   The economic disruptions that resulted from September 11 removed any doubts that the economy would fall into a recession. In fact, the National Bureau of Economic Research (NBER) announced in December that a recession had begun in March 2001. By the time the NBER had pronounced that the economy was officially in a recession, however, investors were already anticipating an economic rebound in 2002. Reasons for this optimism included the increased liquidity provided by the Federal Reserve throughout 2001 and the increased fiscal stimulus given the sizeable spending bills that Congress passed in the wake of September 11.

   The National Association of Purchasing Management recently changed its name to the Institute for Supply Management (ISM), but its widely followed indices remain unchanged. Since its plunge to 39.8 in October, the ISM Index for manufacturing activity rebounded to 47.0 in November and stood at 48.2 in December. Both the production and new orders components rose above 50 in December, indicating expansion in these key categories. Historically, any reading over 42.7 tends to point to an expansion of the overall economy. The ISM's index for non-manufacturing activity stood at 54.2 in December, well into the range indicating expansion.

   The University of Michigan's index of consumer sentiment, which plunged from
91.5 in August to 81.8 in the aftermath of September 11, had moved back up to
88.8 by December. The Conference Board's consumer confidence index surged more dramatically, rising from 84.9 in November to 93.7 in December.

THE STOCK MARKET
   The S&P 500 Index earned a -11.88% return for the one-year time period ending December 31, 2001. This was its lowest annual return since 1974. For the year, small stocks outperformed larger capitalization stocks by a significant margin. The S&P Small Cap 600 Index earned a return of 6.54% and the S&P MidCap 400 Index generated a return of -0.61%, both higher than the -11.88% return for the larger-cap S&P 500 Index.

   Broad international stock indices lagged the U.S. stock market for the year, with the widely followed MSCI EAFE Index generating a -21.21% return.

[THE RETURNS FOR THE FUNDS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR UPON THE REDEMPTION OF FUND SHARES. PLEASE NOTE THAT IN SOME OF THE FOLLOWING COMMENTARY, THE MUNDER FUNDS ARE COMPARED TO VARIOUS STOCK MARKET INDICES. IT IS IMPORTANT TO REMEMBER THAT THE RETURNS FOR THE MUNDER FUNDS ARE REPORTED AFTER THE DEDUCTION OF ALL EXPENSES. SINCE THE MARKET INDICES ARE NOT ACTUAL FUNDS, THERE ARE NO EXPENSES NETTED AGAINST THEIR RETURNS. PLEASE NOTE THAT YOU CANNOT INVEST DIRECTLY IN AN INDEX.]

MUNDER INSTITUTIONAL S&P 500 INDEX EQUITY FUND

FUND MANAGERS: KEN A. SCHLUCHTER AND DARIN MCBRIDE
   The Fund earned a return of -11.93% for the one-year period ending December 31, compared to the -11.88% return for the S&P 500 Index.

--------------------------------------------------------------------------------

   The S&P 500 Index earned negative returns in the first and third quarters of the year and positive returns during the second and fourth quarters. The first and third quarter returns were pulled down by a combination of poor earnings reports and concern over economic weakness. Uncertainty during the third quarter was exacerbated by the terrorists' attacks of September 11. During the second and fourth quarter, positive returns were due to at least a temporary increase in optimism about the investment environment. During the second quarter, investors were encouraged by the decline in interest rates engineered by the Federal Reserve. In the fourth quarter, investors again looked past current economic weakness to an expected economic rebound in 2002. Growing optimism about economic recovery was due in part to the increase in both fiscal and monetary stimulus in the wake of September 11.

   During the one-year period ending December 31, 2001, eight of the ten sectors of the S&P 500 Index generated a negative return. The weakest sectors were utilities (-30.72%) and information technology (-26.41%). The only two sectors with positive returns for the one-year period were materials (+3.25%) and consumer discretionary (+3.05%).

   For the one-year period ending December 31, the Fund again met its goal of closely tracking the total return of the S&P 500 Index. The weight of each of the 500 holdings in the Fund is monitored closely relative to its weight in the S&P 500 universe. Cash flows are invested promptly to minimize their impact on returns. The difference between the returns for the Fund and the S&P 500 Index is due primarily to the fact that expenses are deducted from the Fund before its return is calculated. Since the S&P 500 Index is not an actual fund, there are no expenses charged against its return.

MUNDER INSTITUTIONAL S&P MIDCAP INDEX EQUITY FUND

FUND MANAGERS: KEN A. SCHLUCHTER AND DARIN MCBRIDE
   The Fund earned a return of -1.29% for the one-year time period ending December 31, compared to the -0.61% return for the S&P MidCap 400 Index.

   The S&P MidCap 400 Index experienced the same volatility as the broad stock market during the one-year period ending December 31, with its quarterly returns ranging from a low of -16.57% in the third quarter to a high of 17.99% in the fourth quarter. During the year ending December 31, five of the ten sectors of the S&P MidCap 400 universe generated a negative return. The weakest sectors included telecommunication services (-24.57%) and energy (-12.91%). Among the strongest sectors were consumer staples (+20.58%) and consumer discretionary (+16.14%).

   For the one year period ending December 31, the Fund again met its goal of closely tracking the total return of the S&P MidCap 400 Index. The weight of each of the 400 holdings in the Fund is monitored closely relative to its weight in the S&P MidCap 400 universe. Cash flows are invested promptly to minimize their impact on returns. The difference between the returns for the Fund and the S&P MidCap 400 Index is due primarily to the fact that expenses are deducted from the Fund before its return is calculated. Since the S&P MidCap 400 Index is not an actual fund, there are no expenses charged against its return.

--------------------------------------------------------------------------------

MUNDER INSTITUTIONAL S&P SMALLCAP INDEX EQUITY FUND

FUND MANAGERS: KEN A. SCHLUCHTER AND BRIAN KOZELISKI
   The Fund earned a return of 6.45% for the one-year period ending December 31, compared to the 6.54% return for the S&P SmallCap 600 Index.

   The small-capitalization segment of the stock market fared relatively well over the one year period ending December 31, with the 6.54% return of the S&P SmallCap 600 Index significantly ahead of the -11.88% return for the larger-cap S&P 500 Index. For the one-year period, six of the ten sectors of the S&P SmallCap 600 Index generated a positive return while four sectors earned a negative return. Among the weakest sectors were energy (-24.30%), and telecommunication services (-17.06%). The strongest sectors included consumer staples (+41.75%), consumer discretionary (+26.72%) and materials (+10.85%).

   For the one year period ending December 31, the Fund again met its goal of closely tracking the total return of the S&P SmallCap 600 Index. The weight of each of the 600 holdings in the Fund is monitored closely relative to its weight in the S&P SmallCap 600 universe. Cash flows are invested promptly to minimize their impact on returns. The difference between the returns for the Fund and the S&P SmallCap 600 Index is due primarily to the fact that expenses are deducted from the Fund before its return is calculated. Since the S&P SmallCap 600 Index is not an actual fund, there are no expenses charged against its return

THE BOND MARKET
   During the one-year period ending December 31, 2001, the Lehman Brothers Aggregate Bond Index generated a return of 8.42%, well ahead of the -11.88% return for the S&P 500 Index. Most of the gain came during the first and third quarter, with the Lehman Brothers Aggregate Bond Index gaining 3.03% during the first quarter and 4.62% during the fourth quarter. The strong fixed income performance was in large part due to the Federal Reserve's rate cuts during the year.

[Please note that in some of the following commentary, the Munder Institutional Short Term Treasury Fund is compared to the Merrill Lynch 0-3 Year Treasury Index. It is important to remember that the return for the Fund is reported after the deduction of all expenses. Since the Merrill Lynch 0-3 Year Treasury Index is not an actual fund, there are no expenses netted against its return. Please note that you cannot invest directly in an index.]

MUNDER INSTITUTIONAL SHORT TERM TREASURY FUND

FUND MANAGERS: SHARON E. FAYOLLE AND GREG OVIATT
   The Fund earned 7.05% for the one-year period ending December 31, 2001, relative to 7.30% return for the blended Merrill Lynch 0-3 Year Treasury Index (one-third Merrill Lynch 0-1 Year U.S. Treasury Note and Bond Index, two-thirds Merrill Lynch 1-3 Year U.S. Treasury Index), and a median return of 7.29% for the Lipper universe of short U.S. Treasury mutual funds. Compared to the Lipper universe, the Fund has earned median or above-median returns for the one-month, three-month and nine-month periods ending December 31.

--------------------------------------------------------------------------------

   The absolute return of the Fund benefited from the decline in interest rates that took place during 2001. In relative terms, however, the Fund lagged slightly behind its Merrill Lynch and Lipper benchmarks. Given the defensive nature of the Fund, it will tend to show its best relative performance in periods of rising interest rates. In light of the decline in interest rates during the year, the Fund's shorter-average maturity held back its relative returns.

Hypotheticals and Total Returns

--------------------------------------------------------------------------------
The following graphs represent the performance of the Munder Institutional Funds since inception. The table following each line graph sets forth performance information and the growth of a hypothetical $10,000 investment for the class of the Fund shown in the line graphs. The information contained in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost. Total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

INSTITUTIONAL S&P 500 INDEX EQUITY
                                CLASS Y SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                          CLASS Y                            S&P 500
                                                                          -------                            -------
10/14/97                                                                  10000.00                           10000.00
                                                                           9430.00                            9665.00
                                                                           9870.00                           10103.00
12/31/97                                                                  10039.00                           10271.00
                                                                          10149.00                           10384.00
                                                                          10882.00                           11133.00
                                                                          11434.00                           11703.00
                                                                          11545.00                           11821.00
                                                                          11344.00                           11618.00
                                                                          11796.00                           12090.00
                                                                          11664.00                           11961.00
                                                                           9976.00                           10232.00
                                                                          10623.00                           10887.00
                                                                          11486.00                           11773.00
                                                                          12186.00                           12486.00
12/31/98                                                                  12872.00                           13205.00
                                                                          13397.00                           13758.00
                                                                          12985.00                           13330.00
                                                                          13486.00                           13864.00
                                                                          14034.00                           14400.00
                                                                          13703.00                           14060.00
                                                                          14457.00                           14841.00
                                                                          14000.00                           14377.00
                                                                          13928.00                           14306.00
                                                                          13536.00                           13914.00
                                                                          14379.00                           14795.00
                                                                          14670.00                           15095.00
12/31/99                                                                  15518.00                           15985.00
                                                                          14737.00                           15181.00
                                                                          14448.00                           14894.00
                                                                          15863.00                           16351.00
                                                                          15391.00                           15859.00
                                                                          15069.00                           15534.00
                                                                          15437.00                           15917.00
                                                                          15200.00                           15668.00
                                                                          16136.00                           16641.00
                                                                          15272.00                           15763.00
                                                                          15207.00                           15696.00
                                                                          13999.00                           14458.00
12/31/00                                                                  14072.00                           14529.00
                                                                          14531.00                           15045.00
                                                                          13255.00                           13673.00
                                                                          12411.00                           12806.00
                                                                          13370.00                           13801.00
                                                                          13460.00                           13893.00
                                                                          13127.00                           13556.00
                                                                          12999.00                           13423.00
                                                                          12190.00                           12583.00
                                                                          11201.00                           11566.00
                                                                          11408.00                           11787.00
                                                                          12285.00                           12691.00
12/31/01                                                                  12390.00                           12803.00

               GROWTH OF A $10,000 INVESTMENT                           AVERAGE ANNUAL TOTAL RETURNS
               -------------------------------                    -----------------------------------------
                  INSTITUTIONAL
CLASS Y                 S&P 500                                                  ONE       SINCE
INCEPTION DATE     INDEX EQUITY       S&P 500#                                  YEAR   INCEPTION
-----------------------------------------------------------------------------------------------------------
10/14/97         $     12,390       $ 12,803                                 -11.93%       5.22%

INSTITUTIONAL S&P MIDCAP INDEX EQUITY
                                CLASS Y SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                          CLASS Y                         S&P MIDCAP 400
                                                                          -------                         --------------
2/13/98                                                                   10000.00                           10000.00
                                                                          10270.00                           10829.00
                                                                          10730.00                           11317.00
                                                                          10920.00                           11523.00
                                                                          10430.00                           11005.00
                                                                          10486.00                           11074.00
                                                                          10075.00                           10645.00
                                                                           8219.00                            8663.00
                                                                           8971.00                            9472.00
                                                                           9777.00                           10319.00
                                                                          10260.00                           10833.00
12/31/98                                                                  11504.00                           12142.00
                                                                          11068.00                           11670.00
                                                                          10496.00                           11059.00
                                                                          10779.00                           11368.00
                                                                          11644.00                           12264.00
                                                                          11717.00                           12317.00
                                                                          12318.00                           12977.00
                                                                          12067.00                           12701.00
                                                                          11669.00                           12266.00
                                                                          11292.00                           11887.00
                                                                          11859.00                           12493.00
                                                                          12479.00                           13149.00
12/31/99                                                                  13193.00                           13930.00
                                                                          12834.00                           13538.00
                                                                          13770.00                           14485.00
                                                                          14972.00                           15698.00
                                                                          14393.00                           15149.00
                                                                          14200.00                           14960.00
                                                                          14363.00                           15180.00
                                                                          14582.00                           15420.00
                                                                          16221.00                           17142.00
                                                                          16085.00                           17024.00
                                                                          15529.00                           16447.00
                                                                          14390.00                           15205.00
12/31/00                                                                  15534.00                           16369.00
                                                                          15852.00                           16734.00
                                                                          14992.00                           15778.00
                                                                          13873.00                           14604.00
                                                                          15394.00                           16215.00
                                                                          15729.00                           16593.00
                                                                          15670.00                           16527.00
                                                                          15428.00                           16280.00
                                                                          14930.00                           15748.00
                                                                          13073.00                           13789.00
                                                                          13626.00                           14398.00
                                                                          14650.00                           15470.00
12/31/01                                                                  15333.00                           16269.00

               GROWTH OF A $10,000 INVESTMENT                         AVERAGE ANNUAL TOTAL RETURNS
               ------------------------------                    --------------------------------------
               INSTITUTIONAL
CLASS Y           S&P MIDCAP              S&P                                 ONE       SINCE
INCEPTION DATE  INDEX EQUITY      MIDCAP 400#                                YEAR   INCEPTION
-------------------------------------------------------------------------------------------------------
2/13/98         $   15,333      $    16,269                                -1.29%      11.63%

--------------------------------------------------------------------------------

 # The S&P 500 Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The S&P MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

--------------------------------------------------------------------------------

INSTITUTIONAL S&P SMALLCAP INDEX EQUITY
                                CLASS Y SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                          CLASS Y                        S&P SMALLCAP 600
                                                                          -------                        ----------------
10/27/99                                                                  10000.00                           10000.00
                                                                          10000.00                            9975.00
                                                                          10220.00                           10392.00
12/31/99                                                                  11050.00                           11246.00
                                                                          10705.00                           10898.00
                                                                          12103.00                           12357.00
                                                                          11648.00                           11900.00
                                                                          11425.00                           11696.00
                                                                          11090.00                           11350.00
                                                                          11703.00                           12021.00
                                                                          11419.00                           11726.00
                                                                          12414.00                           12765.00
                                                                          12086.00                           12417.00
                                                                          12147.00                           12495.00
                                                                          10885.00                           11194.00
12/31/00                                                                  12218.00                           12573.00
                                                                          12743.00                           13113.00
                                                                          11962.00                           12310.00
                                                                          11412.00                           11745.00
                                                                          12285.00                           12640.00
                                                                          12520.00                           12881.00
                                                                          12990.00                           13353.00
                                                                          12744.00                           13130.00
                                                                          12452.00                           12831.00
                                                                          10776.00                           11096.00
                                                                          11351.00                           11687.00
                                                                          12184.00                           12543.00
12/31/01                                                                  13006.00                           13392.00

               GROWTH OF A $10,000 INVESTMENT                          AVERAGE ANNUAL TOTAL RETURNS
               ------------------------------                    -----------------------------------------
               INSTITUTIONAL
CLASS Y         S&P SMALLCAP              S&P                                  ONE       SINCE
INCEPTION DATE  INDEX EQUITY    SMALLCAP 600#                                 YEAR   INCEPTION
----------------------------------------------------------------------------------------------------------
10/27/99*      $     13,006    $      13,392                                 6.45%      12.81%

INSTITUTIONAL SHORT TERM TREASURY
                                CLASS Y SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                             MERRILL LYNCH 0-3 YEAR      MERRILL LYNCH 1 YEAR T-
                                                         CLASS Y                 TREASURY INDEX              BILL/NOTE INDEX
                                                         -------             ----------------------      -----------------------
2/2/00                                                  10000.00                    10000.00                    10000.00
                                                        10055.00                    10060.00                    10051.20
                                                        10110.00                    10117.00                    10102.30
                                                        10136.00                    10151.00                    10155.00
                                                        10178.00                    10195.00                    10209.90
                                                        10263.00                    10286.00                    10287.60
                                                        10323.00                    10347.00                    10340.30
                                                        10403.00                    10417.00                    10376.80
                                                        10460.00                    10486.00                    10437.00
                                                        10510.00                    10541.00                    10485.20
                                                        10593.00                    10628.00                    10550.70
12/31/00                                                10713.00                    10738.00                    10649.90
                                                        10831.00                    10857.00                    10762.90
                                                        10890.00                    10920.00                    10803.90
                                                        10968.00                    11002.00                    10876.00
                                                        11006.00                    11038.00                    10928.50
                                                        11068.00                    11096.00                    10991.90
                                                        11100.00                    11132.00                    11019.60
                                                        11193.00                    11231.00                    11099.30
                                                        11247.00                    11286.00                    11142.70
                                                        11387.00                    11435.00                    11263.90
                                                        11479.00                    11522.00                    11340.00
                                                        11469.00                    11512.00                    11352.50
12/31/01                                                11479.00                    11523.00                    11386.40

                       GROWTH OF A $10,000 INVESTMENT                                    AVERAGE ANNUAL TOTAL RETURNS
               -----------------------------------------------                 ------------------------------------------------
               INSTITUTIONAL   MERRILL LYNCH     MERRILL LYNCH
CLASS Y           SHORT TERM   1 YEAR T-BILL          0-3 YEAR                            ONE                    SINCE
INCEPTION DATE TREASURY FUND    /NOTE INDEX#   TREASURY INDEX#                           YEAR                INCEPTION
-------------------------------------------------------------------------------------------------------------------------------
2/2/00         $      11,479   $     11,386    $        11,523                          7.05%                    7.49%

--------------------------------------------------------------------------------

 * The Institutional S&P SmallCap Index Equity Fund commenced initial operations on August 7, 1997, ceased operations on May 18, 1998 and resumed operations on October 27, 1999. Information is provided for the period beginning on October 27, 1999.

 # The S&P SmallCap 600 Index is a capitalization-weighted index that measures the performance of the small-cap sector of the U.S. stock market. The Merrill Lynch 1 Year Treasury Bill/Note Index is an index that measures the performance of the current one-year U.S. Treasury bill prior to September 2001 when its issuance was suspended, and the current one-year U.S. Treasury note thereafter. The Merrill Lynch 0-3 Year Treasury Index is a blended index made up of one-third Merrill Lynch 0-1 Year Treasury Index, made up of all U.S. Treasury notes and bonds with maturities of less than one year, and two-thirds Merrill Lynch 1-3 year Treasury Index, made up of all U.S. Treasury securities with maturities of one to three years.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                 Munder Institutional S&P 500 Index Equity Fund
                   Portfolio of Investments, December 31, 2001
              ------------------------------------------------------------------

SHARES                                                                    VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- 99.9%
     ADVERTISING -- 0.3%
    6,940 Interpublic Group of Companies, Inc.                       $   205,008
    3,400 Omnicom, Inc.                                                  303,790
    2,000 TMP Worldwide, Inc. +                                           85,800
                                                                     -----------

                                                                         594,598
                                                                     -----------

     AEROSPACE & DEFENSE -- 1.5%
   15,440 Boeing Company                                                 598,763
    3,700 General Dynamics Corporation                                   294,668
   14,972 Honeywell International, Inc.                                  506,353
    8,140 Lockheed Martin Corporation                                    379,894
    2,000 Northrop Grumman  Corporation                                  201,620
    7,200 Raytheon Company                                               233,784
    3,400 Rockwell Collins, Inc.                                          66,300
    8,613 United Technologies Corporation                                556,658
                                                                     -----------

                                                                       2,838,040
                                                                     -----------

     AIRLINES -- 0.2%
    2,800 AMR Corporation +                                               62,076
    2,300 Delta Air Lines, Inc.                                           67,298
   14,090 Southwest Airlines Company                                     260,383
    1,300 US Airways Group, Inc. +                                         8,242
                                                                     -----------

                                                                         397,999
                                                                     -----------

     AUTOMOBILES -- 0.7%
   33,353 Ford Motor Company                                             524,309
   10,250 General Motors Corporation                                     498,150
    5,600 Harley-Davidson, Inc.                                          304,136
    1,100 Navistar International Corporation                              43,450
                                                                     -----------

                                                                       1,370,045
                                                                     -----------

     AUTOMOBILE PARTS AND
          EQUIPMENT -- 0.5%
    2,000 AutoZone, Inc. +                                               143,600
      800 Cummins Engine, Inc.                                            30,832
    2,757 Dana Corporation                                                38,267
    2,600 Danaher Corporation                                            156,806
   10,265 Delphi Automotive Systems Corporation                          140,220
    3,200 Genuine Parts Company                                          117,440
    1,600 Johnson Controls, Inc.                                         129,200
    1,100 Snap-On, Inc.                                                   37,026
    2,310 TRW, Inc.                                                       85,562
    2,425 Visteon Corporation                                             36,472
                                                                     -----------

                                                                         915,425
                                                                     -----------


     BANKS -- 6.7%
    6,700 AmSouth Bancorporation                                     $   126,630
   28,959 Bank of America Corporation                                  1,822,969
   13,510 Bank of New York, Inc.                                         551,208
   21,460 Bank One Corporation                                           838,013
    8,340 BB&T Corporation                                               301,157
    4,095 Charter One Financial, Inc.                                    111,179
    3,250 Comerica, Inc.                                                 186,225
   10,651 Fifth Third Bancorporation                                     653,226
   19,240 FleetBoston Financial Corporation                              702,260
    4,590 Huntington Bancshares, Inc.                                     78,902
    7,760 KeyCorp                                                        188,878
   15,660 MBNA Corporation                                               551,232
    8,630 Mellon Financial Corporation                                   324,661
   20,190 Morgan Stanley, Dean Witter and Company                      1,129,429
   11,120 National City Corporation                                      325,149
    4,100 Northern Trust Corporation                                     246,902
    5,200 PNC Financial Services Group                                   292,240
    6,300 Southtrust Corporation                                         155,421
    6,020 State Street Corporation                                       314,545
    5,300 SunTrust Banks, Inc.                                           332,310
    5,400 Synovus Financial Corporation                                  135,270
   35,958 U.S. Bancorp                                                   752,601
   25,058 Wachovia Corporation                                           785,819
   16,136 Washington Mutual, Inc.                                        527,647
   31,160 Wells Fargo & Company                                        1,353,902
    1,700 Zions Bancorporation                                            89,386
                                                                     -----------

                                                                      12,877,161
                                                                     -----------

     BIOTECHNOLOGY -- 0.4%
    3,900 Applera Corporation-- Applied Biosystems Group                 153,153
    3,510 Chiron Corporation +                                           153,878
    3,900 Genzyme Corporation +                                          233,454
   10,000 Immunex Corporation +                                          277,100
                                                                     -----------

                                                                         817,585
                                                                     -----------

     BROADCASTING -- 0.4%
   10,976 Clear Channel   Communications +                               558,788
      900 Meredith Corporation                                            32,085
    3,900 Univision Communications,
             Inc. +                                                      157,794
                                                                     -----------

                                                                         748,667
                                                                     -----------




                       See Notes to Financial Statements.

                 Munder Institutional S&P 500 Index Equity Fund
                   Portfolio of Investments, December 31, 2001
                                   (Continued)
              ------------------------------------------------------------------

SHARES                                                                    VALUE
--------------------------------------------------------------------------------


COMMON STOCKS -- (CONTINUED)
     BUILDING MATERIALS -- 1.4%
    1,100 Centex Corporation                                          $   62,799
    1,100 Crane Company                                                   28,204
   43,180 Home Depot, Inc.                                             2,202,612
      900 KB HOME                                                         36,090
    8,410 Masco Corporation                                              206,045
    1,068 Pulte Corporation                                               47,707
    1,900 Vulcan Materials Company                                        91,086
                                                                      ----------

                                                                       2,674,543
                                                                      ----------

     BUSINESS EQUIPMENT AND
          SUPPLIES -- 2.2%
    2,000 Avery Dennison Corporation                                     113,060
   31,750 International Business Machines Corporation                  3,840,480
    4,470 Pitney Bowes, Inc.                                             168,117
   13,250 Xerox Corporation                                              138,065
                                                                      ----------

                                                                       4,259,722
                                                                      ----------

     BUSINESS SERVICES -- 1.0%
   18,062 Cendant Corporation +                                          354,196
    3,130 Cintas Corporation                                             150,240
    3,200 Convergys Corporation +                                        119,968
    1,200 Deluxe Corporation                                              49,896
    5,480 FedEx Corporation +                                            284,302
    1,500 Fluor Corporation                                               56,100
    1,800 NCR Corporation +                                               66,348
    6,925 Paychex, Inc.                                                  241,336
    5,540 PeopleSoft, Inc. +                                             222,708
    3,250 Robert Half International, Inc. +                               86,775
    2,456 Sabre Holdings Corporation, Class A +                          104,012
   10,490 Yahoo!, Inc. +                                                 186,093
                                                                      ----------

                                                                       1,921,974
                                                                      ----------

     CHEMICALS AND PLASTICS -- 2.2%
    4,200 Air Products & Chemicals, Inc.                                 197,022
   16,603 Dow Chemical Company                                           560,849
   18,896 dupont (E.I.) de Nemours & Company                             803,269
    1,400 Eastman Chemical Company                                        54,628
    2,400 Ecolab, Inc.                                                    96,600
    2,420 Engelhard Corporation                                           66,986
      900 Great Lakes Chemical Corporation                                21,852
    2,000 Hercules, Inc.                                                  20,000
    1,852 Kerr-McGee Corporation                                         101,490

     CHEMICALS AND PLASTICS -- (CONTINUED)
    7,230 Minnesota Mining & Manufacturing Company                    $  854,658
   23,776 Pharmacia Corporation                                        1,014,046
    3,000 Praxair, Inc.                                                  165,750
    3,400 Rockwell International Corporation                              60,724
    4,095 Rohm & Haas Company                                            141,810
    1,400 Sigma-Aldrich Corporation                                       55,174
                                                                      ----------

                                                                       4,214,858
                                                                      ----------

     COAL -- 0.1%
    3,900 CSX Corporation                                                136,695
                                                                      ----------

     COMMUNICATIONS EQUIPMENT -- 0.5%
    6,000 CIENA Corporation +                                             85,860
   40,936 Motorola, Inc.                                                 614,859
    3,210 National Semiconductor Corporation +                            98,836
    2,910 Scientific-Atlanta, Inc.                                        69,665
    7,570 Tellabs, Inc. +                                                113,247
                                                                      ----------

                                                                         982,467
                                                                      ----------

     COMPUTER HARDWARE, SOFTWARE OR
          SERVICES -- 9.0%
    4,400 Adobe Systems, Inc.                                            136,620
    6,300 Advanced Micro Devices, Inc. +                                  99,918
    6,500 Apple Computer, Inc. +                                         142,350
    1,000 Autodesk, Inc.                                                  37,270
   11,350 Automatic Data Processing, Inc.                                668,515
    4,500 BMC Software, Inc. +                                            73,665
  135,030 Cisco Systems, Inc. +                                        2,445,393
    3,420 Citrix Systems, Inc. +                                          77,497
   31,155 Compaq Computer Corporation                                    304,073
   10,560 Computer Associates International, Inc.                        364,214
    3,120 Computer Sciences   Corporation +                              152,818
    6,810 Compuware Corporation +                                         80,290
   48,030 Dell Computer Corporation +                                  1,305,456
    8,760 Electronic Data Systems Corporation                            600,498
    5,980 Gateway 2000, Inc. +                                            48,079
   35,750 Hewlett Packard Company                                        734,305
    3,900 Intuit +                                                       166,842
    1,500 Mercury Interactive  Corporation +                              50,970




                       See Notes to Financial Statements.

                 Munder Institutional S&P 500 Index Equity Fund
                       Portfolio of Investments, December 31, 2001
                             (Continued)
              ------------------------------------------------------------------

SHARES                                                                    VALUE
--------------------------------------------------------------------------------


COMMON STOCKS -- (CONTINUED)
     COMPUTER HARDWARE, SOFTWARE OR
          SERVICES -- (CONTINUED)
   99,090 Microsoft Corporation +                                    $ 6,564,713
    6,120 Network Appliance, Inc. +                                      133,844
    6,660 Novell, Inc. +                                                  30,569
  102,370 Oracle Corporation +                                         1,413,730
    4,800 Parametric Technology Corporation +                             37,488
    2,300 Sapient Corporation +                                           17,756
    8,480 Siebel Systems, Inc. +                                         237,270
   15,090 Solectron Corporation +                                        170,215
   59,660 Sun Microsystems, Inc. +                                       733,818
    4,250 Symbol Technologies, Inc.                                       67,490
    5,900 Unisys Corporation +                                            73,986
    7,350 VERITAS Software  Corporation +                                329,501
                                                                      ----------

                                                                      17,299,153
                                                                      ----------

     COMPUTERS-- SEMICONDUCTORS-- 2.6%
    7,060 Altera Corporation +                                           149,813
   40,740 EMC Corporation +                                              547,546
  123,540 Intel Corporation                                            3,885,333
    6,800 LSI Logic Corporation +                                        107,304
   11,030 Micron Technology, Inc. +                                      341,930
                                                                      ----------

                                                                       5,031,926
                                                                      ----------

     CONSUMER NON-DURABLES -- 4.3%
   17,408 Corning, Inc.                                                  155,280
  182,700 General Electric Company                                     7,322,616
    1,700 Grainger (W.W.), Inc.                                           81,600
   14,230 Lowes Companies, Inc.                                          660,414
                                                                      ----------

                                                                       8,219,910
                                                                      ----------

     CONTAINERS -- 0.1%
      500 Ball Corporation                                                35,350
    2,940 Pactiv Corporation +                                            52,185
    1,506 Sealed Air Corporation +                                        61,475
                                                                      ----------

                                                                         149,010
                                                                      ----------

     COSMETICS -- TOILETRY -- 0.1%
    1,000 Alberto-Culver Company, Class B                                 44,740
    4,300 Avon Products, Inc.                                            199,950
                                                                      ----------

                                                                         244,690
                                                                      ----------


     DIVERSIFIED -- 1.7%
    2,730 Fortune Brands, Inc.                                       $   108,081
    3,550 Loews Corporation                                              196,599
    2,610 Textron, Inc.                                                  108,211
    3,300 Thermo Electron Corporation                                     78,738
   36,732 Tyco International Ltd.                                      2,163,515
   10,478 Unilever NV, NYR                                               603,637
                                                                      ----------

                                                                       3,258,781
                                                                      ----------

     ELECTRIC UTILITIES -- 0.0% #
    2,600 TECO Energy, Inc.                                               68,224
                                                                      ----------

     ELECTRICAL EQUIPMENT -- 0.6%
    3,600 American Power Conversion Corporation +                         52,056
    1,700 Cooper Industries, Inc.                                         59,364
    3,600 Molex, Inc.                                                    111,420
   10,491 Palm, Inc. +                                                    40,705
    1,500 Power-One, Inc. +                                               15,615
    1,700 Tektronix, Inc. +                                               43,826
   31,920 Texas Instruments, Inc.                                        893,760
    1,100 Thomas & Betts Corporation                                      23,265
                                                                      ----------

                                                                       1,240,011
                                                                      ----------

     ELECTRONIC EQUIPMENT &
          INSTRUMENTS -- 0.0% #
    2,400 Waters Corporation +                                            93,000
                                                                      ----------

     ELECTRONICS -- 2.0%
    8,451 Agilent Technologies, Inc. +                                   240,938
    6,700 Analog Devices, Inc. +                                         297,413
   15,050 Applied Materials, Inc. +                                      603,505
    5,500 Applied Micro Circuits Corporation +                            62,260
    4,800 Broadcom Corporation, Class A +                                196,176
    4,700 Conexant Systems, Inc. +                                        67,492
    1,300 Eaton Corporation                                               96,733
    7,830 Emerson Electric Company                                       447,093
    3,640 Jabil Circuit, Inc. +                                           82,701
   24,460 JDS Uniphase Corporation +                                     212,313
    3,430 KLA-Tencor Corporation +                                       169,991
    2,400 Lexmark International Group, Inc., Class A +                   141,600
    5,800 Linear Technology Corporation                                  226,432
    5,916 Maxim Integrated Products, Inc. +                              310,649
    2,600 Novellus Systems, Inc. +                                       102,570



                       See Notes to Financial Statements.

                 Munder Institutional S&P 500 Index Equity Fund
                       Portfolio of Investments, December 31, 2001
                             (Continued)
              ------------------------------------------------------------------

SHARES                                                                    VALUE
--------------------------------------------------------------------------------


COMMON STOCKS -- (CONTINUED)
     ELECTRONICS -- (CONTINUED)
    1,700 QLogic Corporation +                                   $    75,667
    9,620 Sanmina Corporation +                                      191,438
    3,330 Teradyne, Inc. +                                           100,366
    3,500 Vitesse Semiconductor Corporation +                         43,505
    6,150 Xilinx, Inc. +                                             240,157
                                                                ------------

                                                                   3,908,999
                                                                ------------

     ENERGY AND RESOURCES -- 0.2%
    3,715 Burlington Resources, Inc.                                 139,461
    4,900 TXU Corporation                                            231,035
                                                                ------------

                                                                     370,496
                                                                ------------

     ENTERTAINMENT -- 1.9%
   81,480 AOL Time Warner, Inc. +                                  2,615,508
    1,600 Brunswick Corporation                                       34,816
   37,570 Disney (Walt) Company                                      778,450
    3,200 Hasbro, Inc.                                                51,936
    7,970 Mattel, Inc.                                               137,084
                                                                ------------

                                                                   3,617,794
                                                                ------------

     FINANCIAL SERVICES -- 7.2%
   24,580 American Express Company                                   877,260
    1,782 Bear Stearns Companies, Inc.                               104,496
    3,400 Block (H & R), Inc.                                        151,980
    4,000 Capital One Financial Corporation                          215,800
   25,150 Charles Schwab Corporation                                 389,071
   94,743 Citigroup, Inc.                                          4,782,627
    9,320 Concord EFS, Inc. +                                        305,510
    2,200 Countrywide Credit Industries, Inc.                         90,134
    1,600 Dow Jones & Company, Inc.                                   87,568
    2,700 Equifax, Inc.                                               65,205
   18,410 Fannie Mae                                               1,463,595
   12,820 Federal Home Loan Mortgage Corp.                           838,428
    7,050 First Data Corporation                                     553,072
    3,450 Fiserv, Inc. +                                             146,004
    4,800 Franklin Resources, Inc.                                   169,296
    8,386 Household International, Inc.                              485,885
   36,330 J. P. Morgan Chase & Company                             1,320,595
    4,360 Lehman Brothers Holdings, Inc.                             291,248
   15,530 Merrill Lynch & Company, Inc.                              809,424

     FINANCIAL SERVICES-- (CONTINUED)
    2,900 Moody's Corporation                                    $   115,594
    4,200 Regions Financial Corporation                              125,748
    4,060 Stilwell Financial, Inc.                                   110,513
    2,300 T. Rowe Price Group, Inc.                                   79,879
      900 Temple-Inland, Inc.                                         51,057
    2,500 Union Planters Corporation                                 112,825
    2,920 USA Education, Inc.                                        245,338
                                                                ------------

                                                                  13,988,152
                                                                ------------

     FOOD & BEVERAGES -- 4.4%
    7,497 Albertson's, Inc.                                          236,081
   16,310 Anheuser-Busch Companies, Inc.                             737,375
    7,560 Campbell Soup Company                                      225,817
   45,730 Coca-Cola Company                                        2,156,169
    8,140 Coca-Cola Enterprises, Inc.                                154,172
    9,840 ConAgra, Inc.                                              233,897
      700 Coors (Adolph) Company, Class B                             37,380
    6,450 Heinz (H.J.) Company                                       265,224
    2,500 Hershey Foods Corporation                                  169,250
    7,510 Kellogg Company                                            226,051
    5,200 Pepsi Bottling Group, Inc.                                 122,200
   32,180 PepsiCo, Inc.                                            1,566,844
   39,900 Philip Morris Companies, Inc.                            1,829,415
   14,450 Sara Lee Corporation                                       321,223
    3,020 UST, Inc.                                                  105,700
    4,100 Wrigley (Wm) Jr. Company                                   210,617
                                                                ------------

                                                                   8,597,415
                                                                ------------

     FOOD & DRUG RETAILING -- 0.6%
    7,200 CVS Corporation                                            213,120
    9,250 Safeway, Inc. +                                            386,188
   18,740 Walgreen Company                                           630,788
                                                                ------------

                                                                   1,230,096
                                                                ------------

     FOOD DISTRIBUTION -- 0.6%
   12,182 Archer-Daniels-Midland Company                             174,812
    6,700 General Mills, Inc.                                        348,467
   14,800 Kroger Company +                                           308,876
    2,500 Supervalu, Inc.                                             55,300
   12,240 Sysco Corporation                                          320,933
    2,600 Winn Dixie Stores, Inc.                                     37,050
                                                                ------------

                                                                   1,245,438
                                                                ------------

                       See Notes to Financial Statements.

                 Munder Institutional S&P 500 Index Equity Fund
                       Portfolio of Investments, December 31, 2001
                             (Continued)
              ------------------------------------------------------------------

SHARES                                                                    VALUE
--------------------------------------------------------------------------------



COMMON STOCKS -- (CONTINUED)
     GAS AND PIPELINE UTILITIES -- 0.4%
    6,430 Dynegy, Inc., Class A                                       $  163,965
    9,420 El Paso Corporation                                            420,226
    2,100 Kinder Morgan, Inc.                                            116,949
    3,847 NiSource, Inc.                                                  88,712
                                                                    ------------

                                                                         789,852
                                                                    ------------

     GLASS PRODUCTS -- 0.1%
    3,120 PPG Industries, Inc.                                           161,366
                                                                    ------------

     HEALTH CARE EQUIPMENT &
          SUPPLIES -- 0.1%
    3,596 Zimmer Holdings, Inc. +                                        109,822
                                                                    ------------

     HEALTH CARE PRODUCTS -- 4.9%
   28,560 Abbott Laboratories                                          1,592,220
    2,400 Allergan, Inc.                                                 180,120
    1,000 Bausch & Lomb, Inc.                                             37,660
    4,800 Becton, Dickinson & Company                                    159,120
    2,700 Biogen, Inc. +                                                 154,845
    3,900 MedImmune, Inc. +                                              180,765
   41,830 Merck & Company, Inc.                                        2,459,604
  115,710 Pfizer, Inc.                                                 4,611,044
    2,000 Watson Pharmaceuticals, Inc. +                                  62,780
                                                                    ------------

                                                                       9,438,158
                                                                    ------------

     HEALTH CARE PROVIDERS &
          SERVICES -- 1.4%
    2,600 Aetna, Inc.                                                     85,774
    1,900 AmerisourceBergen Corporation                                  120,745
    8,252 Cardinal Health, Inc.                                          533,574
    2,700 CIGNA Corporation                                              250,155
    9,450 HCA-The Healthcare Company                                     364,203
    4,500 Health Management Associates, Inc., Class A +                   82,800
    7,210 HEALTHSOUTH Corporation +                                      106,852
    3,140 Humana, Inc. +                                                  37,021
    1,900 Manor Care, Inc. +                                              45,049
    5,284 McKesson HBOC, Inc.                                            197,622
    2,200 Quintiles TransNational Corporation +                           35,310
    6,000 Tenet Healthcare Corporation +                                 352,320
    5,700 UnitedHealth Group, Inc.                                       403,389
    1,200 Wellpoint Health Networks, Inc., Class A +                     140,220
                                                                    ------------

                                                                       2,755,034
                                                                    ------------


     HOLDING COMPANIES -- 0.1%
    5,200 Providian, LLC                                              $   18,460
    3,800 Public Service Enterprise                                      160,322
                                                                    ------------

                                                                         178,782
                                                                    ------------

     HOME APPLIANCES -- 0.1%
    1,500 Black & Decker Corporation                                      56,595
    1,400 Maytag Corporation                                              43,442
    1,200 Whirlpool Corporation                                           87,996
                                                                    ------------

                                                                         188,033
                                                                    ------------

     HOME FURNISHINGS AND
          HOUSEWARES -- 0.9%
   24,320 American Home Products Corporation                           1,492,275
    3,630 Leggett & Platt, Inc.                                           83,490
    4,888 Newell Rubbermaid, Inc.                                        134,762
    1,100 Tupperware Corporation                                          21,175
                                                                    ------------

                                                                       1,731,702
                                                                    ------------

     HOTELS, RESTAURANTS & LEISURE-- 1.0%
   10,820 Carnival Corporation, Class A                                  303,826
    2,100 Darden Restaurants, Inc.                                        74,340
    2,100 Harrah's Entertainment, Inc. +                                  77,721
    6,820 Hilton Hotels Corporation                                       74,474
    1,600 International Game Technology +                                109,280
    4,400 Marriott International, Inc.                                   178,860
   23,630 McDonald's Corporation                                         625,486
    7,030 Starbucks Corporation +                                        133,922
    3,600 Starwood Hotels & Resorts Worldwide, Inc.                      107,460
    2,720 Tricon Global Restaurants, Inc. +                              133,824
    1,900 Wendy's International, Inc.                                     55,423
                                                                    ------------

                                                                       1,874,616
                                                                    ------------

     INDUSTRIAL MACHINERY -- 0.1%
    9,850 AES Corporation +                                              161,048
                                                                    ------------

     INSURANCE -- 4.2%
    9,630 AFLAC, Inc.                                                    236,513
   13,100 Allstate Corporation                                           441,470
    1,900 Ambac Financial Group, Inc.                                    109,934
   48,081 American International Group, Inc.                           3,817,631
    5,000 AON Corporation                                                177,600
    3,143 Chubb Corporation                                              216,867



                       See Notes to Financial Statements.

                 Munder Institutional S&P 500 Index Equity Fund
                       Portfolio of Investments, December 31, 2001
                            (Continued)
              ------------------------------------------------------------------

SHARES                                                                    VALUE
--------------------------------------------------------------------------------



COMMON STOCKS -- (CONTINUED)
     INSURANCE -- (CONTINUED)
    3,000 Cincinnati Financial Corporation                           $  114,450
    6,348 Conseco, Inc. +                                                28,312
    4,500 Hartford Financial Services Group, Inc.                       282,735
    2,800 Jefferson-Pilot Corporation                                   129,556
    5,500 John Hancock Financial Services, Inc.                         227,150
    3,500 Lincoln National Corporation                                  169,995
    5,100 Marsh & McLennan Companies, Inc.                              547,995
    2,750 MBIA, Inc.                                                    147,482
   13,370 MetLife, Inc.                                                 423,562
    2,000 MGIC Investment Corporation                                   123,440
    1,300 Progressive Corporation                                       194,090
    2,400 SAFECO Corporation                                             74,760
    3,866 St. Paul Companies, Inc.                                      169,988
    2,300 Torchmark, Inc.                                                90,459
    4,457 UnumProvident Corporation                                     118,155
    2,450 XL Capital Ltd., Class A                                      223,832
                                                                  -------------

                                                                      8,065,976
                                                                  -------------

     MACHINERY AND HEAVY
          EQUIPMENT -- 0.5%
    6,300 Caterpillar, Inc.                                             329,175
    4,300 Deere & Company                                               187,738
    3,760 Dover Corporation                                             139,383
    3,100 Ingersoll-Rand Company                                        129,611
    2,200 Parker-Hannifin Corporation                                   101,002
    1,600 Stanley Works                                                  74,512
                                                                  -------------

                                                                        961,421
                                                                  -------------

     MANUFACTURING -- 0.4%
    5,910 Alcan Aluminum Ltd.                                           212,346
    7,430 Boston Scientific Corporation +                               179,212
    1,300 Brown-Forman Corporation, Class B                              81,380
    1,400 PACCAR, Inc.                                                   91,868
    2,200 Pall Corporation                                               52,932
    2,800 Sherwin-Williams Company                                       77,000
                                                                  -------------

                                                                        694,738
                                                                  -------------

     MEDICAL INSTRUMENTS, SERVICES,
          AND SUPPLIES -- 3.1%
      900 Bard (C.R.), Inc.                                              58,050
   10,860 Baxter International, Inc.                                    582,422
    4,965 Biomet, Inc.                                                  153,418

     MEDICAL INSTRUMENTS, SERVICES,
          AND SUPPLIES -- (CONTINUED)
    5,600 Guidant Corporation +                                      $  278,880
    5,400 IMS Health, Inc.                                              105,354
   56,428 Johnson & Johnson                                           3,334,895
   22,260 Medtronic, Inc.                                             1,139,935
    1,600 St. Jude Medical, Inc. +                                      124,240
    3,600 Stryker Corporation                                           210,132
                                                                  -------------

                                                                      5,987,326
                                                                  -------------

     METAL FABRICATING -- 0.2%
    5,623 Illinois Tool Works, Inc.                                     380,790
                                                                  -------------

     METALS & MINING -- 0.5%
   15,674 Alcoa, Inc.                                                   557,211
    9,827 Barrick Gold Corporation                                      156,740
    2,700 Freeport McMoRan Copper & Gold, Class B +                      36,153
    3,300 Inco Ltd. +                                                    55,902
    3,600 Newmont Mining Corporation                                     68,796
    1,445 Phelps Dodge Corporation                                       46,818
    6,000 Placer Dome, Inc.                                              65,460
                                                                  -------------

                                                                        987,080
                                                                  -------------

     MULTILINE RETAIL -- 3.8%
    2,100 Big Lots, Inc. +                                               21,840
    8,330 Costco Wholesale Corporation +                                369,685
    1,500 Dillard's, Inc.                                                24,000
    6,120 Dollar General Corporation                                     91,188
    3,200 Family Dollar Stores, Inc.                                     95,936
    3,560 Federated Department Stores +                                 145,604
    9,170 K-mart Corporation +                                           50,068
    6,200 Kohls Corporation +                                           436,728
    5,500 May Department Stores Company                                 203,390
    2,500 Nordstrom, Inc.                                                50,575
    4,900 Penney (J.C.) Company, Inc.                                   131,810
    5,900 Sears, Roebuck & Company                                      281,076
   16,640 Target Corporation                                            683,072
   82,030 Wal-Mart Stores, Inc.                                       4,720,827
                                                                  -------------

                                                                      7,305,799
                                                                  -------------

     NATURAL GAS -- 0.1%
      800 NICOR, Inc.                                                    33,312
    3,852 Sempra Energy                                                  94,567
                                                                  -------------

                                                                        127,879
                                                                  -------------

                       See Notes to Financial Statements.

                 Munder Institutional S&P 500 Index Equity Fund
                       Portfolio of Investments, December 31, 2001
                             (Continued)
              ------------------------------------------------------------------

SHARES                                                                    VALUE
--------------------------------------------------------------------------------



COMMON STOCKS -- (CONTINUED)
     NEWS AND PUBLISHING -- 0.4%
    4,900 Gannett Company, Inc.                                     $   329,427
    1,500 Knight-Ridder, Inc.                                            97,395
    2,800 New York Times Company, Class A                               121,100
    5,500 Tribune Company                                               205,865
                                                                   ------------

                                                                        753,787
                                                                   ------------

     OIL EQUIPMENT AND SERVICES-- 0.5%
    2,620 Nabors Industries, Inc. +                                      89,944
    2,400 Noble Drilling Corporation +                                   81,696
   10,604 Schlumberger Ltd.                                             582,690
    5,885 Transocean Sedco Forex, Inc.                                  199,031
                                                                   ------------

                                                                        953,361
                                                                   ------------

     OIL & GAS -- 5.7%
    1,600 Amerada Hess Corporation                                      100,000
    2,475 Apache Corporation                                            123,453
    1,300 Ashland, Inc.                                                  59,904
    6,210 Baker Hughes, Inc.                                            226,479
   19,616 ChevronTexaco Corporation                                   1,757,790
   11,559 Conoco, Inc.                                                  327,120
    2,343 Devon Energy Corporation                                       90,557
    2,100 EOG Resources, Inc.                                            82,131
  125,872 Exxon Mobil Corporation                                     4,946,769
    7,940 Halliburton Company                                           104,014
    1,900 Louisiana Land & Exploration Company                           16,036
    1,100 McDermott International, Inc. +                                13,497
    6,860 Occidental Petroleum Corporation                              181,996
    7,040 Phillips Petroleum Company                                    424,230
   39,080 Royal Dutch Petroleum Company, NYR                          1,915,702
    1,400 Sunoco, Inc.                                                   52,276
    4,600 Union Pacific Corporation                                     262,200
    4,500 Unocal Corporation                                            162,315
    5,710 USX-Marathon Group                                            171,300
                                                                   ------------

                                                                     11,017,769
                                                                   ------------

     PAPER AND FOREST PRODUCTS-- 0.3%
    9,652 Kimberly-Clark Corporation                                    577,190
                                                                   ------------

     PAPER & FOREST PRODUCTS -- 0.5%
    1,000 Bemis Company, Inc.                                            49,180
    1,100 Boise Cascade Corporation                                      37,411
    4,228 Georgia-Pacific Group                                         116,735
    8,841 International Paper Company                                   356,734
    1,800 Mead Corporation                                               55,602

     PAPER & FOREST PRODUCTS-- (CONTINUED)
    4,000 Weyerhaeuser Company                                      $   216,320
    2,000 Willamette Industries, Inc.                                   104,240
                                                                   ------------

                                                                        936,222
                                                                   ------------

     PERSONAL ITEMS -- 1.6%
   10,180 Colgate-Palmolive Company                                     587,895
   19,410 Gillette Company                                              648,294
    1,700 International Flavors & Fragrances, Inc.                       50,507
   23,870 Procter & Gamble Company                                    1,888,833
                                                                   ------------

                                                                      3,175,529
                                                                   ------------

     PETROLEUM REFINING -- 0.3%
    4,546 Anadarko Petroleum Corporation                                258,440
    1,700 Rowan Companies, Inc. +                                        32,929
    9,500 Williams Companies, Inc.                                      242,440
                                                                   ------------

                                                                        533,809
                                                                   ------------

     PHARMACEUTICALS -- 2.5%
   35,660 Bristol-Myers Squibb Company                                1,818,660
    3,300 Forest Laboratories, Inc. +                                   270,435
    4,483 King Pharmaceuticals, Inc. +                                  188,869
   20,700 Lilly (Eli) & Company                                       1,625,778
   26,970 Schering-Plough Corporation                                   965,795
                                                                   ------------

                                                                      4,869,537
                                                                   ------------

     PHOTOGRAPHIC EQUIPMENT AND
          SUPPLIES -- 0.1%
    5,400 Eastman Kodak Company                                         158,922
                                                                   ------------

     PRINTING AND PUBLISHING -- 0.2%
    1,200 American Greetings Corporation, Class A                        16,536
    2,100 Donnelley (R.R.) & Sons Company                                62,349
    3,600 McGraw-Hill, Inc.                                             219,528
    1,900 Westvaco Corporation                                           54,055
                                                                   ------------

                                                                        352,468
                                                                   ------------

     RAILROADS -- 0.1%
    7,120 Norfolk Southern Corporation                                  130,510
                                                                   ------------

     REAL ESTATE -- 0.2%
    7,600 Equity Office Properties Trust                                228,608
    5,000 Equity Residential Properties Trust                           143,550
                                                                   ------------

                                                                        372,158
                                                                   ------------


                       See Notes to Financial Statements.

                 Munder Institutional S&P 500 Index Equity Fund
                       Portfolio of Investments, December 31, 2001
                             (Continued)
              ------------------------------------------------------------------

SHARES                                                                    VALUE
--------------------------------------------------------------------------------


COMMON STOCKS -- (CONTINUED)
     RESEARCH AND DEVELOPMENT -- 0.6%
   19,200 Amgen, Inc. +                                             $ 1,083,648
                                                                   ------------

     SAVINGS AND LOAN -- 0.1%
    2,940 Golden West Financial Corporation                             173,019
                                                                   ------------

     SEMICONDUCTOR EQUIPMENT &
          PRODUCTS -- 0.0% #
    3,000 PMC-Sierra, Inc. +                                             63,780
                                                                   ------------

     SOAPS AND DETERGENTS -- 0.1%
    4,308 Clorox Company                                                170,381
                                                                   ------------

     SOFTWARE -- 0.1%
    2,700 NVIDIA Corporation +                                          180,630
                                                                   ------------

     SPECIALTY RETAIL -- 0.8%
    5,300 Bed Bath & Beyond, Inc. +                                     179,670
    3,900 Best Buy Company, Inc. +                                      290,472
    3,800 Circuit City Stores-- Circuit City Group                       98,610
   15,907 Gap, Inc.                                                     221,744
    7,890 Limited, Inc.                                                 116,141
    5,610 Office Depot, Inc. +                                          104,009
    3,330 RadioShack Corporation                                        100,233
    8,540 Staples, Inc. +                                               159,698
    2,700 Tiffany & Company                                              84,969
    5,000 TJX Companies, Inc.                                           199,300
    3,660 Toys R Us, Inc. +                                              75,908
                                                                   ------------

                                                                      1,630,754
                                                                    -----------

     STEEL -- 0.1%
    1,450 Allegheny Technologies, Inc.                                   24,288
    1,400 Nucor Corporation                                              74,144
    1,600 USX-U.S.Steel Group, Inc.                                      28,976
    1,600 Worthington Industries, Inc.                                   22,720
                                                                   ------------

                                                                        150,128
                                                                   ------------

     TECHNOLOGY -- 0.1%
    1,600 ITT Industries, Inc.                                           80,800
      900 Millipore Corporation                                          54,630
    2,300 PerkinElmer, Inc.                                              80,546
                                                                   ------------

                                                                        215,976
                                                                   ------------


     TELECOMMUNICATIONS -- 7.1%
   14,560 ADC Telecommunications, Inc. +                            $    66,976
    5,696 ALLTEL Corporation                                            351,614
    1,500 Andrew Corporation +                                           32,835
   65,145 AT&T Corporation                                            1,181,730
    5,309 Avaya, Inc. +                                                  64,504
   34,580 BellSouth Corporation                                       1,319,227
    2,610 CenturyTel, Inc.                                               85,608
    5,180 Citizens Communications Company +                              55,219
   17,390 Comcast Corporation, Class A +                                626,040
    3,400 Comverse Technology, Inc. +                                    76,058
   62,820 Lucent Technologies, Inc.                                     395,138
   14,660 Nextel Communications, Inc. +                                 160,674
   58,960 Nortel Networks Corporation                                   442,200
   14,110 Qualcomm, Inc. +                                              712,555
   30,642 Qwest Communications International, Inc.                      432,971
   61,922 SBC Communications                                          2,425,485
   16,300 Sprint Corporation                                            327,304
   18,140 Sprint PCS +                                                  442,797
   49,950 Verizon Communications, Inc.                                2,370,627
   32,638 Viacom, Inc., Class B +                                     1,440,968
   54,245 WorldCom, Inc. +                                              763,770
                                                                   ------------

                                                                     13,774,300
                                                                   ------------

     TEXTILES & APPAREL -- 0.3%
    2,300 Jones Apparel Group, Inc. +                                    76,291
    1,000 Liz Claiborne, Inc.                                            49,750
    4,900 NIKE, Inc., Class B                                           275,576
    1,100 Reebok International Ltd. +                                    29,150
    2,000 V.F. Corporation                                               78,020
                                                                   ------------

                                                                        508,787
                                                                   ------------

     TIRE AND RUBBER -- 0.1%
    1,300 Cooper Tire & Rubber Company                                   20,748
    1,900 Goodrich (B.F.) Company                                        50,578
    3,040 Goodyear Tire & Rubber Company                                 72,382
                                                                   ------------

                                                                        143,708
                                                                   ------------

     TRANSPORTATION -- 0.1%
    7,150 Burlington Northern Santa Fe                                  203,990
    1,100 Ryder System, Inc.                                             24,365
                                                                   ------------

                                                                        228,355
                                                                   ------------

                       See Notes to Financial Statements.

                 Munder Institutional S&P 500 Index Equity Fund
                       Portfolio of Investments, December 31, 2001
                             (Continued)
              ------------------------------------------------------------------



SHARES                                                                    VALUE
--------------------------------------------------------------------------------



COMMON STOCKS -- (CONTINUED)
     UTILITIES -- 2.2%
    2,300 Allegheny Energy, Inc.                                   $     83,306
    2,500 Ameren Corporation                                            105,750
    5,900 American Electric Power Company, Inc.                         256,827
    5,600 Calpine Corporation +                                          94,024
    2,900 Cinergy Corporation                                            96,947
    2,400 CMS Energy Corporation                                         57,672
    3,900 Consolidated Edison Company                                   157,404
    3,030 Constellation Energy Group                                     80,447
    4,889 Dominion Resources, Inc.                                      293,829
    3,000 DTE Energy Company                                            125,820
   14,280 Duke Energy Corporation                                       560,633
    6,030 Edison International                                           91,053
    4,100 Entergy Corporation                                           160,351
    5,932 Exelon Corporation                                            284,024
    5,435 FirstEnergy Corporation                                       190,116
    3,200 FPL Group, Inc.                                               180,480
    2,600 KeySpan Corporation                                            90,090
    7,412 Mirant Corporation +                                          118,740
    2,900 Niagara Mohawk Holdings, Inc. +                                51,417
      700 People's Energy Corporation                                    26,551
    7,160 PG & E Corporation                                            137,758
    1,600 Pinnacle West Capital Corporation                              66,960
    2,700 PPL Corporation                                                94,095
    4,000 Progress Energy, Inc.                                         180,120
    5,500 Reliant Energy, Inc.                                          145,860
   12,780 Southern Company                                              323,973
    6,355 Xcel Energy, Inc.                                             176,288
                                                                   ------------

                                                                      4,230,535
                                                                   ------------

     WASTE MANAGEMENT -- 0.2%
    3,650 Allied Waste Industries, Inc. +                                51,319
   11,577 Waste Management, Inc.                                        369,422
                                                                   ------------

                                                                        420,741
                                                                   ------------

     WIRELESS TELECOMMUNICATION
          SERVICES -- 0.3%
   46,618 AT&T Wireless Services, Inc. +                                669,901
                                                                   ------------

TOTAL COMMON STOCKS
   (Cost $215,738,610)                                              192,688,201


U.S. TREASURY BILL-- 0.2%
   (Cost $497,148)
 $500,000 3.430%++, due 2/28/2002 **                               $    497,147
                                                                   ------------

REPURCHASE AGREEMENT-- 2.5%
   (Cost  $4,811,000)
4,811,000    Agreement with State Street Bank and Trust
             Company, 1.550% dated 12/31/2001, to be
             repurchased at $4,811,414 on 01/02/2002,
             collateralized by $4,950,000 U.S. Treasury Bill,
             1.790% maturing 06/20/2002 (value $4,907,925)            4,811,000
                                                                   ------------


TOTAL INVESTMENTS
   (Cost  $221,046,758*)                                 102.6%     197,996,348
OTHER ASSETS AND
LIABILITIES (NET)                                         (2.6)      (5,078,241)
                                                       -------    -------------

NET ASSETS                                               100.0%    $192,918,107
                                                       =======    =============



----------------
* Aggregate cost for Federal tax purposes is $222,876,434. ** Securities pledged as collateral for futures contracts.
+   Non-income producing security.
++  Rate represents annualized yield at date of purchase.
#   Percentage rounds to less than 0.1% of net assets.


ABBREVIATIONS:
GDR- Global Depository Receipts
NYR- New York Registered Shares




                       See Notes to Financial Statements.

                Munder Institutional S&P MidCap Index Equity Fund
                      Portfolio of Investments, December 31, 2001
              ------------------------------------------------------------------


SHARES                                                                    VALUE
--------------------------------------------------------------------------------



COMMON STOCKS -- 94.5%
     AGRICULTURAL MACHINERY -- 0.1%
    2,500 Agco Corporation                                          $     39,450
                                                                    ------------

     AIR TRAVEL -- 0.1%
      900 Alaska Air Group, Inc. +                                        26,190
                                                                    ------------

     APPAREL AND TEXTILES -- 1.1%
    1,114 Albany International Corporation                                 4,174
    2,400 American Eagle Outfitters, Inc. +                               62,808
    1,500 Coach, Inc. +                                                   58,470
    1,800 Mohawk Industries, Inc. +                                       98,784
      900 Rayonier, Inc.                                                  45,423
    1,300 The Timberland Company, Class A +                               48,204
    1,800 Unifi, Inc. +                                                   13,050
                                                                    ------------

                                                                         350,913
                                                                    ------------

     AUTOMOBILES -- 0.1%
    1,500 Federal Signal Corporation                                      33,405
                                                                    ------------

     AUTOMOBILE PARTS AND
          EQUIPMENT -- 0.9%
    2,225 ArvinMeritor, Inc.                                              43,699
      900 Borg Warner, Inc.                                               47,025
    2,200 Lear Corporation +                                              83,908
    1,100 Modine Manufacturing Company                                    25,663
    2,728 Pennzoil-Quaker State Company                                   39,420
      900 Superior Industries International, Inc.                         36,225
                                                                    ------------

                                                                         275,940
                                                                    ------------

     BANKS -- 5.9%
    5,150 Banknorth Group, Inc.                                           15,978
    1,600 City National Corporation                                       74,960
    4,300 Compass Bancshares, Inc.                                       121,690
    4,300 First Tennessee National Corporation                           155,918
    1,600 First Virginia Banks, Inc.                                      81,216
    5,400 Hibernia Corporation                                            96,066
    2,000 Independence Community Bank Corporation                         45,520
    3,200 M&T Bank Corporation                                           233,120
    3,600 Marshall & Ilsley Corporation                                  227,808

     BANKS -- (CONTINUED)
    2,400 Mercantile Bankshares Corporation                         $    103,296
    5,550 North Fork Bancorporation, Inc.                                177,544
    2,600 Pacific Century Financial Corporation                           67,314
    3,000 Roslyn Bancorp, Inc.                                            52,500
    1,600 Silicon Valley Bancshares +                                     42,768
    3,900 The Colonial BancGroup, Inc.                                    54,951
    1,700 Webster Financial Corporation                                   53,601
    1,200 Westamerica Bancorp                                             47,484
    1,100 Wilmington Trust Corporation                                    69,641
                                                                    ------------

                                                                       1,821,375
                                                                    ------------

     BANKING AND FINANCIAL
          SERVICES -- 2.9%
    2,900 AmeriCredit Corporation +                                       91,495
    2,300 Certegy, Inc. +                                                 78,706
    2,900 FirstMerit Corporation                                          78,561
    4,600 Golden State Bancorp, Inc.                                     120,290
    1,700 Greater Bay Bancorp                                             48,586
    3,400 GreenPoint Financial Corporation                               121,550
    1,100 Investors Financial Services Corporation                        72,831
    6,980 National Commerce Financial Corporation                        176,594
    2,400 Neuberger Berman, Inc.                                         105,360
                                                                    ------------

                                                                         893,973
                                                                    ------------

     BIOTECHNOLOGY -- 1.8%
    3,300 Gilead Sciences, Inc. +                                        216,876
    2,300 Incyte Genomics, Inc. +                                         44,988
    7,580 Millennium Pharmaceuticals, Inc. +                             185,786
    3,000 Protein Design Labs, Inc. +                                     98,400
                                                                    ------------

                                                                         546,050
                                                                    ------------

     BROADCASTING -- 1.3%
    3,800 Belo (A.H.) Corporation                                         71,250
    1,600 Emmis Communications Corporation, Class A +                     37,824
    1,500 Entercom Communications Corporation +                           75,000
    3,700 Hispanic Broadcasting Corporation +                             94,350
    3,700 Westwood One, Inc. +                                           111,185
                                                                    ------------

                                                                         389,609
                                                                    ------------





                       See Notes to Financial Statements.

                Munder Institutional S&P MidCap Index Equity Fund
                      Portfolio of Investments, December 31, 2001
                            (Continued)
              ------------------------------------------------------------------


SHARES                                                                    VALUE
--------------------------------------------------------------------------------



COMMON STOCKS -- (CONTINUED)
     BUILDING CONSTRUCTION -- 0.6%
    1,500 Dycom Industries, Inc. +                                    $   25,065
    1,400 Harsco Corporation                                              48,020
    2,200 Lennar Corporation                                             103,004
                                                                      ----------

                                                                         176,089
                                                                      ----------

     BUSINESS SERVICES -- 6.4%
    3,000 Acxiom Corporation +                                            52,410
    3,900 Apollo Group, Inc. +                                           175,539
    1,527 Avocent Corporation +                                           37,030
      800 Banta Corporation                                               23,616
    1,900 Catalina Marketing Corporation +                                65,930
    5,000 Ceridian Corporation +                                          93,750
    2,600 CheckFree Corporation +                                         46,800
    2,150 ChoicePoint, Inc. +                                            108,983
    1,800 CSG Systems International, Inc. +                               72,810
    2,400 DeVry, Inc. +                                                   68,280
    2,700 Dun & Bradstreet Corporation +                                  95,310
    2,900 Gartner Group, Inc., Class B +                                  32,480
      950 Gtech Holdings Corporation +                                    43,026
      900 Jacobs Engineering Group, Inc. +                                59,400
    1,200 Kelly Services, Inc.                                            26,268
    1,300 Korn/Ferry International +                                      13,845
    2,600 Manpower, Inc.                                                  87,646
    3,300 Modis Professional Services, Inc.                               23,562
      900 NCO Group, Inc. +                                               20,610
    3,100 Polycom, Inc. +                                                106,640
    2,100 Quanta Services, Inc. +                                         32,403
    1,900 RSA Security, Inc. +                                            33,174
    2,100 Sothebys Holdings, Inc. +                                       34,881
    9,500 Sun Guard Data Systems +                                       274,835
    1,300 Sylvan Learning Systems, Inc. +                                 28,691
    2,000 The BISYS Group, Inc. +                                        127,980
    2,371 Titan Corporation +                                             59,156
    2,500 United Rentals, Inc. +                                          56,750
    3,000 Viad Corporation                                                71,040
                                                                      ----------

                                                                       1,972,845
                                                                      ----------


     CHEMICALS -- 2.4%
    1,500 Albemarle Corporation                                       $   36,000
    2,100 Cabot Corporation                                               74,970
      780 Cabot Microelectronics Corporation +                            61,815
    3,854 Crompton Corporation                                            34,686
    1,400 Cytec Industries, Inc. +                                        37,800
    1,200 Ferro Corporation                                               30,960
    1,100 FMC Corporation +                                               65,450
    1,000 Fuller (H.B.) Company                                           28,770
    3,900 IMC Global, Inc.                                                50,700
    1,700 Lubrizol Corporation                                            59,653
      700 Minerals Technologies, Inc.                                     32,648
    1,500 Olin Corporation                                                24,210
    3,500 R.P.M., Inc.                                                    50,610
    1,000 Schulman (A.), Inc.                                             13,650
    3,600 Solutia, Inc.                                                   50,472
    1,700 Valspar Corporation                                             67,320
                                                                      ----------

                                                                         719,714
                                                                      ----------

     COAL -- 0.1%
    1,800 Arch Coal, Inc.                                                 40,860
                                                                      ----------

     COMMERCIAL SERVICES &
          SUPPLIES -- 0.4%
    5,800 Republic Services, Inc. +                                      115,826
                                                                      ----------

     COMMUNICATION EQUIPMENT -- 0.8%
    2,300 Harris Corporation                                              70,173
    1,600 Plantronics, Inc. +                                             41,024
    2,200 Powerwave Technologies, Inc. +                                  38,016
    5,700 RF Micro Devices, Inc. +                                       109,611
                                                                      ----------

                                                                         258,824
                                                                      ----------

     COMPUTERS AND BUSINESS
          EQUIPMENT -- 1.2%
    2,400 Diebold, Inc.                                                   97,056
    5,300 Quantum Corporation-- DLT & Storage Systems +                   52,205
    3,600 Storage Technology Corporation +                                74,412
    3,400 Sybase, Inc. +                                                  53,584
    1,900 Tech Data Corporation +                                         82,232
    1,300 Transaction Systems Architects, Inc., Class A +                 15,938
                                                                      ----------

                                                                         375,427
                                                                      ----------





                       See Notes to Financial Statements.

                Munder Institutional S&P MidCap Index Equity Fund
                      Portfolio of Investments, December 31, 2001
                            (Continued)
              ------------------------------------------------------------------


SHARES                                                                    VALUE
--------------------------------------------------------------------------------



COMMON STOCKS -- (CONTINUED)
     COMPUTER HARDWARE, SOFTWARE OR
          SERVICES -- 7.7%
   11,900 3Com Corporation                                            $   75,922
    1,200 Advent Software, Inc. +                                         59,940
    2,100 Affiliated Computer Services, Inc., Class A +                  222,873
    8,800 Ascential Software Corporation +                                35,640
    8,300 Cadence Design Systems, Inc. +                                 181,936
    4,100 DST Systems, Inc. +                                            204,385
    4,700 Electronic Arts +                                              281,765
    6,600 Enterasys Networks, Inc. +                                      58,410
    1,200 Imation Corporation +                                           25,896
    1,300 InFocus Corporation +                                           28,626
    1,600 Internet Security Systems, Inc. +                               51,296
    3,000 Jack Henry & Associates, Inc.                                   65,520
    2,600 Keane, Inc. +                                                   46,878
    3,000 Legato Systems, Inc. +                                          38,910
    2,000 Macromedia, Inc. +                                              35,600
    1,700 Macrovision Corporation +                                       59,874
    3,800 McDATA Corporation, Class A +                                   93,100
    2,200 Mentor Graphics Corporation +                                   51,854
    1,700 National Instruments Corporation +                              63,682
    4,750 Networks Assocs, Inc. +                                        122,787
    6,600 Rational Software Corporation +                                128,700
    1,700 Retek, Inc. +                                                   50,779
    2,300 SanDisk Corporation +                                           33,120
    1,400 Sykes Enterprises, Inc. +                                       13,076
    2,400 Symantec Corporation +                                         159,192
    2,000 Synopsys, Inc. +                                               118,140
    2,650 Wind River Systems, Inc. +                                      47,462
                                                                      ----------

                                                                       2,355,363
                                                                      ----------

     CONSTRUCTION MATERIALS -- 0.7%
    1,300 Fastenal Company                                                86,359
    1,450 Granite Construction, Inc.                                      34,916
    1,700 Martin Marietta Materials, Inc.                                 79,220
                                                                      ----------

                                                                         200,495
                                                                      ----------

     CONSUMER PRODUCTS AND
          SERVICES -- 0.2%
    1,600 Blyth, Inc.                                                     37,200
    1,000 Rollins, Inc.                                                   20,000
                                                                      ----------

                                                                          57,200
                                                                      ----------


     DIVERSIFIED -- 0.5%
    2,400 American Standard Companies, Inc. +                         $  163,752
       58 Curtiss-Wright Corporation, Class B                              2,697
                                                                      ----------

                                                                         166,449
                                                                      ----------

     DOMESTIC OIL -- 1.3%
    1,500 Murphy Oil Corporation                                         126,060
    1,900 Noble Affiliates, Inc.                                          67,051
    2,500 Ultramar Diamond Shamrock Corporation                          123,700
    2,100 Valero Energy Corporation                                       80,052
                                                                      ----------

                                                                         396,863
                                                                      ----------

     DRUGS AND HEALTH CARE -- 6.5%
    1,900 Apria Healthcare Group, Inc. +                                  47,481
    1,400 Barr Laboratories, Inc. +                                      111,104
    1,900 COR Therapeutics, Inc. +                                        45,467
    2,000 Covance, Inc. +                                                 45,400
    2,700 Express Scripts, Inc., Class A +                               126,252
    4,200 Health Net, Inc. +                                              91,476
    2,800 ICN Pharmaceuticals, Inc.                                       93,800
    5,200 IDEC Pharmaceuticals Corporation +                             358,436
    6,700 Ivax Corporation +                                             134,938
    3,700 Lincare Holdings, Inc. +                                       106,005
    4,300 Mylan Labs, Inc.                                               161,250
    3,200 Omnicare, Inc.                                                  79,616
    3,100 Oxford Health Plans, Inc. +                                     93,434
    1,200 PacifiCare Health Systems, Inc. +                               19,200
    2,500 Perrigo Company +                                               29,550
    3,300 Quest Diagnostics, Inc. +                                      236,643
    2,700 Sepracor, Inc. +                                               154,062
    2,600 Vertex Pharmaceuticals, Inc. +                                  63,934
                                                                      ----------

                                                                       1,998,048
                                                                      ----------

     ELECTRIC UTILITIES -- 1.5%
    2,800 ALLETE                                                          70,560
    1,500 Cleco Corporation                                               32,955
    4,300 DPL, Inc.                                                      103,544
    1,900 DQE, Inc.                                                       35,967
    2,100 Great Plains Energy, Inc.                                       52,920
    2,400 MDU Resources Group, Inc.                                       67,560
    3,436 Sierra Pacific Resources                                        51,712
    2,400 Western Resources, Inc.                                         41,280
                                                                      ----------

                                                                         456,498
                                                                      ----------


                       See Notes to Financial Statements.

               Munder Institutional S&P MidCap Index Equity Fund
                     Portfolio of Investments, December 31, 2001
                           (Continued)
              ------------------------------------------------------------------


SHARES                                                                    VALUE
--------------------------------------------------------------------------------



COMMON STOCKS -- (CONTINUED)
     ELECTRICAL EQUIPMENT -- 1.7%
    1,100 AMETEK, Inc.                                               $   35,079
    3,400 Arrow Electronics, Inc. +                                     101,660
   15,900 Atmel Corporation +                                           117,183
    2,050 Credence Systems Corporation +                                 38,068
    1,800 Dentsply International, Inc.                                   90,360
    3,100 Energizer Holdings, Inc. +                                     59,055
    2,000 Hubbell, Inc.                                                  58,760
    1,875 Ucar International, Inc. +                                     20,063
                                                                     ----------

                                                                        520,228
                                                                     ----------

     ELECTRONICS -- 4.9%
    1,300 ADTRAN, Inc. +                                                 33,176
    3,974 Avnet, Inc.                                                   101,218
    2,750 Cirrus Logic, Inc. +                                           36,355
    4,100 Cypress Semiconductor Corporation +                            81,713
      900 DSP Group, Inc. +                                              20,934
    3,600 Integrated Device Technology, Inc. +                           95,724
    2,200 International Rectifier Corporation +                          76,736
    2,900 KEMET Corporation +                                            51,475
    1,375 L-3 Communications Holding, Inc. +                            123,750
    4,300 Lam Research Corporation +                                     99,846
    3,700 Lattice Semiconductor Corporation +                            76,109
    1,700 LTX Corporation +                                              35,598
    3,125 Micrel, Inc. +                                                 81,969
    4,524 Microchip Technology, Inc. +                                  175,260
    1,300 MIPS Technologies, Inc., Class B +                             10,374
    1,200 Newport Corporation                                            23,136
    1,400 Plexus Corporation +                                           37,184
    2,400 Semtech Corporation +                                          85,656
      400 Sequa Corporation +                                            19,008
    1,300 Teleflex, Inc.                                                 61,503
    3,100 TranSwitch Corporation +                                       13,950
    4,475 TriQuint Semiconductor, Inc. +                                 54,863
    5,427 Vishay Intertechnology, Inc. +                                105,826
                                                                     ----------

                                                                      1,501,363
                                                                     ----------

     ENERGY AND RESOURCES -- 0.3%
    1,700 Covanta Energy Corporation +                                    7,684
    2,200 Equitable Resources, Inc.                                      74,954
                                                                     ----------

                                                                         82,638
                                                                     ----------


     ENERGY EQUIPMENT &
          SERVICES -- 0.1%
    2,200 FMC Technologies, Inc. +                                   $   36,190
                                                                     ----------

     FINANCIAL SERVICES -- 3.4%
    2,300 American Financial Group, Inc.                                 56,465
    2,227 Associated Banc Corporation                                    78,591
   12,650 E*TRADE Group, Inc. +                                         129,662
    2,700 Edwards (A.G.), Inc.                                          119,259
    2,100 IndyMac Bancorp, Inc. +                                        49,098
    1,700 Investment Technology Group, Inc. +                            66,419
    2,000 LaBranche & Company, Inc. +                                    68,920
    2,300 Legg Mason, Inc.                                              114,954
    2,200 Metris Companies, Inc.                                         56,562
    1,700 Provident Financial Group, Inc.                                44,676
    3,700 SEI Investments Company                                       166,907
    2,700 Waddell & Reed Financial, Inc., Class A                        86,940
                                                                     ----------

                                                                      1,038,453
                                                                     ----------

     FOOD & BEVERAGES -- 2.4%
    1,200 Bob Evans Farms, Inc.                                          29,484
    1,900 Dole Food, Inc.                                                50,977
    1,200 Dreyers Grand Ice Cream, Inc.                                  46,212
    4,700 Hormel Foods Corporation                                      126,289
    1,700 Interstate Bakeries Corporation                                41,106
    2,400 Mccormick & Company, Inc.                                     100,728
    5,350 PepsiAmericas, Inc.                                            73,830
    1,600 Sensient Technologies Corporation                              33,296
      800 Smucker (J.M.) Company                                         28,304
    1,717 Tootsie Roll Industries, Inc.                                  67,100
   11,850 Tyson Foods, Inc.                                             136,868
                                                                     ----------

                                                                        734,194
                                                                     ----------

     FOOD PRODUCTS -- 0.6%
    1,514 Dean Foods Company +                                          103,255
    3,800 Smithfield Foods, Inc. +                                       83,752
                                                                     ----------

                                                                        187,007
                                                                     ----------

     GAS AND PIPELINE UTILITIES-- 1.8%
    1,900 AGL Resources, Inc.                                            43,738
    3,400 American Water Works, Inc.                                    141,950
    2,700 National Fuel Gas Company                                      66,690
    2,000 ONEOK, Inc.                                                    35,680
    2,800 Questar Corporation                                            70,140
    3,600 SCANA Corporation                                             100,188
    1,100 Western Gas Resources, Inc.                                    35,552
    1,700 WGL Holdings, Inc.                                             49,419
                                                                     ----------

                                                                        543,357
                                                                     ----------



                       See Notes to Financial Statements.

                Munder Institutional S&P MidCap Index Equity Fund
                      Portfolio of Investments, December 31, 2001
                            (Continued)
              ------------------------------------------------------------------


SHARES                                                                    VALUE
--------------------------------------------------------------------------------



COMMON STOCKS -- (CONTINUED)
     HOME FURNISHINGS AND
          HOUSEWARES -- 0.2%
    1,700 Furniture Brands International, Inc. +                     $   54,434
                                                                     ----------

     HOTELS AND RESTURANTS -- 1.2%
    3,350 Brinker International, Inc. +                                  99,696
    1,900 CBRL Group, Inc.                                               55,936
    3,200 Extended Stay America, Inc. +                                  52,480
    2,400 Mandalay Resort Group +                                        51,360
    2,650 Outback Steakhouse, Inc. +                                     90,763
      800 Papa John's International, Inc. +                              21,984
                                                                     ----------

                                                                        372,219
                                                                     ----------

     HOUSEHOLD PRODUCTS -- 0.7%
    1,300 Church & Dwight, Inc.                                          34,619
    3,200 Dial Corporation                                               54,880
    2,100 Hillenbrand Industries, Inc.                                  116,067
                                                                     ----------

                                                                        205,566
                                                                     ----------

     INDUSTRIAL MACHINERY -- 1.9%
    2,400 Airgas, Inc. +                                                 36,288
    1,500 Donaldson Company, Inc.                                        58,260
    3,775 Grant Pride, Inc. +                                            43,413
    1,000 Kaydon Corporation                                             22,680
    1,100 Kennametal, Inc.                                               44,297
    1,100 Nordson Corporation                                            29,051
    1,380 SPX Corporation +                                             188,922
    1,000 Stewart & Stevenson Services, Inc.                             18,810
      600 Tecumseh Products Company, Class A                             30,378
    3,240 Varco International, Inc. +                                    48,535
    1,300 York International Corporation                                 49,569
                                                                     ----------

                                                                        570,203
                                                                     ----------

     INSURANCE -- 3.8%
    1,800 Allmerica Financial Corporation                                80,190
    2,900 Arthur J. Gallagher & Company                                 100,021
    1,600 Everest Re Group, Ltd.                                        113,120
    2,900 Fidelity National Financial, Inc.                              71,920
    2,100 HCC Insurance Holdings, Inc.                                   57,855
    1,400 Horace Mann Educators Corporation                              29,708
    1,900 Leucadia National Corporation                                  54,853
    2,000 Ohio Casualty Corporation                                      32,100

     INSURANCE -- (CONTINUED)
    4,050 Old Republic International Corporation                     $  113,440
    1,550 PMI Group, Inc.                                               103,866
    2,300 Protective Life Corporation                                    66,539
    3,200 Radian Group, Inc.                                            137,440
    1,000 StanCorp Financial Group, Inc.                                 47,250
    1,600 The MONY Group, Inc.                                           55,312
    2,300 Unitrin, Inc.                                                  90,896
                                                                     ----------

                                                                      1,154,510
                                                                     ----------

     IT CONSULTING & SERVICES -- 0.3%
    2,400 Eaton Vance Corporation                                        85,320
                                                                     ----------

     LEISURE TIME -- 0.9%
    2,700 Callaway Golf Company                                          51,705
    1,800 International Speedway Corporation, Class A                    70,380
   10,300 Park Place Entertainment Corporation +                         94,451
    3,100 Six Flags, Inc. +                                              47,678
                                                                     ----------

                                                                        264,214
                                                                     ----------

     MEDICAL INSTRUMENTS -- 1.6%
    3,600 Apogent Technologies, Inc. +                                   92,880
    2,100 Beckman Coulter, Inc.                                          93,030
    4,000 Cytyc Corporation +                                           104,400
    2,000 Edwards Lifesciences Corporation +                             55,260
    2,300 Patterson Dental Company +                                     94,139
    2,400 STERIS Corporation +                                           43,848
                                                                     ----------

                                                                        483,557
                                                                     ----------

     MEDICAL SERVICES -- 1.5%
    3,400 First Health Group Corporation +                               84,116
    1,500 Henry Schein, Inc. +                                           55,545
    1,300 LifePoint Hospitals, Inc. +                                    44,252
    2,469 Triad Hospitals, Inc. +                                        72,465
    1,200 Trigon Healthcare, Inc. +                                      83,340
    2,100 Universal Health Services, Inc., Class B +                     89,838
    1,900 VISX, Inc. +                                                   25,175
                                                                     ----------

                                                                        454,731
                                                                     ----------

     MOBILE HOMES -- 0.3%
    4,699 Clayton Homes, Inc.                                            80,353
                                                                     ----------


                       See Notes to Financial Statements.

                Munder Institutional S&P MidCap Index Equity Fund
                      Portfolio of Investments, December 31, 2001
                            (Continued)
              ------------------------------------------------------------------


SHARES                                                                    VALUE
--------------------------------------------------------------------------------



COMMON STOCKS -- (CONTINUED)
     NEWSPAPERS -- 0.9%
    1,500 Lee Enterprises, Inc.                                      $   54,555
      800 Media General, Inc.                                            39,864
      317 Washington Post Company                                       168,010
                                                                     ----------

                                                                        262,429
                                                                     ----------

     OFFICE FURNISHINGS AND
          SUPPLIES -- 0.7%
    2,000 Hon Industries, Inc.                                           55,300
    2,600 Miller Herman, Inc.                                            61,516
    2,400 Reynolds & Reynolds Company                                    58,200
    1,400 Wallace Computer Series, Inc.                                  26,586
                                                                     ----------

                                                                        201,602
                                                                     ----------

     OIL AND GAS -- 4.0%
    5,600 BJ Services Company +                                         181,720
    1,800 Cooper Cameron Corporation +                                   72,648
    4,600 ENSCO International, Inc.                                     114,310
    1,500 Flowserve Corporation +                                        39,915
    1,600 Forest Oil Corporation                                         45,136
    2,200 Hanover Compressor Company +                                   55,572
    1,700 Helmerich & Payne, Inc.                                        56,746
    4,000 Lyondell Petrochemical Company                                 57,320
    2,800 National-Oilwell, Inc. +                                       57,708
    5,888 Ocean Energy, Inc.                                            113,050
    2,600 Patterson-UTI Energy, Inc. +                                   60,606
    3,300 Pioneer Natural Resources Company +                            63,558
    4,500 Pride International, Inc. +                                    67,950
    1,700 Smith International, Inc. +                                    91,154
    3,875 Weatherford International, Inc. +                             144,382
                                                                     ----------

                                                                      1,221,775
                                                                     ----------

     PAPER -- 1.3%
    1,900 Bowater, Inc.                                                  90,630
    1,500 Glatfelter (P.H.) Company                                      23,370
    1,700 Longview Fibre Company                                         20,077
    3,600 Packaging Corporation of America +                             65,340
    1,700 Pentair, Inc.                                                  62,067
    1,000 Potlatch Corporation                                           29,320
    3,300 Sonoco Products Company                                        87,714
    1,800 Wausau Mosinee Paper Corporation                               21,780
                                                                     ----------

                                                                        400,298
                                                                     ----------


     PUBLISHING -- 0.9%
    2,100 Harte Hanks, Inc.                                          $   59,157
    3,400 Readers Digest Association, Inc., Class A (non-voting)         78,472
    1,200 Scholastic Corporation +                                       60,396
    1,800 Valassis Communications, Inc. +                                64,116
                                                                     ----------

                                                                        262,141
                                                                     ----------

     RAILROADS AND EQUIPMENT -- 0.3%
    1,700 GATX Corporation                                               55,284
    1,500 Trinity Industries, Inc.                                       40,755
                                                                     ----------

                                                                         96,039
                                                                     ----------

     REAL ESTATE -- 0.4%
    2,100 Hospitality Properties Trust                                   61,950
    3,000 New Plan Excel Realty Trust                                    57,150
                                                                     ----------

                                                                        119,100
                                                                     ----------

     RETAIL -- 3.4%
    3,400 Abercrombie & Fitch Company +                                  90,202
    2,300 Barnes & Noble, Inc. +                                         68,080
    2,500 BJs Wholesale Club, Inc. +                                    110,250
    2,800 Borders Group, Inc. +                                          55,552
    3,000 CDW Computer Centers, Inc. +                                  161,130
    1,700 Claire S Stores, Inc.                                          25,670
    3,799 Dollar Tree Stores, Inc. +                                    117,427
    1,000 Lands End, Inc. +                                              50,160
    1,300 Long's Drug Stores Company                                     30,394
    1,600 Neiman Marcus Group, Inc., Class A +                           49,712
      800 Payless Shoesource, Inc. +                                     44,920
    2,700 Ross Stores, Inc.                                              86,616
    1,600 Ruddick Corporation                                            25,584
    4,792 Saks, Inc. +                                                   44,757
    1,900 Williams-Sonoma, Inc. +                                        81,510
                                                                     ----------

                                                                      1,041,964
                                                                     ----------

     SAVINGS AND LOAN -- 1.7%
    3,100 Astoria Financial Corporation                                  82,026
    4,000 Dime Bancorp, Inc.                                            144,320
    3,500 New York Community Bancorp, Inc.                               80,045
    8,400 Sovereign Bancorp, Inc.                                       102,816
    2,600 TCF Financial Corporation                                     124,748
                                                                     ----------

                                                                        533,955
                                                                     ----------

                       See Notes to Financial Statements.

               Munder Institutional S&P MidCap Index Equity Fund
                     Portfolio of Investments, December 31, 2001
                           (Continued)
              ------------------------------------------------------------------



SHARES                                                                    VALUE
--------------------------------------------------------------------------------



COMMON STOCKS -- (CONTINUED)
     SCHOOLS -- 0.1%
    1,200 Education Management Corporation +                        $    43,500
                                                                    -----------

     SEMICONDUCTOR EQUIPMENT &
          PRODUCTS -- 0.5%
    2,400 Cree, Inc. +                                                   70,704
    3,400 Fairchild Semiconductor Corporation, Class A +                 95,769
                                                                    -----------

                                                                        166,473
                                                                    -----------

     STEEL -- 0.4%
    3,700 AK Steel Holding Corporation                                   42,106
      800 Carpenter Technology Corporation                               21,296
    1,800 Precision Castparts Corporation                                50,850
                                                                    -----------

                                                                        114,252
                                                                    -----------

     TECHNOLOGY -- 0.3%
    1,100 FEI Company +                                                  34,661
    2,600 Gentex Corporation +                                           69,498
                                                                    -----------

                                                                        104,159
                                                                    -----------

     TELECOMMUNICATIONS -- 1.2%
    2,800 Advanced Fibre Communications, Inc. +                          49,476
    7,500 Broadwing, Inc. +                                              71,250
    1,800 CommScope, Inc. +                                              38,286
    1,900 Price Communications Corporation +                             36,271
    2,000 Telephone & Data Systems, Inc.                                179,500
                                                                    -----------

                                                                        374,783
                                                                    -----------

     TIRE AND RUBBER -- 0.3%
      700 Bandag, Inc.                                                   24,332
    1,000 Carlisle Companies, Inc.                                       36,980
    1,300 Lancaster Colony Corporation                                   46,163
                                                                    -----------

                                                                        107,475
                                                                    -----------

     TOBACCO -- 0.7%
    3,300 R.J. Reynolds Tobacco Holdings, Inc.                          185,790
      900 Universal Corporation                                          32,769
                                                                    -----------

                                                                        218,559
                                                                    -----------


     TRUCKING AND FREIGHT
          FORWARDING -- 1.9%
    1,600 Airborne, Inc.                                            $    23,728
    1,400 Alexander & Baldwin, Inc.                                      37,380
    1,300 Atlas Air, Inc. +                                              19,045
    2,900 C.H. Robinson Worldwide, Inc.                                  83,853
    1,700 CNF Transportation, Inc.                                       57,035
    1,600 EGL, Inc. +                                                    22,320
    1,800 Expeditors International of Washington, Inc.                  102,510
    1,200 Hunt (J.B.) Transport Services, Inc. +                         27,840
    1,200 Overseas Shipholding Group, Inc.                               27,000
    1,896 Pittston Brinks Group                                          41,902
    2,950 Swift Transportation Co., Inc. +                               63,455
    2,100 Tidewater, Inc.                                                71,190
                                                                    -----------

                                                                        577,258
                                                                    -----------

     UTILITIES -- 3.4%
    3,000 Alliant Energy Corporation                                     91,080
      900 Black Hills Corporation                                        30,456
    2,975 Conectiv                                                       72,858
    4,000 Energy East Corporation                                        75,960
    1,200 Hawaiian Electric Industries, Inc.                             48,336
    1,300 Idacorp, Inc.                                                  52,780
    3,500 Montana Power Company                                          20,125
    4,800 Northeast Utilities                                            84,624
    1,800 NSTAR                                                          80,730
    2,700 OGE Energy Corporation                                         62,316
    3,700 Potomac Electric Power Company                                 83,509
    1,300 Public Service Company of New Mexico                           36,335
    3,000 Puget Energy, Inc.                                             65,670
    3,900 Utilicorp United, Inc.                                         98,163
    2,266 Vectren Corporation                                            54,338
    4,000 Wisconsin Energy Corporation                                   90,240
                                                                    -----------

                                                                      1,047,520
                                                                    -----------

TOTAL COMMON STOCKS
   (Cost $28,637,690)                                                28,929,225
                                                                    -----------




                       See Notes to Financial Statements.

                Munder Institutional S&P MidCap Index Equity Fund
                      Portfolio of Investments, December 31, 2001
                            (Continued)
                ----------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                    VALUE
--------------------------------------------------------------------------------


U.S. TREASURY BILL -- 0.7%
   (Cost  $198,866)
$ 200,000 3.430%++, due 2/28/2002 **                                 $  198,866
                                                                     ----------


REPURCHASE AGREEMENT -- 4.7%
   (Cost  $1,427,000)
1,427,000   Agreement with State Street Bank and Trust Company,
            1.550% dated 12/31/2001, to be repurchased at
            $1,427,123 on 01/02/2002, collateralized by $1,459,803
            U.S. Treasury Bill, 1.620% maturing 01/03/2002(value
            $1,459,270)                                               1,427,000
                                                                     ----------

OTHER INVESTMENTS***
   (Cost $442,668)                                1.4%                 442,668
                                         ------------              ------------


TOTAL INVESTMENTS
   (Cost $30,706,224*)                          101.3%             $ 30,997,759
OTHER ASSETS AND
LIABILITIES (NET)                                (1.3)                 (393,666)
                                         ------------              ------------

NET ASSETS                                      100.0%             $ 30,604,093
                                         ============              ============

------------------

*   Aggregate cost for Federal tax purposes is $30,961,775.
**  Securities pledged as collateral for futures contracts.
*** As of Decmeber 31, 2001, the market value of the securities on loan is
    $420,090. Collateral received for securities loaned of $422,668 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
+   Non-income producing security.
++  Rate represents annualized yield at date of purchase.

               Munder Institutional S&P SmallCap Index Equity Fund
                     Portfolio of Investments, December 31, 2001
              ------------------------------------------------------------------


SHARES                                                                    VALUE
--------------------------------------------------------------------------------




COMMON STOCKS -- 99.5%
     ADVERTISING -- 0.3%
    4,760 ADVO, Inc. +                                              $  204,680
    7,500 Penton Media, Inc.                                            46,950
                                                                    ----------

                                                                       251,630
                                                                    ----------

     AEROSPACE AND DEFENSE -- 1.5%
    6,310 AAR Corporation                                               56,853
    5,845 Alliant Techsystems, Inc. +                                  451,234
    7,150 Armor Holdings, Inc. +                                       192,978
    8,290 BE Aerospace, Inc. +                                          76,019
   10,090 Gencorp, Inc.                                                142,370
    7,450 Teledyne Technologies, Inc. +                                121,361
    3,700 Triumph Group, Inc. +                                        120,250
    2,600 Woodward Governor Company                                    151,450
                                                                    ----------

                                                                     1,312,515
                                                                    ----------

     AGRICULTURAL MACHINERY -- 0.6%
    8,470 AptarGroup, Inc.                                             296,704
    8,950 Delta & Pine Land Company                                    202,538
    2,830 Lindsay Manufacturing Company                                 54,761
                                                                    ----------

                                                                       554,003
                                                                    ----------

     AIR TRAVEL -- 0.9%
   10,320 Atlantic Coast Airlines Holdings, Inc. +                     240,353
    6,600 Frontier Airlines, Inc. +                                    112,200
    7,560 Mesa Air Group, Inc. +                                        56,851
    3,190 Midwest Express Holdings, Inc. +                              46,574
   13,400 SkyWest, Inc.                                                341,030
                                                                    ----------

                                                                       797,008
                                                                    ----------

     APPAREL AND TEXTILES -- 1.7%
    2,060 Angelica Corporation                                          22,330
    3,180 Ashworth, Inc. +                                              25,090
    5,700 Christopher & Banks Corporation +                            195,225
    4,830 G & K Services                                               156,009
    1,630 Haggar Corporation                                            17,686
    2,240 K-Swiss, Inc.                                                 74,480
    5,320 Kellwood Company                                             127,733
    7,840 Nautica Enterprises, Inc. +                                  100,274
    2,840 Oshkosh B' Gosh, Inc.                                        119,110
    1,830 Oxford Industries, Inc.                                       43,188
    6,400 Phillips Van Heusen Corporation                               69,760

     APPAREL AND TEXTILES-- (CONTINUED)
    5,500 Quiksilver, Inc. +                                        $   94,600
    7,500 Russell Corporation                                          112,575
    9,870 Stride Rite Corporation                                       64,648
    7,500 Wellman, Inc.                                                116,175
    9,760 Wolverine World Wide, Inc.                                   146,888
                                                                    ----------

                                                                     1,485,771
                                                                    ----------

     AUTOMOBILES -- 0.3%
    5,460 Group 1 Automotive, Inc. +                                   155,665
    3,050 Standard Motor Products, Inc.                                 42,395
    5,330 Wabash National Corporation                                   41,574
                                                                    ----------

                                                                       239,634
                                                                    ----------

     AUTOMOBILE PARTS AND
          EQUIPMENT -- 1.9%
    5,670 Clarcor, Inc.                                                153,941
   14,090 Copart, Inc. +                                               512,453
    2,870 Insurance Auto Auctions, Inc. +                               41,644
    3,500 Midas, Inc.                                                   40,250
   12,440 O'Reilly Automotive, Inc. +                                  453,687
   12,100 Pep Boys-- Manny, Moe & Jack                                 207,515
    6,890 Standard Pacific Corporation                                 167,565
    4,860 TBC Corporation +                                             65,075
   11,380 Tower Automotive, Inc. +                                     102,761
                                                                    ----------

                                                                     1,744,891
                                                                    ----------

     BANKS -- 0.1%
    4,000 Dime Community Bancshares                                    112,240
                                                                    ----------

     BANKING AND FINANCIAL
          SERVICES -- 6.7%
    4,900 American Financial Holdings, Inc.                            124,509
    5,820 Anchor Bancorp Wisconsin, Inc.                               103,247
    5,100 Boston Private Financial Holdings, Inc.                      112,557
    7,612 Chittenden Corporation                                       210,091
   15,452 Commerce Bancorp, Inc.                                       607,882
    9,440 Community First Bankshares, Inc.                             242,514
   12,150 Cullen Frost Bankers, Inc.                                   375,192
    5,400 East West Bancorp, Inc.                                      139,050
    3,800 Financial Federal Corporation +                              118,750
    6,170 First BanCorp                                                175,845
   11,537 First Midwest Bancorp, Inc.                                  336,765
    3,300 First Republic Bank +                                         79,695



                       See Notes to Financial Statements.

               Munder Institutional S&P SmallCap Index Equity Fund
                     Portfolio of Investments, December 31, 2001
                           (Continued)
              ------------------------------------------------------------------


SHARES                                                                    VALUE
--------------------------------------------------------------------------------



COMMON STOCKS -- (CONTINUED)
     BANKING AND FINANCIAL
          SERVICES --  (CONTINUED)
    4,000 FirstFed Financial Corporation +                          $  102,520
    2,700 GBC Bancorp                                                   79,650
   10,878 Hudson United Bancorp                                        312,199
    5,870 Jefferies Group, Inc.                                        248,360
    5,270 MAF Bancorp, Inc.                                            155,465
    5,979 Provident Bankshares Corporation                              45,290
    6,640 Riggs National Corporation                                    92,761
    9,730 South Financial Group, Inc.                                  172,707
    7,800 Southwest Bancorporation of Texas, Inc. +                    236,106
   14,900 Staten Island Bancorp, Inc.                                  243,019
    9,925 Sterling Bancshares, Inc.                                    124,261
    9,290 Susquehanna Bancshares, Inc.                                 193,696
   16,841 TrustCo Bank Corporation NY                                  211,691
    4,600 UCBH Holdings, Inc.                                          130,824
   10,640 United Bankshares, Inc.                                      307,070
   13,600 Washington Federal, Inc.                                     350,608
    6,130 Whitney Holding Corporation                                  268,800
                                                                    ----------

                                                                     6,001,124
                                                                    ----------

     BROADCASTING -- 0.1%
   12,930 General Communication, Inc. +                                110,293
                                                                    ----------

     BUILDING CONSTRUCTION -- 1.5%
    6,620 Apogee Enterprises, Inc.                                     104,728
   18,163 D.R. Horton, Inc.                                            589,571
    5,550 Hughes Supply, Inc.                                          171,329
    1,800 NVR, Inc. +                                                  367,200
    6,280 Sturm Ruger & Company, Inc.                                   75,234
                                                                    ----------

                                                                     1,308,062
                                                                    ----------

     BUILDING MATERIALS -- 1.5%
    5,700 ABM Industries, Inc.                                         178,695
    3,130 Building Materials Holdings Corporation +                     33,961
    1,530 Butler Manufacturing Company                                  42,381
    3,850 Commonwealth Industries, Inc.                                 18,095
    4,490 Elcor Chemical Corporation                                   124,777
    3,500 EMCOR Group, Inc. +                                          158,900
    7,700 Fleetwood Enterprises                                         87,241
    6,555 Florida Rock Industries, Inc.                                239,782
    2,330 Lawson Products, Inc.                                         60,580
   13,222 Lennox International, Inc.                                   128,253
    2,910 Simpson Manufacturing Company, Inc. +                        166,743
    4,640 Universal Forest Products, Inc.                               97,115
                                                                    ----------

                                                                     1,336,523
                                                                    ----------


     BUSINESS SERVICES -- 3.8%
    4,660 Aaron Rents, Inc.                                         $   75,958
    6,400 Administaff, Inc. +                                          175,424
    4,600 Advanced Marketing Services, Inc.                             83,950
    7,790 Bowne & Company, Inc.                                         99,712
    8,480 Central Parking Corporation                                  166,547
    3,800 CUNO, Inc. +                                                 115,900
    2,900 Davox Corporation +                                           28,043
    5,170 Fair, Issac & Company, Inc.                                  325,814
    9,600 Foster Wheeler Ltd. +                                         48,960
    4,630 Franklin Covey Company +                                      27,919
    8,518 Global Payments, Inc.                                        293,019
    6,690 Gymboree Corporation +                                        79,812
    3,200 Hall, Kinion & Associates, Inc. +                             30,016
    6,850 Harland (John H.) Company                                    151,385
    4,200 Heidrick & Struggles International, Inc. +                    76,230
    5,000 Information Holdings, Inc. +                                 141,550
    6,830 Information Resources, Inc. +                                 56,689
    7,890 Intervoice, Inc. +                                           100,992
    4,345 Kronos, Inc. +                                               210,211
    9,420 Labor Ready, Inc. +                                           48,136
    5,450 MAXIMUS, Inc. +                                              229,227
    5,300 On Assignment, Inc. +                                        121,741
    9,980 Paxar Corporation +                                          141,716
    5,700 Pegasus Solutions, Inc. +                                     80,940
   11,510 Profit Recovery Group International, Inc. +                   93,807
    3,760 QRS Corporation +                                             53,016
   13,640 Spherion Corporation +                                       133,126
    6,500 Standard Register Company                                    120,445
    4,130 URS Corporation +                                            113,203
                                                                    ----------

                                                                     3,423,488
                                                                    ----------

     CHEMICALS -- 2.1%
    5,200 Arch Chemicals, Inc.                                         120,640
    6,000 Cambrex Corporation                                          261,600
    3,430 Chemfirst, Inc.                                               82,217
    7,500 Georgia Gulf Corporation                                     138,750
    7,610 Macdermid, Inc.                                              128,989
    6,050 Mississippi Chemical Corporation                              17,122
    5,570 OM Group, Inc.                                               368,678
    9,190 Omnova Solutions, Inc.                                        62,492
    1,840 Penford Corporation                                           22,908
   22,100 PolyOne Corporation                                          216,580
    2,170 Quaker Chemical                                               44,702
    6,740 Scotts Company +                                             320,824
    3,730 WD-40 Company                                                 99,405
                                                                    ----------

                                                                     1,884,907
                                                                    ----------





                       See Notes to Financial Statements.

               Munder Institutional S&P SmallCap Index Equity Fund
                     Portfolio of Investments, December 31, 2001
                           (Continued)
              ------------------------------------------------------------------


SHARES                                                                    VALUE
--------------------------------------------------------------------------------



COMMON STOCKS -- (CONTINUED)
     COMMERCIAL SERVICES -- 0.7%
    4,000 F.Y.I., Inc. +                                               $134,000
    3,600 MemberWorks, Inc. +                                            50,436
    5,030 Pre-Paid Legal Services, Inc. +                               110,157
    3,400 StarTek, Inc. +                                                64,430
   12,300 Tetra Tech, Inc. +                                            244,893
                                                                       --------

                                                                        603,916
                                                                       --------

     COMMERCIAL SERVICES &
          SUPPLIES -- 0.8%
    4,700 Imagistics International, Inc. +                               58,045
    5,200 Kroll, Inc. +                                                  78,520
    3,400 Mobile Mini, Inc. +                                           133,008
    7,960 NDCHealth Corporation                                         275,018
    6,500 Waste Connections, Inc. +                                     201,435
                                                                       --------

                                                                        746,026
                                                                       --------

     COMMUNICATION EQUIPMENT -- 0.5%
    2,800 Brooktrout, Inc. +                                             18,200
   19,370 DMC Stratex Networks, Inc. +                                  150,698
    6,540 Proxim, Inc. +                                                 64,877
    3,200 Tollgrade Communications, Inc. +                              106,720
    5,300 ViaSat, Inc. +                                                 82,680
                                                                       --------

                                                                        423,175
                                                                       --------

     COMMUNICATION SERVICES -- 0.6%
    6,800 Arbitron, Inc. +                                              232,220
   12,210 Aspect Communications Corporation +                            47,375
    4,000 Boston Communications Group, Inc. +                            45,400
   13,150 Brightpoint, Inc. +                                            41,291
    7,600 Captaris, Inc. +                                               28,044
   13,300 Pinnacle Systems, Inc. +                                      105,602
                                                                       --------

                                                                        499,932
                                                                       --------

     COMPUTERS AND BUSINESS
          EQUIPMENT -- 1.1%
    9,790 American Management Systems, Inc. +                           177,003
    7,200 Cymer, Inc. +                                                 192,456
    3,510 Digi International, Inc. +                                     22,359
    5,200 Elantec Semiconductor,Inc. +                                  199,680
    5,100 Gerber Scientific, Inc.                                        47,430
    9,795 Insight Enterprises, Inc. +                                   240,957
    3,730 Standard Microsystems Corporation +                            57,889
    3,520 Volt Information Sciences, Inc. +                              60,192
                                                                       --------

                                                                        997,966
                                                                       --------


     COMPUTER HARDWARE, SOFTWARE OR
          SERVICES -- 6.4%
   24,900 Adaptec, Inc.                                                $361,050
    5,620 Analysts International Corporation                             23,211
    7,400 Aspen Technology, Inc. +                                      124,320
    8,800 Avant! Corporation +                                          180,312
    6,070 Avid Technology, Inc. +                                        73,751
    5,120 BARRA, Inc. +                                                 241,101
    3,950 Bell Microproducts, Inc. +                                     49,849
    4,720 Black Box Corporation +                                       249,594
    5,500 CACI, Inc., Class A +                                         217,167
    5,100 Carreker Corporation +                                         30,090
    3,000 Catapult Communications Corporation +                          78,180
    8,250 Cerner Corporation +                                          411,922
   14,250 Ciber, Inc. +                                                 134,662
    4,850 Computer Task Group, Inc. +                                    19,109
    3,890 Concord Communications, Inc. +                                 80,329
    5,400 ePresence, Inc. +                                              22,626
    7,760 FactSet Research Systems, Inc.                                271,212
    8,300 FileNET Corporation +                                         168,407
   13,900 Harmonic, Inc. +                                              167,078
    8,380 HNC Software, Inc.                                            172,628
    5,800 Hutchinson Technology, Inc. +                                 134,676
    7,640 Hyperion Solutions Corporation +                              151,730
    6,220 Insituform Technologies, Inc. +                               159,108
    5,740 Inter-Tel, Inc.                                               110,323
    6,400 Manhattan Associates, Inc. +                                  186,560
    3,400 MapInfo Corporation +                                          53,346
    5,100 Mercury Computer Systems, Inc. +                              199,461
    4,050 MICROS Systems, Inc. +                                        101,655
    5,200 MRO Software, Inc. +                                          121,576
    6,500 NYFIX, Inc. +                                                 130,130
    4,500 PC-Tel, Inc. +                                                 43,695
    5,900 Phoenix Technologies Ltd. +                                    68,676
    8,380 Progress Software Corporation +                               144,806
    6,500 Radiant Systems, Inc. +                                        74,750
    4,000 RadiSys Corporation +                                          78,640
    6,100 Rainbow Technologies, Inc. +                                   45,140
   28,200 Read-Rite Corporation +                                       186,402
    4,000 Roxio, Inc. +                                                  66,200
    3,600 SCM Microsystems, Inc. +                                       52,704
    3,900 SPSS, Inc. +                                                   69,225
    7,800 Systems & Computer Technology Corporation +                    80,652



                       See Notes to Financial Statements.

               Munder Institutional S&P SmallCap Index Equity Fund
                     Portfolio of Investments, December 31, 2001
                           (Continued)
              ------------------------------------------------------------------


SHARES                                                                    VALUE
--------------------------------------------------------------------------------



COMMON STOCKS -- (CONTINUED)
     COMPUTER HARDWARE, SOFTWARE OR
          SERVICES -- (CONTINUED)
    8,775 Take-Two Interactive Software, Inc. +                       $  141,892
    8,370 Verity, Inc. +                                                 169,492
    7,400 Visual Networks, Inc. +                                         34,188
    4,120 ZixIt Corporation +                                             20,847
                                                                      ----------

                                                                       5,702,472
                                                                      ----------

     CONGLOMERATES -- 0.1%
    4,830 Triarc Companies, Inc. +                                       117,369
                                                                      ----------

     CONSTRUCTION AND MINING
          EQUIPMENT -- 0.4%
    4,470 CDI Corporation +                                               84,930
    5,260 Kaman Corporation                                               82,056
    3,420 Material Sciences Corporation +                                 34,610
    4,850 Regal Beloit Corporation                                       105,730
    5,780 Valmont Industries, Inc.                                        83,579
                                                                      ----------

                                                                         390,905
                                                                      ----------

     CONTRACT SALES AND RESEARCH
          ORGANIZATIONS -- 0.4%
   12,200 Pharmaceutical Product Development, Inc. +                     394,182
                                                                      ----------

     DIVERSIFIED FINANCIALS -- 0.1%
    4,015 SWS Group, Inc.                                                102,182
                                                                      ----------

     DIVERSIFIED INDUSTRIAL -- 1.0%
    9,600 Acuity Brands, Inc. +                                          116,160
    4,825 Esterline Technologies Corporation +                            77,248
    7,752 Griffon Corporation                                            116,280
   10,280 JLG Industries, Inc.                                           109,482
    7,220 Roper Industries, Inc.                                         357,390
    3,030 SPS Technologies, Inc. +                                       105,808
                                                                      ----------

                                                                         882,368
                                                                      ----------

     DRUGS AND HEALTH CARE -- 8.9%
    6,050 Accredo Health, Inc. +                                         240,185
   21,700 AdvancePCS +                                                   636,895
   10,040 Alpharma, Inc.                                                 265,558
    4,700 ArQule, Inc. +                                                  79,900

     DRUGS AND HEALTH CARE-- (CONTINUED)
    5,400 ArthroCare Corp. +                                          $   96,822
   13,720 Bio Technology General Corporation +                           112,916
   11,940 Cephalon, Inc. +                                               902,485
    2,430 Chemed Corporation                                              82,377
    3,580 Cooper Companies, Inc.                                         178,928
   15,480 Coventry Health Care, Inc. +                                   308,826
    4,350 CryoLife, Inc. +                                               130,500
    7,770 Cygnus, Inc. +                                                  40,792
    6,400 Enzo Biochem, Inc.                                             150,400
    6,200 Haemonetics Corporation +                                      210,304
    7,790 Idexx Laboratories, Inc. +                                     222,093
    3,700 IMPATH, Inc. +                                                 164,687
    4,800 INAMED Corporation +                                           144,336
    7,250 Invacare Corporation                                           244,397
    7,140 Medicis Pharmaceutical Corporation, Class A +                  461,173
    5,480 Mentor Corporation                                             156,509
    5,700 MGI Pharma, Inc. +                                              87,096
    3,810 Natures Sunshine Products, Inc.                                 44,729
   15,400 NBTY, Inc. +                                                   180,180
    5,170 Noven Pharmaceuticals, Inc. +                                   91,767
    8,730 Organogenesis, Inc. +                                           41,904
   11,740 Orthodontic Centers of America, Inc. +                         358,070
    3,390 Osteotech, Inc. +                                               18,815
    7,920 Owens & Minor, Inc.                                            146,520
    5,710 PAREXEL International Corporation +                             81,938
    5,780 Pediatrix Medical Group, Inc. +                                196,058
   10,480 Prime Hospitality Corporation +                                115,804
    7,400 Province Healthcare Company +                                  228,364
   10,260 Regeneron Pharmaceuticals, Inc. +                              288,922
   11,590 Renal Care Group, Inc. +                                       372,039
    7,130 Respironics, Inc. +                                            246,983
    6,480 Sierra Health Services, Inc. +                                  52,488
    2,390 Spacelabs, Inc. +                                               29,039
    8,950 Sybron Dental Specialties, Inc. +                              193,141
    5,700 Syncor International Corporation +                             163,248
    5,170 Ultratech Stepper, Inc. +                                       85,408
    3,120 Vital Signs, Inc.                                              108,888
                                                                      ----------

                                                                       7,961,484
                                                                      ----------




                       See Notes to Financial Statements.

               Munder Institutional S&P SmallCap Index Equity Fund
                     Portfolio of Investments, December 31, 2001
                           (Continued)
              ------------------------------------------------------------------

SHARES                                             VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
     ELECTRIC UTILITIES -- 1.5%
   11,200 Avista Corporation                $     148,512
    2,670 Central Vermont Public Service           44,589
    3,780 CH Energy Group, Inc.                   164,317
   12,000 El Paso Electric Company +              174,000
    1,370 Green Mountain Power Corporation         25,550
    6,540 NorthWestern Corporation                137,667
    8,200 RGS Energy Group, Inc.                  308,320
    3,490 UIL Holdings Corporation                179,037
    7,900 UniSource Energy Corporation            143,701
                                            -------------
                                                1,325,693
                                            -------------

     ELECTRICAL EQUIPMENT -- 3.7%
    7,500 Advanced Energy Industries,
            Inc. +                                199,800
    8,650 Anixter International, Inc. +           250,936
    3,400 AstroPower, Inc. +                      137,462
    7,100 ATMI, Inc. +                            169,335
    5,300 Aware, Inc. +                            43,990
   23,000 Axcelis Technologies, Inc. +            296,470
    7,960 Baldor Electric Company                 166,364
    4,290 Barnes Group, Inc.                      102,917
    2,600 Bel Fuse, Inc.                           65,130
    5,680 Belden, Inc.                            133,764
    4,560 Benchmark Electronics, Inc. +            86,458
    6,080 C&D Technologies, Inc.                  138,928
   10,395 Cable Design Technologies
            Corporation +                         142,204
    6,670 Coherent, Inc. +                        206,236
    5,210 Helix Technology Corporation            117,486
    5,300 MagneTek, Inc. +                         47,753
    4,495 Park Electrochemical
            Corporation                           118,668
    6,500 Power Integrations, Inc. +              148,460
    3,000 Supertex, Inc. +                         52,530
    5,265 Symmetricom, Inc. +                      40,067
    7,920 Technitrol, Inc.                        218,750
    3,540 Thomas Industries, Inc.                  88,500
    7,600 Varian Semiconductor
            Equipment Associates, Inc. +          262,884
    6,260 Watsco, Inc.                             88,892
                                            -------------
                                                3,323,984
                                            -------------

     ELECTRONIC EQUIPMENT -- 0.2%
    3,900 Rudolph Technologies, Inc. +            133,848
    5,600 Therma-Wave, Inc. +                      83,552
                                            -------------
                                                  217,400
                                            -------------

     ELECTRONIC EQUIPMENT &
          INSTRUMENTS -- 0.3%
    6,700 Veeco Instruments, Inc. +               241,535
                                            -------------


     ELECTRONICS -- 5.6%
    5,700 Actel Corporation +               $     113,487
   14,050 Aeroflex, Inc. +                        265,967
   10,100 Alliance Semiconductor
            Corporation +                         122,008
   10,430 Alpha Industries, Inc. +                227,374
    3,140 Analogic Corporation                    120,922
    9,010 Artesyn Technologies, Inc. +             83,883
    5,300 Audiovox Corporation +                   39,538
    5,200 AXT, Inc.                                75,036
    3,500 BEI Technologies, Inc.                   61,040
    6,400 BMC Industries, Inc.                     13,184
    7,620 C Cor Electronics, Inc. +               111,023
    7,420 Checkpoint Systems, Inc. +               99,428
    4,800 Cohu, Inc.                               94,800
    6,810 CTS Corporation                         108,279
    5,210 Dionex Corporation +                    132,907
    4,200 DuPont Photomasks, Inc. +               182,490
    6,300 Electro Scientific Industries,
            Inc. +                                189,063
    4,900 Electroglas, Inc. +                      72,373
    9,800 ESS Technology, Inc.                    208,348
   12,030 Input/Output, Inc. +                     98,766
    3,867 Intermagnetics General
            Corporation                           100,155
    3,610 Itron, Inc. +                           109,383
    3,700 Keithley Instruments, Inc.               62,530
   15,300 Kopin Corporation +                     214,200
   11,600 Kulicke & Soffa Industries,
            Inc. +                                198,940
    3,800 Meade Instruments
            Corporation +                          13,604
    8,430 Methode Electronics, Inc.,
            Class A                                67,440
    6,500 Microsemi Corporation +                 193,050
    5,260 Network Equipment Technologies +         28,667
    5,900 Pericom Semiconductor
            Corporation +                          85,550
    3,300 Photon Dynamics, Inc. +                 150,645
    6,970 Photronic, Inc. +                       218,510
    7,490 Pioneer-Standard Electronics, Inc.       95,123
    3,600 Rogers Corporation +                    109,080
    3,300 SBS Technologies, Inc. +                 48,081
    7,840 SLI, Inc.                                20,462
   15,138 Stratos Lightwave, Inc. +                93,099
    5,009 Three-Five Systems, Inc. +               79,693
    4,840 Titan International, Inc.                22,942
    5,920 Trimble Navigation Ltd. +                95,963
   10,720 Valence Technology, Inc. +               36,126
    9,970 Vicor Corporation +                     161,514
    7,460 Zebra Technologies
            Corporation +                         414,105
                                            -------------
                                                5,038,778
                                            -------------


                       See Notes to Financial Statements.

               Munder Institutional S&P SmallCap Index Equity Fund
                     Portfolio of Investments, December 31, 2001
                           (Continued)
              ------------------------------------------------------------------

SHARES                                         VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
     ENERGY EQUIPMENT &
          SERVICES -- 0.1%
    8,500 Unit Corporation +                $     109,650
                                            -------------

     ENTERTAINMENT -- 0.3%
    2,800 4Kids Entertainment, Inc. +              56,084
   10,030 Midway Games, Inc. +                    150,550
    6,050 Pinnacle Entertainment, Inc. +           36,482
                                            -------------
                                                  243,116
                                            -------------

     FOOD & BEVERAGES -- 1.9%
    4,100 American Italian Pasta Company +        172,323
    2,160 Coca-Cola Bottling Company               81,778
   10,260 Constellation Brands, Inc.,
            Class A +                             439,641
    8,300 Corn Products International,
            Inc.                                  292,575
    7,900 Hain Celestial Group, Inc. +            216,934
    4,400 International Multifoods
            Corporation                           105,160
    4,050 Ionics, Inc. +                          121,621
    2,070 J&J Snack Foods Corporation +            50,612
    2,690 Nash Finch Company                       83,659
    7,030 Ralcorp Holdings, Inc. +                159,581
                                            -------------
                                                1,723,884
                                            -------------

     FOOD PRODUCTS -- 0.1%
    6,800 Lance, Inc.                              97,172
                                            -------------

     FOOD DISTRIBUTION -- 0.5%
   10,340 Performance Food Group Company +        363,658
    4,340 United Natural Foods, Inc. +            108,500
                                            -------------
                                                  472,158
                                            -------------

     FOREST PRODUCTS -- 0.1%
    2,900 Deltic Timber Corporation                79,460
                                            -------------

     GAS UTILITIES -- 0.1%
    4,400 Laclede Group, Inc.                     105,160
                                            -------------

     HEALTH MANAGEMENT
          SYSTEMS -- 0.3%
   11,400 Mid Atlantic Medical Services,
            Inc. +                                258,780
                                            -------------

     HOMEBUILDERS -- 1.1%
   11,250 Champion Enterprises, Inc. +            138,488
    6,180 M.D.C. Holdings, Inc.                   233,542
    3,110 Ryland Group, Inc.                      227,652
    8,180 Toll Brothers, Inc. +                   359,102
                                            -------------
                                                  958,784
                                            -------------


     HOTELS AND RESTURANTS -- 3.7%
    8,725 Applebee's International, Inc.    $     298,395
    6,700 Argosy Gaming Company +                 217,884
    8,600 Aztar Corporation +                     157,380
    6,490 CEC Entertainment, Inc. +               281,601
   11,445 Cheesecake Factory +                    397,943
    4,910 IHOP Corporation +                      143,863
    9,240 Jack in the Box, Inc. +                 254,470
    5,030 Landry's Seafood Restaurants, Inc.       93,810
    5,600 Lone Star Steakhouse & Saloon,
            Inc.                                   83,048
    5,210 Luby's Cafeterias, Inc.                  29,749
    6,900 Marcus Corporation                       97,635
    4,250 O 'Charley's Inc. +                      78,668
    2,900 P. F. Chang's China Bistro,
            Inc. +                                137,170
    3,220 Panera Bread Company +                  167,569
    5,000 Rare Hospitality International,
            Inc. +                                112,700
   14,980 Ruby Tuesday, Inc.                      309,037
    7,190 Ryans Family Steak Houses,
            Inc. +                                155,663
    6,190 Sonic Corporation +                     222,840
    6,737 The Steak n Shake Company +              74,376
                                            -------------
                                                3,313,801
                                            -------------

     HOUSEHOLD APPLIANCES AND HOME
          FURNISHINGS -- 1.6%
    5,400 Applica, Inc. +                          48,654
    2,830 Bassett Furniture Industries,
            Inc.                                   39,648
    9,150 Ethan Allen Interiors, Inc.             380,549
    7,250 Fedders USA, Inc.                        22,040
    7,540 Harman International Industries,
            Inc.                                  340,054
   11,840 Interface, Inc.                          66,422
   14,200 La-Z-Boy, Inc.                          309,844
    3,560 Libbey, Inc.                            116,234
    1,640 National Presto Industries, Inc.         45,510
    3,340 Royal Appliance Manufacturing
            Company +                              16,667
    2,600 Salton, Inc. +                           49,088
                                            -------------
                                                1,434,710
                                            -------------

     INDUSTRIAL MACHINERY -- 2.7%
    5,540 A.O. Smith Corporation                  108,030
    5,050 Briggs & Stratton Corporation           215,635
    4,300 Brooks Automation, Inc. +               174,881
   10,250 Cognex Corporation +                    262,503
    3,490 Flow International
            Corporation +                          43,171
    3,610 Gardner Denver, Inc. +                   80,575



                       See Notes to Financial Statements.

               Munder Institutional S&P SmallCap Index Equity Fund
                     Portfolio of Investments, December 31, 2001
                           (Continued)
              ------------------------------------------------------------------


SHARES                                           VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
     INDUSTRIAL MACHINERY -- (CONTINUED)
    7,230 Graco, Inc.                       $     282,331
    7,190 IDEX Corporation                        248,055
    5,650 Manitowoc, Inc.                         175,715
    7,900 Milacron, Inc.                          124,899
    3,900 Oshkosh Truck Corporation               190,125
    2,680 Robbins & Myers, Inc.                    62,739
    2,940 Standex International Corporation        63,945
   14,000 Timken Company                          226,520
    6,170 Watts Industries, Inc.                   92,550
    4,960 X-Rite, Inc.                             42,210
                                            -------------
                                                2,393,884
                                            -------------

     INSURANCE -- 2.1%
    4,738 Delphi Financial Group, Inc.            157,775
   16,230 First American Financial
            Corporation                           304,150
   16,720 Fremont General Corporation             130,750
    3,350 Hilb, Rogal and Hamilton Company        187,768
    4,400 LandAmerica Financial Group, Inc.       126,280
    9,850 Mutual Risk Management Ltd.              71,905
    5,000 Philadelphia Consolidated Holding
            Corporation +                         188,550
    6,800 Presidential Life Corporation           139,808
    2,400 RLI Corporation                         108,000
    2,300 SCPIE Holdings, Inc.                     67,275
    5,920 Selective Insurance Group, Inc.         128,642
    4,200 Stewart Information Services
            Corporation +                          82,950
    8,700 Trenwick Group Ltd.                      88,479
    4,100 Zenith National Insurance
            Corporation                           114,554
                                            -------------
                                                1,896,886
                                            -------------

     INTERNET SOFTWARE &
          SERVICES -- 0.2%
    7,950 Netegrity, Inc. +                       153,912
                                            -------------

     INVESTMENT COMPANIES -- 0.4%
   11,310 Raymond James Financial, Inc.           401,731
                                            -------------

     LEISURE TIME -- 0.8%
    3,990 Action Performance Companies,
            Inc. +                                122,134
    4,170 K2, Inc. +                               30,066
    6,025 SCP Pool Corporation +                  165,386
    5,750 THQ, Inc. +                             278,702
    7,500 WMS Industries, Inc. +                  150,000
                                            -------------
                                                  746,288
                                            -------------


     MACHINERY -- 0.2%
    4,560 Applied Industrial Technologies,
            Inc.                            $      85,044
    4,470 Astec Industries, Inc. +                 64,636
                                            -------------
                                                  149,680
                                            -------------

     MACHINERY -- TOOLS -- 0.1%
    2,940 Toro Company                            132,300
                                            -------------

     MEDICAL INSTRUMENTS AND
          SUPPLIES -- 3.1%
    5,900 CONMED Corporation +                    117,764
    3,420 Datascope Corporation                   116,007
    6,540 Diagnostic Products
            Corporation                           287,433
    4,320 Hologic, Inc. +                          40,133
    2,900 Polymedica Corporation +                 48,140
   10,680 Priority Healthcare
            Corporation +                         375,829
    7,400 ResMed, Inc. +                          399,008
    5,700 Sola International, Inc. +              110,580
    3,900 SurModics, Inc. +                       142,194
    9,800 Techne Corporation +                    361,130
    6,990 Theragenics Corporation +                68,921
    7,830 Varian Medical Systems, Inc. +          557,966
    6,100 Viasys Healthcare, Inc. +               123,281
                                            -------------
                                                2,748,386
                                            -------------

     MEDICAL SERVICES -- 0.7%
   17,210 Advanced Tissue Sciences,
            Inc. +                                 75,036
    1,710 Curative Health Services, Inc. +         23,085
    9,360 Dendrite International, Inc. +          131,321
   15,120 Hooper Holmes, Inc.                     135,324
    4,000 RehabCare Group, Inc. +                 118,400
   22,340 US Oncology, Inc. +                     168,443
                                            -------------
                                                  651,609
                                            -------------

     METALS & MINING -- 0.1%
    5,800 Ryerson Tull, Inc.                       63,800
                                            -------------

     MINING -- 0.7%
    3,860 Brush Wellman, Inc.                      54,966
    2,500 Cleveland-Cliffs, Inc.                   45,750
   17,500 Massey Energy Company                   362,775
    9,120 Stillwater Mining Company +             168,720
                                            -------------
                                                  632,211
                                            -------------

     MOBILE HOMES -- 0.6%
    3,680 Coachmen Industries, Inc.                44,160
    6,690 Monaco Coach Corporation +              146,310
    2,070 Skyline Corporation                      66,758
    3,320 Thor Industries, Inc.                   123,006
    4,800 Winnebago Industries, Inc.              177,312
                                            -------------
                                                  557,546
                                            -------------



                       See Notes to Financial Statements.

               Munder Institutional S&P SmallCap Index Equity Fund
                     Portfolio of Investments, December 31, 2001
                           (Continued)
              ------------------------------------------------------------------

SHARES                                            VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
     NON-FERROUS METALS -- 0.2%
    3,000 Commercial Metals Company         $     104,940
    3,470 Imco Recycling, Inc.                     24,811
    4,840 RTI International Metals, Inc. +         48,158
    2,960 Wolverine Tube, Inc. +                   33,596
                                            -------------
                                                  211,505
                                            -------------

     OFFICE FURNISHINGS AND
          SUPPLIES -- 0.6%
    3,970 A.T. Cross Company +                     23,423
    2,890 New England Business Service, Inc.       55,343
    7,900 United Stationers, Inc. +               265,835
    5,320 W.H. Brady Company                      194,712
                                            -------------
                                                  539,313
                                            -------------

     OIL AND GAS -- 6.0%
    9,550 Atmos Energy Corporation                202,937
    7,390 Cabot Oil & Gas Corporation,
            Class A                               177,730
    2,550 Cascade Natural Gas Corporation          56,228
    7,300 Energen Corporation                     179,945
    4,300 Evergreen Resources, Inc. +             166,023
    3,400 Key Production Company,     Inc. +       57,800
    4,120 New Jersey Resources Corporation        192,816
   10,370 Newfield Exploration     Company +      368,239
    5,810 Northwest Natural Gas Company           148,155
    3,900 Nuevo Energy Company +                   58,500
    3,200 NUI Corporation                          75,840
    5,610 Oceaneering International,
            Inc. +                                124,093
    5,000 Patina Oil & Gas Corporation            137,500
   16,115 Philadelphia Suburban Corporation       363,393
    7,550 Piedmont Natural Gas, Inc.              270,290
    5,490 Plains Resources, Inc. +                135,109
   12,620 Pogo Producing Company                  331,527
    3,100 Prima Energy Corporation +               67,425
    5,260 Remington Oil & Gas Corporation +        90,998
    5,890 Seitel, Inc. +                           80,104
   12,309 Southern Union Company +                232,148
    7,540 Southwest Gas Corporation               168,519
    5,900 Southwestern Energy    Company +         61,360

     OIL AND GAS -- (CONTINUED)
    6,620 St. Mary Land & Exploration
            Company                         $     140,278
    6,040 Stone Energy Corporation +              238,580
    5,800 Swift Energy Company +                  117,160
    9,200 Tom Brown, Inc. +                       248,492
    6,300 UGI Corporation                         190,260
   14,910 Vintage Petroleum, Inc.                 215,449
   29,160 XTO Energy, Inc.                        510,300
                                            -------------
                                                5,407,198
                                            -------------

     OIL EQUIPMENT AND SERVICES-- 1.1%
    3,200 Atwood Oceanics, Inc. +                 111,520
    7,600 Cal Dive International, Inc. +          187,568
    3,500 CARBO Ceramics, Inc.                    137,060
    4,000 Dril-Quip, Inc. +                        96,400
    5,800 Lone Star Technologies, Inc. +          102,080
    4,715 SEACOR SMIT, Inc. +                     218,776
    7,250 Veritas DGC, Inc. +                     134,125
                                            -------------
                                                  987,529
                                            -------------

     PAPER -- 0.4%
    8,030 Buckeye Technologies, Inc. +             92,345
    6,510 Caraustar Industries, Inc.               45,114
    3,500 Chesapeake Corporation                   97,335
    3,840 Lydall, Inc. +                           38,400
    3,660 Pope & Talbot, Inc.                      52,155
                                            -------------
                                                  325,349
                                            -------------

     PHOTOGRAPHY -- 0.1%
    6,400 Concord Camera Corporation +             50,688
    1,910 CPI Corporation                          31,706
                                            -------------
                                                   82,394
                                            -------------

     PLASTICS -- 0.2%
    9,000 Tredegar Industries, Inc.               171,000
                                            -------------

     POLLUTION CONTROL -- 0.1%
    3,360 Tetra Technologies, Inc. +               70,392
                                            -------------

     PUBLISHING -- 0.1%
    3,140 Consolidated Graphics, Inc. +            60,445
    3,490 Nelson Thomas, Inc.                      38,739
                                            -------------
                                                   99,184
                                            -------------

     RAILROADS AND EQUIPMENT -- 0.2%
   13,900 Kansas City Southern Industries,
            Inc. +                               196,407
                                            ------------



                       See Notes to Financial Statements.

               Munder Institutional S&P SmallCap Index Equity Fund
                     Portfolio of Investments, December 31, 2001
                           (Continued)
              ------------------------------------------------------------------

SHARES                                             VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
     REAL ESTATE -- 0.6%
    5,000 Colonial Properties Trust         $     155,750
    6,400 Kilroy Realty Corporation               168,128
    7,600 Shurgard Storage Centers, Inc.,
            Class A                               243,200
                                            -------------
                                                  567,078
                                            -------------

     RECREATION -- 0.8%
    5,540 Arctic Cat, Inc.                         94,180
    6,800 Bally Total Fitness Holding
            Corporation +                         146,608
    2,520 Huffy Corporation +                      16,128
    5,510 Polaris Industries, Inc.                318,202
    4,640 Russ Berrie & Company, Inc.             139,200
                                            -------------
                                                  714,318
                                            -------------

     RETAIL -- 5.5%
   12,149 99 Cents Only Stores +                  462,877
    6,760 AnnTaylor Stores
            Corporation +                         236,600
    4,040 Brown Shoe Company, Inc.                 65,610
   10,500 Burlington Coat Factory
            Warehouse Corporation                 176,400
    5,730 Cash America International,
            Inc.                                   48,705
    5,970 Cato Corporation                        112,833
    6,250 Chico's FAS, Inc. +                     248,125
    4,930 Cost Plus, Inc. +                       130,645
    3,000 Department 56, Inc. +                    25,800
    3,170 Enesco Group, Inc. +                     19,971
    3,100 Factory 2-U Stores, Inc. +               62,124
    4,670 Footstar, Inc. +                        146,171
    7,090 Fossil, Inc. +                          148,890
    5,100 Genesco, Inc. +                         105,876
    7,640 Goody's Family Clothing, Inc. +          32,088
    4,180 Hancock Fabrics, Inc.                    54,967
    4,900 Hot Topic, Inc. +                       153,811
    4,240 Jo-Ann Stores, Inc. +                    30,316
    9,590 Linens 'N Things, Inc. +                244,545
   15,320 Michaels Stores, Inc. +                 504,794
    7,640 Pacific Sunwear of California +         156,009
   21,990 Pier 1 Imports, Inc.                    381,306
    9,760 Regis Corporation                       251,613
    4,100 School Specialty, Inc. +                 93,808
    6,700 Shopko Stores, Inc. +                    63,650
    9,700 Stein Mart, Inc. +                       81,092
    4,310 The Dress Barn +                        107,793
    9,690 The Men's Wearhouse, Inc. +             200,098
    4,655 The Wet Seal, Inc. +                    109,625
    2,700 Ultimate Electronics, Inc. +             81,000
    8,270 Zale Corporation +                      346,348
                                            -------------
                                                4,883,490
                                            -------------


     RETAIL GROCERY -- 1.3%
   11,720 Casey's General Stores, Inc.      $     174,628
   10,360 Fleming Companies, Inc.                 191,660
    8,900 Great Atlantic & Pacific Tea
            Company, Inc.                         211,642
   12,620 Whole Foods Market, Inc. +              549,727
                                            -------------
                                                1,127,657
                                            -------------

     SAVINGS AND LOAN -- 0.6%
   10,940 Commercial Federal Corporation          257,090
    6,630 Downey Financial Corporation            273,488
                                            -------------
                                                  530,578
                                            -------------

     SCHOOLS -- 0.4%
    4,900 Corinthian Colleges, Inc. +             200,361
    5,500 ITT Educational Services,
            Inc. +                                202,785
                                            -------------
                                                  403,146
                                            -------------

     SEMICONDUCTOR EQUIPMENT &
          PRODUCTS -- 0.2%
    9,200 Exar Corporation +                      191,820
                                            -------------

     SPECIALTY RETAIL -- 0.2%
    7,200 Too, Inc. +                             198,000
                                            -------------

     STEEL -- 1.4%
    3,280 Castle A M Company                       26,896
    4,800 Century Aluminum Company                 64,128
    5,920 Intermet Corporation                     19,832
    7,840 Mueller Industries, Inc. +              260,680
    3,090 Quanex Corporation                       87,447
    7,470 Reliance Steel & Aluminum Company       196,087
    9,700 Shaw Group, Inc. +                      227,950
   10,800 Steel Dynamics, Inc. +                  125,388
    2,460 Steel Technologies, Inc.                 22,337
    4,850 Texas Industries, Inc.                  178,965
                                            -------------
                                                1,209,710
                                            -------------

     TELECOMMUNICATIONS -- 0.3%
    6,610 Allen Group, Inc. +                      56,185
    5,750 Metro One Telecommunications,
            Inc. +                                173,938
                                            -------------
                                                  230,123
                                            -------------

     TIRE AND RUBBER -- 0.1%
    5,557 Myers Industries, Inc.                   75,853
                                            -------------



                       See Notes to Financial Statements.

               Munder Institutional S&P SmallCap Index Equity Fund
                     Portfolio of Investments, December 31, 2001
                           (Continued)
            --------------------------------------------------------------------


SHARES                                                                    VALUE
--------------------------------------------------------------------------------

COMMON STOCKS -- (CONTINUED)
     TOBACCO -- 0.2%
   10,490 Dimon, Inc.                                             $      75,528
    3,440 Schweitzer-Mauduit International, Inc.                         81,700
                                                                  -------------
                                                                        157,228
                                                                  -------------

     TOYS -- 0.1%
    4,400 JAKKS Pacific, Inc. +                                          83,380
                                                                  -------------

     TRUCKING AND FREIGHT
          FORWARDING -- 1.9%
    5,800 Arkansas Best Corporation +                                   167,156
    5,000 Forward Air Corporation +                                     169,600
    7,512 Heartland Express, Inc. +                                     208,608
    5,590 Kirby Corporation +                                           154,004
    1,910 Landstar Systems, Inc. +                                      138,494
    5,160 Offshore Logistics, Inc. +                                     91,642
    4,500 Roadway Express, Inc.                                         165,150
    6,170 US Freightways Corporation                                    193,738
   11,110 Werner Enterprises, Inc.                                      269,973
    5,800 Yellow Corporation +                                          145,580
                                                                  -------------
                                                                      1,703,945
                                                                  -------------

     UTILITIES -- WATER -- 0.1%
    2,470 American States Water Company                                  86,327
                                                                  -------------

TOTAL COMMON STOCKS
   (Cost  $80,897,071)                                               89,109,288
                                                                  -------------


PRINCIPAL
AMOUNT                                                                    VALUE
--------------------------------------------------------------------------------
U.S. TREASURY BILL -- 0.2%
   (Cost  $198,866)
 $200,000 3.430% ++, due 2/28/2002 **                             $     198,866
                                                                  -------------

REPURCHASE AGREEMENT -- 0.4%
   (Cost $304,000)
  304,000 Agreement with State Street Bank and Trust
          Company, 1.550% dated 12/31/2001, to be
          repurchased at $304,026 on 01/02/2002,
          collateralized by $205,000 U.S. Treasury Bond,
          13.250% maturing 05/15/2014 (value $310,831)                  304,000
                                                                  -------------
OTHER INVESTMENTS***
   (Cost $11,931,199)               13.3%                            11,931,199
                                                                  -------------
TOTAL INVESTMENTS
   (Cost  $93,331,136*)            113.4%                           101,543,353
OTHER ASSETS AND
LIABILITIES (NET)                  (13.4)                           (12,000,136)
                                   -----                          -------------
NET ASSETS                         100.0%                           $89,543,217
                                   =====                          =============



----------
   * Aggregate cost for Federal tax purposes is $95,741,960.
  ** Securities pledged as collateral for futures contracts.
 *** As of December 31, 2001, the market value of the securities on loan is $11,305,193. Collateral received for securities loaned is invested as follows: $45,101 in U.S. government securities and the remaining $11,886,098 in State Street Navigator Securities Lending Trust-Prime Portfolio.
   + Non-income producing security.



                       See Notes to Financial Statements.

                  Munder Institutional Short Term Treasury Fund
                        Portfolio of Investments, December 31, 2001
              ------------------------------------------------------------------

     PRINCIPAL
      AMOUNT                                                            VALUE
------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 98.2%
     U.S. TREASURY NOTES -- 98.2%
$      1,200,000     6.250% due 02/28/2002                    $      1,208,626
         600,000     6.625% due 03/31/2002                             607,195
       1,500,000     6.500% due 05/31/2002                           1,529,825
         500,000     6.250% due 06/30/2002                             511,367
       1,100,000     5.750% due 10/31/2002                           1,134,375
       1,250,000     5.750% due 11/30/2002                           1,292,285
         900,000     5.625% due 12/31/2002                             931,605
       1,250,000     5.500% due 01/31/2003                           1,294,726
       1,000,000     6.250% due 02/15/2003                           1,044,375
       1,150,000     5.750% due 04/30/2003                           1,200,762
       1,000,000     3.875% due 06/30/2003                           1,019,258
       1,150,000     3.875% due 07/31/2003                           1,171,383
         575,000     5.750% due 08/15/2003                             602,380
         800,000     3.000% due 11/30/2003                             800,562
         700,000     3.250% due 12/31/2003                             702,954
         700,000     5.875% due 02/15/2004                             738,609
         950,000     5.250% due 05/15/2004                             990,523
         600,000     6.000% due 08/15/2004                             636,844
       1,350,000     5.875% due 11/15/2004                           1,429,418
                                                              ----------------

TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $18,576,896)                                               18,847,072
                                                              ----------------
REPURCHASE AGREEMENT -- 0.8%
   (Cost $146,462)
         146,462     Agreement with Lehman Brothers
                     Holdings, Inc., 1.670% dated
                     12/31/2001, to be repurchased at
                     $146,476 on 01/02/2002,
                     collateralized by $135,000
                     U.S. Treasury Note, 3.625% maturing
                     01/15/2008 (value $152,601)                       146,462
                                                              ----------------

TOTAL INVESTMENTS (Cost $18,723,358*)             99.0%             18,993,534
OTHER ASSETS AND LIABILITIES (NET)                 1.0                 186,884
                                                 -----        ----------------

NET ASSETS                                       100.0%       $     19,180,418
                                                 =====        ================

----------
   * Aggregate cost for Federal tax purposes is $18,729,040.

                       See Notes to Financial Statements.

               Munder Institutional Government Money Market Fund
                     Portfolio of Investments, December 31, 2001
            --------------------------------------------------------------------

                                                                         RATING (UNAUDITED)
     PRINCIPAL                                                        -----------------------
      AMOUNT                                                          S&P             MOODY'S                 VALUE
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 60.3%
$      1,500,000     Federal Farm Credit Bank
                        1.700% due 01/07/2002**                        AAA              Aaa            $      1,499,575
Federal Home Loan Bank:
         901,000     1.800% due 01/16/2002**                           AAA              Aaa                     900,324
         600,000     1.950% due 01/02/2002**                           AAA              Aaa                     599,968
         800,000     2.050% due 01/04/2002**                           AAA              Aaa                     799,863
       1,570,000     Federal Home Loan Mortgage Association
                        1.800% due 01/15/2002**                        AAA              Aaa                   1,568,901
Federal National Mortgage Association (FNMA):
         600,000     2.000% due 03/28/2002**                           AAA              Aaa                     597,048
       2,000,000     2.050% due 01/02/2002**                           AAA              Aaa                   1,999,886
                                                                                                       ----------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $7,965,565)                                                                                          7,965,565
                                                                                                       ----------------

REPURCHASE AGREEMENTS -- 35.9%
       2,252,943     Agreement with Lehman Brothers
                     Holdings, Inc., 1.670% dated
                     12/31/2001, to be repurchased at
                     $2,253,152 on 01/02/2002,
                     collateralized by $2,170,000 U.S.
                     Treasury Note, 5.500% maturing
                     02/15/2008 (value $2,298,171)                                                            2,252,943
       2,500,000     Agreement with Salomon Brothers, 1.800%
                     dated 12/31/2001, to be repurchased at
                     $2,500,250 on 01/02/2002,
                     collateralized by $3,669,867 FNMA,
                     5.500%-7.000% having maturities from
                     12/01/09-11/01/16 (value $3,080,621)                                                     2,500,000
                                                                                                       ----------------

TOTAL REPURCHASE AGREEMENTS
   (Cost $4,752,943)                                                                                          4,752,943
                                                                                                       ----------------

TOTAL INVESTMENTS (Cost $12,718,508*)                                                      96.2%             12,718,508
OTHER ASSETS AND LIABILITIES (NET)                                                          3.8                 499,768
                                                                                          -----        ----------------

NET ASSETS                                                                                100.0%       $     13,218,276
                                                                                          =====        ================


----------
   * Aggregate cost for Federal tax purposes.
  ** Security is a zero-coupon bond. Rate shown above represents discount rate at time of purchase.


                       See Notes to Financial Statements.

                     Munder Institutional Money Market Fund
                           Portfolio of Investments, December 31, 2001
                  --------------------------------------------------------------

                                                                          RATING (UNAUDITED)
     PRINCIPAL                                                        -------------------------
      AMOUNT                                                          S&P               MOODY'S           VALUE
------------------------------------------------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT -- 15.2%
$      5,000,000     Bayerische Landesbank
                        5.250% due 01/22/2002                          A1+/AAA          P1/Aaa         $      5,000,000
       5,000,000     Canadian Imperial Commerce Bank
                        3.840% due 06/21/2002                          A1+/AA-          P1/Aa3                4,999,771
      10,000,000     Credit Agricole Indosuez NY
                        3.800% due 07/25/2002                          A1+/AA           P1/Aa1                9,999,452
       5,000,000     National Westminster Bank PLC
                        5.210% due 02/20/2002                          A-1+/AA-         P1/Aa2                5,000,000
      14,000,000     Societe Generale
                        2.460% due 09/27/2002                          A1+/AA-          P1/Aa3               14,000,000
      10,000,000     Toronto-Dominion Bank
                        4.730% due 04/22/2002                          A-1+/AA-         P1/Aa3                9,999,706
      15,000,000     UBS AG
                        3.560% due 08/21/2002                          A-1+/AA+         P1/Aa2               14,998,601
      20,000,000     Westdeutsche Landesbank
                        2.190% due 11/05/2002                          AA+              Aa1                  19,998,326
                                                                                                       ----------------

TOTAL CERTIFICATE OF DEPOSIT
   (Cost $83,995,856)                                                                                        83,995,856
                                                                                                       ----------------

COMMERCIAL PAPER -- 46.9%
      10,000,000     Corporate Receivables Corporation
                        1.950% due 01/23/2002                          A1+/NR           P1/NR                 9,988,083
      15,000,000     CXC, Inc.
                        1.890% due 02/15/2002                          A-1+/NR          P-1/NR               14,964,563
      20,000,000     Falcon Asset Securitization Corporation
                        2.030% due 01/09/2002                          A-1/NR           P1/NR                19,990,978
      20,000,000     Fleet Funding Corporation
                        1.790% due 02/06/2002                          A-1+/NR          P-1/NR               19,964,200
      20,000,000     Golden Funding Corporation
                        1.850% due 03/11/2002                          A1/NR            P1/Aa2               19,929,083
      20,000,000     Liberty Street Funding Corporation
                        1.850% due 02/15/2002                          A-1/NR           P-1/NR               19,953,750
      10,000,000     Marsh USA, Inc.
                        1.850% due 02/08/2002                          A-1+/AA-         P-1/A2                9,980,472
      20,000,000     Moat Funding LLC
                        1.810% due 03/08/2002                          A-1+/NR          P1/NR                19,933,633
      20,000,000     Mont Blanc Capital Corporation
                        2.100% due 01/07/2002                          A-1+/NR          P1/NR                19,993,000
      20,000,000     New Center Asset Trust
                        1.800% due 01/02/2002                          A1+/NR           NR/NR                19,999,000
      20,000,000     Park Avenue Receivables Corporation
                        1.930% due 01/17/2002                          A-1/NR           P-1/NR               19,982,845
      20,000,000     Preferred Receivables Funding Corporation
                        1.780% due 01/28/2002                          A-1/NR           P-1/NR               19,973,300
      15,000,000     Receivables Capital Corporation
                        2.340% due 01/14/2002                          A-1+/NR          P-1/NR               14,987,325
      10,000,000     Sigma Finance, Inc.
                        3.570% due 01/07/2002                          A-1+/AAA         P1/Aaa                9,994,050

                       See Notes to Financial Statements.

                     Munder Institutional Money Market Fund
                           Portfolio of Investments, December 31, 2001
                                 (Continued)
                  --------------------------------------------------------------

                                                                          RATING (UNAUDITED)
     PRINCIPAL                                                        -------------------------
      AMOUNT                                                          S&P               MOODY'S           VALUE
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- (CONTINUED)
$     10,000,000     Toronto-Dominion Holdings USA
                        1.720% due 03/15/2002                          A-1+/AA-         P-1/NR         $      9,965,122
      10,000,000     Transamerica Finance Corporation
                        1.840% due 02/07/2002                          A-1+/A-          P-1/A3                9,981,089
                                                                                                       ----------------

TOTAL COMMERCIAL PAPER
   (Cost $259,580,493)                                                                                      259,580,493
                                                                                                       ----------------

CORPORATE NOTES -- 3.6%
       5,000,000     Beta Finance, Inc. 144A,
                        1.890% due 03/08/2002 +, ++                    A1+/AAA          P1/Aaa                5,000,000
       5,000,000     LaSalle Bank NA
                        4.220% due 05/22/2002                          A-1+/AA          P1/Aa2                4,999,812
      10,000,000     Sigma Finance, Inc.
                        1.900% due 10/18/2002 +                        A-1+/AAA         P1/Aaa               10,000,000
                                                                                                       ----------------

TOTAL CORPORATE NOTES
   (Cost $19,999,812)                                                                                        19,999,812
                                                                                                       ----------------

REPURCHASE AGREEMENTS -- 33.7%
     126,717,099     Agreement with Lehman Brothers Holdings, Inc.,
                     1.670% dated 12/31/2001, to be repurchased at
                     $126,728,856 on 01/02/2002, collateralized by
                     $301,555,000 U.S. Treasury Bonds, 5.885%-11.250%
                     having maturities ranging from 02/15/2012 through
                     02/15/2019 (value $129,252,034)
                     126,717,099
      60,000,000     Agreement with Salomon Brothers, 1.80% dated 12/31/2001, to be repurchased at $60,006,000 on 01/02/2002, collateralized by $39,667,091 FNMA, 6.500% maturing 10/01/2031 (value
                     $39,071,219) and $22,765,120 FHLMC, 6.500% maturing
                     09/01/2031
                     (value $22,128,782)                                                                     60,000,000
                                                                                                       ----------------

TOTAL REPURCHASE AGREEMENTS
   (Cost $186,717,099)                                                                                      186,717,099
                                                                                                       ----------------
TOTAL INVESTMENTS (Cost $550,293,260*)                                                     99.4%            550,293,260
OTHER ASSETS AND LIABILITIES (NET)                                                          0.6               3,480,096
                                                                                          -----        ----------------

NET ASSETS                                                                                100.0%       $    553,773,356
                                                                                          =====        ================

----------
   * Aggregate cost for Federal tax purposes.
   + Rate represents annualized yield at date of purchase.
  ++ Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified Institutional buyers.

                       See Notes to Financial Statements.

                 Munder Institutional Funds
                       Statements of Assets and Liabilities, December 31, 2001
             -------------------------------------------------------------------


                                                          ---------------------------------------------------------
                                                            MUNDER           MUNDER            MUNDER
                                                            INSTITUTIONAL    INSTITUTIONAL     INSTITUTIONAL
                                                            S&P 500          S&P MIDCAP        S&P SMALLCAP
                                                            INDEX EQUITY     INDEX EQUITY      INDEX EQUITY
                                                            FUND             FUND              FUND
                                                          ---------------------------------------------------------
ASSETS:
Investments, at value See accompanying schedule:
       Securities.................................        $  193,185,348     $ 29,570,759     $   101,239,353
       Repurchase agreements......................             4,811,000        1,427,000             304,000
                                                          --------------     ------------     ---------------
Total Investments.................................           197,996,348       30,997,759         101,543,353
Cash..............................................                   530              854                 915
Receivable for Fund shares sold...................               745,897           74,806              52,371
Dividends receivable..............................               196,413           10,715              56,488
Receivable for investment securities sold.........                35,699          188,662             256,702
Receivable from investment advisor................                20,789            3,600                  51
Unamortized organization costs....................                 5,871            1,251                   -
Interest receivable...............................                   207               61                  13
Prepaid expenses and other assets.................                   252              267                 222
                                                          --------------     ------------     ---------------
    Total Assets..................................           199,002,006       31,277,975         101,910,115
                                                          --------------     ------------     ---------------

LIABILITIES:
Payable for Fund shares redeemed..................             5,787,513            2,100              16,345
Payable for investment securities purchased.......               113,994          197,409             336,496
Variation margin..................................                55,550           14,400               4,700
Payable upon return of securities loaned..........                     -          442,668          11,931,199
Dividends payable.................................                     -                -                   -
Custodian fees payable............................                17,198            9,661              20,824
Transfer agent fee payable........................                15,038            1,153               8,881
Accrued Director's fees and expenses..............                 5,748              358               1,798
Shareholder servicing fees payable................                 5,739            2,646              24,505
Administration fee payable........................                 5,554              426               2,468
Investment advisory fee payable...................                     -                -                   -
Accrued expenses and other payables...............                77,565            3,061              19,682
                                                          --------------     ------------     ---------------
    Total Liabilities.............................             6,083,899          673,882          12,366,898
                                                          --------------     ------------     ---------------
NET ASSETS........................................        $  192,918,107     $ 30,604,093     $    89,543,217
                                                          ==============     ============     ===============
Investments, at cost..............................        $  221,046,758     $ 30,706,224     $    93,331,136
                                                          ==============     ============     ===============

                       See Notes to Financial Statements.

-----------------------------------------------------
MUNDER              MUNDER              MUNDER
INSTITUTIONAL       INSTITUTIONAL       INSTITUTIONAL
SHORT TERM          GOVERNMENT          MONEY
TREASURY            MONEY MARKET        MARKET
FUND                FUND                FUND
----------------------------------------------------

  $18,847,072       $ 7,965,565        $ 363,576,161
      146,462         4,752,943          186,717,099
-------------       -----------        -------------
   18,993,534        12,718,508          550,293,260
            -                 -                    -
            -           524,435            3,054,806
            -                 -                    -
            -                 -                    -
        5,376            10,910              103,333
            -                 -                    -
      204,619               230            1,598,154
          829                 -                1,071
-------------       -----------         ------------
   19,204,358         13,254,083         555,050,624
-------------       ------------        ------------


            -                 -                5,628
            -                 -                    -
            -                 -                    -
            -                 -                    -
            -            22,461              948,400
        9,173             3,035               53,134
            -               780               12,753
          904               145               12,139
            -                 -                    -
          730               306               10,103
          666             1,534               57,989
       12,467             7,546              177,122
-------------       -----------         ------------
       23,940            35,807            1,277,268
-------------       -----------         ------------
$  19,180,418       $13,218,276         $553,773,356
=============       ===========         ============
$  18,723,358       $12,718,508         $550,293,260
=============       ===========         ============


                       See Notes to Financial Statements.

                   Munder Institutional Funds
                         Statements of Assets and Liabilities, December 31, 2001
                               (Continued)
               -----------------------------------------------------------------

                                                        -----------------------------------------------------------
                                                              MUNDER            MUNDER           MUNDER
                                                              INSTITUTIONAL     INSTITUTIONAL    INSTITUTIONAL
                                                              S&P 500           S&P MIDCAP       S&P SMALLCAP
                                                              INDEX EQUITY      INDEX EQUITY     INDEX EQUITY
                                                              FUND              FUND             FUND
                                                        -----------------------------------------------------------
NET ASSETS consist of:
Undistributed net investment income....................       $     248,841   $         35,351   $      114,439
Accumulated net realized gain/(loss) on
    investments sold and futures contracts ............          (4,640,094)          (556,289)      (5,098,679)
Net unrealized appreciation/(depreciation) of
    investments and future contracts...................         (23,002,565)           306,996        8,224,454
Par value..............................................              21,209              3,578            8,071
Paid-in capital in excess of par value.................         220,290,716         30,814,457       86,294,932
                                                              -------------   ----------------   --------------
Total Net Assets.......................................       $ 192,918,107   $     30,604,093   $   89,543,217
                                                              =============   ================   ==============

NET ASSETS:
Class K Shares.........................................       $  27,129,401   $     21,180,303   $   81,406,870
                                                              =============   ================   ==============
Class Y Shares.........................................       $ 165,788,706   $      9,423,790   $    8,136,347
                                                              =============   ================   ==============

SHARES OUTSTANDING:
Class K Shares.........................................           3,907,272          2,578,832        7,336,567
                                                              =============   ================   ==============
Class Y Shares.........................................          17,302,011            999,575          734,088
                                                              =============   ================   ==============

CLASS K SHARES:
Net asset value, offering price and redemption
    price per share....................................       $        6.94   $           8.21   $        11.10
                                                              =============   ================   ==============

CLASS Y SHARES:
Net asset value, offering price and redemption
    price per share....................................       $        9.58   $           9.43   $        11.08
                                                              =============   ================   ==============

                       See Notes to Financial Statements.

--------------------------------------------------
MUNDER            MUNDER            MUNDER
INSTITUTIONAL     INSTITUTIONAL     INSTITUTIONAL
SHORT TERM        GOVERNMENT        MONEY
TREASURY          MONEY MARKET      MARKET
FUND              FUND              FUND
--------------------------------------------------

$             -   $          -      $           -

        260,206              -              5,120

        270,176              -                  -
          1,952         13,218            553,768
     18,648,084     13,205,058        553,214,468
---------------   ------------      -------------
$    19,180,418   $ 13,218,276      $ 553,773,356
===============   ============      =============


$             -   $          -      $           -
===============   ============      =============
$    19,180,418   $ 13,218,276      $ 553,773,356
===============   ============      =============


              -              -                  -
===============   ============      =============
      1,952,458     13,218,276        553,768,237
===============   ============      =============



           N/A             N/A                N/A
==============    ============      =============



$         9.82    $       1.00      $        1.00
==============    ============      =============


                       See Notes to Financial Statements.

                   Munder Institutional Funds
                         Statements of Operations, Year Ended December 31, 2001
               -----------------------------------------------------------------

                                                      -------------------------------------------------------------------
                                                                      MUNDER             MUNDER           MUNDER
                                                                      INSTITUTIONAL      INSTITUTIONAL    INSTITUTIONAL
                                                                      S&P 500            S&P MIDCAP       S&P SMALLCAP
                                                                      INDEX EQUITY       INDEX EQUITY     INDEX EQUITY
                                                                      FUND               FUND             FUND
                                                      -------------------------------------------------------------------
INVESTMENT INCOME:
Interest.........................................                     $        195,310   $       57,003   $        49,054
Dividends (a)....................................                            2,263,705          112,163           632,158
Securities lending...............................                                    -            8,807            91,235
                                                                      ----------------   --------------   ---------------
    Total Investment Income......................                            2,459,015          177,973           772,447
                                                                      ----------------   --------------   ---------------

EXPENSES:
Custodian fees...................................                              121,894           65,175           144,892
Investment advisory fee..........................                              122,672           18,589           126,643
Shareholder servicing fees:
    Class K Shares...............................                               55,796           11,542           188,916
Transfer agent fee...............................                               68,654            3,560            29,102
Legal and audit fees.............................                               47,446            3,846            28,337
Administration fee...............................                               35,384            2,481            17,668
Registration and filing fees.....................                               32,177              890             4,570
Directors' fees and expenses.....................                               12,334              859             6,090
Printing fees....................................                               12,090              839             5,235
Amortization of organization costs...............                                7,005            1,071                 -
Other............................................                               20,134              331            10,081
                                                                      ----------------   --------------   ---------------
       Total Expenses............................                              535,586          109,183           561,534
Fees waived and/or expenses reimbursed by
         investment advisor .....................                             (320,276)         (75,276)         (224,663)
                                                                      ----------------   --------------   ---------------
       Net Expenses..............................                              215,310           33,907           336,871
                                                                      ----------------   --------------   ---------------
NET INVESTMENT INCOME............................                            2,243,705          144,066           435,576
                                                                      ----------------   --------------   ---------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
INVESTMENTS:
Net realized gain/(loss) from:
    Security transactions........................                           (2,919,631)         (68,592)       (2,576,443)
    Future contracts.............................                             (584,157)        (238,703)         (405,472)
Net change in unrealized appreciation/
  (depreciation) of:
    Securities...................................                          (13,724,500)         427,118         7,002,836
    Futures contracts............................                               96,067           30,881            12,237
                                                                      ----------------   --------------   ---------------
Net realized and unrealized gain/(loss)
    on investments...............................                          (17,132,221)         150,704         4,033,158
                                                                      ----------------   --------------   ---------------

NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS........................                     $    (14,888,516)  $      294,770   $     4,468,734
                                                                      ================   ==============   ===============


----------
(a) Net of foreign withholding tax of $11,122 and $331 for Munder Institutional S&P 500 Index Equity Fund and Munder Institutional S&P SmallCap Index Equity Fund, respectively.
(b) The Munder Institutional Government Money Market Fund commenced operations on October 3, 2001.



                       See Notes to Financial Statements.

-------------------------------------------------
MUNDER            MUNDER           MUNDER
INSTITUTIONAL     INSTITUTIONAL    INSTITUTIONAL
SHORT TERM        GOVERNMENT       MONEY
TREASURY          MONEY MARKET     MARKET
FUND              FUND (B)         FUND
-------------------------------------------------

$      1,658,770  $      107,686   $   13,084,447
               -               -                -
               -               -                -
----------------  --------------   --------------
       1,658,770         107,686       13,084,447
----------------  --------------   --------------


          16,063           3,035           62,379
          59,096           9,695          685,808

               -               -                -
           6,894             780          119,713
           1,621             648           95,720
           9,879             824           64,885
           1,389           5,100           80,303
           1,999             149           21,132
               -           1,219           18,980
               -               -                -
           5,169             828           19,853
----------------  --------------   --------------
         102,110          22,278        1,168,773

         (34,169)        (16,427)        (757,722)
----------------  --------------   --------------
          67,941           5,851          411,051
----------------  --------------   --------------
       1,590,829         101,835       12,673,396
----------------  --------------   --------------




         850,596               -            5,120
               -               -                -


        (306,699)              -                -
               -               -                -
----------------  --------------   --------------

         543,897               -            5,120
----------------  --------------   --------------


$      2,134,726  $      101,835   $   12,678,516
================  ==============   ==============

                       See Notes to Financial Statements.

         Munder Institutional Funds
               Statements of Changes in Net Assets, Year Ended December 31, 2001
     ---------------------------------------------------------------------------


                                                     -------------------------------------------------------------
                                                           MUNDER               MUNDER              MUNDER
                                                           INSTITUTIONAL        INSTITUTIONAL       INSTITUTIONAL
                                                           S&P 500              S&P MIDCAP          S&P SMALLCAP
                                                           INDEX EQUITY         INDEX EQUITY        INDEX EQUITY
                                                           FUND                 FUND                FUND
                                                     -------------------------------------------------------------
Net investment income ................................      $   2,243,705       $     144,066       $     435,576
Net realized gain/(loss) on investments sold .........         (3,503,788)           (307,295)         (2,981,915)
Net change in unrealized appreciation/(depreciation)
    of investments ...................................        (13,628,433)            457,999           7,015,073
                                                            -------------       -------------       -------------
Net increase/(decrease) in net assets resulting from
    operations .......................................        (14,888,516)            294,770           4,468,734

Dividends to shareholders from net investment income:
       Class K Shares ................................           (284,747)            (35,854)           (274,665)
       Class Y Shares ................................         (1,715,018)            (73,594)            (46,469)
Distributions to shareholders from net realized gains:
       Class K Shares ................................            (41,387)            (32,185)         (2,987,526)
       Class Y Shares ................................           (303,994)            (59,360)           (322,082)
Net increase/(decrease) in net assets
    from Fund share transactions:
       Class K Shares ................................         13,611,745          17,864,367          12,505,187
       Class Y Shares ................................         89,663,418           1,490,301          (1,243,938)
                                                            -------------       -------------       -------------
Net increase/(decrease) in net assets ................         86,041,501          19,448,445          12,099,241

NET ASSETS:
Beginning of period ..................................        106,876,606          11,155,648          77,443,976
                                                            -------------       -------------       -------------

End of period ........................................      $ 192,918,107       $  30,604,093       $  89,543,217
                                                            =============       =============       =============

Undistributed net investment income ..................      $     248,841       $      35,351       $     114,439
                                                            =============       =============       =============



----------
(a) The Munder Institutional Government Money Market Fund commenced operations on October 3, 2001.


                       See Notes to Financial Statements.

---------------------------------------------------------
MUNDER                MUNDER              MUNDER
INSTITUTIONAL         INSTITUTIONAL       INSTITUTIONAL
SHORT TERM            GOVERNMENT          MONEY
TREASURY              MONEY MARKET        MARKET
FUND                  FUND (A)            FUND
---------------------------------------------------------
$      1,590,829      $       101,835     $    12,673,396
         850,596                    -               5,120

        (306,699)                   -                   -
-----------------     ---------------     ---------------

       2,134,726              101,835          12,678,516



               -                    -                   -
      (1,609,406)            (101,835)        (12,673,396)

               -                    -                   -
        (723,376)                   -                   -

               -                    -                   -
     (26,589,784)          13,218,276         398,576,968
-----------------     ---------------     ---------------
     (26,787,840)          13,218,276         398,582,088


      45,968,258                    -         155,191,268
----------------      ---------------     ---------------

$     19,180,418      $    13,218,276     $   553,773,356
================      ===============     ===============

$              -      $             -     $             -
================      ===============     ===============

                       See Notes to Financial Statements.

         Munder Institutional Funds
               Statements of Changes in Net Assets, Year Ended December 31, 2000
     ---------------------------------------------------------------------------


                                                            ------------------------------------------------------------
                                                                     MUNDER             MUNDER            MUNDER
                                                                     INSTITUTIONAL      INSTITUTIONAL     INSTITUTIONAL
                                                                     S&P 500            S&P MIDCAP        S&P SMALLCAP
                                                                     INDEX EQUITY       INDEX EQUITY      INDEX EQUITY
                                                                     FUND               FUND              FUND
                                                            ------------------------------------------------------------

Net investment income..........................................      $    1,436,433     $     171,928     $      257,943
Net realized gain on investments sold..........................          20,913,332         2,396,448          9,248,360
Net change in unrealized appreciation/(depreciation)
    of investments.............................................         (36,137,580)         (569,863)        (2,591,070)
                                                                     --------------     -------------     --------------
Net increase/(decrease) in net assets resulting from
    operations.................................................         (13,787,815)        1,998,513          6,915,233

Dividends to shareholders from net investment income:
       Class K Shares..........................................            (140,146)          (41,673)          (193,057)
       Class Y Shares..........................................          (1,035,229)         (122,625)           (39,063)
Distributions to shareholders from net realized gains:
       Class K Shares..........................................          (2,999,116)         (651,333)        (6,061,579)
       Class Y Shares..........................................         (13,640,892)       (1,466,065)          (782,260)
Net increase/(decrease) in net assets from Fund share
  transactions:
       Class K Shares..........................................          17,089,207         2,014,497         38,684,325
       Class Y Shares..........................................          (1,582,384)       (1,071,490)       (14,734,298)
                                                                     --------------     -------------     --------------
Net increase/(decrease) in net assets..........................         (16,096,375)          659,824         23,789,301

NET ASSETS:
Beginning of period............................................         122,972,981        10,495,824         53,654,675
                                                                     --------------     -------------     --------------

End of period..................................................      $  106,876,606     $  11,155,648     $   77,443,976
                                                                     ==============     =============     ==============

Undistributed net investment income ...........................      $            -     $           -     $        3,648
                                                                     ==============     =============     ==============


----------
(a) The Munder Institutional Short Term Treasury Fund commenced operations on February 2, 2000.



                       See Notes to Financial Statements.

---------------------------------
MUNDER            MUNDER
INSTITUTIONAL     INSTITUTIONAL
SHORT TERM        MONEY
TREASURY          MARKET
FUND(A)           FUND
---------------------------------
$      5,527,449  $     8,362,604
         376,137                -

         576,875
----------------  ---------------
       6,480,461        8,362,604



               -                -
      (5,578,464)      (8,362,604)

               -                -
        (173,559)               -


               -                -
      45,239,820       52,655,775
----------------  ---------------
      45,968,258       52,655,775


               -      102,535,493
----------------  ---------------

$     45,968,258  $   155,191,268
================  ===============

$              -  $             -
================  ===============

                       See Notes to Financial Statements.

      Munder Institutional S&P 500 Index Equity Fund (a)
            Financial Highlights, For a Share Outstanding Throughout Each Period
  ------------------------------------------------------------------------------



                                                                                        Y SHARES
                                                         ----------------------------------------------------------------
                                                         YEAR         YEAR         YEAR         YEAR         PERIOD
                                                         ENDED        ENDED        ENDED        ENDED        ENDED
                                                         12/31/01     12/31/00     12/31/99(D)  12/31/98     12/31/97
                                                         ----------------------------------------------------------------
Net asset value, beginning of period...............      $  11.03     $  14.51     $  12.49     $  10.00     $   10.00
                                                         --------     --------     --------     --------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............................          0.13         0.16         0.17         0.17          0.04
Net realized and unrealized gain/(loss) on
  investments......................................         (1.45)       (1.52)        2.36         2.63          0.00(e)
Total from investment operations...................         (1.32)       (1.36)        2.53         2.80          0.04
                                                         ---------    --------     --------     --------     ---------
LESS DISTRIBUTIONS:
Distributions from net investment income...........         (0.11)       (0.13)       (0.17)       (0.17)        (0.04)
Distributions from net realized gains..............         (0.02)       (1.99)       (0.32)       (0.14)           -
Distributions from capital.........................             -            -        (0.02)           -            -
                                                         --------     --------     --------     --------     --------
Total distributions................................         (0.13)       (2.12)       (0.51)       (0.31)        (0.04)
                                                         ---------    --------     --------     --------     ---------
Net asset value, end of period.....................      $   9.58     $  11.03     $  14.51     $  12.49     $   10.00
                                                         ========     ========     ========     ========     =========
TOTAL RETURN (B)...................................        (11.93)%      (9.32)%      20.56%       28.22%         0.39%
                                                         =========    =========    ========     ========     =========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...............      $165,789     $ 90,395     $118,761     $ 69,032     $  63,999
Ratio of operating expenses to average net assets..          0.09%        0.09%        0.09%        0.09%         0.09%(c)
Ratio of net investment income to average
  net assets.......................................          1.31%        1.15%        1.26%        1.44%         1.76%(c)
Portfolio turnover.................................             2%          65%          10%           6%            0%
Ratio of operating expenses to average net assets
    without expenses reimbursed....................          0.27%        0.27%        0.32%        0.32%         0.61%(c)


----------------
(a) The Munder Institutional S&P 500 Index Equity Fund Class Y Shares commenced operations on October 14, 1997.
(b)  Total return represents aggregate total return for the period indicated.
(c)  Annualized.
(d)  Per share numbers have been calculated using the average shares method.
(e) The amount shown at this caption for each share outstanding throughout the period may not accord with the change in aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market values of the portfolio.

                       See Notes to Financial Statements.

      Munder Institutional S&P MidCap Index Equity Fund (a)
            Financial Highlights, For a Share Outstanding Throughout Each Period
  ------------------------------------------------------------------------------



                                                                                     Y SHARES
                                                                ------------------------------------------------------
                                                                 YEAR         YEAR          YEAR          PERIOD
                                                                ENDED         ENDED         ENDED         ENDED
                                                                12/31/01      12/31/00      12/31/99(D)   12/31/98
                                                                ------------------------------------------------------

Net asset value, beginning of period......................      $   9.74      $  10.29      $  11.08      $  10.00
                                                                --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................................          0.11          0.15          0.16          0.11
Net realized and unrealized gain/(loss) on investments....         (0.26)         1.56          1.48          1.34
                                                                ---------     --------      --------      --------
Total from investment operations..........................         (0.15)         1.71          1.64          1.45
                                                                ---------     --------      --------      --------
LESS DISTRIBUTIONS:
Distributions from net investment income..................         (0.09)        (0.14)        (0.17)        (0.11)
Distributions in excess of net investment income..........             -             -         (0.05)            -
Distributions from net realized gains.....................         (0.07)        (2.12)        (2.21)        (0.26)
                                                                ---------     --------      --------      --------
Total distributions.......................................         (0.16)        (2.26)        (2.43)        (0.37)
                                                                ---------     --------      --------      --------
Net asset value, end of period............................      $    9.43     $   9.74      $  10.29      $  11.08
                                                                =========     ========      ========      ========
TOTAL RETURN (B)..........................................         (1.29)%       17.74%        14.69%        15.04%
                                                                =========     ========      ========      ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)......................      $  9,424      $   8,141      $ 9,264      $10,853
Ratio of operating expenses to average net assets.........          0.18%         0.18%         0.18%         0.18%(c)
Ratio of net investment income to average net assets......          1.25%         1.36%         1.46%         1.20%(c)
Portfolio turnover........................................            22%           86%           36%           37%
Ratio of operating expenses to average net assets
    without expenses reimbursed...........................          0.81%         0.83%         1.04%         0.88%(c)


----------------
(a) The Munder Institutional S&P MidCap Index Equity Fund Class Y Shares commenced operations on February 13, 1998.
(b)   Total return represents aggregate total return for the period indicated.
(c)   Annualized.
(d)   Per share numbers have been calculated using the average shares method.



                       See Notes to Financial Statements.

      Munder Institutional S&P SmallCap Index Equity Fund (a)
            Financial Highlights, For a Share Outstanding Throughout Each Period
   -----------------------------------------------------------------------------


                                                                                   Y SHARES
                                                         -------------------------------------------------------------------
                                                         YEAR         YEAR         PERIOD         PERIOD       PERIOD
                                                         ENDED        ENDED        ENDED          ENDED        ENDED
                                                         12/31/01     12/31/00     12/31/99(D,E)  12/31/98(E)  12/31/97
                                                         -------------------------------------------------------------------
Net asset value, beginning of period...............      $  10.94     $  10.91     $  10.00       $  10.23     $   10.00
                                                         --------     --------     --------       --------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............................          0.08         0.09         0.02           0.02          0.04
Net realized and unrealized gain on investments....          0.52         1.00         1.02           0.84          0.26
                                                         --------     --------     --------       --------     ---------
Total from investment operations...................          0.60         1.09         1.04           0.86          0.30
                                                         --------     --------     --------       --------     ---------
LESS DISTRIBUTIONS:
Distributions from net investment income...........         (0.06)       (0.07)       (0.01)             -         (0.04)
Distributions from net realized gains..............         (0.40)       (0.99)           -              -            -
Distributions from capital.........................            -             -        (0.12)         (0.04)        (0.03)
                                                         -------      --------     --------       --------     ---------
Total distributions................................         (0.46)       (1.06)       (0.13)         (0.04)        (0.07)
                                                         ---------    --------     --------       --------     ---------
Net asset value, end of period.....................      $  11.08     $  10.94     $  10.91       $  11.05(f)  $   10.23
                                                         ========     ========     ========       ========     =========
TOTAL RETURN (B)...................................          6.45%       10.58%       10.50%          8.41%         3.00%
                                                         ========     ========     ========       ========     =========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...............      $  8,136     $  9,181     $ 22,834              -     $   2,559
Ratio of operating expenses to average net assets..          0.18%        0.18%        0.18%(c)       0.18%(g)      0.18%(c)
Ratio of net investment income to average net assets         0.74%        0.62%        1.14%(c)       0.52%(g)      0.80%(c)
Portfolio turnover.................................            23%         101%           3%            17%            8%
Ratio of operating expenses to average net assets
    without expenses reimbursed....................          0.45%        0.57%        0.52%(c)       4.53%(g)      3.88%(c)

----------------
(a) The Munder Institutional S&P SmallCap Index Equity Fund Class Y Shares commenced operations on August 7, 1997.
(b)   Total return represents aggregate total return for the period indicated.
(c)   Annualized.
(d)   Per share numbers have been calculated using the average shares method.
(e) The Fund ceased investment operations on May 18, 1998 and resumed operations on October 27, 1999.
(f)   Reflects the net asset value on May 18, 1998.
(g)   Annualized based on the activity of the Fund through May 18, 1998.



                       See Notes to Financial Statements.

      Munder Institutional Short Term Treasury Fund (a)
            Financial Highlights, For a Share Outstanding Throughout Each Period

   -----------------------------------------------------------------------------


                                                                                         Y SHARES
                                                                               -----------------------------
                                                                                YEAR              PERIOD
                                                                                ENDED             ENDED
                                                                                12/31/01          12/31/00
                                                                               -----------------------------
Net asset value, beginning of period.......................................     $   10.06         $   10.00
                                                                                ---------         ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income......................................................          0.56              0.58
Net realized and unrealized gain on investments............................          0.13              0.11
                                                                                ---------         ---------
Total from investment operations...........................................          0.69              0.69
                                                                                ---------         ---------
LESS DISTRIBUTIONS:
Distributions from net investment income...................................         (0.57)            (0.59)
Distributions from net realized gains......................................         (0.36)            (0.04)
                                                                                ----------        ---------
Total distributions........................................................         (0.93)            (0.63)
                                                                                ----------        ---------
Net asset value, end of period.............................................     $    9.82         $   10.06
                                                                                =========         =========
TOTAL RETURN (B)...........................................................          7.05%             7.13%
                                                                                =========         =========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......................................     $  19,180          $  45,968
Ratio of operating expenses to average net assets..........................          0.23%             0.23%(c)
Ratio of net investment income to average net assets.......................          5.37%             6.13%(c)
Portfolio turnover.........................................................            68%               133%
Ratio of operating expenses to average net assets
    without expenses reimbursed............................................          0.34%             0.31%(c)


----------------
(a) The Munder Institutional Short Term Treasury Fund Class Y Shares commenced operations on February 2, 2000.
(b)   Total return represents aggregate total return for the period indicated.
(c)   Annualized.


                       See Notes to Financial Statements.

       Munder Institutional Government Money Market Fund (a)
             Financial Highlights, For a Share Outstanding Throughout The Period

    ----------------------------------------------------------------------------


                                                                            ----------
                                                                            PERIOD
                                                                            ENDED
                                                                            12/31/01
                                                                            ----------
Net asset value, beginning of period.................................        $    1.00
                                                                             ---------
LOSS FROM INVESTMENT OPERATIONS:
Net investment income................................................            0.005
                                                                             ---------
Total from investment operations.....................................            0.005
                                                                             ---------
LESS DISTRIBUTIONS:
Distributions from net investment income.............................           (0.005)
                                                                             ----------
Total distributions..................................................           (0.005)
                                                                             ---------

Net asset value, end of period.......................................        $    1.00
                                                                             =========
TOTAL RETURN (B).....................................................             0.50%
                                                                             =========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).................................        $  13,218
Ratio of operating expenses to average net assets....................             0.12%(c)
Ratio of net investment income to average net assets.................             2.13%(c)
Ratio of operating expenses to average net assets
     without expenses reimbursed.....................................             0.46%(c)

----------
(a) The Munder Institutional Government Money Market Fund commenced operations on October 3, 2001.
(b)   Total return represents aggregate total return for the period indicated.
(c)   Annualized.





                       See Notes to Financial Statements.

      Munder Institutional Money Market Fund (a)
            Financial Highlights, For a Share Outstanding Throughout Each Period
   -----------------------------------------------------------------------------


                                                                                        Y SHARES
                                                                      ---------------------------------------------
                                                                        YEAR            YEAR            PERIOD
                                                                        ENDED           ENDED           ENDED
                                                                        12/31/01        12/31/00        12/31/99
                                                                      ---------------------------------------------

Net asset value, beginning of period...............................     $   1.00        $    1.00       $   1.00
                                                                        --------        ---------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............................................        0.041            0.062          0.050
                                                                        --------        ---------       --------
Total from investment operations...................................        0.041            0.062          0.050
                                                                        --------        ---------       --------
LESS DISTRIBUTIONS:
Distributions from net investment income...........................       (0.041)          (0.062)        (0.050)
                                                                        --------        ---------       --------
Total distributions................................................       (0.041)          (0.062)        (0.050)
                                                                        --------        ---------       --------
Net asset value, end of period.....................................     $   1.00        $    1.00       $   1.00
                                                                        ========        =========       ========
TOTAL RETURN (B)...................................................         4.20%            6.44%          5.09%
                                                                        ========        =========       ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...............................     $553,773        $ 155,191      $ 102,535
Ratio of operating expenses to average net assets..................         0.12%            0.18%          0.20%(c)
Ratio of net investment income to average net assets...............         3.63%            6.26%          4.99%(c)
Ratio of operating expenses to average net assets
    without expenses reimbursed....................................         0.33%            0.31%          0.37%(c)

----------------
(a) The Munder Institutional Money Market Fund Class Y Shares commenced operations on January 4, 1999.
(b)   Total return represents aggregate total return for the period indicated.
(c)   Annualized.




                       See Notes to Financial Statements.

                The Munder Institutional Funds
                       Notes to Financial Statements, December 31, 2001
             -------------------------------------------------------------------



1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      St. Clair Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and was organized as a Maryland corporation on May 23, 1984. The Company consists of seven portfolios currently in operation.

      Information presented in these financial statements pertains only to the Munder Institutional S&P 500 Index Equity Fund, the Munder Institutional S&P MidCap Index Equity Fund, the Munder Institutional S&P SmallCap Index Equity Fund, the Munder Institutional Short Term Treasury Fund, the Munder Institutional Government Money Market Fund and the Munder Institutional Money Market Fund (each a "Fund" and collectively the "Funds"). The financial statements for the remaining fund of the Company are presented in a separate report.

      The Funds (with the exception of the Munder Institutional Government Money Market Fund and the Munder Institutional Money Market Fund) offer two classes of shares -- Class K and Class Y Shares. The Munder Institutional Government Money Market Fund and the Munder Institutional Money Market Fund offer four classes of shares -- Class K, Class Y, Class Y-2 and Class Y-3 shares. At December 31, 2001 the Class K Shares of the Munder Institutional Short Term Treasury Fund, the Munder Institutional Money Market Fund and the Munder Institutional Government Money Market Fund and Class Y-2 and Class Y-3 shares of the Munder Institutional Money Market Fund and the Munder Institutional Government Money Market Fund had not yet commenced operations. The Financial Highlights of Class K Shares of the Funds are presented in a separate annual report.

      The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

      The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

      Security Valuation: Securities (including financial futures, if any) traded on a recognized securities exchange or on the NASDAQ National Market System ("NASDAQ") are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market as of the close of business on the date of the valuation. Securities traded on a national securities exchange or on NASDAQ for which there were no sales on the date of valuation and securities traded on over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Restricted securities, and securities and assets for which market quotations are not readily available, are valued at fair value by a pricing committee, under the guidelines approved by supervision of the Board of Directors. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, unless the Board of Directors determines that such valuation does not constitute fair value at that time. Debt securities held by the Munder Institutional Money Market Fund and the Munder Institutional Government Money Market Fund are also valued on an amortized cost basis, which approximates current market value. Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Regular review and monitoring of the valuation of securities held by the Munder Institutional Government Money Market Fund and the Munder Institutional Money Market Fund is performed pursuant to procedures established by the Board of Directors. The Munder Institutional Government Money Market Fund and the Munder Institutional Money Market Fund seek to maintain a net asset value per share of $1.00.

      Futures Contracts: Each of the Funds (except Munder Institutional Short Term Treasury Fund, Munder Institutional Government Money Market Fund and Munder Institutional Money Market Fund) may enter into futures contracts for the purpose of hedging against changes in the value of the portfolio securities held and in the value of the securities it intends to purchase, or in order to maintain liquidity. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. A Fund

                 The Munder Institutional Funds
                         Notes to Financial Statements, December 31, 2001
                                (Continued)
              ------------------------------------------------------------------


recognizes a realized gain or loss when the contract is closed. The net unrealized appreciation/ (depreciation), if any, is shown in the financial statements

      There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

      Repurchase Agreements: Each of the Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to a fund in the event a fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while a fund seeks to assert its rights. Munder Capital Management (the "Advisor") or World Asset Management, a division of Munder Capital Management, reviews the value of the collateral and the creditworthiness of those banks and dealers with which a fund enters into repurchase agreements to evaluate potential risks.

      Loans of Portfolio Securities: Each of the Funds may lend portfolio securities, up to 25% of the value of a Fund's total assets. Each loan is secured by collateral adjusted daily to have a market value at least equal to the current market value of the securities loaned at the close of business on the preceding business day. These loans are terminable at any time and the Funds will receive any interest or dividends paid on the loaned securities. A Fund may share with the borrower some of the income received on the collateral for the loan or a Fund will be paid a premium for the loan. This income is reflected as securities lending income in the Statement of Operations. If the borrower defaults and the value of the portfolio securities increases in excess of the collateral received or if bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

      Security Transactions and Investment Income: Security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. General expenses of the Funds are allocated to each Fund based on relative net assets of each Fund. Operating expenses of each Fund are prorated between the share classes where applicable, based on the relative average net assets of each class.

      Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid at least quarterly (if available) by the Munder Institutional S&P 500 Index Equity Fund, the Munder Institutional S&P MidCap Equity Fund and the Munder Institutional SmallCap Equity Fund; declared daily and paid monthly (if available) by the Munder Institutional Short Term Treasury Fund, the Munder Institutional Government Money Market Fund and the Munder Institutional Money Market Fund. Each Fund's net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of certain expenses and income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund as a whole.

      As determined at December 31, 2001, permanent differences resulting from different book and tax accounting for organization expenses were reclassified at year-end. These reclassifications had no effect on net investment income, net assets or net asset value per share.

                  The Munder Institutional Funds
                         Notes to Financial Statements, December 31, 2001
                               (Continued)
               -----------------------------------------------------------------

      Federal Income Taxes: Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

2.    INVESTMENT ADVISORS AND OTHER RELATED PARTY TRANSACTIONS

      For its advisory services, the Advisor is entitled to receive fees the Funds computed daily and payable monthly, based on the average daily net assets of the respective Fund, at the following annual rates:



                                                                           FEES ON AVERAGE
                                                                           DAILY NET ASSETS
                                                                           ----------------
     Munder Institutional S&P 500 Index Equity Fund.....................        0.07%
     Munder Institutional S&P MidCap Index Equity Fund..................        0.15%
     Munder Institutional S&P SmallCap Index Equity Fund................        0.15%
     Munder Institutional Short Term Treasury Fund......................        0.20%
     Munder Institutional Government Money Market Fund..................        0.20% (1)
     Munder Institutional Money Market Fund.............................        0.20% (1)

      The Advisor voluntarily waived fees and reimbursed certain expenses, payable by the Funds, for the year ended December 31, 2001, as follows:

                                                                              FEES WAIVED         EXPENSES REIMBURSED
                                                                              -----------         -------------------
     Munder Institutional S&P 500 Index Equity Fund....................          $122,672                   $ 197,604
     Munder Institutional S&P MidCap Index Equity Fund.................            18,589                      56,687
     Munder Institutional S&P SmallCap Index Equity Fund...............           126,643                      98,020
     Munder Institutional Short Term Treasury Fund.....................                 -                      34,169
     Munder Institutional Government Money Market Fund.................             3,878                      12,549
     Munder Institutional Money Market Fund............................           274,323                     483,399

----------
      (1) The Advisor contractually agreed to reduce the management fee to 0.12% for the Money Market Fund effective May 15, 2001 and the Institutional Government Money Market Fund effective October 1, 2001, each through April 30, 2002, or the effective date of the Funds' next annual registration statement update, whichever occurs first.

      Comerica Inc. ("Comerica") through its wholly-owned subsidiary Comerica Bank, owns approximately 94% of the Advisor. Comerica Bank provides certain sub-transfer agency and other related services to the Funds. As compensation for the sub-transfer agency and other related services provided to the Funds, Comerica receives a fee of 0.01% of the aggregate average daily net assets of the Funds beneficially owned by Comerica Bank and its customers. Comerica Bank earned $60,398 for its sub-transfer agency and other related services to the Funds for the year ended December 31, 2001.

      Each Director of the Company is paid an aggregate fee for services provided as a Board member of the Company, The Munder Funds Trust, The Munder Funds, Inc., and The Munder Framlington Funds Trust. The fee consists of a $68,000 annual retainer ($90,000 for the Chairman) for services in such capacity plus out-of-pocket expenses related to attendance at Board and Committee meetings. Each Trustee of the Munder @Vantage Fund is paid an annual retainer of $4,000 for services as a Board member plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Board member who is a Chairman of a Committee (Audit Committee, Board Process and Compliance Oversight Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such services. No officer, director or employee of the Advisor or Comerica received any compensation from the Company.

3.    DISTRIBUTION AND SERVICE PLAN

      The Funds have adopted a Distribution and Service Plan (the "Plan") for the Class K Shares of each Fund. Under the Plan, the Funds are permitted to enter into agreements with institutions that provide shareholder services ("Service Organizations") to their customers that invest in Class K shares. For the year ended December 31, 2001, the contractual rate

              The Munder Institutional Funds
                     Notes to Financial Statements, December 31, 2001
                           (Continued)
          ----------------------------------------------------------------------

payable under the Plan was 0.25% based on the average daily net assets of the Class K shares of the respective Funds. No payments are made under the Plan with regard to Class Y shares.


4.    SECURITIES TRANSACTIONS

      For the year ended December 31, 2001, cost of purchases and proceeds from sales of securities other than short-term investments and U.S. Government securities were as follows:

                                                                                        PURCHASES                SALES
                                                                                        ---------                -----
      Munder Institutional S&P 500 Index Equity Fund.....................           $ 109,452,637           $3,662,315
      Munder Institutional S&P MidCap Index Equity Fund..................              20,604,471            2,586,668
      Munder Institutional S&P SmallCap Index Equity Fund................              26,496,654           18,933,186

      For the year ended December 31, 2001, cost of purchases and proceeds from sales of U.S. Government securities, excluding short-term investments, were as follows:

                                                                                        PURCHASES                SALES
                                                                                        ---------                -----
      Munder Institutional Short Term Treasury Fund......................            $ 20,293,671         $ 46,121,479

      At December 31, 2001, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value for Federal income tax purposes was as follows:

                                                                                        TAX BASIS            TAX BASIS
                                                                                       UNREALIZED           UNREALIZED
                                                                                     APPRECIATION         DEPRECIATION
                                                                                     ------------         ------------
      Munder Institutional S&P 500 Index Equity Fund.....................            $ 12,110,826          $36,990,912
      Munder Institutional S&P MidCap Index Equity Fund..................               2,032,859            1,996,875
      Munder Institutional S&P SmallCap Index Equity Fund................              16,150,519           10,349,126
      Munder Institutional Short Term Treasury Fund......................                 280,610               16,116

At December 31, 2001, the following funds had open financial futures contracts:

                                                                NOTIONAL VALUE    MARKET VALUE   GROSS UNREALIZED
                                                   CONTRACTS     OF CONTRACTS     OF CONTRACTS     APPRECIATION
                                             -------------------------------------------------------------------------
MUNDER INSTITUTIONAL S&P 500 INDEX
EQUITY FUND:
S&P 500 Index, March 2002 ...............                22       $6,272,755       $6,320,600       $   47,845
MUNDER INSTITUTIONAL S&P MIDCAP
INDEX EQUITY FUND:
 S&P MidCap 400 Index, March 2002 .......                 6        1,511,839        1,527,300           15,461
MUNDER INSTITUTIONAL S&P SMALLCAP
INDEX EQUITY FUND:
Russell 2000 Index Futures, March 2002...                 2          477,063          489,300           12,237


5.    ORGANIZATION COSTS

      Expenses incurred prior to June 30, 1998 in connection with the organization of the Funds, including the fees and expenses of registering and qualifying its shares for distribution under Federal securities regulations, have been capitalized and are being amortized on a straight-line basis over a period of 5 years from commencement of operations.

                   The Munder Institutional Funds
                           Notes to Financial Statements, December 31, 2001
                                 (Continued)
               -----------------------------------------------------------------


6.    COMMON STOCK

      At December 31, 2001, twenty-five million shares (with the exception of the Munder Institutional Government Money Market Fund and the Munder Institutional Money Market Fund) of $0.001 par value common stock were authorized for each share class of the Funds. At December 31, 2001, the Munder Institutional Money Market Fund was authorized to issue five billion shares of Class K and Class Y and one billion shares of Class Y-2 and Class Y-3 shares of $0.001 par value common stock



                                                                CLASS K SHARES                        CLASS K SHARES
                                                                   YEAR ENDED                            YEAR ENDED
                                                                    12/31/01                              12/31/00
                                                       -------------------------------     -------------------------------

MUNDER INSTITUTIONAL S&P 500 INDEX EQUITY FUND:
                                                                 SHARES         AMOUNT              SHARES          AMOUNT
                                                                 ------         ------              ------          ------
Sold...................................................       2,875,493    $20,764,704           2,314,089     $23,084,551
Issued as reinvestment of dividends....................              29            193               1,403          11,030
Redeemed...............................................      (1,022,061)    (7,153,152)           (661,148)     (6,006,374)
                                                            -----------    -----------         -----------     -----------
Net increase...........................................       1,853,461    $13,611,745           1,654,344     $17,089,207
                                                            ===========    ===========         ===========     ===========


                                                                CLASS Y SHARES                        CLASS Y SHARES
                                                                   YEAR ENDED                            YEAR ENDED
                                                                    12/31/01                              12/31/00
                                                       -------------------------------     -------------------------------
MUNDER INSTITUTIONAL S&P 500 INDEX EQUITY
FUND:                                                           SHARES         AMOUNT              SHARES          AMOUNT
                                                                 ------         ------              ------          ------
Sold...................................................      11,885,395   $116,976,764           6,503,748     $88,529,484
Issued as reinvestment of dividends....................               -              -                 412           6,137
Redeemed...............................................      (2,778,152)   (27,313,346)         (6,495,709)    (90,118,005)
                                                            -----------    -----------         -----------     -----------
Net increase/(decrease)................................       9,107,243    $89,663,418               8,451     $(1,582,384)
                                                            ===========    ===========         ===========     ===========


                                                                CLASS K SHARES                        CLASS K SHARES
                                                                   YEAR ENDED                            YEAR ENDED
                                                                    12/31/01                              12/31/00
                                                       -------------------------------     -------------------------------

MUNDER INSTITUTIONAL S&P MIDCAP INDEX EQUITY
FUND:                                                            SHARES         AMOUNT              SHARES          AMOUNT
                                                                 ------         ------              ------          ------

Sold...................................................       2,344,344    $18,834,655             417,084     $ 3,973,913
Redeemed...............................................        (120,007       (970,288)           (199,512)     (1,959,416)
                                                            -----------    -----------         -----------     -----------
Net increase...........................................       2,224,337    $17,864,367             217,572     $ 2,014,497
                                                            ===========    ===========         ===========     ===========

                                                                CLASS Y SHARES                        CLASS K SHARES
                                                                   YEAR ENDED                            YEAR ENDED
                                                                    12/31/01                              12/31/00
                                                       -------------------------------     -------------------------------

MUNDER INSTITUTIONAL S&P MIDCAP INDEX EQUITY
FUND:
                                                                 SHARES         AMOUNT              SHARES          AMOUNT
                                                                 ------         ------              ------          ------

Sold...................................................         208,479    $ 1,916,664             216,898     $ 2,151,950
Redeemed...............................................         (44,482)      (426,363)           (281,490)     (3,223,440)
                                                            -----------    -----------         -----------     -----------
Net increase/(decrease)................................         163,997    $ 1,490,301             (64,592)    $(1,071,490)
                                                            ===========    ===========         ===========     ===========

                  The Munder Institutional Funds
                          Notes to Financial Statements, December 31, 2001
                                 (Continued)
               -----------------------------------------------------------------



                                                                CLASS K SHARES                        CLASS K SHARES
                                                                   YEAR ENDED                            YEAR ENDED
                                                                    12/31/01                              12/31/00
                                                       -------------------------------     -------------------------------

MUNDER INSTITUTIONAL S&P SMALLCAP INDEX EQUITY
FUND:
                                                                 SHARES         AMOUNT              SHARES          AMOUNT
                                                                 ------         ------              ------          ------

Sold...................................................       2,485,890    $26,958,327           4,021,640     $45,788,598
Issued as reinvestment of dividends....................             373          3,346               1,706          11,146
Redeemed...............................................      (1,375,533)   (14,456,486)           (623,945)     (7,115,419)
                                                            -----------    -----------         -----------     -----------
Net increase...........................................       1,110,730    $12,505,187           3,398,771     $38,684,325
                                                            ===========    ===========         ===========     ===========


                                                                CLASS Y SHARES                        CLASS Y SHARES
                                                                   YEAR ENDED                            YEAR ENDED
                                                                    12/31/01                              12/31/00
                                                       -------------------------------     -------------------------------

MUNDER INSTITUTIONAL S&P SMALLCAP INDEX
EQUITY FUND:
                                                                 SHARES         AMOUNT              SHARES          AMOUNT
                                                                 ------         ------              ------          ------

Sold...................................................         261,680    $ 2,827,801             877,095    $  9,883,438
Redeemed...............................................        (366,611)    (4,071,739)         (2,131,223)    (24,617,736)
                                                            -----------    -----------         -----------    ------------
Net decrease...........................................        (104,931)   $(1,243,938)         (1,254,128)   $(14,734,298)
                                                            ===========    ===========         ===========    ============


                                                                CLASS Y SHARES                        CLASS Y SHARES
                                                                   YEAR ENDED                          YEAR ENDED
                                                                    12/31/01                            12/31/00
                                                       -------------------------------     -------------------------------
MUNDER INSTITUTIONAL SHORT TERM TREASURY FUND:
                                                                 SHARES         AMOUNT              SHARES          AMOUNT
                                                                 ------         ------              ------          ------

Sold...................................................          44,251   $    449,423          11,858,227    $118,625,023
Issued as reinvestment of dividends....................         231,857      2,328,584             562,146       5,632,764
Redeemed...............................................      (2,894,450)   (29,367,791)         (7,849,573)    (79,017,967)
                                                            -----------   ------------         -----------    ------------
Net increase/(decrease)................................      (2,618,342)  $(26,589,784)          4,570,800    $ 45,239,820
                                                            ===========   ============         ===========    ============

(a) The Munder Institutional Short Term Treasury Fund commenced operations on February 2, 2000.

                The Munder Institutional Funds
                        Notes to Financial Statements, December 31, 2001
                               (Continued)
             -------------------------------------------------------------------


MUNDER INSTITUTIONAL MONEY MARKET FUNDS

      Since the Funds have sold, issued as reinvestment of dividend, and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments, and redemptions is the same as the amounts shown below for such transactions.

      At December 31, 2001, the Munder Institutional Government Money Market Fund was authorized to issue five hundred million shares of Class K and Class Y and one billion shares of Class Y-2 and Y-3 shares of $0.001 par value common stock. Changes in common stock were as follows:


                                                                  CLASS Y SHARES
                                                                    PERIOD ENDED
                                                                     12/31/01(A)
                                                                  --------------
MUNDER INSTITUTIONAL GOVERNMENT MONEY MARKET                              AMOUNT
FUND                                                                      ------

Sold...................................................              $65,597,144
Issued as reinvestment of dividends....................                        -
Redeemed...............................................              (52,378,868)
                                                                     -----------
Net increase..........................................               $13,218,276
                                                                     ===========

                                                                  CLASS Y SHARES        CLASS Y SHARES
                                                                    YEAR ENDED            YEAR ENDED
                                                                      12/31/01             12/31/00
                                                                  --------------        --------------
MUNDER INSTITUTIONAL MONEY MARKET FUND                                    AMOUNT                AMOUNT
                                                                          ------                ------
Sold...................................................           $1,406,802,391         $ 259,944,660
Issued as reinvestment of dividends....................                  228,777                     -
Redeemed...............................................           (1,008,454,200)         (207,288,885)
                                                                  --------------         -------------
Net increase..........................................            $  398,576,968         $  52,655,775
                                                                  ==============         =============

(a) The Munder Institutional Government Money Market Fund commenced operations on October 3, 2001.


7.    REVOLVING LINE OF CREDIT

      Effective December 19, 2001, the Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which each of the Funds, and other funds managed by the Advisor, except the Institutional Short Term Treasury Fund, the Institutional Money Market Fund and the Munder Institutional Government Money Market Fund, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the value of the total assets of the fund for which a loan is extended. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.09% per annum through December 19, 2001 and 0.10% per annum through December 18, 2002 on the daily amount of the unused commitment. For the year ended December 31, 2001, the Funds did not utilize the revolving line of credit and total commitment fees were $2,296.

                 The Munder Institutional Funds
                         Notes to Financial Statements, December 31, 2001
                                (Continued)
              ------------------------------------------------------------------


8.    DISTRIBUTIONS TO SHAREHOLDERS

      The tax character of distributions paid to shareholders during 2001 and 2000 were as follows:


                                                       2001                                            2000
                                    -------------------------------------------     -------------------------------------------
                                                   Long-Term                                        Long-Term
                                      Ordinary      Capital                            Ordinary      Capital
                                       Income         Gain         Total                Income         Gain         Total
                                    -------------------------------------------     -------------------------------------------
Munder Institutional S&P
500 Index Equity Fund .........     $ 2,000,070     $   345,076     $ 2,345,146     $ 1,476,234     $16,339,149     $17,815,383
Munder Institutional S&P
MidCap Index Equity Fund ......         109,463          91,530         200,993       1,065,026       1,216,670       2,281,696
Munder Institutional S&P
SmallCap Index Equity Fund ....       1,737,974       1,892,768       3,630,742       7,075,959            --         7,075,959
Munder Institutional Short
Term Treasury Fund ............       2,076,682         256,100       2,332,782       5,752,023            --         5,752,023
Munder Institutional Government
Money Market Fund .............         101,835            --           101,835             N/A             N/A             N/A
Munder Institutional Money
Market Fund ...................      12,673,396            --        12,673,396       8,362,604            --         8,362,604

     As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

                                      Undistributed   Undistributed    Post October/     Unrealized
                                         Ordinary       Long-Term      Capital Loss     Appreciation
                                          Income           Gain          Carryover     (Depreciation)        Total
                                    -----------------------------------------------------------------------------------
Munder Institutional S&P 500
Index Equity Fund .............     $    248,841     $       --       $ (2,762,573)     $(24,880,086)     $(27,393,818)
Munder Institutional S&P MidCap
Index Equity Fund .............           35,351             --           (285,280)           35,984          (213,945)
Munder Institutional S&P
 Small Cap Index Equity Fund ..          114,439             --         (2,675,618)        5,801,393         3,240,214
Munder Institutional Short Term
Treasury Fund .................           99,986          165,902             --             264,494           530,382

      For the Munder Institutional S&P 500 Index Equity Fund and the Munder Institutional S&P SmallCap Index Equity Fund the difference between book and tax distributable earnings was due to post October losses, capital loss carryovers, 1256 contract mark-to-markets and wash sales.

      For the Munder Institutional S&P MidCap Index Equity Fund the difference between the book and tax distributable earnings was due to capital loss carryovers, 1256 contract mark-to-market and wash sales.

      For the Munder Institutional Short Term Treasury Fund the difference between the book and tax distributable earnings was due to wash sales.

               The Munder Institutional Funds
                       Notes to Financial Statements, December 31, 2001
                             (Continued)
            --------------------------------------------------------------------

9. INCOME TAX INFORMATION

         As determined at December 31, 2001 the following Munder Funds had available for Federal income tax purposes, unused capital losses as follows:

                                                                                                     EXPIRING
                                                                                                       2009
                                                                                                       ----
                Munder Institutional S&P 500 Index Equity Fund............................       $  1,999,114
                Munder Institutional S&P MidCap Index Equity Fund.........................            285,280
                Munder Institutional S&P SmallCap Index Equity Fund.......................          2,558,383

         Certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The following Munder Funds have elected to defer net capital and currency losses arising between November 1, 2001 and December 31, 2001 as follows:

                                                                                                     AMOUNT
                                                                                                     ------
                Munder Institutional S&P 500 Index Equity Fund............................       $   763,459
                Munder Institutional S&P SmallCap Index Equity Fund.......................           117,235

10. DIRECTORS AND OFFICERS' INFORMATION (UNAUDITED)

         The directors and executive officers of the Company, and their business addresses, ages and principal occupations during the past five years are as set forth below. A cross (+) indicates a director who may be deemed to be an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of St. Clair Funds, Inc.

                                                                                              NUMBER OF
                                                                                              PORTFOLIOS
                             POSITION(S)   TERM OF                                            IN FUND      OTHER
NAME,                        WITH ST.      OFFICE AND                                         COMPLEX      DIRECTORSHIPS
ADDRESS                      CLAIR         LENGTH OF       PRINCIPAL OCCUPATION(S)            OVERSEEN     HELD BY
AND AGE                      FUNDS, INC.   TIME SERVED     DURING PAST 5 YEARS                BY DIRECTOR  DIRECTOR
---------------------------- ------------- --------------- ---------------------------------- ------------ --------------
Charles W. Elliott           Director      Indefinite*/    Consultant, self-employed (July    41           Director,
c/o The Munder Funds         and Chairman  since 2/94      1995 to present); Senior Advisor                Steelcase
480 Pierce Street                                          to the President, Western                       Financial
Suite 300                                                  Michigan University (July 1995                  Corporation
Birmingham, MI 48009                                       through December 1998);                         (since 1995).
Age 70.                                                    Director/Trustee and Chairman of
                                                           The Munder Funds (5); Director,
                                                           Enesco Corp. (1995 to 1999).

John Rakolta, Jr.            Director      Indefinite*/    Chairman and Chief Executive       41           None
c/o The Munder Funds         and Vice      since 4/95      Officer, Walbridge Aldinger
480 Pierce Street            Chairman                      Company (construction company)
Suite 300                                                  (1991 to present);
Birmingham, MI 48009                                       Director/Trustee and Vice
Age 54.                                                    Chairman of The Munder Funds (5).




----------
*Pursuant to the By-Laws, any director shall retire as director at the end of the calendar year in which the director attains the age of 72 years.

               The Munder Institutional Funds
                       Notes to Financial Statements, December 31, 2001
                             (Continued)
            --------------------------------------------------------------------


                                                                                              NUMBER OF
                                                                                              PORTFOLIOS
                             POSITION(S)   TERM OF                                            IN FUND      OTHER
NAME,                        WITH ST.      OFFICE AND                                         COMPLEX      DIRECTORSHIPS
ADDRESS                      CLAIR         LENGTH OF       PRINCIPAL OCCUPATION(S)            OVERSEEN     HELD BY
AND AGE                      FUNDS, INC.   TIME SERVED     DURING PAST 5 YEARS                BY DIRECTOR  DIRECTOR
---------------------------- ------------- --------------- ---------------------------------- ------------ --------------
David J. Brophy              Director      Indefinite*/    Professor, University of           41           Director,
c/o The Munder Funds                       since 4/95      Michigan (since August 1966);                   River Place
480 Pierce Street                                          Director/Trustee of The Munder                  Financial
Suite 300                                                  Funds (5).                                      Corporation
Birmingham, MI 48009                                                                                       (since 1982).
Age 65.

Dr. Joseph E. Champagne      Director      Indefinite*/    Vice President, Macomb College     41           Chairman of
c/o The Munder Funds                       since 2/94      (since 2001); Dean, Macomb                      Board of
480 Pierce Street                                          College (since September 1997);                 Directors,
Suite 300                                                  Director/Trustee of The Munder                  Ross
Birmingham, MI 48009                                       Funds (5).                                      Controls of
Age 63.                                                                                                    Troy,
                                                                                                           Michigan
                                                                                                           (manufacturing
                                                                                                           and
                                                                                                           engineering
                                                                                                           corporation)
                                                                                                           (since
                                                                                                           April
                                                                                                           1989).

Thomas D. Eckert             Director      Indefinite*/    President and Chief Executive      41           Director,
c/o The Munder Funds                       since 4/95      Officer, Capital Automotive REIT                Capital
480 Pierce Street                                          (real estate investment trust                   Automotive
Suite 300                                                  specializing in retail                          REIT (real
Birmingham, MI 48009                                       automotive properties) (since                   estate
Age 53.                                                    October 1997); President,                       investment
                                                           Mid-Atlantic Region of Pulte                    trust
                                                           Home Corporation (developer of                  specializing
                                                           residential land and                            in retail
                                                           construction of housing units)                  automotive
                                                           (August 1983 to October 1997);                  properties)
                                                           Director/Trustee of The Munder                  (since
                                                           Funds (5); Director, FBR                        October
                                                           Group-Funds (June 1996 to                       1997).
                                                           October 1997); Director ,
                                                           Celotex Corp. (April 1997 to
                                                           November 2000); Director, PHM
                                                           Mortgage (May 1996 to October
                                                           1997).

Dr. Arthur T. Porter         Director      Indefinite*/    President and Chief Executive      41           None
3990 John R.                               since 2/01      Officer of the Detroit Medical
Detroit, MI 48201                                          Center (March 1999 to present);
Age 45.                                                    Professor with Tenure and
                                                           Chairman of Radiation Oncology
                                                           of Wayne State University
                                                           School of Medicine (March 1991
                                                           to March 1999); Director/Trustee
                                                           of The Munder Funds (5).

----------
*Pursuant to the By-Laws, any director shall retire as director at the end of the calendar year in which the director attains the age of 72 years.

              The Munder Institutional Funds
                     Notes to Financial Statements, December 31, 2001
                           (Continued)
           ---------------------------------------------------------------------

                                                                                              NUMBER OF
                                                                                              PORTFOLIOS
                             POSITION(S)   TERM OF                                            IN FUND      OTHER
NAME,                        WITH ST.      OFFICE AND                                         COMPLEX      DIRECTORSHIPS
ADDRESS                      CLAIR         LENGTH OF       PRINCIPAL OCCUPATION(S)            OVERSEEN     HELD BY
AND AGE                      FUNDS, INC.   TIME SERVED     DURING PAST 5 YEARS                BY DIRECTOR  DIRECTOR
---------------------------- ------------- --------------- ---------------------------------- ------------ --------------
Michael T. Monahan+          Director      Indefinite*/    President of Monahan               41           Director,
3707 West Maple Rd.                        since 8/00      Enterprises, LLC (consulting                    Jacobson
Suite 102                                                  company) (June 1999 to present);                Stores, Inc.
Bloomfield Hills, MI 48301                                 Chairman of Munder Capital                      (since June
Age 63.                                                    Management (October 1999 to
                                                           1990). December 2000); Chief
                                                           Executive Officer of Munder
                                                           Capital Management (October 1999
                                                           to December 1999); President of
                                                           Comerica Incorporated (June 1992
                                                           to June 1999); Director/Trustee
                                                           of The Munder Funds (5);
                                                           Director, Comerica Incorporated
                                                           (June 1993 to June 1999);
                                                           Director, Hertz Corporation
                                                           (October 1997 to March 2001).

James C. Robinson            President     through 2/03/   Chairman and Chief Executive       Not          Not
480 Pierce St.                             since 5/00      Officer of Munder Capital          applicable   applicable
Suite 300                                                  Management (January 2000 to
Birmingham, MI 48009                                       present); Chief Investment Age
                                                           40. Officer/Fixed Income of
                                                           Munder Capital Management
                                                           (January 1990 to January 2000);
                                                           President of The Munder Funds
                                                           (5).

Stephen J. Shenkenberg       Vice          through 2/03/   General Counsel to Munder          Not          Not
480 Pierce St.               President     since 8/00      Capital Management (July 2000 to   applicable   applicable
Suite 300                    and                           present); Deputy General Counsel
Birmingham, MI 48009         Secretary                     of Strong Capital Management,
Age 43.                                                    Inc. (November 1996 to July
                                                           2000); Vice President and
                                                           Secretary of The Munder Funds (5).

Elyse G. Essick              Vice          through 2/03/   Chief Marketing Officer of         Not          Not
480 Pierce St.               President     since 4/95      Munder Capital Management          applicable   applicable
Suite 300                                                  (September 1988 to present);
Birmingham, MI 48009                                       Vice President of Munder Funds
Age 43.                                                    (5).

Peter K. Hoglund             Vice          through 2/03/   Chief Administration Officer of    Not          Not
480 Pierce St.               President     since 2/01      Munder Capital Management (May     applicable   applicable
Suite 300                                                  2000 to present); Associate of
Birmingham, MI 48009                                       Heartland Industrial Partners, a
Age 35.                                                    private equity group (October
                                                           1999 to May 2000); Sr. Portfolio
                                                           Manager of Munder Capital
                                                           Management (January 1995 to
                                                           October 1999); Vice President of
                                                           The Munder Funds (5).

----------

+"Interested director" as defined in the 1940 Act. Mr. Monahan owns stock in Comerica, Inc., the indirect parent company of Munder Capital Management.

*Pursuant to the By-Laws, any director shall retire as director at the end of the calendar year in which the director attains the age of 72 years.

               The Munder Institutional Funds
                      Notes to Financial Statements, December 31, 2001
                            (Continued)
            --------------------------------------------------------------------

                                                                                              NUMBER OF
                                                                                              PORTFOLIOS
                             POSITION(S)   TERM OF                                            IN FUND      OTHER
NAME,                        WITH ST.      OFFICE AND                                         COMPLEX      DIRECTORSHIPS
ADDRESS                      CLAIR         LENGTH OF       PRINCIPAL OCCUPATION(S)            OVERSEEN     HELD BY
AND AGE                      FUNDS, INC.   TIME SERVED     DURING PAST 5 YEARS                BY DIRECTOR  DIRECTOR
---------------------------- ------------- --------------- ---------------------------------- ------------ --------------
Cherie Ugorowski             Treasurer     through 2/03/   Controller of Munder Capital       Not          Not
480 Pierce St.                             since 8/01      Management (June 2001 to           applicable   applicable
Suite 300                                                  present); Corporate Accounting
Birmingham, MI 48009                                       Manager, DaimlerChrysler
Age 33.                                                    Corporation (September 1999 to
                                                           June 2001); Manager, Audit and
                                                           Business Advisory Practice,
                                                           Arthur Andersen LLP (September
                                                           1990 to September 1999);
                                                           Treasurer of The Munder Funds
                                                           (5).

David Rumph                  Assistant     through 2/03/   Analyst of Munder Capital          Not          Not
480 Pierce St.               Treasurer     since 8/01      Management (April 2001 to          applicable   applicable
Suite 300                                                  present); Analyst, Controller's
Birmingham, MI 48009                                       Group, Delphi Automotive Corp.
Age 30.                                                    (June 1999 to April 2001);
                                                           Manager, Mutual Fund Operations,
                                                           Banc One (April 1997 to June
                                                           1999); Audit Senior, Arthur
                                                           Andersen LLP (September 1993 to
                                                           April 1997); Assistant Treasurer
                                                           of The Munder Funds (5).

Bradford E. Smith            Assistant     through 2/03/   Director of Mutual Fund            Not          Not
480 Pierce St.               Treasurer     since 5/00      Operations of Munder Capital       applicable   applicable
Suite 300                                                  Management (March 2001 to
Birmingham, MI 48009                                       present); Manager of Mutual Fund
Age 29.                                                    Operations of Munder Capital
                                                           Management (March 2000 to
                                                           present); Administrator of
                                                           Mutual Fund Operations of Munder
                                                           Capital Management (August 1999
                                                           to February 2000); Assistant
                                                           Vice President, Madison Mosaic,
                                                           LLC (advisor to the Mosaic
                                                           Funds) (September 1998 to July
                                                           1999); Assistant Director of
                                                           Shareholder Service, Madison
                                                           Mosaic, LLC (April 1997 to
                                                           August 1998); Cash Manager, GIT
                                                           Funds (n.k.a. Mosaic Funds);
                                                           (June 1996 to March 1997);
                                                           Assistant Treasurer of The
                                                           Munder Funds (5).

Melanie Mayo West            Assistant     through 2/03/   Associate General Counsel of       Not          Not
480 Pierce St.               Secretary     since 2/02      Munder Capital Management          applicable   applicable
Suite 300                                                  (November 2001 to present);
Birmingham, MI 48009                                       Associate, Dykema Gossett PLLC
Age 34.                                                    (August 1998 to November 2001);
                                                           Associate, Hertz, Schram &
                                                           Saretsky, P.C. (March 1998 to
                                                           August 1998); Associate, Howard
                                                           & Howard Attorneys, P.C. (May
                                                           1995 to March 1998); Assistant
                                                           Secretary of The Munder Funds
                                                           (5).

              The Munder Institutional Funds
                     Notes to Financial Statements, December 31, 2001
                           (Continued)
           ---------------------------------------------------------------------

                                                                                              NUMBER OF
                                                                                              PORTFOLIOS
                             POSITION(S)   TERM OF                                            IN FUND      OTHER
NAME,                        WITH ST.      OFFICE AND                                         COMPLEX      DIRECTORSHIPS
ADDRESS                      CLAIR         LENGTH OF       PRINCIPAL OCCUPATION(S)            OVERSEEN     HELD BY
AND AGE                      FUNDS, INC.   TIME SERVED     DURING PAST 5 YEARS                BY DIRECTOR  DIRECTOR
---------------------------- ------------- --------------- ---------------------------------- ------------ --------------
Mary Ann Shumaker            Assistant     through 2/03/   Associate General Counsel of       Not          Not
480 Pierce St.               Secretary     since 8/99      Munder Capital Management (March   applicable   applicable
Suite 300                                                  1998 to present); Associate,
Birmingham, MI 48009                                       Miro Weiner & Kramer (law firm)
Age 47.                                                    (September 1991 to July 1997);
                                                           Assistant Secretary of The
                                                           Munder Funds (5).


The St. Clair SAI includes additional information about Fund directors and is available, without charge, upon request, by calling (800) 438-5789 toll free.

                Report of Ernst & Young LLP, Independent Auditors



To the Board of Directors and Shareholders of St. Clair Funds, Inc,

We have audited the accompanying statements of assets and liabilities of the Munder Institutional S&P 500 Index Equity Fund, Munder Institutional S&P MidCap Index Equity Fund, Munder Institutional S&P SmallCap Index Equity Fund, Munder Institutional Short Term Treasury Fund, Munder Institutional Government Money Market Fund, and Munder Institutional Money Market Fund (six of the portfolios constituting St. Clair Funds, Inc.) (collectively, the "Funds"), including the portfolios of investments, as of December 31, 2001, and the related statements of operations, changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Munder Institutional S&P 500 Index Equity Fund, Munder Institutional S&P MidCap Index Equity Fund, Munder Institutional S&P SmallCap Index Equity Fund, Munder Institutional Short Term Treasury Fund, Munder Institutional Government Money Market Fund, and Munder Institutional Money Market Fund of St. Clair Funds, Inc., at December 31, 2001, and the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                          ERNST & YOUNG LLP

Boston, Massachusetts
February 13, 2002

               The Munder Institutional Funds
                      Tax Information, December 31, 2001 (Unaudited)
            --------------------------------------------------------------------



     Of the distributions made by the following funds, the corresponding percentage represents the amount of each distribution which will qualify for the dividend received deduction available to corporate shareholders:

                    Munder Institutional S&P 500 Index Equity Fund................................        96.7%
                    Munder Institutional S&P MidCap Index Equity Fund.............................        74.2%
                    Munder Institutional S&P SmallCap Index Equity Fund...........................       100.0%

     The following amounts have been designated as capital gains dividends for the purposes of the dividends paid deduction:

                    Munder Institutional S&P 500 Index Equity Fund................................  $  345,076
                    Munder Institutional S&P MidCap Index Equity Fund.............................      91,530
                    Munder Institutional S&P SmallCap Index Equity Fund...........................   1,892,768
                    Munder Institutional Short Term Treasury Fund.................................     256,100


                                                           THE MUNDER FUNDS

BOARD OF DIRECTORS
            Charles W. Elliott, Chairman
            John Rakolta, Jr., Vice Chairman
            David J. Brophy
            Joseph E. Champagne
            Thomas D. Eckert
            Michael T. Monahan
            Arthur T. Porter
OFFICERS
            James C. Robinson, President
            Peter K. Hoglund, Vice President
            Elyse G. Essick, Vice President
            Stephen J. Shenkenberg, Vice President and Secretary
            Mary Ann Shumaker, Assistant Secretary
            Melanie Mayo West, Assistant Secretary
            Cherie N. Ugorowski, Treasurer
            David W. Rumph, Assistant Treasurer
            Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISORS
            Munder Capital Management
            Munder Capital Center
            480 Pierce Street
            Birmingham, MI 48009
            World Asset Management, a division of Munder Capital Management (Index Funds)
            225 East Brown Street, Suite 300
            Birmingham, MI 48009
TRANSFER AGENT
            PFPC, Inc.
            4400 Computer Drive
            Westborough, MA 01581
ADMINISTRATOR & CUSTODIAN
            State Street Bank & Trust Company
            225 Franklin Street
            Boston, MA 02110
DISTRIBUTOR
            Funds Distributor, Inc.
            60 State Street
            Boston, MA 02109
LEGAL COUNSEL
            Dechert
            1775 Eye Street, N.W.
            Washington, D.C. 20006
INDEPENDENT AUDITORS
            Ernst & Young, LLP
            200 Clarendon Street
            Boston, MA 02116

ANNINSTIY1201

INVESTMENT ADVISOR:Munder Capital Management and
                   World Asset Management
DISTRIBUTED BY: Funds Distributor, Inc.